UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENTELLUS MEDICAL, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

Common stock, par value $0.001 per share.
Aggregate number of securities to which transaction applies:

29,874,194 shares of common stock subject to the transaction (consisting of (i) 25,647,935 shares of common stock; (ii) 283,079 shares of common stock underlying restricted stock unit awards; (iii) 3,905,382 shares of common stock underlying stock options with exercise prices below $24.00; and (iv) 37,798 shares of common stock underlying the warrants issued in favor of Oxford Finance LLC with warrant prices below $24.00, in each case outstanding as of January 2, 2018.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined by multiplying 0.0001245 by the underlying value of the transaction of $664,078,824.14, which has been calculated as the sum of: (i) 25,647,935 shares of common stock issued and outstanding, multiplied by $24.00 per share; (ii) 283,079 shares of common stock issuable upon settlement of restricted stock unit awards, multiplied by $24.00 per share; (iii) 3,905,382 shares of common stock issuable upon exercise of stock options with exercise prices below $24.00, multiplied by $10.53 per share, which is the excess of $24.00 over $13.47, the weighted-average exercise price of such stock options; and (iv) 37,798 shares of common stock underlying the warrants issued in favor of Oxford Finance LLC with warrant prices below $24.00, multiplied by $16.16 per share, which is the excess of $24.00 over $7.84, the warrant price of such warrants.

Proposed maximum aggregate value of transaction:

$664,078,824.14
Total fee paid:

$82,677.81

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION—JANUARY 8, 2018

ENTELLUS MEDICAL, INC.

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

                    , 2018

Dear Fellow Stockholders:

You are cordially invited to attend a special meeting of the stockholders of Entellus Medical, Inc., a Delaware corporation (referred to as “Entellus,” the “Company,” “we” or “our”), to be held on                     , 2018, at                     , local time, at Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402.

On December 7, 2017, we entered into an Agreement and Plan of Merger (as it may be amended from time to time, referred to as the “Merger Agreement”) with Stryker Corporation, a Michigan corporation (referred to as “Stryker”), and Explorer Merger Sub Corp., a Delaware corporation and a direct or indirect wholly owned subsidiary of Stryker (referred to as “Merger Sub”). Pursuant to and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Entellus, with Entellus continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker (referred to as the “Merger”).

At the special meeting, you will be asked to consider and vote on a proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger (referred to as the “Merger Proposal”). The affirmative vote of the holders of a majority of the shares of Entellus common stock issued and outstanding as of the close of business on                     , 2018, the record date for the determination of stockholders entitled to vote at the special meeting (referred to as the “Record Date”), is required to approve the Merger Proposal. At the special meeting, you will also be asked to consider and vote on a proposal to approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the special meeting (referred to as the “Adjournment Proposal”).

If the Merger is consummated, you will be entitled to receive $24.00 per share in cash, without interest, subject to any applicable withholding taxes, for each share of Entellus common stock that you own (unless you have properly exercised and perfected and not lost or withdrawn your appraisal rights under Delaware law with respect to such shares). Such merger consideration represents a premium of approximately 50% over the Entellus common stock closing price of $16.01 on December 6, 2017, the last trading day before the public announcement that Entellus entered into the Merger Agreement.

The Board of Directors of Entellus (the “Board”) has unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of Entellus and its stockholders and has unanimously approved the Merger Agreement and the transactions contemplated by the Merger Agreement. The Board unanimously recommends that Entellus stockholders vote “FOR” the Merger Proposal. In addition, the Board unanimously recommends that Entellus stockholders vote “FOR” the Adjournment Proposal.

On December 7, 2017, certain stockholders of Entellus, including certain directors and executive officers of Entellus, in their respective capacities as holders of shares or other equity interests of Entellus, and certain of

their affiliates owning shares of Entellus common stock, collectively representing ownership of approximately         % of the outstanding shares of Entellus common stock as of the Record Date, each entered into a voting agreement with Stryker pursuant to which, among other things and subject to the terms and conditions therein, each of them has agreed to vote their shares of Entellus common stock in favor of the Merger Proposal.

We encourage you to read the accompanying proxy statement and its appendices, including the Merger Agreement, carefully and in their entirety. You may also obtain more information about Entellus from documents we file with the Securities and Exchange Commission from time to time.

Your vote is very important, regardless of the number of shares of Entellus common stock that you own. We cannot consummate the Merger unless the Merger Proposal is approved by the affirmative vote of the holders of a majority of the shares of Entellus common stock issued and outstanding as of the close of business on the Record Date. The failure of any stockholder to vote his, her or its shares of Entellus common stock in person by ballot at the special meeting, to submit a signed proxy card or to grant a proxy electronically over the Internet or by telephone will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your shares of Entellus common stock will have the same effect as a vote “AGAINST” the Merger Proposal.

Whether or not you plan to attend the special meeting in person, please complete, sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope as promptly as possible. You also may grant your proxy by using the toll-free telephone number, or by accessing the Internet website, specified on your proxy card. If you have any questions or need assistance voting your shares of Entellus common stock, please contact:

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

On behalf of the Board, I thank you for your support and appreciate your consideration of this matter.

Very truly yours,

Brian E. Farley
Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

This proxy statement is dated                     , 2018 and is first being mailed to stockholders on or about                     , 2018.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION—JANUARY 8, 2018

ENTELLUS MEDICAL, INC.

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2018

To the Stockholders of Entellus Medical, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Entellus Medical, Inc., a Delaware corporation (referred to as “Entellus,” “we” or “our”), will be held on                     , 2018, at             , local time, at Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, for the following purposes:

1.	To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, and which we refer to as the “Merger Agreement”), dated December 7, 2017, by and among Stryker Corporation, Explorer Merger Sub Corp. and Entellus, and approve the transactions contemplated thereby, including the merger of Explorer Merger Sub Corp. with and into Entellus, with Entellus continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker (referred to as the “Merger”); and

2.	To consider and vote on a proposal to approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, at the time of the special meeting.

Only stockholders of record as of the close of business on                     , 2018, the record date for the determination of stockholders entitled to vote at the special meeting (referred to as the “Record Date”) are entitled to notice of the special meeting and to vote at the special meeting or at any adjournment or postponement thereof. These items of business are described in the proxy statement that follows this notice. A list of such stockholders will be available during normal business hours at our principal executive offices at 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447 at least 10 days prior to the special meeting and on the day of the special meeting for examination by any stockholder registered on our stock ledger as of the Record Date for any purpose germane to the special meeting.

The Board unanimously recommends that you vote:

1.	“FOR” the proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger (referred to as the “Merger Proposal”); and

2.	“FOR” the proposal to approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the proposal to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, at the time of the special meeting (referred to as the “Adjournment Proposal”).

Your vote is very important, regardless of the number of shares of Entellus common stock you own. The affirmative vote of the holders of a majority of the shares of Entellus common stock issued and outstanding as of the close of business on the Record Date is required to approve the Merger Proposal. The affirmative vote of the holders of our common stock of a majority of the votes cast (excluding abstentions), either in person or by proxy, and entitled to vote at the special meeting, is required to approve the Adjournment Proposal.

The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the special meeting will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the Adjournment Proposal. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your shares will result in a “broker non-vote” of such shares and will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal but will not have any effect on the Adjournment Proposal.

The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of Entellus common stock issued and outstanding as of the close of business on the Record Date will constitute a quorum for the transaction of business at the meeting. Abstentions, if any, will be counted as present for purposes of determining the existence of a quorum. Broker non-votes will not be counted as present for purposes of determining the existence of a quorum.

Under Delaware law, stockholders who do not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of their shares of Entellus common stock as determined by the Delaware Court of Chancery if the Merger is consummated, but only if they submit a written demand for such an appraisal before the vote on the Merger Proposal and comply with the other Delaware law procedures explained in the accompanying proxy statement.

You may revoke your proxy at any time before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement. If you are a stockholder of record, you may revoke your proxy by attending the meeting and voting in person.

By Order of the Board of Directors,

Brent A. Moen

Chief Financial Officer and Secretary

Plymouth, Minnesota

                    , 2018

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY IN THE REPLY ENVELOPE PROVIDED.

YOUR VOTE IS VERY IMPORTANT

If your shares are registered directly in your name: If you are a stockholder of record, you may vote your shares through the Internet, by telephone or by mail as described below. Please help us save time and postage costs by voting through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately. To vote:

1.	BY INTERNET

a. Go to the website at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time on                     , 2018, the day preceding the special meeting.

b. Please have your proxy card available to verify your identity and create an electronic ballot.

c. Follow the simple instructions provided.

2.	BY TELEPHONE

a. On a touch-tone telephone, call toll-free 1-800-690-6903, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time on                     , 2018, the day preceding the special meeting.

b. Please have your proxy card available to verify your identity.

c. Follow the simple instructions provided.

3.	BY MAIL

a. Mark, sign and date your proxy card.

b. Return it prior to                     , 2018, the day preceding the special meeting, in the postage-paid envelope that will be provided.

If your shares are held in the name of a bank, broker or other nominee: You will receive instructions on how to vote from the bank, broker or other nominee. You must follow the instructions of such bank, broker or other nominee in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. As a beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote the shares in your account. Your bank, broker or other nominee cannot vote on either of the proposals, including the Merger Proposal, without your instructions.

If you fail to return your proxy card, grant your proxy electronically over the Internet or by telephone or vote by ballot in person at the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you hold your shares through a bank, broker or other nominee, you must obtain from such nominee a valid “legal proxy” issued in your name in order to vote in person at the special meeting.

We encourage you to read the accompanying proxy statement, including all documents incorporated by reference into the accompanying proxy statement, and its appendices carefully and in their entirety. If you have any questions concerning the Merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or require assistance in submitting your proxy or voting your shares of Entellus common stock, please contact our proxy solicitor or us at the contact information provided below:

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

or

Entellus Medical, Inc.

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

Attention: Investor Relations

ir@entellusmedical.com

i

APPENDICES

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions you may have regarding the special meeting, the Merger Agreement (as defined below) and the transactions contemplated by the Merger Agreement, by which Explorer Merger Sub Corp. will merge with and into Entellus (as defined below), with Entellus continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker Corporation (referred to as the “Merger”). These questions and answers may not address all questions that may be important to you as a stockholder of Entellus. Please refer to the “Summary” beginning on page 11 of this proxy statement and the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement and the documents incorporated by reference or referred to in this proxy statement, which you should read carefully and in their entirety.

Except as otherwise specifically noted in this proxy statement or as context otherwise requires, “Entellus,” “we,” “our,” “us,” the “Company” and similar words in this proxy statement refer to Entellus Medical, Inc. including, in certain cases, our subsidiaries. Throughout this proxy statement we refer to Stryker Corporation as “Stryker” and Explorer Merger Sub Corp. as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated December 7, 2017, as it may be amended from time to time, by and among Stryker, Merger Sub and Entellus, as the “Merger Agreement.”

Q:	Why am I receiving these materials?

A:	On December 7, 2017, Entellus entered into the Merger Agreement providing for the merger of Merger Sub, a direct or indirect wholly owned subsidiary of Stryker, with and into Entellus, with Entellus continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker. The Board of Directors of Entellus (referred to as the “Board”) is furnishing this proxy statement and form of proxy card to the holders of Entellus common stock in connection with the solicitation of proxies by the Board in favor of the proposal to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, and in favor of the proposal to approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, at the time of the special meeting.

Q:	What is the proposed transaction?

A:	The proposed transaction is the acquisition of Entellus by Stryker through the merger of Merger Sub with and into Entellus pursuant to the Merger Agreement. Following the date and time the certificate of merger is duly filed with the Secretary of State of the State of Delaware (or at such later date and time as Entellus and Stryker may agree and specify in the certificate of merger) (referred to as the “Effective Time”), Entellus will be privately held as a direct or indirect wholly owned subsidiary of Stryker. If the Merger is consummated, each share of Entellus common stock will automatically be cancelled and you will not own any shares of the capital stock of the surviving corporation.

Q:	What will I receive if the Merger is consummated?

A:

Upon consummation of the Merger, you will be entitled to receive $24.00 in cash, without interest (referred to as the “Merger Consideration”), subject to any applicable withholding taxes, for each share of Entellus common stock that you own, unless you do not vote in favor of the Merger Proposal and you are entitled to demand and have properly made a demand for appraisal and do not thereafter fail to perfect, or do not effectively withdraw or otherwise lose your right to appraisal in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) with respect to such shares. For example, if you own 100 shares of our common stock, you will receive $2,400.00 in cash in exchange for your shares of our common stock (less any amount that may be withheld with respect to any applicable withholding taxes). You will not be entitled to receive shares in the surviving corporation or in Stryker as a result of the Merger.

Q:	How does the Merger Consideration compare to the market price of Entellus common stock prior to the public announcement of the Merger Agreement? How does the Merger Consideration compare to the market price of Entellus common stock as of a recent trading date?

A:	The Merger Consideration represents a premium of approximately 50% over the closing Entellus common stock price on the Nasdaq Global Market of $16.01 on December 6, 2017, the last trading day before the public announcement that Entellus entered into the Merger Agreement. On , 2018, the last practicable day before the printing of this proxy statement, the closing price of Entellus common stock on the Nasdaq Global Market was $ per share. You are encouraged to obtain current market quotations for Entellus common stock.

Q:	When and where is the special meeting?

A:	The special meeting will take place on , 2018 at Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, at , local time.

Q:	What am I being asked to vote on at the special meeting?

A:	You are being asked to consider and vote on the following proposals:

•	To adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger (referred to as the “Merger Proposal”); and

•	To approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the proposal to adopt the Merger Agreement at the time of the special meeting (referred to as the “Adjournment Proposal”).

Q:	Who is entitled to vote at the special meeting?

A:	Only holders of record of Entellus common stock as of the close of business on , 2018 (referred to as the “Record Date”) will be entitled to notice of, and to vote at, the special meeting. As of the close of business on the Record Date, there were shares of Entellus common stock outstanding. Each outstanding share of Entellus common stock on that date will entitle its holder to one vote, in person or by proxy, on all matters to be voted on at the special meeting.

Q:	What vote is required to approve the proposal to adopt the Merger Agreement?

A:	The affirmative vote of the holders of a majority of the outstanding shares of Entellus common stock issued and outstanding is required to approve the Merger Proposal.

The failure to vote your shares of common stock by submitting a signed proxy card, granting a proxy electronically over the Internet or by telephone or voting in person by ballot at the special meeting will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your shares of Entellus common stock will result in a broker non-vote and will have the same effect as a vote “AGAINST” the Merger Proposal. Abstentions by you or your bank, broker or other nominee will have the same effect as a vote “AGAINST” the Merger Proposal.

Pursuant to voting agreements entered into on December 7, 2017, certain stockholders of Entellus, including certain directors and officers of Entellus in their respective capacities as holders of common stock or other equity interests of Entellus, agreed, subject to certain conditions, among other things, to vote a total of 8,052,987 shares of our common stock or approximately     % of the outstanding shares of our common stock entitled to vote at the special meeting as of the Record Date, “FOR” the Merger Proposal.

Q:	What factors did the Board consider in deciding to enter into the Merger Agreement and recommending the approval of the Merger Proposal and Adjournment Proposal?

A:	In reaching its decision to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and to recommend our stockholders approve the Merger Proposal and the Adjournment Proposal, the Board consulted with our management, as well as our legal and financial advisors, and considered the terms of the proposed Merger Agreement and the transactions contemplated thereby, including the Merger, as well as other alternatives. For a more detailed description of these factors, see “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 41 of this proxy statement.

Q:	What is a quorum and how many shares are needed to constitute a quorum?

A:	A quorum of stockholders is the presence of stockholders holding the minimum number of shares necessary to transact business at the special meeting. The holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the special meeting, either present in person or represented by proxy, will constitute a quorum at the special meeting. If a quorum is not present, then under our Amended and Restated Bylaws, (i) the chairperson of the meeting or (ii) the affirmative vote of a majority of the shares of our common stock represented at the special meeting, either in person or by proxy, and entitled to vote at the meeting, may adjourn the meeting from time to time until a quorum is present or represented.

If you submit a signed proxy card, grant a proxy electronically over the Internet or by telephone, or submit a ballot in person at the special meeting (regardless of whether you indicate how you wish to vote), your shares of Entellus common stock will be counted for purposes of determining the presence of a quorum. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your shares of Entellus common stock will result in a broker non-vote and such shares will not be counted for purposes of determining the presence of a quorum. Abstentions by you or your bank, broker or other nominee will be counted for purposes of determining the presence of a quorum.

Q:	What vote is required to approve the proposal to approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies?

A:	Approval of the Adjournment Proposal requires the affirmative vote of the holders of our common stock representing a majority of the votes cast (excluding abstentions), either in person or by proxy, and entitled to vote at the special meeting.

The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the special meeting will not have any effect on the Adjournment Proposal. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee on how to vote your shares will result in a broker non-vote and will not have any effect on the Adjournment Proposal. Abstentions will not have any effect on the Adjournment Proposal.

Q:	How does the Board recommend that I vote?

A:

The Board, after considering the various factors described under “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 41 of this proxy statement, unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of Entellus and its stockholders, and directed that the adoption of the Merger Agreement be submitted to a vote of our stockholders.

The Board unanimously recommends that you vote “FOR” the Merger Proposal and “FOR” the Adjournment Proposal.

Q:	What do I need to do now? How do I vote my shares of Entellus common stock?

A:	We encourage you to read this proxy statement, the appendices to this proxy statement, including the Merger Agreement, and the documents we include by reference and refer to in this proxy statement carefully and consider how the Merger affects you. Your vote is very important. If you are a stockholder of record (that is, if your shares of common stock are registered in your name with our transfer agent, Computershare Trust Company, N.A.), there are four ways to vote:

•	by attending the special meeting and voting in person by ballot;

•	by visiting the Internet at the address on your proxy card and submitting your proxy card;

•	by calling toll-free (within the U.S. or Canada) at the phone number on your proxy card and submitting your proxy; or

•	by completing, dating, signing and returning the enclosed proxy card in the accompanying prepaid reply envelope.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Merger Proposal and the Adjournment Proposal, if necessary or appropriate to solicit additional proxies.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of common stock, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone. Please be aware that, although there is no charge for voting your shares, if you vote electronically over the Internet or by telephone, you may incur costs such as telephone and Internet access charges for which you will be responsible. Even if you plan to attend the special meeting in person, you are strongly encouraged to vote your shares of common stock by proxy.

If your shares are held in “street name” through a bank, broker or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting “AGAINST” the Merger Proposal.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by or on behalf of Entellus.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of such shares of Entellus common stock and are considered to hold them in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid “legal proxy” from your bank, broker or other nominee.

Q:	Will my shares of Entellus common stock held in “street name” or another form of record ownership be combined for voting purposes with shares I hold as the stockholder of record?

A:	No. Because any shares of Entellus common stock you may hold in “street name” will be deemed to be held by a different stockholder than any shares of Entellus common stock you hold as the stockholder of record, any shares of Entellus common stock held in “street name” will not be combined for voting purposes with shares of Entellus common stock you hold as the stockholder of record. Similarly, if you own shares of Entellus common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares of Entellus common stock because they are held in a different form of record ownership. Shares of Entellus common stock held by a corporation or business entity must be voted by an authorized officer of the entity. Shares of Entellus common stock held in an individual retirement account must be voted under the rules governing the account.

Q:	If I hold my shares of Entellus common stock in “street name,” will my bank, broker or other nominee vote my shares for me on the proposals to be considered at the special meeting?

A:	Not without your direction. Your bank, broker or other nominee will only be permitted to vote your shares of Entellus common stock on any “non-routine” proposal if you instruct your bank, broker or other nominee on how to vote. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your bank, broker or other nominee on how to vote your shares of Entellus common stock with respect to such matters. The proposals in this proxy statement are non-routine matters, and banks, brokers and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your bank, broker or other nominee on how you wish to vote your shares.

You should follow the procedures provided by your bank, broker or other nominee to instruct them, as applicable, to vote your shares of Entellus common stock. Without such instructions, a broker non-vote will result, and your shares will not be voted at the special meeting. A broker non-vote will have the same effect as if you voted “AGAINST” the Merger Proposal, but will have no effect on the Adjournment Proposal.

Q:	What happens if I do not vote?

A:	The required vote to approve the Merger Proposal is based on the total number of shares of Entellus common stock issued and outstanding as of the close of business on the Record Date, not just the shares that are voted at the special meeting. If you do not vote, it will have the same effect as a vote “AGAINST” the Merger Proposal.

Q:	May I change my vote after I have mailed my signed proxy card or otherwise submitted my vote by proxy?

A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•	delivering a written notice of revocation of your proxy to our Secretary at Entellus Medical, Inc., 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447, Attention: Corporate Secretary;

•	signing and submitting a new proxy card with a later date and returning it to us prior to the special meeting by telephone, the Internet or mail, in each case, dated after the date of the proxy being revoked; or

•	attending the special meeting and voting in person (simply attending the special meeting will not cause your proxy to be revoked).

Please note that if you hold your shares of common stock in “street name,” and you have instructed a broker, bank or other nominee to vote your shares, the above-described options for revoking your voting instructions do not apply, and instead you should contact your bank, broker or other nominee for instructions regarding how to change or revoke your vote. You may also vote in person at the special meeting if you obtain a valid “legal proxy” from your bank, broker or other nominee.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Entellus common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Entellus common stock is called a “proxy card.” The Board has designated Robert S. White, our President and Chief Executive Officer, and Brent A. Moen, our Chief Financial Officer and Secretary, each of them with full power of substitution, as proxies for the special meeting.

Q:	If a stockholder gives a proxy, how are the shares voted?

A:	Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted “FOR” or “AGAINST” or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted (i) “FOR” the Merger Proposal; and (ii) “FOR” the Adjournment Proposal.

Q:	May I attend the special meeting and vote in person?

A:	Yes. All stockholders of Entellus as of the Record Date may attend the special meeting and vote in person. Stockholders will need to present proof of ownership of our common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the special meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the special meeting. Even if you plan to attend the special meeting in person, we encourage you to complete, sign, date and return the enclosed proxy or vote electronically over the Internet or via telephone to ensure that your shares will be represented at the special meeting. If you hold your shares in “street name,” because you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid “legal proxy” from your bank, broker or other nominee.

Q:	What happens if I sell or otherwise transfer my shares of Entellus common stock before consummation of the Merger?

A:	If you sell or transfer your shares of our common stock before consummation of the Merger, you will have transferred your right to receive the Merger Consideration in the Merger. In order to receive the Merger Consideration, you must hold your shares of our common stock through consummation of the Merger.

The Record Date for stockholders entitled to vote at the special meeting is earlier than the date the Merger is anticipated to be consummated. Accordingly, if you sell or transfer your shares of Entellus common stock after the Record Date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Entellus in writing of such special arrangements, you will transfer the right to receive the

Merger Consideration, if the Merger is consummated, to the person to whom you sell or transfer your shares of Entellus common stock, but you will have retained your right to vote these shares at the special meeting. Even if you sell or otherwise transfer your shares of Entellus common stock after the Record Date, we encourage you to complete, date, sign and return the enclosed proxy card or vote via the Internet or telephone.

Q:	Should I send in my stock certificates now?

A:	No. Shortly after the Merger is consummated, under the terms of the Merger Agreement, you will receive a letter of transmittal instructing you how to send your stock certificates to the paying agent in order to receive the cash payment of the Merger Consideration for each share of Entellus common stock represented by the stock certificates. You must use the letter of transmittal to exchange your stock certificates for the Merger Consideration to which you are entitled upon consummation of the Merger. If your shares of Entellus common stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the Merger Consideration. Please do not send in your stock certificates now.

Q:	I do not know where my stock certificate is. How will I get the Merger Consideration for my shares?

A:	If the Merger is consummated, the transmittal materials you will receive after the consummation of the Merger will include the procedures that you must follow if you cannot locate your stock certificate. This will include an affidavit that you will need to sign attesting to the loss of your stock certificate. You may also be required to post a bond as indemnity against any potential loss.

Q:	When do you expect the Merger to be consummated?

A:	We currently anticipate that the Merger will be consummated in the first half of 2018, assuming satisfaction or waiver of all of the conditions to the Merger. However, the Merger is subject to certain conditions, and it is possible that factors outside the control of Entellus and Stryker could result in the Merger being consummated at a later time or not at all.

Q:	What effects will the Merger have on Entellus?

A:	Our common stock is currently registered under the Securities Exchange Act of 1934, as amended (referred to as the “Exchange Act”), and is listed on Nasdaq Global Market under the symbol “ENTL.” As a result of the Merger, Entellus will cease to be a publicly traded company and will become a direct or indirect wholly owned subsidiary of Stryker. As soon as reasonably practicable following the consummation of the Merger, our common stock will cease trading on and be delisted from the Nasdaq Global Market and will be deregistered under the Exchange Act, and Entellus will no longer be required to file periodic reports with the Securities and Exchange Commission (referred to as the “SEC”).

Q:	What happens if the Merger is not consummated?

A:	If the Merger Proposal is not approved by our stockholders or if the Merger is not consummated for any other reason, Entellus stockholders will not receive any payment for their shares of our common stock. Instead, Entellus will remain a public company, our common stock will continue to be listed and traded on the Nasdaq Global Market and registered under the Exchange Act and we will continue to file periodic reports with the SEC.

Under specified circumstances, we may be required to pay Stryker a termination fee upon the termination of the Merger Agreement or reimburse Stryker for its transaction expenses, up to a certain amount, as described under “The Merger Agreement—Termination Fee; Certain Stryker Expenses” beginning on page 94 of this proxy statement.

Q:	Do any directors or executive officers have interests in the Merger that may differ from those of Entellus stockholders generally?

A:	In considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by our stockholders. For a description of the interests of our directors and executive officers in the Merger, see “The Merger—Interests of the Directors and Executive Officers of Entellus in the Merger” beginning on page 61 of this proxy statement.

Q:	Who will count the votes obtained at the special meeting?

A:	The votes will be counted by the inspector of election appointed for the special meeting.

Q:	Where can I find the voting results of the special meeting?

A:	We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that we will file with the SEC following the special meeting. All reports that we file with the SEC are publicly available when filed. See “Where You Can Find More Information” beginning on page 106 of this proxy statement.

Q:	Will I be subject to U.S. federal income tax upon the exchange of Entellus common stock for cash pursuant to the Merger?

A:	The exchange of our common stock for cash pursuant to the Merger generally will require a “U.S. Holder” (as defined below under “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement) to recognize a gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash received by such U.S. Holder pursuant to the Merger and such U.S. Holder’s adjusted tax basis in the shares of our common stock surrendered pursuant to the Merger. A “Non-U.S. Holder” (as defined below under “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement) generally will not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States. We recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under the laws of any state, local or foreign taxing jurisdiction or other tax laws. A more complete description of the U.S. federal income tax consequences of the Merger is provided under “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement.

Q:	What will the holders of Entellus stock options, restricted stock unit awards and the participants in Entellus’ employee stock purchase plan receive in the Merger?

A:

As of the Effective Time of the Merger, each outstanding and unexercised option to purchase shares of our common stock immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration with respect to each share of our common stock subject to the option, net of the applicable per share exercise price and any applicable withholding taxes or other amounts required by applicable law to be withheld. Options with a per share exercise price equal to or exceeding the Merger Consideration will be cancelled without payment.

The Merger Agreement also provides that each restricted stock unit award outstanding immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration in respect of each share of our common stock underlying the award, net of any applicable withholding taxes or other amounts required to be withheld by applicable law.

The most recent offering period in effect under the Entellus 2015 Employee Stock Purchase Plan (as it may be amended from time to time, referred to as the “ESPP”) ended as scheduled on December 31, 2017 and all options under the ESPP were exercised on such date. No new additional offering period will begin thereafter. Subject to the consummation of the Merger, the ESPP will terminate as of immediately prior to the Effective Time. Participants who purchased shares of our common stock under the ESPP will receive the same Merger Consideration in the same manner as other stockholders for each such share the participant holds as of the Effective Time.

Q:	Am I entitled to appraisal rights instead of receiving the Merger Consideration for my shares of common stock under the DGCL?

A:	Yes. As a holder of Entellus common stock, you are entitled to exercise appraisal rights under the DGCL in connection with the Merger if you take certain actions and meet certain conditions. Under the DGCL, stockholders who do not vote for the adoption of the Merger Agreement have the right to seek appraisal of the fair value of their shares of common stock as determined by the Delaware Court of Chancery, but only if they comply fully with all applicable requirements of the DGCL, which are summarized in this proxy statement. Any appraisal amount determined by the court could be more than, the same as, or less than the value of the Merger Consideration. Any stockholder intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to Entellus before the vote on the adoption of the Merger Agreement and must not vote or otherwise submit a proxy in favor of adoption of the Merger Agreement. Failure to follow exactly the procedures specified under the DGCL will result in the loss of appraisal rights. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights we encourage you to seek the advice of your own legal counsel. See “The Merger—Appraisal Rights” beginning on page 67 of this proxy statement.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if your shares of common stock are held in more than one brokerage account or are registered differently, you will receive more than one proxy card or voting instruction card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares of common stock are voted.

Q:	What is householding and how does it affect me?

A:

The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of shares of our common stock held through brokerage firms. If your family has multiple accounts holding shares of our common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:	Who can help answer my questions?

A:	If you have any more questions concerning the Merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or enclosed proxy card, or require assistance in submitting your proxy or voting your shares of Entellus common stock, please contact our proxy solicitor or us at the contact information provided below:

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

or

Entellus Medical, Inc.

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

Attention: Investor Relations

ir@entellusmedical.com

If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

SUMMARY

This summary discusses the material information contained in this proxy statement, including with respect to the Merger and the Merger Agreement. This summary may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms, you should read carefully this entire proxy statement, the appendices, including the Merger Agreement, and the documents we incorporate by reference in this proxy statement. You may obtain the documents and information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 106 of this proxy statement. The Merger Agreement is attached as Appendix A to this proxy statement.

The Companies (page 22)

Entellus Medical, Inc.

Entellus is a Delaware corporation with principal executive offices located at 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447, telephone number (763) 463-1595. Entellus is a medical technology company focused on delivering superior patient and physician experiences through products designed for less invasive treatments. Entellus products are used for the treatment of adult and pediatric patients with chronic and recurrent sinusitis, patients with nasal airway obstruction, as well as adult patients with persistent Eustachian tube dysfunction. Entellus’ platform of products provides safe, effective and easy-to-use solutions intended to enable treatment of patients in more cost-effective sites of care. Entellus’ product lines, including the XprESS™ ENT Dilation System, Latera™ Absorbable Nasal Implant, MiniFESS™ Surgical Instruments, XeroGel Nasal Dressing and FocESS™ Imaging & Navigation, combine to enable ears, nose and throat (referred to as “ENT”) physicians to conveniently and comfortably perform a broad range of procedures in the most cost effective and efficient site of care. Entellus is committed to broadening its product portfolio with high-quality and purposeful innovations for the global ENT market. The common stock of Entellus is listed on the Nasdaq Global Market under the symbol “ENTL.” See “The Companies—Entellus Medical, Inc.” beginning on page 22 of this proxy statement.

Additional information about Entellus is contained in certain of its public filings that are incorporated by reference herein. See “Where You Can Find More Information” beginning on page 106 of this proxy statement.

Stryker Corporation

Stryker is a Michigan corporation with principal executive offices located at 2825 Airview Boulevard, Kalamazoo, Michigan 49002, telephone number (269) 385-2600. Stryker is one of the world’s leading medical technology companies and is dedicated to helping healthcare professionals perform their jobs more efficiently while enhancing patient care. Stryker offers a diverse array of innovative medical technologies including orthopaedic, medical and surgical, and neurotechnology and spine products to help people lead more active and more satisfying lives. The common stock of Stryker is listed on the New York Stock Exchange under the symbol “SYK.” See “The Companies—Stryker Corporation” beginning on page 22 of this proxy statement.

Explorer Merger Sub Corp.

Merger Sub is a Delaware corporation and a direct or indirect wholly owned subsidiary of Stryker, with principal executive offices located at 2825 Airview Boulevard, Kalamazoo, Michigan 49002, telephone number (269) 385-2600. It was formed solely for the purpose of effecting the Merger and the transactions contemplated by the Merger Agreement. See “The Companies—Explorer Merger Sub Corp.” beginning on page 22 of this proxy statement.

The Special Meeting (page 23)

This proxy statement is furnished in connection with the solicitation by the Board of proxies to be voted at a special meeting of Entellus stockholders to be held on                     , 2018, at Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, at             , local time.

At the special meeting, we will ask our stockholders of record as of the Record Date to vote on (i) the Merger Proposal and (ii) the Adjournment Proposal.

The Merger Proposal (page 97)

You will be asked to consider and vote upon the proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger. The Merger Agreement provides, among other things, that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Entellus, with Entellus continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker and that at the Effective Time and as a result of the Merger, each share of our common stock issued and outstanding immediately prior to the Effective Time (other than shares held by Entellus, Stryker, any subsidiary of Stryker or any stockholder who properly exercises and perfects appraisal of his, her or its shares under Delaware law) will be automatically cancelled and converted into the right to receive the Merger Consideration.

Following the Merger, Entellus common stock will no longer be publicly traded and existing Entellus stockholders will cease to have any ownership interest in Entellus.

Record Date; Shares Entitled to Vote; Quorum (page 23)

You are entitled to receive notice and to vote at the special meeting if you owned shares of Entellus common stock as of the close of business on the Record Date for the special meeting.

A quorum of stockholders is necessary to transact business at the special meeting. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of Entellus common stock issued and outstanding and entitled to vote as of the Record Date at the special meeting will constitute a quorum at the special meeting, permitting Entellus to transact business at the special meeting.

Vote Required to Approve the Merger (page 24)

Each share of common stock issued and outstanding as of the close of business on the Record Date is entitled to one vote at the special meeting.

Approval of the Merger Proposal requires the holders of a majority of the shares of Entellus common stock issued and outstanding as of the close of business on the Record Date vote “FOR” the Merger Proposal. A failure to vote your shares of common stock or an abstention from voting for the Merger Proposal will have the same effect as a vote “AGAINST” the Merger Proposal.

As of the Record Date, there were approximately                  shares of our common stock outstanding and entitled to vote at the special meeting.

Recommendation of the Board and Reasons for the Merger (page 41)

The Board, after considering various factors described under “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 41 of this proxy statement, unanimously determined that the

Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of Entellus and its stockholders, and directed that the adoption of the Merger Agreement be submitted to a vote of our stockholders.

The Board unanimously recommends that you vote (i) “FOR” the Merger Proposal and (ii) “FOR” the Adjournment Proposal.

Voting Agreements (page 66)

Concurrently with entering into the Merger Agreement, certain stockholders of Entellus, including certain directors and executive officers of Entellus, in their respective capacities as holders of shares or other equity interests of Entellus, and certain of their affiliates owning shares of Entellus common stock, collectively representing ownership of approximately     % of the outstanding shares of Entellus common stock as of the Record Date, each entered into a voting agreement with Stryker (collectively referred to as the “Voting Agreements”) pursuant to which, among other things and subject to the terms and conditions therein, they agreed to vote their shares of Entellus common stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, and against any alternative competing proposal. In addition, each stockholder party to a Voting Agreement waived his, her or its appraisal rights and provided an irrevocable proxy to Stryker to vote in favor of the Merger Proposal, including voting for the adoption of the Merger Agreement. The Voting Agreements do not limit or restrict the stockholders party thereto solely in their capacity as a director or officer of Entellus from acting in such capacity. Each Voting Agreement terminates upon the earliest to occur of (i) mutual consent by the relevant stockholder and Stryker; (ii) the termination of the Merger Agreement in accordance with its terms; (iii) the Effective Time; (iv) the Board changing its recommendation that Entellus’ stockholders adopt the Merger Agreement in accordance with the terms of the Merger Agreement; or (v) the amendment of the Merger Agreement without the prior written consent of a stockholder party to a Voting Agreement if such amendment, among other things, decreases the amount or changes the form of Merger Consideration or otherwise is materially adverse to such stockholder relative to the other stockholders of Entellus.

Fairness Opinion of Entellus’ Financial Advisor (page 46)

On December 6, 2017, Piper Jaffray & Co. (referred to as “Piper Jaffray”) rendered its oral opinion to the Board (which was subsequently confirmed in writing by delivery of Piper Jaffray’s written opinion dated the same date) to the effect that, as of December 6, 2017, and based upon and subject to the various assumptions and limitations set forth therein, the Merger Consideration to be received by the holders of Entellus common stock in the Merger was fair, from a financial point of view, to such stockholders.

Piper Jaffray’s opinion was directed to the Board, and only addressed the fairness, from a financial point of view, to the holders of Entellus common stock of the Merger Consideration to be received by such stockholders in the Merger and did not address any other aspect or implication of the Merger. The summary of Piper Jaffray’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Appendix C to this proxy statement and sets forth the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Piper Jaffray in preparing its opinion. However, neither Piper Jaffray’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement is intended to be, and they do not constitute, a recommendation to any holders of Entellus common stock as to how such stockholders should vote or act with respect to the Merger or any other matter.

See Appendix C “The Merger—Fairness Opinion of Entellus’ Financial Advisor” beginning on page 46 of this proxy statement.

Certain Effects of the Merger on Entellus (page 31)

Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Entellus, with Entellus continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker. Throughout this proxy statement, we use the term “surviving corporation” to refer to Entellus as the surviving corporation following the Merger. If the Merger is consummated, you will not own any shares of the capital stock of the surviving corporation.

The Effective Time will occur, if it occurs, upon the filing of the certificate of merger with the Delaware Secretary of State (or at such later date and time as we and Stryker may agree and specify in the certificate of merger).

Effect on Entellus if the Merger is Not Consummated (page 31)

If the Merger Proposal is not approved by Entellus stockholders or if the Merger is not consummated for any other reason, Entellus stockholders will not receive any payment for their shares of Entellus common stock. Instead, Entellus will remain a public company, our common stock will continue to be listed and traded on the Nasdaq Global Market and registered under the Exchange Act, and we will continue to file periodic reports with the SEC. Under specified circumstances, upon termination of the Merger Agreement, Entellus may be required to pay Stryker a termination fee or reimburse Stryker for transaction expenses, as described under “The Merger Agreement—Termination Fee; Certain Stryker Expenses” beginning on page 94 of this proxy statement.

Furthermore, if the Merger is not consummated, and depending on the circumstances that would have caused the Merger not to be consummated, it is likely that the price of our common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this proxy statement.

Merger Consideration (page 32)

In the Merger, each outstanding share of our common stock (other than (i) shares held directly by Entellus as treasury stock or held directly by Stryker or any subsidiary of Stryker (including Merger Sub) immediately prior to the Effective Time (referred to as “Cancelled Shares”) and (ii) shares owned by stockholders who did not vote in favor of approving the Merger Proposal and who are entitled to demand and have properly made a demand for appraisal and do not thereafter fail to perfect, or do not effectively withdraw, or otherwise lose their appraisal rights under Delaware law (referred to as “Dissenting Shares”)) will be converted into the right to receive $24.00 per share in cash, without interest, subject to any applicable withholding taxes. All shares converted into the right to receive the Merger Consideration will automatically be cancelled and shall cease to exist at the Effective Time, and certificated shares (referred to as “Certificates”) or non-certificated shares represented by book-entry (referred to as “Book-Entry Shares”), which immediately prior to the Effective Time represented shares of Entellus common stock, shall cease to have any rights with respect to such Entellus common stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares, the Merger Consideration. As described further under “The Merger Agreement—Payment for Entellus Common Stock” beginning on page 77 of this proxy statement, at or immediately prior to the Effective Time, Stryker will deposit or cause to be deposited cash in an amount necessary to pay the aggregate Merger Consideration with a designated paying agent (which shall not include any amounts payable to the holders of Entellus’ stock options or restricted stock unit awards). Shortly after consummation of the Merger, you will receive a letter of transmittal instructing you to send your Certificates or Book-Entry Shares to the paying agent in order to receive the Merger Consideration for each share of our common stock represented by such Certificates or Book-Entry Shares.

After the Merger is consummated, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as an Entellus stockholder as a result of the Merger (except with respect to shares held by stockholders who did not vote in favor of approving the Merger Proposal and who were entitled to demand and have properly made a demand for appraisal and did not thereafter fail to perfect such demand in accordance with Section 262 of the DGCL (referred to as “Section 262”), or did not effectively withdraw or otherwise lose their right to appraisal, as described under “The Merger—Appraisal Rights” beginning on page 67 of this proxy statement), nor will you be entitled to receive any shares in Stryker or the surviving corporation.

Treatment of Stock Options and Restricted Stock Unit Awards (page 76)

Under the Merger Agreement, each option to purchase shares of our common stock that is outstanding and unexercised as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration with respect to each share of our common stock subject to the option, net of the applicable per share exercise price and any applicable withholding taxes or other amounts required by applicable law to be withheld. Options with a per share exercise price equal to or exceeding the Merger Consideration will be cancelled without payment.

The Merger Agreement also provides that each restricted stock unit award outstanding immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration in respect of each share of our common stock underlying the award, net of any applicable withholding taxes or other amounts required to be withheld by applicable law.

Effect Upon Employee Stock Purchase Plan (page 76)

The most recent offering period in effect under the ESPP ended as scheduled on December 31, 2017 and all options under the ESPP were exercised on such date. No new additional offering period will begin thereafter. Participants who purchased shares of our common stock under the ESPP will receive the same Merger Consideration in the same manner as other stockholders for each such share the participant holds as of the Effective Time.

Treatment of Oxford Warrants (page 66)

As of the Effective Time, each unexercised warrant to purchase our common stock, dated October 18, 2012, issued by Entellus in favor of Oxford Finance LLC (collectively referred to as the “Oxford Warrants”) that was outstanding immediately prior to the Effective Time will, in accordance with the terms of the applicable warrant, no longer be exercisable and shall have either (i) been exercised by the holder thereof in accordance with the terms of the warrant immediately prior to the Effective Time or (ii) if not so exercised, expired immediately prior to the Effective Time.

Interests of the Directors and Executive Officers of Entellus in the Merger (page 61)

When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Board was aware of these interests in approving the Merger Agreement and the Merger and in recommending that the Merger Proposal be approved by our stockholders. These interests include the following:

•	certain of our directors and executive officers hold outstanding Entellus stock options and restricted stock unit awards that will be cancelled and converted into the right to receive the Merger Consideration, net of any per share exercise price and any applicable withholding taxes or other amounts required by applicable law to be withheld;

•	our executive officers are parties to arrangements with Entellus that provide for severance benefits in the event of certain qualifying terminations of employment in connection with the Merger;

•	certain of our executive officers may receive discretionary cash bonuses in lieu of their annual equity awards; and

•	the Merger Agreement provides for continued indemnification and directors’ and officers’ liability insurance to be provided by the surviving corporation.

If the Merger Proposal is approved by our stockholders and the Merger closes, any shares of our common stock held by our directors and executive officers will be treated in the same manner as outstanding shares of our common stock held by all other Entellus stockholders entitled to receive the Merger Consideration.

Financing of the Merger (page 66)

The Merger Agreement is not conditioned upon receipt of financing by Stryker. We anticipate that the total amount of funds necessary to consummate the Merger and the related transactions, not including fees and expenses, will be approximately $661 million, including the estimated funds needed to (i) pay our stockholders the Merger Consideration due to them under the Merger Agreement; (ii) make payments in respect of outstanding Entellus stock options, warrants and restricted stock unit awards pursuant to the Merger Agreement; and (iii) pay the outstanding net indebtedness of Entellus. We understand that Stryker expects to use cash on hand and other funds available to it to fund the acquisition of Entellus.

Appraisal Rights (page 67)

Pursuant to Section 262, stockholders who do not vote in favor of adoption of the Merger Agreement and who comply fully with and properly demand appraisal under the applicable requirements of Section 262 and do not otherwise withdraw or lose the right to appraisal under Delaware law, have the right to seek appraisal of the fair value of their shares, as determined by the Delaware Court of Chancery, if the Merger is consummated. The “fair value” of shares as determined by the Delaware Court of Chancery may be more than, less than, or equal to the value of the Merger Consideration that the stockholders would otherwise be entitled to receive under the terms of the Merger Agreement. Stockholders also should be aware that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address, “fair value” under Section 262. Stockholders who wish to preserve any appraisal rights they may have, must so advise Entellus by submitting a written demand for appraisal prior to the vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, and must otherwise follow fully the procedures prescribed by Section 262. For a description of the rights of such holders and of the procedures to be followed in order to assert such rights and obtain payment of the fair value of their shares of Entellus common stock, see “The Merger—Appraisal Rights” beginning on page 67 of this proxy statement and the text of Section 262, which is reproduced in its entirety as Appendix B to this proxy statement.

U.S. Federal Income Tax Consequences of the Merger (page 71)

The receipt of cash for shares of Entellus common stock pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. The receipt of cash by a U.S. Holder in exchange for such U.S. Holder’s shares of Entellus common stock in the Merger generally will result in the recognition of gain or loss in an amount measured by the difference between the cash such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Entellus common stock surrendered in the Merger. A Non-U.S. Holder generally will not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States. Stockholders should refer to the discussion under “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 71 of this proxy statement and consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or foreign taxing jurisdiction or other tax laws.

Regulatory Approvals Required for the Merger (page 73)

Under the Merger Agreement, the Merger cannot be consummated until the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (referred to as the “HSR Act”), has expired or been terminated. Entellus and Stryker and their respective affiliates filed their respective HSR Act notifications on December 21, 2017. On January 3, 2018, the Federal Trade Commission notified Entellus and Stryker that their request for early termination of the applicable waiting period was granted.

No Solicitation; Company Acquisition Proposals (page 84)

From December 7, 2017 until the earlier of the Effective Time or the date the Merger Agreement is terminated by its terms, Entellus is generally not permitted to (and will cause its subsidiaries and its and their respective affiliates and representatives generally not to):

•	initiate, seek, solicit, facilitate or knowingly encourage, or induce or take any other action designed or intended to lead to, or that would reasonably be expected to lead to any inquiry with respect to, or the making, submission or announcement of, any Company Acquisition Proposal (as defined in the Merger Agreement);

•	enter into, continue or otherwise participate in any negotiations or discussions with, or furnish or cause to be furnished any information or data to, or furnish access to Entellus’ (or any of its subsidiaries’) properties with respect to, or otherwise cooperate in any way with, any person (other than Stryker or any of its affiliates or representatives) relating to any Company Acquisition Proposal or any proposal reasonably expected to lead to any Company Acquisition Proposal, or generally grant any waiver or release under (or terminate, amend or modify any provision of), or fail to enforce to the fullest extent permitted under applicable law, any confidentiality, standstill or similar agreement;

•	enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to any Company Acquisition Proposal;

•	submit any Company Acquisition Proposal to the Entellus stockholders for their approval; or

•	resolve to do, or agree or announce an intention to do, any of the foregoing.

However, if before obtaining the Required Stockholder Approval (as defined and described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement), Entellus receives a bona fide written Company Acquisition Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement and the Board determines in good faith, after consultation with Entellus’ financial advisors and outside legal counsel, that such proposal constitutes or is reasonably likely to constitute a Company Superior Proposal (as defined and described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement) and the failure to take the action immediately below would be inconsistent with the Board’s fiduciary duties under applicable law, Entellus may:

•	furnish information concerning its business, properties or assets to the third party making such Company Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement (as defined and described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement); and

•	negotiate and participate in discussions and negotiations with such third party concerning the Company Acquisition Proposal.

Except as described below, neither the Board nor any committee of the Board is permitted to take any action constituting a Company Adverse Recommendation Change (as defined and described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement) or to adopt or approve, or propose to adopt or approve, or allow Entellus or any of its subsidiaries to execute or enter into any binding or non-binding letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, commitment, arrangement or understanding in connection with, or that is intended to or would reasonably be expected to lead to, any Company Acquisition Proposal (other than confidentiality agreements permitted under the previous paragraph).

Before obtaining the Required Stockholder Approval, the Board, in response to a Company Superior Proposal received by Entellus or the Board that did not result from a breach of the non-solicitation and related provisions of the Merger Agreement, may authorize and cause Entellus to:

•	effect a Company Adverse Recommendation Change; and

•	terminate the Merger Agreement and concurrently with such termination enter into a definitive agreement providing for such Company Superior Proposal (subject to satisfaction of Entellus’ termination fee obligations of Entellus described below).

However, the Board is not permitted to take the actions described in the bullet points immediately above unless, among other things, (i) the Board determines in good faith, after consultation with Entellus’ outside legal counsel and after considering and taking into account the terms of any proposed amendment or modification to the Merger Agreement made by Stryker in writing during the negotiating period described below, that the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law; (ii) at least 4 business days elapse after Entellus provides Stryker with written notice that it intends to effect a Company Adverse Recommendation Change and terminate the Merger Agreement; and (iii) in such 4-business-day period, Entellus and its representatives have discussed and negotiated with Stryker in good faith (to the extent Stryker so desired) any proposed modifications to the terms and conditions of the Merger Agreement (as described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement). If any material term or condition of the Company Superior Proposal is amended in such negotiating period, Entellus is required to deliver a new written notice of its intent to effect a Company Adverse Recommendation Change and terminate the Merger Agreement and a new 4-business-day negotiating period is triggered from the date of such new notice.

For a further discussion of the limitations on solicitation of Company Acquisition Proposals from third parties, the limitations on Company Adverse Recommendation Changes and approving or recommending a Company Superior Proposal, see “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement.

Conditions to the Merger (page 91)

The obligations of each of Entellus, Stryker and Merger Sub to consummate the Merger and the transactions contemplated by the Merger Agreement are subject to the satisfaction (or permitted waiver by Entellus and Stryker) of the following conditions:

•	obtaining the Required Stockholder Approval (as defined and described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement);

•	expiration or termination of any applicable waiting period under the HSR Act; and

•	no governmental authority of competent jurisdiction issuing or entering any order, including any injunction, after December 7, 2017, and no law having been enacted or promulgated after December 7, 2017, in each case, that is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Merger or the transactions contemplated by the Merger Agreement.

The respective obligations of Stryker and Merger Sub to consummate the Merger and the transactions contemplated by the Merger Agreement are subject to the satisfaction (or permitted waiver by Stryker) of the following additional conditions:

•	the accuracy of the representations and warranties of Entellus both as of December 7, 2017 and the Effective Time (except in most, but not all, cases, for inaccuracies that, individually or in the aggregate, have not had, and would not be reasonably expected to have, a “Company Material Adverse Effect,” as defined under “The Merger Agreement—Representations and Warranties” beginning on page 77 of this proxy statement);

•	Entellus’ performance of and compliance with certain obligations required to be performed or complied with prior to the Effective Time under the Merger Agreement, in all material respects;

•	the absence of any effect, change, development, event, circumstance, occurrence, condition, fact or state of facts that has had or would reasonably be expected to have a Company Material Adverse Effect;

•	delivery of an officer’s certificate by Entellus certifying that the conditions described in the three preceding bullet points have been satisfied; and

•	until October 7, 2018, the absence of any pending proceeding in a U.S. federal district court by any governmental authority against Entellus, Stryker, Merger Sub or any of their respective subsidiaries seeking to (i) restrain or prohibit from retaining any portion of Stryker’s or Merger Sub’s assets or to restrain or prohibit from acquiring any material portion of Entellus, or to compel Stryker or Merger Sub to dispose of or hold separate any portion of the business or assets of Entellus, Stryker or their respective subsidiaries; (ii) challenging, seeking to restrain or prohibit the Merger or seeking to obtain damages or any other material remedy; (iii) seeking to impose material limitations on the ability of Merger Sub to consummate the Merger; or (iv) seeking to impose limitations on the ability of Merger Sub or Stryker to exercise full rights of ownership of the shares of Entellus common stock.

The obligation of Entellus to consummate the Merger and the transactions contemplated by the Merger Agreement are subject to the satisfaction (or permitted waiver by Entellus) of the following additional conditions:

•	the accuracy of the representations and warranties of Stryker and Merger Sub both as of December 7, 2017 and the Effective Time (subject to a “Parent Material Adverse Effect,” as defined under “The Merger Agreement—Representations and Warranties” beginning on page 77 of this proxy statement);

•	Stryker and Merger Sub’s performance of and compliance with certain obligations required to be performed or complied with prior to the Effective Time under the Merger Agreement in all material respects; and

•	the delivery of an officer’s certificate by Stryker certifying that the conditions described in the two preceding bullet points have been satisfied.

Termination (page 93)

The Merger Agreement may be terminated at any time before the Effective Time, whether before or after the Required Stockholder Approval is obtained (except as otherwise expressly noted in the Merger Agreement), as follows:

•	by mutual written consent of Stryker and Entellus;

•	by either Stryker or Entellus if:

•	the Merger is not consummated on or before 5:00 p.m. (New York City time) on December 7, 2018 (referred to as the “Termination Date”), and the terminating party’s failure to fulfill or comply with any of its obligations under the Merger Agreement is not the principal cause of or principally resulted in the failure to so consummate the Merger;

•	any governmental authority of competent jurisdiction has issued or entered any final and non-appealable order, or any law has been enacted or promulgated, that has the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or transactions contemplated by the Merger Agreement, and the failure of the terminating party to perform or comply with any of its obligations under the regulatory efforts covenant in the Merger Agreement has not been the principal cause of or principally resulted in the issuance of such order; or

•	the Required Stockholder Approval has not been obtained upon a vote taken at the special meeting or any adjournment or postponement thereof;

•	by Entellus:

•	if Stryker or Merger Sub has breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in the Merger Agreement in a manner that (i) in the case of Entellus, results in the failure of certain conditions to consummate the Merger being satisfied and (ii) such breach is not capable of being cured by the Termination Date, or if capable of being cured, is not cured by Stryker or Merger Sub on or before the earlier of the Termination Date or within 30 days of written notice to the party committing such breach or failing to perform of such breach or failure to perform; or

•	before receipt of the Required Stockholder Approval, in order to enter into a definitive agreement with respect to a Company Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, its obligations in respect of Company Superior Proposals described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement, provided that immediately prior to or simultaneously with such termination, Entellus pays Stryker the termination fee described below;

•	by Stryker if:

•	Entellus has breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement in a manner that (i) in the case of Stryker and Merger Sub, results in the failure of certain conditions to consummate the Merger being satisfied and (ii) such breach is not capable of being cured by the Termination Date, or if capable of being cured, is not cured by Entellus on or before the earlier of the Termination Date or within 30 days of written notice to Entellus of such breach or failure to perform;

•	the Board makes a Company Adverse Recommendation Change or fails to include the Company Recommendation in the proxy statement; or

•	Entellus or the Board, as applicable, (i) materially breaches its non-solicitation obligations under the Merger Agreement, (ii) fails to publicly reaffirm the Company Recommendation within 10 business days of receipt of a written request by Stryker to provide such reaffirmation following public disclosure of any Company Acquisition Proposal or (iii) fails to recommend against any Company Acquisition Proposal that is a tender or exchange offer within 10 business days after its commencement.

Termination Fee; Certain Stryker Expenses (page 94)

Under the Merger Agreement, Entellus may be required to pay to Stryker a termination fee of $20.5 million if the Merger Agreement is terminated under specified circumstances, including if Stryker terminates the Merger Agreement due to a Company Adverse Recommendation Change or if Entellus terminates the Merger Agreement in order to enter into a definitive agreement with respect to a Company Superior Proposal. The Merger Agreement also provides that if it is terminated by either Stryker or Entellus following the failure to obtain the Required Stockholder Approval upon a vote taken at the special meeting or any postponement or adjournment thereof, Entellus will be required to reimburse Stryker up to $6.6 million of certain of Stryker’s transaction expenses, which payment, if any, will reduce on a dollar-for-dollar basis any termination fee otherwise owed to Stryker. In no event will Entellus be required to pay the termination fee more than once.

Generally, if Stryker actually receives the foregoing termination fee (together with any applicable expense reimbursement described immediately above), Entellus will have no further liability to Stryker or Merger Sub under the Merger Agreement except in certain limited circumstances. However, Stryker has a right under the Merger Agreement to refund such termination fee within 10 business days of Stryker’s receipt of such fee to retain certain post-termination rights and remedies under the Merger Agreement.

Expenses Generally (page 95)

Except in specified circumstances, as described under “The Merger Agreement—Termination Fee; Certain Stryker Expenses” beginning on page 94 of this proxy statement, whether or not the Merger is consummated, Entellus and Stryker are each responsible for all of their respective costs and expenses incurred in connection with the Merger and the transactions contemplated by the Merger Agreement.

Market Prices and Dividend Data (page 99)

The common stock of Entellus is listed on the Nasdaq Global Market under the symbol “ENTL.” On December 6, 2017, the last trading day prior to the public announcement of the execution of the Merger Agreement, the closing price of our common stock on Nasdaq Global Market was $16.01 per share. On                 , 2018, the latest practicable trading day before the printing of this proxy statement, the closing price of our common stock on Nasdaq Global Market was $     per share. You are encouraged to obtain current market quotations for Entellus common stock.

THE COMPANIES

Entellus Medical, Inc.

Entellus is a Delaware corporation with principal executive offices located at 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447 and its telephone number is (763) 463-1595. Entellus is a medical technology company focused on delivering superior patient and physician experiences through products designed for less invasive treatments. Entellus products are used for the treatment of adult and pediatric patients with chronic and recurrent sinusitis, patients with nasal airway obstruction, as well as adult patients with persistent Eustachian tube dysfunction. Entellus’ platform of products provides safe, effective and easy-to-use solutions intended to enable treatment of patients in more cost-effective sites of care. Entellus’ product lines, including the XprESS™ ENT Dilation System, Latera™ Absorbable Nasal Implant, MiniFESS™ Surgical Instruments, XeroGel Nasal Dressing and FocESS™ Imaging & Navigation, combine to enable ENT physicians to conveniently and comfortably perform a broad range of procedures in the most cost effective and efficient site of care. Entellus is committed to broadening its product portfolio with high-quality and purposeful innovations for the global ENT market. The common stock of Entellus is currently listed on the Nasdaq Global Market under the symbol “ENTL.”

For additional information about Entellus and our business, see “Where You Can Find More Information” beginning on page 106 of this proxy statement.

Stryker Corporation

Stryker is a Michigan corporation with principal executive offices located at 2825 Airview Boulevard, Kalamazoo, Michigan 49002 and its telephone number is (269) 385-2600. Stryker is one of the world’s leading medical technology companies and is dedicated to helping healthcare professionals perform their jobs more efficiently while enhancing patient care. Stryker offers a diverse array of innovative medical technologies including orthopaedic, medical and surgical, and neurotechnology and spine products to help people lead more active and more satisfying lives. The common stock of Stryker is listed on the New York Stock Exchange under the symbol “SYK.”

Explorer Merger Sub Corp.

Merger Sub is a Delaware corporation and a direct or indirect wholly owned subsidiary of Stryker with principal executive offices located at 2825 Airview Boulevard, Kalamazoo, Michigan 49002, and its telephone number is (269) 385-2600. It was formed solely for the purpose of effecting the Merger and the transactions contemplated by the Merger Agreement. If the Merger is consummated, Merger Sub will cease to exist.

THE SPECIAL MEETING

We are furnishing this proxy statement to the Entellus stockholders as part of the solicitation of proxies by the Board for use at the special meeting or any adjournment or postponement thereof. This proxy statement provides the Entellus stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the special meeting or any adjournment or postponement thereof.

Date, Time and Place of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the special meeting to be held on                     , 2018 at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, at         , local time, or at any adjournment or postponement thereof.

Purpose of the Special Meeting

At the special meeting, we will ask our stockholders of record as of the Record Date to vote on (i) the Merger Proposal and (ii) the Adjournment Proposal. If our holders of common stock fail to adopt the Merger Agreement by approving the Merger Proposal, the Merger will not occur. A copy of the Merger Agreement is attached to this proxy statement as Appendix A, and the material provisions of the Merger Agreement are described under “The Merger Agreement” beginning on page 75 of this proxy statement.

This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about                     , 2018.

Record Date; Shares Entitled to Vote; Quorum

Only stockholders of record as of the close of business on                     , 2018, the Record Date for the special meeting, are entitled to notice and to vote at the special meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the special meeting will be available in our offices located at 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447, during regular business hours for a period of at least 10 days before the special meeting and at the place of the special meeting during the meeting.

As of the Record Date, there were approximately              shares of our common stock outstanding and entitled to be voted at the special meeting.

A quorum of stockholders is necessary to transact business at the special meeting. Our Amended and Restated Bylaws provide that the presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the meeting (             shares) will constitute a quorum for Entellus to transact business at a special meeting. In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the special meeting for purposes of determining a quorum. Shares represented by proxies received but marked “ABSTAIN” will be included in the calculation of the number of shares considered to be present at the special meeting for purposes of determining a quorum. Broker non-votes will not be included in the calculation of the number of shares considered to be present at the special meeting for purposes of determining a quorum.

In the event that a quorum is not present at the special meeting, it is expected that the meeting would be adjourned to a later date to solicit additional proxies, and a quorum will have to be established at such adjourned date.

Vote Required; Abstentions and Broker Non-Votes

Each share of common stock issued and outstanding as of the close of business on the Record Date is entitled to one vote at the special meeting.

Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding. Adoption of the Merger Agreement by our stockholders is a condition to the closing of the Merger.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of our common stock representing a majority of the votes cast (excluding abstentions), either in person or by proxy, and entitled to vote at the special meeting.

If an Entellus stockholder fails to vote or abstains from voting, it will have the same effect as if the stockholder voted “AGAINST” the Merger Proposal. If an Entellus stockholder fails to vote or abstains from voting, it will have no effect on the Adjournment Proposal.

If you hold your shares in “street name” the failure to instruct your bank, broker or other nominee on how to vote your shares will result in a broker non-vote, and each broker non-vote will have the same effect as a vote “AGAINST” the Merger Proposal, but will have no effect on the Adjournment Proposal.

Shares Held by Directors and Executive Officers

As of the close of business on the Record Date, directors and executive officers of Entellus and their affiliates beneficially owned and were entitled to vote, in the aggregate,                  shares of our common stock, which represented approximately     % of the shares of our common stock issued and outstanding on that date. Our directors and executive officers have informed us that they currently intend to vote all of their shares of Entellus common stock (i) “FOR” the Merger Proposal; and (ii) “FOR” the Adjournment Proposal, although none of them is obligated to do so except in the case such director or executive officer is party to a Voting Agreement.

On December 7, 2017, certain stockholders of Entellus, including certain of our directors and executive officers, in their respective capacities as holders of shares or other equity interests of Entellus, and certain of their affiliates owning shares of our common stock, collectively representing ownership of approximately     % of the outstanding shares of our common stock as of the Record Date, each entered into a Voting Agreement with Stryker, pursuant to which, among other things and subject to the terms and conditions therein, each of them has agreed to vote their shares of our common stock in favor of the Merger Proposal. The stockholders of Entellus party to such Voting Agreements are not obligated to vote for the approval of the Merger Proposal, among other things, the Merger Agreement is terminated. A copy of the form of Voting Agreement executed by such stockholders is attached as Appendix D to this proxy statement.

Voting; Proxies

Attendance

All holders of shares of common stock as of the close of business on the Record Date, including stockholders of record and beneficial owners of common stock registered in the “street name” of a bank, broker or other nominee, are invited to attend the special meeting. If you are a stockholder of record, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or voting instruction form provided by your bank, broker or other nominee or other similar evidence of ownership, along with proper identification.

Voting in Person

Stockholders of record will be able to vote in person at the special meeting. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. If you are not a stockholder of record, but instead hold your shares of Entellus common stock in “street name” through a bank, broker or other nominee, you must provide a “legal proxy” executed in your favor from your bank, broker or other nominee in order to be able to vote in person at the special meeting.

Providing Voting Instructions by Proxy

To ensure that your shares of Entellus common stock are voted at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting in person.

Share of Entellus Common Stock Held by Record Holder

If you are a stockholder of record and your shares of Entellus common stock are registered in your name with our transfer agent, Computershare Trust Company N.A., you may provide voting instructions by proxy using one of the methods described below.

Submit a Proxy by Telephone or via the Internet. This proxy statement is accompanied by a proxy card with instructions for submitting voting instructions. You may vote by telephone by calling the toll-free number or via the Internet by accessing the Internet address as specified on the enclosed proxy card. Your shares of common stock will be voted as you direct in the same manner as if you had completed, signed, dated and returned your proxy card, as described below. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone.

Submit a Proxy Card. If you complete, sign, date and return the enclosed proxy card by mail so that it is received in time for the special meeting, your shares of Entellus common stock will be voted in the manner directed by you on your proxy card.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Merger Proposal and the Adjournment Proposal, if necessary or appropriate to solicit additional proxies. If you fail to return your proxy card and you are a holder of record as of the close of business on the Record Date, unless you attend the special meeting and vote in person, the effect of such failure to vote will be that your shares of common stock will not be considered present at the special meeting for purposes of determining whether a quorum is present at the special meeting, will have the same effect as a vote “AGAINST” the Merger Proposal and will have no effect on the vote regarding the Adjournment Proposal.

Shares of Entellus Common Stock Held in “Street Name”

If your shares of common stock are held in “street name” through a bank, broker or other nominee, your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your shares. You may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee, or by the Internet or telephone through your bank, broker or other nominee if such a service is provided by them to you. To vote via the Internet or telephone through your bank, broker or other nominee, you should follow the instructions on the voting form provided by your bank, broker or other nominee.

Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote your shares on “routine” matters if you fail to instruct your bank, broker or other nominee on how to vote your shares with respect to such matters. The Merger Proposal and the Adjournment Proposal in this proxy statement are “non-routine” matters, and your bank, broker and other nominee therefore cannot vote on these proposals without your instructions. Accordingly, if you do not return your bank’s, broker’s or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker or other nominee, if applicable, or do not attend the special meeting and vote in person with a “legal proxy” from your bank, broker or other nominee, such actions will result in a “broker non-vote.” Broker non-votes, if any, will not be considered present at the special meeting for purposes of determining whether a quorum is present at the special meeting, will have the same effect as if you voted “AGAINST” the Merger Proposal and will have no effect on the Adjournment Proposal. For shares of common stock held in “street name,” only shares of common stock affirmatively voted “FOR” the Merger Proposal will be counted as a vote in favor of such proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke and change it any time before it is voted at the special meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•	submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above, or by completing, signing, dating and returning a new proxy card by mail to Entellus prior to the special meeting;

•	delivering to the Secretary of Entellus a written notice of revocation by mail to Entellus Medical, Inc., Attention: Corporate Secretary, 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447, telephone: (763) 463-1595; or

•	attending the special meeting and voting in person.

Please note, however, that only your last-dated proxy will count. Attending the special meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to Entellus or by sending a written notice of revocation to Entellus, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by Entellus before the special meeting. Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by our Secretary prior to the special meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on                     , 2018.

If you hold your shares of common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote or submit new voting instructions. You may also vote in person at the special meeting if you obtain a valid “legal proxy” from your bank, broker or other nominee. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Entellus stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting, as adjourned or postponed.

Abstentions

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of Entellus common stock represented at the special meeting for purposes of determining whether a quorum has been achieved. Abstaining from voting will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the Adjournment Proposal.

Adjournments and Postponements

Although it is not currently expected, subject to certain restrictions in the Merger Agreement, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Under our Amended and Restated Bylaws, the special meeting may be adjourned or postponed by the chairperson of the special meeting or in certain other circumstances. If the Board fixes a new record date for the adjourned meeting, or if the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting as of such new record date. In addition, the Board could postpone the special meeting before it commences. If the special meeting is adjourned or postponed to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

In the event that there is present at the special meeting, in person or by proxy, sufficient favorable voting power to secure the vote of our stockholders necessary to adopt the Merger Agreement by approving the Merger Proposal, we do not anticipate that we will adjourn or postpone the special meeting.

Board Recommendation

The Board, after considering various factors described under “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 41 of this proxy statement, unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of Entellus and its stockholders, and directed that the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, be submitted to a vote of the stockholders of Entellus.

The Board unanimously recommends that you vote (i) “FOR” the Merger Proposal; and (ii) “FOR” the Adjournment Proposal.

Solicitation of Proxies

The Board is soliciting your proxy, and we will bear the cost of this solicitation of proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock.

We have retained MacKenzie Partners, Inc., a proxy solicitation firm, to solicit proxies in connection with the special meeting at a cost of approximately $12,500 plus reimbursement of out-of-pocket expenses. Proxies may be solicited by mail, personal interview, e-mail, telephone, facsimile or via the Internet by Mackenzie Partners, Inc. or, without additional compensation, by certain of Entellus’ directors, officers and employees.

Anticipated Date of Consummation of the Merger

We currently anticipate that the Merger will be consummated in the first half of 2018, assuming satisfaction or waiver of all of the conditions to the Merger. However, the Merger is subject to various conditions, and it is possible that factors outside the control of Entellus and Stryker could result in the Merger being consummated at a later time or not at all.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on                     , 2018

The proxy statement is available at http://www.proxyvote.com.

Householding of Special Meeting Materials

Some banks, brokers and other nominees may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement for the special meeting may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of our proxy statement to any stockholder upon written or oral request to Entellus Medical, Inc., Attention: Corporate

Secretary, 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447, telephone: (763) 463-1595. Any stockholder who wants to receive separate copies of our proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker or other nominee, or the stockholder may contact Entellus at the above address and phone number.

Questions and Additional Information

If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor or us:

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

or

Entellus Medical, Inc.

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

Attention: Investor Relations

ir@entellusmedical.com

If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us or on our behalf, contain “forward-looking statements” that do not directly or exclusively relate to historical facts. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “project,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expressions. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:

•	the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement or failure to satisfy the other conditions to the consummation of the Merger, including the termination or expiration of any waiting period applicable to the Merger under the HSR Act and any mandatory waiting period or receipt of any required consent, approval or other authorization;

•	the risk that the Merger Agreement may be terminated in circumstances requiring us to pay Stryker a termination fee of $20.5 million or reimburse Stryker for up to $6.6 million in transaction expenses;

•	risks that the proposed Merger disrupts our current plans and operations or affects our ability to retain or recruit key employees;

•	the effect of the announcement or pendency of the Merger on our business relationships (including, without limitation, customers and suppliers), operating results and business generally;

•	the amount of the costs, fees, expenses and charges related to the Merger Agreement or the Merger;

•	risks related to diverting the attention of our management and employees from ongoing business operations;

•	the risk that our stock price may decline significantly if the Merger is not consummated;

•	the fact that under the terms of the Merger Agreement, we are unable to solicit other Company Acquisition Proposals during the pendency of the Merger;

•	the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against us and others;

•	the fact that receipt of the all-cash Merger Consideration would be taxable to our stockholders that are treated as U.S. Holders for United States federal income tax purposes; and

•	the fact that our stockholders would forego the opportunity to realize the potential long-term value of the successful execution of our current strategy as an independent public company.

Consequently, all of the forward-looking statements we make in this proxy statement are qualified by the information contained or incorporated by reference herein, including, but not limited to, (i) the information contained under this heading and (ii) the information contained under the headings “Risk Factors” and information in our consolidated financial statements and notes thereto included in our most recent filings on Forms 10-K and 10-Q (see “Where You Can Find More Information” beginning on page 106 of this proxy statement). No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Our stockholders are advised, however, to consult any future disclosures we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE MERGER

This discussion of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Appendix A and incorporated by reference into this proxy statement. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.

Certain Effects of the Merger on Entellus

If the Merger Agreement is adopted by the Entellus stockholders and certain other conditions to the closing of the Merger are either satisfied or waived, Merger Sub will merge with and into Entellus, with Entellus continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker.

At the Effective Time, each share of our common stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares) will be converted automatically into the right to receive the Merger Consideration.

The common stock of Entellus is listed and trades on the Nasdaq Global Market under the symbol “ENTL.” As a result of the Merger, Entellus will cease to be a publicly traded company and will be wholly owned by Stryker. Prior to the Effective Time, we will cooperate with Stryker and use reasonable best efforts to delist our common stock from the Nasdaq Global Market as soon as reasonably practicable following the Effective Time and deregister our common stock under the Exchange Act as promptly as practicable after such delisting. Upon such delisting and deregistration, we will no longer be a publicly traded company and will no longer be required to file periodic reports with the SEC, in each case in accordance with applicable law, rules and regulations. If the Merger is consummated, you will not own any shares of the capital stock of the surviving corporation.

Effect on Entellus if the Merger is Not Consummated

If the Merger Agreement is not adopted by our stockholders or if the Merger is not consummated for any other reason, our stockholders will not receive any payment for their shares of Entellus common stock. Instead, Entellus will remain a public company, our common stock will continue to be listed and traded on the Nasdaq Global Market and registered under the Exchange Act and we will continue to file periodic reports with the SEC.

Furthermore, if the Merger is not consummated, and depending on the circumstances that would have caused the Merger not to be consummated, it is likely that the price of our common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this proxy statement.

Accordingly, if the Merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of our common stock. If the Merger is not consummated, the Board will continue to evaluate and review our business operations, assets, operating results, financial condition, prospects and business strategy, among other things, and make such changes as are deemed appropriate and continue to seek to enhance stockholder value. If the Merger Agreement is not adopted by our stockholders or if the Merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to Entellus will be offered or that our business, prospects or results of operations will not be adversely impacted.

In addition, under specified circumstances, we may be required to pay Stryker a termination fee or reimburse Stryker for its transaction fees up to a certain amount upon the termination of the Merger Agreement, as described under “The Merger Agreement—Termination Fee; Certain Stryker Expenses” beginning on page 94 of this proxy statement.

Merger Consideration

In the Merger, each share of our common stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares) will be converted automatically into the right to receive the Merger Consideration, and without any action by the holders of such shares, will cease to be outstanding, be cancelled and cease to exist, and each Certificate or Book-Entry Share will thereafter represent only the right to receive, upon surrender of such Certificate or Book-Entry Share, the Merger Consideration.

After the Merger is consummated, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as an Entellus stockholder as a result of the Merger (except that stockholders who have properly exercised and perfected and not lost or withdrawn their appraisal rights will have the right to receive a payment for the fair value of their shares as determined by the Delaware Court of Chancery in accordance with Section 262, as described under “The Merger—Appraisal Rights” beginning on page 67 of this proxy statement).

Background of the Merger

The Board and senior management of Entellus regularly review Entellus’ long-term strategic plan with the goal of maximizing stockholder value. As part of this regular process, the Board and senior management have periodically evaluated potential strategic alternatives relating to Entellus’ business and engaged in discussions with third parties concerning potential strategic transactions, including a merger transaction or a sale of Entellus.

In 2015, as part of its regular review of Entellus’ near and long-term strategic alternatives, the Board and senior management discussed a wide variety of potential strategic alternatives with representatives of Piper Jaffray. From time to time during 2015, members of Entellus senior management had informal discussions with representatives from Stryker regarding Entellus’ business based on publicly available, non-confidential information, but no details of a potential transaction were discussed.

As a continuation of informal discussions earlier in the year, on September 28, 2015, Mr. White met with James Marucci, Vice President and General Manager of the Neuro, Spine ENT and Navigation division of Stryker, and Spencer Stiles, President, Stryker Instruments, of Stryker, at the American Academy of Otolaryngology (“AAO”)—Head and Neck Surgery Annual Meeting in Dallas, Texas, and provided an overview of Entellus’ business and products based on publicly available, non-confidential information.

On November 27, 2015, Entellus formally engaged Piper Jaffray as its financial adviser to explore strategic alternatives. Piper Jaffray was selected by Entellus because of its experience and expertise as a financial adviser in a wide variety of transactions and due to its familiarity with Entellus’ business from being an underwriter in Entellus’ initial public offering. From time to time during 2015 and early 2016, Entellus and Piper Jaffray had discussions regarding strategic transactions with various parties but none developed beyond preliminary stages.

In May 2016, members of the Stryker management team reached out to members of Entellus management to have further discussions regarding the Entellus business. On May 20, 2016, Mr. White met with Mr. Marucci at the Combined Otolaryngological Spring Meeting (“COSM”) in Chicago, Illinois, and provided an update on Entellus’ business and products based on publicly available, non-confidential information. Messrs. White and Marucci decided to schedule a meeting at Entellus’ headquarters in Plymouth, Minnesota, in the following weeks. Mr. White subsequently notified the Board of the meeting with Mr. Marucci and the intended follow-up meeting.

On June 9, 2016 and June 10, 2016, Mr. White met with members of the management team of Stryker in Plymouth, Minnesota, and provided a more detailed overview of Entellus’ business and products based on publicly available, non-confidential information.

During the spring of 2016, as part of its regular review of Entellus’ near- and long-term strategic alternatives, the Board requested that senior management and Piper Jaffray contact another medical device company, which we refer to as Company A, regarding Company A’s previous interest in a potential stock-for-stock business combination with Entellus. Entellus had had discussions with Company A in 2015 regarding a potential stock-for-stock business combination, but such discussions did not develop past preliminary stages. Mr. White and a representative of Piper Jaffray reached out to Company A, and Entellus and Company A subsequently held discussions regarding a potential business combination transaction. At the direction of the Board, on June 14, 2016, Entellus sent Company A a written non-binding expression of interest regarding a potential stock-for-stock business combination between Entellus and Company A. On August 5, 2016, Company A sent Entellus a written confidential non-binding indication of interest along with a summary of proposed terms for a potential stock-for-stock business combination between Entellus and Company A, with such transaction based on a trailing average share price for both Entellus and Company A. On August 18, 2016, Entellus and Company A entered into an amended and restated mutual non-disclosure agreement, which had originally been executed on October 29, 2015. The agreement contained a standard standstill provision that would terminate upon the announcement of certain transactions, including the Merger. On August 30, 2016, Entellus and Company A provided access to their respective online data rooms. In the summer and fall of 2016, Entellus and Company A held management meetings, conducted reciprocal diligence and negotiated a draft merger agreement. During this time, the Board and the Entellus management team regularly communicated and received advice from its outside legal counsel Fox Rothschild LLP (referred to as “Fox Rothschild”) and Latham & Watkins LLP (referred to as “Latham & Watkins”).

In August and September 2016, during the course of Entellus’ negotiations with Company A, the Board requested that senior management and Piper Jaffray contact Stryker and three other medical device companies, referred to as Company B, Company C and Company D, regarding each party’s interest in a potential acquisition of Entellus. On August 11, 2016, Entellus entered into a non-disclosure agreement with each of Stryker, Company B and Company C in connection with each party’s evaluation of a potential acquisition of Entellus, and, on September 13, 2016, Entellus entered into a non-disclosure agreement with Company D. Each non-disclosure agreement contained a standard standstill provision that would terminate upon the announcement of certain transactions, including the Merger. On August 13, 2016, access to Entellus’ online data room containing initial due diligence information regarding Entellus and its business was provided to Stryker, Company B and Company C. In August and (in the case of Stryker and Company B) September 2016, Stryker, Company B and Company C held meetings with management of Entellus and conducted due diligence on Entellus.

Senior management and Piper Jaffray invited potentially interested parties to submit indications of interest for the acquisition of Entellus on September 6, 2016. Despite multiple attempts by representatives of Piper Jaffray to contact Company D about scheduling and participating in management presentations, Company D did not engage further regarding exploring an acquisition of Entellus.

On August 23, 2016, Company C informed representatives of Piper Jaffray that it was not interested in pursuing a potential acquisition of Entellus. Immediately thereafter, representatives from Piper Jaffray removed Company C’s access from Entellus’ online data room.

On September 6, 2016, Stryker submitted a written confidential non-binding indication of interest to acquire 100% of the outstanding equity interests of Entellus at a price of $23.65 per share in cash, subject to the negotiation of definitive transaction documents, customary due diligence and approval by Stryker’s board of directors. On that same date, Company B submitted a written confidential non-binding expression of interest that it was interested in acquiring all of the outstanding shares of Entellus at a price ranging from $23.00 to $24.00 per share in cash, subject to customary due diligence and approval by Company B’s senior management and board of directors. Company B’s expression of interest also requested exclusivity to negotiate an acquisition with Entellus. Neither of these proposals was subject to a financing condition. The closing price per share of Entellus common stock on September 6, 2016 was $18.92.

On September 12, 2016, at the request of the Board, a representative of Piper Jaffray communicated to Company B that Entellus had determined not to grant Company B exclusivity, and, on September 27, 2016,

Company B contacted representatives of Piper Jaffray and indicated that in light of Entellus’ decision not to grant exclusivity to Company B, Company B was withdrawing its non-binding expression of interest and was no longer interested in pursuing a potential acquisition of Entellus. Immediately thereafter, representatives from Piper Jaffray removed Company B’s access from Entellus’ online data room.

On October 3, 2016, as instructed by the Board, a representative of Piper Jaffray sent an e-mail to Stryker with a draft of a merger agreement, which had been prepared by Latham & Watkins. As instructed by the Board, the representative of Piper Jaffray indicated in its email that Stryker should review the merger agreement and provide a final offer that specified a definitive per share purchase price and include a statement that all required corporate approvals had been obtained.

On October 5, 2016, Stryker contacted a representative of Piper Jaffray and informed the Piper Jaffray representative that it was not interested in further pursuing a potential acquisition of Entellus at that time. Immediately thereafter, representatives from Piper Jaffray removed Stryker’s access from Entellus’ online data room.

On November 4, 2016, Entellus and Company A determined to cease any further discussions regarding a potential strategic transaction as the parties could not reach agreement on terms of such a transaction, specifically due to changes in Company A’s stock price from when Entellus and Company A had begun their discussions in mid-2016. Immediately thereafter, representatives from Piper Jaffray removed Company A’s access from Entellus’ online data room.

On December 2, 2016, a representative of Stryker’s financial advisor, Guggenheim Securities LLC (referred to as “Guggenheim Securities”), contacted a representative of Piper Jaffray and indicated that Stryker was interested in re-engaging with Entellus in connection with a potential acquisition of Entellus and, on December 6, 2016, Stryker submitted a revised written confidential non-binding indication of interest to acquire 100% of the outstanding equity interests of Entellus in an all-cash transaction at a price of $21.00 per share. The proposal continued to provide that it was subject to the negotiation of definitive transaction documents, customary due diligence and approval by Stryker’s board of directors. The proposal was not subject to a financing condition. The closing price per share of Entellus common stock on December 6, 2016 was $18.63.

On December 7, 2016, at the direction of the Board, Entellus informed Stryker that Stryker would need to increase its offer price and that a definitive agreement would need to be signed before the end of 2016 in order for Entellus to be interested in pursuing a potential acquisition by Stryker.

On December 8, 2016, Stryker informed Entellus that Stryker would not be able to increase the offer price in any meaningful manner at that time and would not be in a position to complete diligence and execute a merger agreement before the end of 2016. Entellus and Stryker terminated their discussions regarding a potential acquisition of Entellus, and Stryker withdrew its December 6, 2016 non-binding indication of interest.

On January 13, 2017, Mr. White sent a letter to Piper Jaffray confirming that the engagement letter between Entellus and Piper Jaffray expired on November 26, 2016.

On April 27, 2017, Messrs. Stiles and Marucci met with Mr. White while attending the 2017 COSM in San Diego, California, and suggested that Mr. White and his team come to Stryker’s headquarters in Michigan to present on the progress of the Entellus business.

On July 13, 2017, Entellus closed the acquisition of Spirox, Inc. for a total value of approximately $81 million, consisting of $25 million in cash and approximately 3.4 million shares of Entellus common stock. The transaction also included certain contingent payments that could be made by Entellus to former equity holders of Spirox, Inc. over the following four years.

In mid-August 2017, representatives of the management team at Stryker reached out to Mr. White expressing interest regarding an update on Entellus and its business.

On September 7, 2017, at the invitation of Stryker, representatives of Entellus’ management, and several representatives of Stryker’s management, including Messrs. Marucci and Stiles, had an in-person meeting at Stryker’s headquarters located in Kalamazoo, Michigan. At this meeting, Entellus’ management provided a general business update regarding Entellus and its recently acquired Spirox, Inc. business. The parties indicated that they would plan to meet at the upcoming annual AAO meeting in Chicago, Illinois scheduled from September 10 through September 13, 2017.

On September 11, 2017, Timothy Scannell, Group President, MedSurg & Neurotechnology, of Stryker, toured Entellus’ booth with Mr. White at the AAO annual meeting. During the tour, Mr. White provided an overview of the products and business of Entellus.

On or around September 15, 2017, Mr. Marucci contacted Mr. White to express interest in Stryker beginning to conduct due diligence on Entellus after having positive discussions on September 7, 2017, and successful interactions with Entellus during the AAO annual meeting on September 11, 2017.

On September 25, 2017, at a special telephonic meeting of the Board, Mr. White updated the Board on management’s recent discussions with Stryker, including the September 7, 2017 meeting at Stryker’s headquarters and the September 11, 2017 discussion with Stryker at the AAO annual meeting. The Board determined to re-engage Piper Jaffray to assist the Board in evaluating a potential transaction with Stryker and to assist the Board in exploring other potential strategic alternatives, including the sale of Entellus. The Board selected Piper Jaffray because of its experience and expertise as a financial adviser in a wide variety of transactions and due to its familiarity of Entellus’ business from being an underwriter in Entellus’ initial public offering and working with Entellus on possible strategic alternatives in 2016. The Board directed management to instruct Piper Jaffray to contact Company B and Company D regarding their possible interest in a potential acquisition of Entellus. The Board believed Company B and Company D were the two most likely acquirers of Entellus other than Stryker because of their existing product portfolios in the ENT medical device space, their perceived ability to realize synergies in an acquisition of Entellus, and their respective abilities to finance a cash acquisition of Entellus without the need to obtain additional third-party financing as a condition to closing. Given Company D’s lack of engagement in 2016 despite multiple attempts by representatives of Piper Jaffray to contact Company D, the Board directed management to inform representatives of Piper Jaffray to wait to contact Company D until Entellus received an indication of interest from Stryker or received an indication from Company B that Company B would be interested in engaging in discussions regarding a potential acquisition of Entellus. The Board determined not to contact potential financial buyers because the Board believed strategic buyers would be more likely to be able to realize greater synergies and therefore be more likely to be able to offer a higher price in connection with an acquisition of Entellus. In addition, the Board concluded strategic buyers were more likely to be able to finance a cash acquisition of Entellus without the need to obtain additional third-party financing as a condition to closing, which would reduce risk related to press leaks and closing a transaction. The Board decided not to reach out to Company A regarding a possible strategic transaction in light of Entellus’ experience with Company A in their stock-for-stock business combination discussions from 2016, and since Company A had not shown the interest nor likely had the ability to consummate a cash acquisition of Entellus. The Board decided not to reach out to Company C because of the minimal interest that Company C had shown in an acquisition of Entellus during discussions in 2016.

On September 29, 2017, a representative of Guggenheim Securities contacted a representative of Piper Jaffray to express Stryker’s interest in moving forward with evaluating a potential acquisition of Entellus and indicated that Stryker would be submitting a preliminary non-binding indication of interest relating to an acquisition of Entellus in the coming weeks.

Also on September 29, 2017, a representative of Piper Jaffray contacted a representative of Company B to discuss whether Company B might be interested in evaluating a potential acquisition of Entellus and discussed process and timing.

Between late September and November 5, 2017, members of senior management of Entellus and Stryker engaged in discussions on several occasions regarding a potential acquisition of Entellus, and Entellus management and representatives of Piper Jaffray responded to requests for information from Stryker.

On October 13, 2017, Company B indicated to representatives of Piper Jaffray that it was interested in evaluating a potential acquisition of Entellus and would like to participate in a due diligence management meeting with Entellus.

On October 16, 2017, a representative of Piper Jaffray contacted a representative of Company D so as to gauge its interest in a potential acquisition of Entellus and inform Company D of the expected process and timing.

On October 17, 2017, a representative of Guggenheim Securities contacted representatives of Piper Jaffray to discuss the status and timing of an indication of interest from Stryker relating to an acquisition of Entellus. The representative of Guggenheim Securities indicated that Stryker was continuing to evaluate a potential acquisition of Entellus and requested that Stryker’s outside deal counsel, Skadden, Arps, Slate, Meagher & Flom LLP (referred to as “Skadden”) have a telephone conversation with Latham & Watkins.

On October 19, 2017, representatives of Latham & Watkins and Skadden discussed certain diligence matters, as well as the process and structure of a potential acquisition of Entellus by Stryker.

On October 24, 2017, Company D informed a representative of Piper Jaffray that it was not interested in pursuing a potential acquisition of Entellus.

On October 25, 2017, at a regularly scheduled Board meeting, Mr. White updated the Board regarding management’s and Piper Jaffray’s discussions with Stryker and Company B and the Board that Company D had determined not to explore a potential acquisition of Entellus. The Board authorized management to proceed with further discussions with Stryker and Company B. The Board determined not to reach out to any other companies at that time due to the fact that the Board believed that management and Piper Jaffray had already contacted the most likely acquirers of Entellus, the results of Entellus’ discussions with Company A and Company C in 2016 which led the Board to believe that they were not likely to be interested in an acquisition of Entellus at the time, and to limit the opportunity for leaks to the market regarding Entellus’ discussions. During the meeting, Entellus management reviewed with the Board the Base Case Forecasts. For a more detailed description of these financial forecasts, please see “The Merger—Certain Financial Forecasts—Base Case Forecasts, Updated Base Case Forecasts and Final Base Case Forecasts” beginning on page 57 of this proxy statement.

On November 1, 2017, Entellus and Company B renewed their non-disclosure agreement as the prior agreement had expired on its terms.

On November 2, 2017, representatives of Entellus’ management and a representative of Piper Jaffray met with representatives of Company B at Company B’s corporate offices and provided a general business update regarding Entellus. Following this meeting, Company B sent several due diligence requests to Entellus and Entellus provided Company B information in response to these requests. Company B was not given access to Entellus’ online data room.

On November 6, 2017, Stryker submitted a written confidential non-binding indication of interest to acquire 100% of the equity interests of Entellus at a price of $23.00 per share in cash, subject to the negotiation of definitive transaction documents, customary due diligence and approval by Stryker’s board of directors. The non-binding indication of interest did not request exclusivity and was not subject to a financing condition. The closing price per share of Entellus common stock on November 6, 2017 was $16.80.

On November 7, 2017, the Board held a telephonic special meeting, together with members of management and representatives of Piper Jaffray, Latham & Watkins and Fox Rothschild. Mr. White reviewed with the Board the terms of Stryker’s preliminary non-binding indication of interest. Representatives of Piper Jaffray presented a preliminary financial analysis of Entellus on a stand-alone basis and of the preliminary non-binding indication of interest received from Stryker. Representatives of Piper Jaffray also provided an overview of certain other potential strategic alternatives. Representatives of Latham & Watkins reviewed certain legal aspects involved in the process and a proposed acquisition of Entellus by Stryker. The Board discussed Stryker’s indication of interest and the financial analysis presented by Piper Jaffray, including a review of the Updated Base Case Forecasts. The Board considered instructing the representatives of Piper Jaffray to contact other third parties regarding their possible interest in an acquisition of Entellus, but determined not to since the Board believed that management and Piper Jaffray had already contacted the third parties most likely to be interested in a possible acquisition of Entellus. In addition, the Board considered the results of Entellus’ discussions with Company A and Company C in 2016, which in the Board’s view did not make them likely to be interested in a possible acquisition of Entellus, concerns about losing momentum in the discussions with Stryker and Company B, and limiting the opportunity for leaks to the market regarding Entellus’ activities surrounding a potential transaction. Following a discussion of various alternative responses to the preliminary non-binding indication of interest received from Stryker, the Board decided to reconvene and continue the discussion the following day, November 8, 2017.

On November 8, 2017, the Board reconvened a telephonic special meeting, together with members of management and representatives of Piper Jaffray, Latham & Watkins and Fox Rothschild. The Board again discussed Stryker’s indication of interest and the status of discussions with Company B. Following the discussion, the Board directed Mr. White to express to Stryker the Board’s appreciation for Stryker’s interest in Entellus’ business, but to inform Stryker that the offer price of $23.00 per share in cash would need to be increased in order to be acceptable to the Board.

Following the Board meeting on November 8, 2017, Mr. White called Mr. Stiles, and informed him that the Board had determined that Stryker’s proposed offer of $23.00 per share in cash would need to be increased in order to be acceptable to the Board and suggested that Stryker complete its due diligence of Entellus and at that time present a revised higher offer price. Mr. Stiles indicated that Stryker would not proceed with additional due diligence or further discussions regarding a potential acquisition of Entellus without preliminary agreement as to price. Mr. Stiles also informed Mr. White that Stryker would require exclusivity with respect to a potential acquisition of Entellus before Stryker would proceed with further negotiations with Entellus. Mr. White indicated that he could not, at that time, commit to exclusivity, but would pass along Mr. Stiles’ offer to the Board and Entellus’ advisers and that Mr. White would be in touch with Mr. Stiles in the coming days.

Following Mr. White’s call with Mr. Stiles, a representative of Guggenheim Securities contacted a representative of Piper Jaffray to indicate that Stryker would submit a revised indication of interest with an increased valuation for Entellus by November 9, 2017.

On November 8, 2017, a representative of Piper Jaffray contacted Company B to discuss Company’s B progress in evaluating a potential acquisition of Entellus. Company B indicated to Piper Jaffray’s representative that it was continuing to evaluate a potential transaction with Entellus and planned to discuss the potential transaction at an executive committee meeting on November 20, 2017, after which it would respond to Entellus with a further update. Company B reiterated its priority diligence requests from its list previously provided, and the priority diligence information was subsequently provided to Company B by Entellus on November 10, 2017.

On November 9, 2017, a representative of Guggenheim Securities contacted a representative of Piper Jaffray and indicated that Stryker would increase its preliminary non-binding proposal to acquire Entellus to $23.40 per share in cash, and reaffirmed that Stryker would require Entellus to grant Stryker exclusivity. In addition, the representative of Guggenheim Securities indicated that Stryker was targeting a signing and public announcement of an acquisition of Entellus sometime during the week of December 4, 2017. After additional telephone calls between representatives of Guggenheim Securities and Stryker, on the one hand, and representatives of Piper Jaffray and Entellus, on the other hand, representatives of Guggenheim Securities, on behalf of Stryker, informed representatives of Piper Jaffray that Stryker would increase its proposed acquisition price to $23.70 per share in cash.

In the evening on November 9, 2017, the Board held a special telephonic meeting, together with members of management and representatives of Piper Jaffray, Latham & Watkins and Fox Rothschild, to review the terms of the revised indication of interest from Stryker. Mr. White led a discussion regarding the recent decision by Anthem, Inc. (referred to as “Anthem”), the largest member of the Blue Cross Blue Shield Association, to cover balloon sinus dilation for the treatment of chronic and recurrent acute sinusitis. The Board directed Mr. White to express to Stryker, that in light of this very recent positive development, Stryker’s most recent proposed valuation of $23.70 per share in cash would need to be increased in order to be acceptable to the Board. The Board also directed Entellus’ management to revise the Updated Base Case Forecasts to take into consideration the decision by Anthem to cover balloon sinus dilation for the treatment of chronic and recurrent acute sinusitis and requested representatives of Piper Jaffray to update its preliminary financial analysis to reflect these revisions.

Following the Board meeting on November 9, 2017, Mr. White called Mr. Stiles and informed him of the Board’s view that in light of the recent decision by Anthem to cover balloon sinus dilation for the treatment of chronic and recurrent acute sinusitis, Stryker’s proposed valuation of $23.70 per share in cash would need to be increased in order to be acceptable to the Board. The closing price per share of Entellus common stock on November 9, 2017 was $15.85.

On November 10, 2017, Mr. Marucci telephoned Mr. White and indicated that Stryker would increase its price to $24.00 per share in cash, which Mr. Marucci indicated represented Stryker’s best and final offer and was conditioned upon Entellus granting Stryker exclusivity.

Later that day, the Board held a telephonic special meeting together with members of management and representatives of Piper Jaffray, Latham & Watkins and Fox Rothschild. Mr. White and representatives of Piper Jaffray provided an update regarding their discussions with Stryker and Company B to date. Mr. White and representatives of Piper Jaffray reviewed the history of negotiations with Stryker and Stryker’s latest $24.00 per share acquisition proposal, as well as Stryker’s requirement that Entellus grant exclusivity to Stryker prior to conducting further discussion regarding a potential acquisition of Entellus. Representatives of Latham & Watkins again reviewed the fiduciary duties of the Board in the context of a sale of Entellus and an agreement by the Board to grant exclusivity to Stryker. Representatives of management reviewed the Final Base Case Forecasts, which had been prepared at the request of the Board to take into consideration the decision by Anthem to cover balloon sinus dilation for the treatment of chronic and recurrent acute sinusitis. For a more detailed description of these financial forecasts, please see “The Merger—Certain Financial Forecasts—Base Case Forecasts, Updated Base Case Forecasts and Final Base Case Forecasts” beginning on page 57 of this proxy statement. Representatives of Piper Jaffray then provided an updated financial analysis with respect to Entellus and the revised proposal from Stryker, taking into account the Final Base Case Forecasts, which had been updated from the Updated Base Case Forecasts provided at the November 9, 2017 meeting. The Board discussed the Final Base Case Forecasts, the Piper Jaffray presentation and the anticipated effect of Anthem’s recent decision to cover balloon sinus dilation for the treatment of chronic and recurrent acute sinusitis on Entellus’ projected revenues. The Board also discussed the history of negotiations with Company B and the uncertainty regarding whether Company B would be interested in pursuing an acquisition of Entellus on comparable or better terms, on a timely basis, or at all. The Board considered the fact that while Company B had initially been contacted by Piper Jaffray on September 29, 2017 and had initially indicated that it was interested in evaluating a potential acquisition of Entellus on October 13, 2017, Company B had not indicated to Piper Jaffray or Entellus that it would submit an offer to acquire Entellus on any specific time frame or at all, and had informed Piper Jaffray that it would not have a further update with respect to its interest in a potential acquisition of Entellus until after an executive committee meeting on November 20, 2017, the fact that Company B was significantly behind Stryker in the overall process and the fact that Stryker had expressed its desire to execute a definitive agreement by early December 2017. The Board discussed the ability of a potential acquirer to deliver a superior offer to acquire

Entellus after a merger agreement had been signed and announced, and a representative from Latham & Watkins discussed the importance of specific terms relating to superior offers in a customary merger agreement in the context of the Board’s fiduciary duties in relation to potential acquisition of Entellus. Entellus’ management and the Board discussed the alternative of remaining an independent standalone company, taking into consideration the Final Base Case Forecasts, and the risks and opportunities to Entellus, its business and its stockholders in connection therewith. Following the discussions, the Board concluded that granting Stryker exclusivity at a per share price of $24.00 would maximize Entellus’ chances of achieving the best possible price for Entellus stockholders. Following discussion, the Board authorized management to enter into an exclusivity agreement with Stryker based on its revised offer of a per share purchase price of $24.00, with an exclusivity period not to exceed 30 days, and to negotiate a merger agreement for an all-cash acquisition of Entellus by Stryker at a price of $24.00 per share of common stock.

Immediately after the Board meeting on November 10, 2017, Mr. White telephoned Mr. Marucci and informed him of the Board’s decision to enter into an exclusivity agreement with Stryker and to negotiate a merger agreement with Stryker at a price of $24.00 per share of common stock.

Later on November 10, 2017, Stryker submitted a revised written non-binding indication of interest to acquire Entellus at a price of $24.00 per share in cash, along with a draft exclusivity agreement that would provide for a 30-day exclusive negotiating period between Stryker and Entellus. The closing price per share of Entellus common stock on November 10, 2017 was $15.90.

On November 11, 2017, access to Entellus’ online data room was granted to Stryker and its representatives.

From November 11, 2017 through December 6, 2017, Entellus’ management and representatives continued to populate Entellus’ online data room with materials responsive to a due diligence request list supplied by Stryker and subsequent additional due diligence and information requests made by representatives and advisors of Stryker, including related to the Spirox, Inc. business.

On the morning of November 13, 2017, Entellus and Stryker executed the exclusivity agreement providing Stryker with an exclusive negotiating period through December 7, 2017. The closing price per share of Entellus common stock on November 13, 2017 was $15.98.

On November 13, 2017, a representative of Piper Jaffray notified Company B by e-mail that Entellus entered into an exclusivity agreement with another party. Company B did not respond to Piper Jaffray and did not initiate any further discussions with Entellus or Piper Jaffray.

On November 14, 2017, representatives of Latham & Watkins and Skadden discussed certain deal related matters, including the process and structure of the transaction.

Late in the evening of November 17, 2017, Skadden delivered an initial draft of the Merger Agreement to Latham & Watkins. The draft Merger Agreement provided, among other things, that the proposed acquisition of Entellus by Stryker would be submitted to a vote of Entellus stockholders for approval, and that Entellus would be merged into a wholly owned subsidiary of Stryker. The initial draft of the Merger Agreement did not contain a financing condition and provided for acceleration of all Entellus equity awards. The draft of the Merger Agreement indicated that all officers and directors would be asked to sign a Voting Agreement and provided for a termination fee of approximately 3.5% of the equity value of the transaction.

On November 20, 2017, several representatives of Entellus and Stryker had an in-person meeting in the Minneapolis area and conducted functional diligence sessions. During the meeting, Entellus management shared with the Stryker representatives the Final Base Case Forecasts (as such term is defined under “The Merger—Certain Financial Forecasts—Base Case Forecasts, Updated Base Case Forecasts and Final Base Case Forecasts” beginning on page 57 of this proxy statement). The Entellus management team explained the updates to the forecasts based on the November 9, 2017 announcement by Anthem, Inc. The Resourced Case Forecasts were also presented to Stryker, but had not been updated after the announcement by Anthem because the Final Base Case Forecasts reflected Entellus’ current assessment of its future financial performance. Entellus management indicated the assumptions around each of such forecasts and indicated that while the Resourced Case Forecasts were useful to illustrate the effect of certain assumptions on Entellus’ future financial performance, the Final Base Case Forecasts were the forecasts that reflected Entellus’ current assessment of its future financial performance. For a more detailed description of these financial forecasts, please see “The Merger—Certain Financial Forecasts” beginning on page 56 of this proxy statement.

On November 20, 2017, Skadden sent an initial draft of a form of Voting Agreement to Latham & Watkins.

On November 21, 2017, members of the Entellus management team had a telephonic meeting with representatives from Piper Jaffray, Latham & Watkins and Fox Rothschild relating to the draft Merger Agreement. Among other things, discussion involved the topics of closing certainty, protections around the Board’s fiduciary duties, the size of the termination fee and the antitrust covenants of the parties. Management directed Latham & Watkins to revise the draft Merger Agreement to send to Skadden.

On November 24, 2017, Latham & Watkins sent a revised draft of the Merger Agreement and the Voting Agreement to Skadden.

From November 24, 2017 through December 4, 2017, representatives of Latham & Watkins and Skadden continued to negotiate and discuss drafts of the Merger Agreement and the Voting Agreement. Throughout this period, representatives of Latham & Watkins updated members of the Entellus management and representatives of Piper Jaffray as to the progress of the negotiations. During discussions among Entellus management, representatives of Piper Jaffray and representatives of Latham & Watkins, conversation focused on the need for a lower termination fee, more Entellus-favorable deal protection terms and the removal of certain closing conditions, including a condition related to dissenters’ rights.

On November 29, 2017, the Board held a special telephonic meeting, together with members of management and representatives of Piper Jaffray, Latham & Watkins and Fox Rothschild. A representative of Latham & Watkins summarized the key material terms of the Merger Agreement that remained subject to further negotiation, including the non-solicitation and termination provisions, conditions to closing, interim operating and other covenants, Entellus’ representations and warranties, as well as the termination provisions in the Voting Agreement. At this time, the termination fee proposed by Stryker was 3.5% of the equity value of the transaction. The Board provided guidance on certain open items in the Merger Agreement and authorized Entellus management and Latham & Watkins to continue negotiating with Stryker, and specifically that the termination fee, closing conditions and deal protection terms needed to be improved in Entellus’ favor. After representatives of Piper Jaffray were dismissed from the call, the Board approved an amendment to the engagement letter with Piper Jaffray to extend the term of its agreement with Entellus, which had expired.

On December 4, 2017, the Board held a special telephonic meeting, together with members of management and representatives of Piper Jaffray, Latham & Watkins and Fox Rothschild. The representatives from Latham & Watkins reviewed the fiduciary duties of the Board and provided an update regarding the terms of the Merger Agreement and the Voting Agreement, including the resolution of prior open terms and the terms that remained subject to further negotiation. The representative from Latham & Watkins gave an update on the improved terms of the transaction since the prior Board meeting, including a lower termination fee, more Entellus-favorable deal protection terms, removal of certain closing conditions, changes to the representations and warranties of Entellus and the termination of the Voting Agreement upon a Board change of recommendation. The Board discussed the terms of the Merger Agreement pertaining to superior proposals, including the termination fee (which was now agreed by the parties as approximately 3.1% of the equity value of the transaction). In part based on the advice of representatives of Piper Jaffray and Latham & Watkins, the Board concluded that Company B and other potential acquirers were unlikely to be deterred from making superior proposals under the terms proposed in the draft

Merger Agreement. Entellus’ management discussed the various risks and opportunities associated with Entellus remaining a separate standalone company. Mr. White and the representative from Latham & Watkins discussed a proposed timeline to finalize the Merger Agreement and announce a transaction. Representatives of Piper Jaffray then reviewed Piper Jaffray’s preliminary financial analysis of the proposed per share Merger Consideration. The Board provided guidance on the remaining open items in the Merger Agreement and authorized Entellus management to continue negotiating with Stryker.

On the evening of December 4, 2017, Latham & Watkins sent a revised draft of the Merger Agreement to Skadden.

Latham & Watkins and Skadden continued to finalize the Voting Agreement, the Merger Agreement and the disclosure schedules to the Merger Agreement through various communications and telephonic discussions and throughout December 5, 2017 and the morning of December 6, 2017.

On the afternoon of December 6, 2017, the Board held a telephonic meeting at which members of Entellus management and representatives of Piper Jaffray, Latham & Watkins and Fox Rothschild were present. Representatives of Latham & Watkins reviewed the proposed final terms of the Voting Agreement and the Merger Agreement, focusing on the changes to the Merger Agreement since the December 4, 2017 Board meeting. Latham & Watkins summarized the directors’ fiduciary duties with respect to the proposed transaction. Representatives of Piper Jaffray then reviewed with the Board a financial analysis of the per share Merger Consideration and delivered to the Board an oral opinion, which was confirmed by delivery of a written opinion of Piper Jaffray dated December 6, 2017, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the $24.00 per share Merger Consideration, was fair, from a financial point of view, to holders of shares of Entellus common stock. For a detailed discussion regarding the opinion provided by Piper Jaffray, please see “The Merger—Fairness Opinion of Entellus’ Financial Advisor” beginning on page 46 of this proxy statement. After further discussion, the Board unanimously determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement were advisable and in the best interests of Entellus and its stockholders, approved and declared advisable the Merger Agreement and the Merger, and recommended that Entellus stockholders vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.

On the morning of December 7, 2017, Entellus and Stryker executed the Merger Agreement and certain stockholders of Entellus, including certain directors and executive officers of Entellus, each executed a Voting Agreement with Stryker.

Before the market opened on December 7, 2017, Entellus and Stryker issued press releases announcing the entry into the Merger Agreement.

Recommendation of the Board and Reasons for the Merger

The Board evaluated, with the assistance of its legal and financial advisors, the Merger Agreement and the Merger and unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of Entellus and its stockholders and unanimously approved the Merger Agreement and the Merger and unanimously recommends that you vote “FOR” the Merger Proposal and “FOR” the Adjournment Proposal.

On December 6, 2017, the Board unanimously (i) adopted the Merger Agreement and approved the transactions contemplated thereby, including the Merger, (ii) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable and in the best interests of Entellus and our stockholders, (iii) directed that the adoption of the Merger Agreement be submitted to a vote of our stockholders and (iv) resolved to make the Company Recommendation.

In recommending that our stockholders vote their shares of our common stock in favor of the Merger Proposal, the Board considered a number of reasons, including the following (not necessarily in order of relative importance):

•	Attractive Value. The Board’s belief that the Merger Consideration represents an attractive value for the shares of our common stock, taking into account the Board’s familiarity with our business, operations, assets, operating results, financial condition, prospects and business strategy, and the Board’s belief, based on the course and history of the negotiations between Stryker and Entellus, that the Merger Consideration represented the highest consideration that Stryker was willing to pay.

•	Best Alternative for Maximizing Stockholder Value. The Board considered that the Merger Consideration was more favorable to our stockholders than the potential value that might result from other alternatives reasonably available to Entellus, including the potential stockholder value based on our business plan that could be expected to be generated from remaining an independent public company, the possibility of being acquired by other companies, the possibility of acquisitions or mergers with other companies and other transactions, as well as the potential benefits, risks and uncertainties associated with such alternatives.

•	Risks Relating to Remaining a Stand-Alone Company. The Board reviewed our business, operations, assets, operating results, financial condition, prospects, business strategy, competitive position, and industry, including the potential impact (which cannot be quantified numerically) of those factors on the trading price of our common stock, to assess the prospects and risks associated with remaining an independent public company. The Board believed that the acquisition of Entellus by Stryker for $24.00 per share in cash was more favorable to our stockholders than the value of remaining an independent public company, after accounting for the risks and uncertainties associated with achieving and executing upon our business and financial plans in the short- and long-term. Such risks include:

•	the dependence of our revenues on our XprESS™ family of products and recently acquired Latera Absorbable Nasal Implant, future market acceptance and adoption of our products, and adequate levels of coverage or reimbursement for procedures using our products;

•	current and anticipated future competition for our products and our ability to compete successfully in light of the nature of the medical device and in particular the ENT industry, the presence of many larger, well-financed competitors, and our need to continue to develop and commercialize additional ENT products;

•	increasing and changing regulatory, reimbursement and compliance requirements for operating as a publicly held medical device company in the United States and international markets, and the challenges faced by small medical device companies in managing those requirements;

•	risks associated with our recent acquisition of Spirox, Inc., including the potential failure to achieve the revenues, cost savings, earnings, growth prospects and synergies expected from the acquisition or delays in realizing such results; delays and challenges in integrating Spirox, Inc.’s business and operations; operating costs and business disruption following the acquisition, including adverse effects on employee retention and on business relationships with third parties, including physicians, providers, distributors and vendors; and issues with customers securing routine and adequate reimbursement for nasal surgery procedures using the Latera device;

•	our ability to sustain our historical revenue growth, transition to profitability and generate consistent positive cash flows;

•	our need for additional capital to pursue our business strategy and make anticipated future contingent consideration payments to the former Spirox, Inc. equity holders, the potential risks and uncertainties associated with our ability to raise such additional capital, and the costs of such capital, including the potentially dilutive impact to our existing stockholders; and

•	other risks and uncertainties discussed in Entellus’ public filings with the SEC. See “Where You Can Find More Information” beginning on page 106 of this proxy statement.

•	Certainty of Value. The Merger Consideration consists solely of cash, which provides immediate liquidity and certainty of value to our stockholders compared to remaining an independent stand-alone company or any transaction in which our stockholders would receive shares of an acquirer’s stock. The Board weighed the certainty of realizing a compelling value for shares of our common stock by virtue of the Merger against the uncertain prospect that the trading value for our common stock would approach the per share Merger Consideration in the foreseeable future, as well as the risks and uncertainties associated with our business, including those described above, as well as the other risks and uncertainties discussed in Entellus’ public filings with the SEC. See “Where You Can Find More Information” beginning on page 106 of this proxy statement.

•	Historical Value. The Board considered the value represented by the Merger Consideration compared against the current and historical trading prices of Entellus common stock, including the market performance of Entellus common stock relative to those of other participants in Entellus’ industry and general market indices, and the fact that the Merger Consideration represented a premium of approximately 50% and 49% of the share price of Entellus common stock at 1-week and 4-weeks, respectively, prior to the announcement of the Merger Agreement, and a premium of approximately 50% to the closing per share price of Entellus common stock on December 6, 2017.

•	Transaction Process. The Board considered the fact that Entellus conducted a thorough and diligent process in 2016 with the goal of entering into a strategic transaction or being acquired, in which 4 different companies other than Stryker were contacted, in an effort to obtain the best value reasonably available to Entellus stockholders. The Board also considered the fact that potential acquirors were contacted again in 2017 before Entellus entered into an exclusivity agreement with Stryker, but that none of those companies demonstrated a substantial interest in acquiring Entellus as compared to Stryker.

•	Board’s Independence and Comprehensive Review Process. The Board considered the fact that the Board consisted of a majority of independent directors who approved the transaction following extensive discussions with Entellus’ management team, representatives of financial advisers and outside legal counsel, and also took into consideration the financial expertise and prior industry experience held by a number of directors.

•	Ability to Respond to Unsolicited Company Acquisition Proposals. The Board considered the “fiduciary out” provisions of the Merger Agreement, which, subject to the terms and conditions thereof, permit Entellus to furnish information to and conduct negotiations with third parties that make unsolicited Company Acquisition Proposals, to change its recommendation to stockholders regarding the Merger Agreement and to terminate the Merger Agreement in order to approve a Company Superior Proposal, subject to payment of a termination fee in favor of Stryker. The Board further considered the fact that the $20.5 million termination fee (approximately 3.1% of the transaction value) payable by Entellus (i) is reasonable in light of the overall terms of the Merger Agreement and the benefits of the Merger and (ii) would not preclude another party from making a competing proposal.

•	Terms of the Merger Agreement. The Board considered all of the terms and conditions of the Merger Agreement, including the structure of the transaction, the all-cash form of the Merger Consideration, the limited scope of the conditions to closing, the customary nature of the representations, warranties, and the covenants and agreements of the parties. The Board further considered the course and nature of negotiations with Stryker, which were conducted at arm’s length and during which the Board was advised by independent legal and financial advisors. These negotiations ultimately resulted in terms that (i) provide for a significant premium over the unaffected trading price of our common stock; (ii) provide robust provisions designed to ensure, absent certain prohibitive events or the submission of a Company Superior Proposal, that the transaction is consummated; and (iii) require that Stryker use reasonable best efforts to obtain required consents and approvals, subject to certain limitations. The Board believed, based on these negotiations, that these were the most favorable terms available to Entellus and our stockholders on which Stryker, or an alternative purchaser, would be willing to transact.

•	Voting Agreements. The Board viewed favorably the willingness of certain stockholders, including certain directors and executive officers of Entellus, who together held approximately 31.6% of the shares of our common stock outstanding (excluding shares issuable upon the exercise or settlement of options or restricted stock unit awards) as of December 1, 2017, to commit to vote in favor of the Merger Proposal by entry into the Voting Agreements. The Board also considered the fact that the Voting Agreements terminate upon any termination of the Merger Agreement, including upon Entellus’ termination to accept a Company Superior Proposal, such that the existence of the Voting Agreements would not be likely to deter or inhibit a Company Superior Proposal.

•	Piper Jaffray’s Opinion and Related Analyses. The opinion of Piper Jaffray, dated December 6, 2017, to the Board as to the fairness, from a financial point of view and as of the date of the opinion, of the per share Merger Consideration to be received pursuant to the Merger by holders of shares of Entellus common stock, based upon and subject to the various assumptions and limitations set forth therein, as more fully described under “The Merger—Fairness Opinion of Entellus’ Financial Advisor” beginning on page 46 of this proxy statement.

•	Likelihood of Consummation. The likelihood that the Merger will be consummated, based on, among other things, the limited number of conditions to the Merger, the absence of a financing condition, Stryker’s representation that it will have sufficient financial resources to pay the aggregate Merger Consideration and consummate the Merger, the relative likelihood of obtaining required regulatory approvals, the remedies available under the Merger Agreement to Entellus in the event of various breaches by Stryker, and Stryker’s reputation in the medical device industry, its financial capacity to complete an acquisition of this size and its prior track record of successfully completing acquisitions, which the Board believed supported the conclusion that a transaction with Stryker could be completed relatively quickly and in an orderly manner.

•	Stockholder Approval; Appraisal Rights. The Board considered that the Merger would be subject to the approval of our stockholders, that stockholders would be free to reject the Merger, other than those who entered into the Voting Agreements, and that stockholders who do not vote to adopt the Merger Agreement and who follow certain prescribed procedures are entitled to dissent from the Merger and receive the appraised fair value of their shares, as provided under Delaware law.

The Board also considered and balanced against the potentially positive factors a number of uncertainties, risks and other potentially negative factors in its deliberations concerning the Merger and the transactions contemplated by the Merger Agreement, including the following (not necessarily in order of relative importance):

•	No Stockholder Participation in Future Earnings or Growth. The Board considered the fact that Entellus will no longer exist as an independent company, and accordingly, our stockholders will no longer participate in any future growth Entellus may experience or any potential future appreciation in the value of shares of our common stock, and will not participate in any potential future sale of Entellus’ business to a third party.

•	Inability to Solicit Other Takeover Proposals. The Board considered that the Merger Agreement includes a covenant prohibiting Entellus from directly or indirectly soliciting, seeking, initiating, encouraging, facilitating or taking actions that would lead to other potential Company Acquisition Proposals. The Board also considered, but did not consider preclusive, the fact that the right afforded to Stryker under the Merger Agreement to re-negotiate the terms of the Merger Agreement in response to a Company Superior Proposal may discourage other parties that might otherwise have an interest in a business combination with, or an acquisition of, Entellus.

•

Transaction Process. In exchange for restricting the time frame and scope of its market check, the Board negotiated more favorable terms for Entellus and, in light of the improved terms and attractive price agreed to by Stryker, determined that proceeding with the Merger was in the best interests of our stockholders. Accordingly, though the Merger Agreement permits Entellus to consider unsolicited proposals, the Board considered the fact that Entellus’ ability to actively market itself was and will be restricted.

•	Termination Fee and Reimbursement of Expenses. The Board considered the fact that Entellus may be required to pay a termination fee of $20.5 million (approximately 3.1% of the equity value) if the Merger Agreement is terminated under certain circumstances, including to accept a Company Superior Proposal, and that the amount of the termination fee is comparable to termination fees in transactions of a similar size, was reasonable, would not likely deter competing bids and would not likely be required to be paid unless Entellus entered into a more favorable transaction. The Board also considered the fact that Entellus may be required to reimburse Stryker up to $6.6 million of certain of its transaction expenses in the event the Merger Agreement is terminated by either Stryker or Entellus following a failure to obtain the required vote of our stockholders to adopt the Merger Agreement. The Board also recognized that the provisions in the Merger Agreement relating to these fees were insisted upon by Stryker as a condition to entering into the Merger Agreement.

•	Effect of Public Announcement. The Board considered the effect of the public announcement of Entellus entering into the Merger Agreement on our operations, including our relationships with customers, distributors, vendors and employees, as well as our ability to attract and retain key personnel while the proposed transaction is pending and the potential adverse effects on our financial results as a result of that disruption, as well as the possibility of any suit, action or proceeding in respect of the Merger Agreement or the transactions contemplated thereby.

•	Opportunity Costs and Interim Operating Covenants. The Board considered that the focus and resources of our management may become diverted from other important business opportunities and operational matters while working to implement the Merger, which could adversely affect our business. The Board also considered the restrictions on the conduct of our business during the pendency of the Merger, which may delay or prevent Entellus from undertaking potential business opportunities that may arise or may negatively affect our ability to attract, retain and motivate key personnel.

•	Risk the Merger May Not Be Consummated. The Board considered the fact that consummation of the Merger is subject to the satisfaction of certain closing conditions that are not within our control, including receipt of the necessary regulatory clearances and approvals and that no Company Material Adverse Effect on Entellus has occurred. There can be no assurance that all conditions to the parties’ obligations to consummate the Merger will be satisfied, and as a result, it is possible that the Merger may not be consummated even if the Merger is approved by our stockholders. The Board considered the fact that if the Merger is not consummated (i) we will have incurred significant transaction and opportunity costs, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on our business and customer relationships; (ii) the trading price of our common stock could be adversely affected; and (iii) the market’s perceptions of our prospects could be adversely affected.

•	Transaction Costs. The Board considered the fact that we have incurred and will continue to incur significant transaction costs and expenses in connection with the Merger, regardless of whether the Merger is consummated.

•	Potential Differing Interests of Directors and Officers. The Board considered the risk that certain of our directors and executive officers may have interests in the transactions contemplated by the Merger Agreement as individuals that are in addition to, or that may be different from, the interests of our stockholders. See “The Merger—Interests of the Directors and Executive Officers of Entellus in the Merger” beginning on page 61 of this proxy statement.

•	Tax Treatment. The Board considered the fact that the Merger will be a taxable transaction to our stockholders that are U.S. Holders for U.S. federal income tax purposes; and, therefore, such stockholders generally will be required to pay U.S. federal income tax on any gains they recognize as a result of the Merger.

The Board believed that, overall, the risks and uncertainties associated with the Merger were outweighed by the potential benefits of the Merger to our stockholders.

The foregoing discussion of factors considered by the Board is not intended to be exhaustive, but summarizes the material factors considered by the Board. In light of the variety of factors considered in connection with their evaluation of the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determinations. The Board based its recommendation on the totality of the information presented, including thorough discussions with, and questioning of, our senior management and outside financial advisor and legal counsel. The Board unanimously recommends that you vote “FOR” the Merger Proposal. It should be noted that this explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page  29 of this proxy statement.

Fairness Opinion of Entellus’ Financial Advisor

Entellus retained Piper Jaffray to act as financial advisor to the Board, and, if requested, to render to the Board an opinion as to the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Entellus common stock.

The full text of the Piper Jaffray written opinion dated December 6, 2017, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Piper Jaffray in rendering its opinion, is attached as Appendix C. You are urged to, and should, carefully read the Piper Jaffray opinion in its entirety and this summary is qualified in its entirety by reference to the written opinion. The Piper Jaffray opinion addresses only the fairness, from a financial point of view and as of the date of the opinion, of the Merger Consideration to be received by the holders of Entellus common stock in the Merger. Piper Jaffray’s opinion was directed to the Board in connection with its consideration of the Merger and was not intended to be, and does not constitute, a recommendation to any holders of Entellus common stock as to how such stockholders should vote or act with respect to the Merger or any other matter. Piper Jaffray’s opinion was approved for issuance by the Piper Jaffray opinion committee and Piper Jaffray has consented to the disclosure of its opinion in this proxy statement.

In connection with rendering the opinion described above and performing its related financial analyses, Piper Jaffray, among other things:

•	reviewed and analyzed the financial terms of a draft of the Merger Agreement;

•	reviewed and analyzed certain financial and other data with respect to Entellus that was publicly available;

•	reviewed and analyzed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Entellus that were publicly available, as well as those that were furnished to Piper Jaffray by Entellus;

•	conducted discussions with members of senior management and representatives of Entellus concerning the two immediately preceding matters described above, as well as Entellus’ business and prospects before and after giving effect to the Merger;

•	reviewed the current and historical reported prices and trading activity of Entellus common stock;

•	compared the financial performance of Entellus with that of certain other publicly-traded companies that Piper Jaffray deemed relevant; and

•	reviewed the financial terms, to the extent publicly available, of certain business combination transactions that Piper Jaffray deemed relevant.

In addition, Piper Jaffray conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as Piper Jaffray deemed necessary in arriving at its opinion.

The following is a summary of the material financial analyses performed by Piper Jaffray in connection with the preparation of its fairness opinion and reviewed with the Board at a meeting held on December 6, 2017.

This summary includes information presented in tabular format, which tables must be read together with the text of each analysis summary and considered as a whole in order to fully understand the financial analyses presented by Piper Jaffray. The tables alone do not constitute a complete summary of the financial analyses. The order in which these analyses are presented below, and the results of those analyses, should not be taken as any indication of the relative importance or weight given to these analyses by Piper Jaffray or the Board. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 5, 2017, and is not necessarily indicative of current market conditions.

For purposes of its analyses, and unless the context indicates otherwise, Piper Jaffray (i) calculated Entellus’ implied per share equity value based on diluted shares of Entellus common stock (including options, the Oxford Warrants and restricted stock unit awards) as of November 30, 2017, calculated using the treasury stock method, (ii) calculated enterprise values (referred to as “EV”) to be implied equity value, plus debt and the estimated fair value of contingent consideration, which, in the case of Entellus, was $48 million and $53 million, respectively, less cash, which, in the case of Entellus, was $51 million, in each case as of September 30, 2017; and (iii) used Entellus’ Final Base Case Forecasts, as set forth under “The Merger—Certain Financial Forecasts—Base Case Forecasts, Updated Base Case Forecasts and Final Base Case Forecasts” beginning on page 57 of this proxy statement, for its analyses of forward looking information for Entellus.

Historical Trading Analysis

Piper Jaffray reviewed the historical closing prices and trading volumes for Entellus common stock over the 1-year period ended December 5, 2017, in order to provide background information on the prices at which Entellus common stock has historically traded. The following table summarizes some of these historical closing prices, and average closing prices (based on volume weighted average prices (referred to as “VWAP”)), relative to the Merger Consideration:

Price per Share
Closing price on December 5, 2017	$16.26
Closing 1 week prior price (November 28, 2017)	$15.99
Closing 4 weeks prior price (November 7, 2017)	$16.15
120 trading day VWAP	$17.09
1-year VWAP	$15.61
1-year intraday high (October 6, 2017)	$20.34
1-year intraday low (May 4, 2017)	$11.47
1-year closing price high (October 6, 2017)	$20.30
1-year closing price low (May 4, 2017)	$12.04
Merger Consideration	$24.00

Selected Public Companies Analysis

Medical Technology—Financial Profile

Piper Jaffray reviewed projected financial data prepared by Entellus’ management for the years ended December 31, 2017, 2018 and 2019, and compared such data to corresponding Wall Street consensus research estimates for public companies in the medical technology industry that Piper Jaffray believed were comparable to Entellus’ financial profile using the criteria below, based on Piper Jaffray’s professional judgment. Piper Jaffray selected public companies that it considered to be medical technology companies with revenue for the last 12-month period for which financial information was publicly available (referred to as “LTM”) between $25 million and $325 million, projected 2017 revenue growth between 15% and 35% and LTM gross margins greater than 60%.

Piper Jaffray selected the following companies:

•	Intersect ENT, Inc.

•	Invuity, Inc.

•	MiMedx Group, Inc.

•	Penumbra, Inc.

•	Tactile Systems Technology, Inc.

For the selected medical technology public companies analysis, Piper Jaffray compared, among other things, projected 2017, 2018 and 2019 implied EV/revenue and EV/gross profit multiples for Entellus based on the Merger Consideration, to the corresponding implied EV multiples for the selected medical technology public companies derived from their closing prices per share on December 5, 2017. Projected 2017, 2018 and 2019 revenue and gross profit for Entellus were based on estimates provided by Entellus’ management. Projected 2017, 2018 and 2019 revenue and gross profit for the selected medical technology public companies were based on Wall Street consensus research estimates, public filings and press releases of such companies.

The analysis indicated the following multiples:

	Entellus(1)	Selected Medical Technology Public Companies
		High	75th%	Mean	Median	25th%	Low
EV to projected 2017 revenue	7.2x	10.3x	9.4x	6.2x	4.5x	3.9x	3.4x
EV to projected 2018 revenue	5.7x	8.8x	7.9x	5.2x	3.7x	3.1x	2.6x
EV to projected 2019 revenue	4.6x	7.5x	6.6x	4.3x	3.1x	2.6x	2.0x
EV to projected 2017 gross profit	9.8x	16.0x	13.1x	8.4x	6.1x	4.9x	4.9x
EV to projected 2018 gross profit	7.8x	13.4x	11.0x	7.0x	5.1x	4.0x	3.8x
EV to projected 2019 gross profit	6.1x	11.3x	9.0x	5.8x	4.2x	3.3x	3.0x

(1)	Based on the Merger Consideration.

Based on this analysis, Piper Jaffray noted that, with respect to Entellus, each of the EV/revenue and EV/gross profit multiples fell between the 75th percentile and the mean range of implied EVs for the selected public companies. In addition, Piper Jaffray observed that the range of implied per share values for Entellus common stock based on the mean and median for each analysis yielded the following, as compared to the Merger Consideration:

Implied Per Share Value of Entellus Common Stock
2017 revenue	$14.73-$20.71
2018 revenue	$15.43-$21.62
2019 revenue	$16.31-$22.48
2017 gross profit	$14.85-$20.58
2018 gross profit	$15.72-$21.62
2019 gross profit	$16.47-$22.52
Merger Consideration	$24.00

ENT Medical Technology—Business Profile

Piper Jaffray also reviewed projected financial data prepared by Entellus’ management for the years ended December 31, 2017 and 2018, and compared such data to corresponding Wall Street consensus research estimates for Intersect ENT, Inc., which Piper Jaffray believed was comparable to Entellus’ business profile based on Piper Jaffray’s professional judgment. Piper Jaffray selected Intersect ENT, Inc. because it is the only public company that Piper Jaffray considered to be a comparable medical technology company specifically focused in the ENT space.

For the selected financial profile public company analysis, Piper Jaffray compared, among other things, projected 2017 and 2018 implied EV/revenue and EV/gross profit multiples for Entellus based on the Merger Consideration, to the corresponding implied EV multiples for Intersect ENT, Inc. derived from its closing price per share on December 5, 2017. Projected 2017 and 2018 revenue and gross profit for Entellus were based on estimates provided by Entellus’ management. Projected 2017 and 2018 revenue and gross profit for Intersect ENT, Inc. were based on Wall Street consensus research estimates, public filings and press releases of Intersect ENT, Inc.

The analysis indicated the following multiples:

	Entellus(1)	Intersect ENT, Inc.
EV to projected 2017 revenue	7.2x	8.5x
EV to projected 2018 revenue	5.7x	7.1x
EV to projected 2017 gross profit	9.8x	10.1x
EV to projected 2018 gross profit	7.8x	8.5x

(1)	Based on the Merger Consideration.

Based on this analysis, Piper Jaffray noted that, with respect to Entellus, each of the EV/revenue and EV/gross profit multiples fell below the implied EVs for Intersect ENT, Inc. In addition, Piper Jaffray observed that the implied per share values for Entellus common stock based on each analysis yielded the following, as compared to the Merger Consideration:

Implied Per Share Value of Entellus Common Stock
2017 revenue	$28.27
2018 revenue	$29.59
2017 gross profit	$24.75
2018 gross profit	$26.18
Merger Consideration	$24.00

Selected M&A Transaction Analysis

Medical Technology—Financial Profile

Piper Jaffray reviewed merger and acquisition (referred to as “M&A”) transactions involving target companies in the medical technology industry that Piper Jaffray believed were comparable to Entellus’ financial profile, using the criteria below, based on Piper Jaffray’s professional judgment. Piper Jaffray selected transactions that were announced after January 1, 2010 involving U.S. public or private medical technology companies as targets with LTM revenue between $25 million and $325 million, revenue growth between 15% and 50% for the 12-month period immediately following the LTM period (referred to as “FTM”) and LTM gross margins greater than 60%.

Based on these criteria, the following 13 transactions were selected:

Target	Acquiror	Dateof Transaction Announcement
NeoTract, Inc.(1)	Teleflex Incorporated	September 5, 2017
NOVADAQ Technologies Inc.	Stryker Corporation	June 19, 2017
LDR Holding Corporation	Zimmer Biomet Holdings, Inc.	June 7, 2016
Ellipse Technologies, Inc.	NuVasive, Inc.	January 5, 2016
TriVascular Technologies, Inc.	Endologix, Inc.	October 26, 2015
MAKO Surgical Corporation(2)(3)	Stryker Corporation	September 25, 2013
Conceptus, Inc.	Bayer HealthCare LLC	April 29, 2013
Kensey Nash Corporation	Royal DSM	May 3, 2012
Synovis Life Technologies, Inc.	Baxter International, Inc.	January 1, 2012
Salient Surgical Technologies, Inc.	Medtronic, Inc.	July 7, 2011
Advanced BioHealing, Inc.	Shire plc	May 18, 2011
AGA Medical Holdings, Inc.	St. Jude Medical, Inc.	October 18, 2010
SenoRx, Inc.	C.R. Bard, Inc.	May 4, 2010

(1)	EV calculations set forth below include 50% of projected earnout consideration.
(2)	EV/LTM gross profit multiple for this transaction was deemed not meaningful.
(3)	EV/FTM gross profit multiple for this transaction was deemed not meaningful.

For the selected M&A transactions analysis, Piper Jaffray compared, among other things, implied EV/LTM revenue and EV/LTM gross profit multiples for Entellus, based on the Merger Consideration, to the corresponding multiples for each selected transaction, as well as Entellus’ implied multiples of EV/projected FTM revenue and EV/projected FTM gross profit, based on the Merger Consideration, to the corresponding multiples for each selected transaction. LTM revenues and LTM gross profit for Entellus were based on historical financial data for the 12 months ended September 30, 2017. Projected FTM revenues and FTM gross profit for Entellus were for the 12 months beginning September 30, 2017 and were based on estimates of Entellus’ management. FTM revenues and FTM gross profit for the selected transactions were based on selected Wall Street research estimates.

The analysis indicated the following multiples:

	Entellus(1)	Selected M&A Transactions
		High	75th%	Mean	Median	25th%	Low
EV to LTM revenue	7.7x	15.2x	8.4x	6.9x	6.1x	4.5x	3.1x
EV to FTM revenue	6.1x	10.6x	6.2x	5.3x	5.2x	3.7x	2.6x
EV to LTM gross profit	10.5x	12.1x	11.3x	8.3x	7.8x	6.1x	4.3x
EV to FTM gross profit	8.2x	8.8x	8.1x	6.5x	6.3x	5.0x	3.5x

(1)	Based on the Merger Consideration.

Based on this analysis, Piper Jaffray noted that, with respect to Entellus each of the EV/LTM revenue, EV/FTM revenue and EV/LTM gross profit multiples fell between the 75th percentile and the mean range of implied EVs for the selected M&A transactions and the EV/FTM gross profit multiple fell between the “High” and the 75th percentile range of implied EVs for the selected M&A transactions. In addition, Piper Jaffray observed that the range of implied per share values for Entellus common stock based on the mean and median for each analysis, yielded the following, as compared to the Merger Consideration:

Implied Per Share Value of Entellus Common Stock
LTM revenue	$19.25-$21.47
FTM revenue	$20.58-$20.87
LTM gross profit	$17.81-$18.96
FTM gross profit	$18.35-$18.90
Merger Consideration	$24.00

ENT Medical Technology—Business Profile

Piper Jaffray also reviewed an M&A transaction involving a target company in the medical technology industry that Piper Jaffray believed was comparable to Entellus’ business profile based on Piper Jaffray’s professional judgment. Piper Jaffray selected the M&A transaction announced December 16, 2009 between Johnson & Johnson, as the acquiror, and Acclarent, Inc., as the target, because Piper Jaffray considered it to be the only comparable transaction with a medical technology target company specifically focused in the ENT space.

For the selected business profile M&A transactions analysis, Piper Jaffray compared, among other things, the implied EV/LTM revenue and EV/LTM gross profit multiples for Entellus, based on the Merger Consideration, to the corresponding multiples for the selected transaction, as well as Entellus’ implied multiples of EV/projected FTM revenue and EV/projected FTM gross profit, based on the Merger Consideration, to the corresponding multiples for the selected transaction. LTM revenues and LTM gross profit for Entellus were based on historical financial data for the 12 months ended September 30, 2017. Projected FTM revenues and FTM gross profit for Entellus were for the 12 months beginning September 30, 2017 and were based on estimates of Entellus’ management. FTM revenues and FTM gross profit for the selected transaction were based on selected Wall Street research estimates.

The analysis indicated the following multiples:

	Entellus(1)	Acclarent, Inc.
EV to LTM revenue	7.7x	8.5x
EV to FTM revenue	6.1x	5.5x
EV to LTM gross profit	10.5x	11.1x
EV to FTM gross profit	8.2x	7.2x

(1)	Based on the Merger Consideration.

Based on this analysis, Piper Jaffray noted that, with respect to Entellus, each of the EV/LTM revenue and EV/LTM gross profit multiples fell below the corresponding implied EVs for the selected medical technology M&A transaction, and each of the EV/FTM revenue and EV/FTM gross profit multiples fell above the corresponding implied EVs for the selected medical technology M&A transaction. In addition, Piper Jaffray observed that the implied per share values for Entellus common stock based on each analysis, yielded the following, as compared to the Merger Consideration:

Implied Per Share Value of Entellus Common Stock
LTM revenue	$26.56
FTM revenue	$21.83
LTM gross profit	$25.22
FTM gross profit	$20.95
Merger Consideration	$24.00

Premiums Paid Analysis

Piper Jaffray reviewed publicly available information for selected completed or pending M&A transactions to determine the premiums paid in such transactions over recent trading prices of the target companies prior to announcement of the transaction. Piper Jaffray selected transactions for which Piper Jaffray considered the target to be a North American public medical technology company, and applied the following criteria:

•	transactions announced since January 1, 2010;

•	EV of target greater than $50 million; and

•	excluded 100% stock consideration transactions.

Based on these criteria, Piper Jaffray reviewed the resulting 65 transactions, and the table below shows a comparison of premiums paid in the selected transactions over certain time periods to the premium that would be paid to the holders of Entellus common stock based on the Merger Consideration.

The analysis indicated the following premiums:

		Selected Transactions
	Entellus(1)	High	75th%	Mean	Median	25th%	Low
Premium 1 week prior (to announcement of Merger)	50%	173%	55%	41%	34%	24%	(3)%
Premium 4 weeks prior (to announcement of Merger)	49%	231%	60%	47%	36%	27%	(6)%

(1)	Based on the Merger Consideration.

The premiums paid analysis showed that the premiums over the market prices at the selected dates for Entellus common stock implied by the Merger Consideration fell between the mean and the 75th percentile range of premiums paid in the selected M&A transactions. In addition, Piper Jaffray observed that the range of implied per share values for Entellus common stock, based on the mean and median for each analysis yielded the following, as compared to the Merger Consideration.

Implied Per Share Value of Entellus Common Stock
Premium 1 week prior (to announcement of Merger)	$21.46-$22.48
Premium 4 weeks prior (to announcement of Merger)	$21.98-$23.82
Merger Consideration	$24.00

Discounted Cash Flows Analysis

Using a discounted cash flows analysis, Piper Jaffray calculated an estimated range of theoretical enterprise values for Entellus based on the net present value of (i) projected unlevered free cash flows (which amounts are identified as Free Cash Flow in the Final Base Case Forecasts, as set forth under “The Merger—Certain Financial Forecasts—Base Case Forecasts, Updated Base Case Forecasts and Final Base Case Forecasts” beginning on page 57 of this proxy statement), including the tax benefit of existing net operating losses, from September 30, 2017 to December 31, 2022, discounted back to September 30, 2017 and (ii) a projected terminal value at December 31, 2022 based upon revenue exit multiples ranging from 3.0x to 5.0x, based on Piper Jaffray’s professional judgment, discounted back to September 30, 2017. The estimates of free cash flows for each year and terminal year revenue were calculated from Entellus’ Final Base Case Forecasts for such periods provided to Piper Jaffray by Entellus. Piper Jaffray calculated the range of net present values for unlevered free cash flows for such periods and for the terminal value based on a range of discount rates ranging from 10.0% to 12.0%, based on its estimation of Entellus’ weighted average cost of capital using the capital asset pricing model.

This analysis resulted in implied per share values for Entellus common stock ranging from $17.59 to $30.50. Piper Jaffray observed that the Merger Consideration was within the range of implied per share values derived from this analysis.

Other Information—Company Analyst Price Targets

Piper Jaffray also noted for the Board the following additional information that was not relied upon in rendering its opinion, but was provided for informational purposes.

Piper Jaffray reviewed selected Wall Street research equity analyst per share target prices for shares of Entellus common stock as of December 5, 2017. The range of these target prices was $16.00 to $24.00, with an average target price of $19.00.

Miscellaneous

The summary set forth above does not purport to contain a complete description of the analyses performed by Piper Jaffray and reviewed with the Board. The preparation of a fairness opinion is not necessarily susceptible to partial analysis or summary description. Piper Jaffray believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses or of the summary, without considering the analyses as a whole or all of the factors included in its analyses, would create an incomplete view of the processes underlying the analyses set forth in the Piper Jaffray opinion. In arriving at its opinion, Piper Jaffray considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Instead, Piper Jaffray made its determination as to fairness on the basis of its experience and financial judgment after considering the results of all of its analyses. In addition, the ranges of valuations resulting from any particular analysis described above should not be taken to be Piper Jaffray’s view of the actual value of Entellus common stock.

None of the selected companies or transactions used in the analyses above is directly comparable to Entellus or the Merger. Accordingly, an analysis of the results of the comparisons is not purely mathematical; rather, it involves considerations and judgments concerning differences in historical and projected financial and operating characteristics of the selected companies and target companies in the selected transactions and other factors that could affect the public trading value or transaction value of the companies involved.

Piper Jaffray performed its analyses for purposes of providing its opinion to the Board. In performing its analyses, Piper Jaffray made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Certain of the analyses performed by Piper Jaffray are based upon financial projections of future results furnished to Piper Jaffray by Entellus’ management, which are not necessarily indicative of actual future results and may be significantly more or less favorable than actual future results. These financial projections are inherently subject to uncertainty because, among other things, they are based upon numerous factors or events beyond the control of the parties or their respective advisors. Piper Jaffray does not assume responsibility if future results are materially different from projected financial results.

Piper Jaffray’s opinion was one of many factors taken into consideration by the Board in making the determination to approve the Merger Agreement. While Piper Jaffray provided advice to the Board during Entellus’ negotiations with Stryker, Piper Jaffray did not recommend any specific amount or type of Merger Consideration.

Piper Jaffray relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to Piper Jaffray or discussed with or reviewed by Piper Jaffray. Piper Jaffray further relied upon the assurances of the management of Entellus that the financial information provided to Piper Jaffray by the management of Entellus was prepared on a reasonable basis in accordance with industry practice, and that the management of Entellus was not aware of any information or facts that would make any information provided to Piper Jaffray incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of its opinion, Piper Jaffray assumed that with respect to financial forecasts, estimates and other forward-looking information reviewed by Piper Jaffray, that such information was reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of Entellus as to the expected future results of operations and financial condition of Entellus. Piper Jaffray expressed no opinion as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based. Piper Jaffray relied, with consent of the Board, on advice of the outside counsel and the independent accountants to Entellus, and on the assumptions of the management of Entellus, as to all accounting, legal, tax and financial reporting matters with respect to Entellus and the Merger Agreement.

In arriving at its opinion, Piper Jaffray assumed that the executed Merger Agreement was in all material respects identical to the last draft reviewed by Piper Jaffray. Piper Jaffray relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Merger will be consummated pursuant to the terms of the Merger Agreement without amendments thereto and (iv) all conditions to the consummation of the Merger will be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, Piper Jaffray assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that would not adversely affect Entellus or the contemplated benefits of the Merger.

In arriving at its opinion, Piper Jaffray did not perform any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of Entellus, and Piper Jaffray was not furnished or provided with any such appraisals or valuations, nor did Piper Jaffray evaluate the solvency of Entellus under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by Piper Jaffray in connection with its opinion were going concern analyses. Piper Jaffray expressed no opinion regarding the liquidation value of

Entellus or any other entity. Without limiting the generality of the foregoing, Piper Jaffray undertook no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Entellus or any of its affiliates is a party or may be subject, and at Entellus’ direction and with its consent, Piper Jaffray’s opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. Piper Jaffray also assumed that neither Entellus nor Stryker is party to any material pending transaction, including without limitation, any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Merger.

Piper Jaffray’s opinion was necessarily based upon the information available to it and facts and circumstances as they existed and were subject to evaluation on the date of its opinion. Events occurring after the date of its opinion could materially affect the assumptions used in preparing its opinion. Piper Jaffray did not express any opinion as to the price at which shares of Entellus common stock may trade following announcement of the Merger or at any future time. Piper Jaffray did not undertake to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of its opinion and does not have any obligation to update, revise or reaffirm its opinion.

Piper Jaffray’s opinion addressed solely the fairness, from a financial point of view, to holders of Entellus common stock of the proposed Merger Consideration set forth in the Merger Agreement and did not address any other terms or agreement relating to the Merger or any other terms of the Merger Agreement. Piper Jaffray was not requested to opine as to, and its opinion does not address, the basic business decision to proceed with or effect the Merger, the merits of the Merger relative to any alternative transaction or business strategy that may be available to Entellus, Stryker’s ability to fund the Merger Consideration, or any other terms contemplated by the Merger Agreement or the fairness of the Merger to any other class of securities, creditor or other constituency of Entellus. Furthermore, Piper Jaffray expressed no opinion with respect to the amount or nature of compensation to any officer, director or employee of any party to the Merger, or any class of such persons, relative to the compensation to be received by holders of Entellus common stock in the Merger or with respect to the fairness of any such compensation.

Information about Piper Jaffray

As a part of its investment banking business, Piper Jaffray is regularly engaged in the valuation of businesses in the medical technology and other industries and their securities in connection with mergers and acquisitions, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. The Board selected Piper Jaffray to be its financial advisor and render its fairness opinion in connection with the Merger on the basis of such experience and its familiarity with Entellus.

Piper Jaffray acted as a financial advisor to Entellus in connection with the Merger and will receive a fee, currently estimated to be approximately $7.9 million from Entellus, which is contingent upon the consummation of the Merger, except for $850,000 of such fee which has been earned by Piper Jaffray for rendering its fairness opinion and is creditable against the total fee. The opinion fee was not contingent upon the consummation of the Merger or the conclusions reached in Piper Jaffray’s opinion. Entellus has also agreed to indemnify Piper Jaffray against certain liabilities and reimburse Piper Jaffray for certain expenses in connection with its services. Piper Jaffray has in the past provided financial advisory and financing services to Entellus and may continue to do so and has received, and may receive, fees for rendering such services. In particular, in the past 3 years, Piper Jaffray has acted as Entellus’ joint bookrunner in connection with the initial public offering of Entellus common stock in 2015 and the follow-on offering of Entellus common stock in 2017, for which it received aggregate consideration of approximately $3 million. In addition, in the ordinary course of its business, Piper Jaffray and its affiliates may actively trade securities of Entellus and Stryker for its own account or the account of its customers and, accordingly, may at any time hold a long or short position in such securities. Piper Jaffray may also, in the future, provide investment banking and financial advisory services to Entellus, Stryker or entities that are affiliated with Entellus or Stryker, for which Piper Jaffray would expect to receive compensation. Piper Jaffray has not received fees or other compensation from Stryker for any services rendered to Stryker in the 2 years prior to the issuance of its fairness opinion.

Consistent with applicable legal and regulatory requirements, Piper Jaffray has adopted policies and procedures to establish and maintain the independence of Piper Jaffray’s research department and personnel. As a result, Piper Jaffray’s research analysts may hold opinions, make statements or recommendations and/or publish research reports with respect to Entellus and the Merger and other participants in the Merger that differ from the opinions of Piper Jaffray’s investment banking personnel.

Certain Financial Forecasts

Entellus has historically prepared and provided public guidance as to its projected financial and operational results for the upcoming fiscal year or fiscal quarter in its press releases announcing its financial results for the immediately preceding quarter or year, as applicable. Entellus management has also maintained longer range financial projections for internal budgeting and planning purposes, which management reviews with the Board from time to time. However, other than the annual and quarterly financial guidance discussed above, Entellus does not in the ordinary course make public disclosures regarding prospective financial projections for extended periods due to the unpredictability of the underlying assumptions and estimates.

Base Case Forecasts, Updated Base Case Forecasts and Final Base Case Forecasts

After the acquisition of Spirox, Inc. in July 2017 and after further re-engaging with Stryker in discussions regarding a potential acquisition of Entellus in early September 2017, Entellus’ management prepared updated unaudited prospective financial information regarding Entellus for fiscal years ended 2017 through 2022 (referred to as the “Base Case Forecasts”), which are summarized below. The Base Case Forecasts were presented by Entellus management to the Board for review and discussion on October 25, 2017.

	Projected
($ in millions)	2017(2*)	2018	2019	2020	2021	2022
Revenue	$98	$121	$151	$182	$211	$243
Cost of Goods Sold	26	31	38	46	54	61

Gross Profit	$72	$90	$112	$136	$158	$181

Sales & Marketing	78	72	79	85	90	96
General & Administrative	32	34	31	35	36	38
Research & Development	13	9	12	15	17	18

Operating Income / (Loss)	($50)	($25)	($10)	$0	$15	$29

Adj. EBITDA Calculation
Operating Income / (Loss)	(16)	(25)	(10)	0	15	29
Depreciation & Amortization	1	8	8	8	8	8
Stock-based Compensation	3	10	10	11	12	12
One-time Expenses	0	1	0	0	0	0
Adj. EBITDA(1*)	($12)	($6)	$9	$19	$34	$49

Free Cash Flow Calculation
	Q4 2017(2*)	2018	2019	2020	2021	2022

EBIT(1*)	($5)	($25)	($10)	$0	$15	$29
Income Tax Expense	0	0	0	0	0	0

Post-tax Operating Income / (Loss)	($5)	($25)	($10)	$0	$15	$29

Depreciation & Amortization	3	8	8	8	8	8
Stock-based Compensation	3	10	10	11	12	12
(Increase) / Decrease in Working Capital	(1)	(2)	(3)	(3)	(3)	(3)
Capital Expenditures	(1)	(3)	(4)	(5)	(5)	(6)
Free Cash Flow(1*)	($1)	($12)	$2	$12	$26	$40

At the request of the Board, Entellus management further updated the Base Case Forecasts (referred to as the “Updated Base Case Forecasts”) and presented the Updated Base Case Forecasts to the Board in early November 2017 to assume increased projected revenue numbers for fiscal years 2021 and 2022, as shown in the table immediately below, as a result of revised assumptions around products in development. The Base Case Forecasts and Updated Base Case Forecasts were prepared in connection with the Board’s evaluation of the Merger and do not, and were not intended to, correspond to Entellus’ public guidance as to its financial performance and do not, and were not intended to, update or revise Entellus’ public guidance as to its financial performance.

The table below sets forth the increase in projected revenues between the Base Case Forecasts and the Updated Base Case Forecasts. The Updated Base Case Forecasts were presented to Company B on November 2, 2017.

	Base Case Forecasts	Updated Base Case Forecasts
2021 Revenue	$211 million	$220 million
2022 Revenue	$243 million	$266 million

The below tables sets forth the Updated Base Case Forecasts.

($ in millions)	2017(2*)	2018	2019	2020	2021	2022
Revenue	$98	$121	$151	$182	$220	$266
Cost of Goods Sold	26	31	38	46	55	64

Gross Profit	$72	$90	$112	$136	$166	$203

Sales & Marketing	78	72	79	85	90	96
General & Administrative	36	34	31	35	39	41
Research & Development	13	9	12	15	17	18

Operating Expenses	$127	$115	$122	$135	$146	$155

Post-tax Operating Income / (Loss)	($55)	($28)	($13)	($3)	$19	$47

Adj. EBITDA Calculation
Depreciation & Amortization	9	8	8	8	8	8
Stock-based Compensation	9	10	10	11	12	12
One-time Expenses	4	1	0	0	0	0
Adj. EBITDA(1*)	($33)	($6)	$9	$19	$42	$70

Free Cash Flow Calculation
	2017(2*)	2018	2019	2020	2021	2022

EBIT(1*)	($9)	($28)	($13)	(3)	$19	$47
Income Tax Expense	0	0	0	0	0	0

Post-tax Operating Income	($9)	($28)	($13)	($3)	$19	$47

Depreciation & Amortization(1)	1	11	11	11	11	11
Stock-based Compensation / One-time Expenses	1	11	10	11	12	12
(Increase) / Decrease in Working Capital	(1)	(2)	(3)	(3)	(4)	(5)
Capital Expenditures(2)	(1)	(2)	(3)	(3)	(3)	(3)
Free Cash Flow(1*)	($8)	($10)	$3	$14	$36	$63

(1)	Changes in Depreciation and Amortization from the Base Case Forecasts were a result of finalizing analysis relating to purchase accounting associated with the acquisition of Spirox, Inc., including valuation of intangible assets and expected useful lives.

(2)	Changes in Capital Expenditures to reflect further refinement of future capital requirements.

Following the announcement by Anthem on November 9, 2017 that Anthem would begin covering some of Entellus’ XprESS line of devices, particularly chronic and recurring acute sinusitis by balloon sinus dilation (referred to as the “Anthem Announcement”), management revised the Updated Base Case Forecasts at the request of the Board in order to reflect the potential for increased revenue expected from such products due to the announcement.

The revised Updated Base Case Forecasts (after adjusting for the Anthem Announcement, referred to as the “Final Base Case Forecasts”) were provided to Stryker on November 20, 2017, and were reviewed by Entellus management with the Board on November 10, 2017 and December 6, 2017. The table below shows the Final Base Case Forecasts.

	Projected
($ in millions)	2017(2*)	2018	2019	2020	2021	2022
Revenue	$98	$124	$156	$189	$228	$275

Cost of Goods Sold(1)	26	33	40	48	57	66

Gross Profit	$72	$91	$116	$141	$172	$209

Sales & Marketing	78	72	79	85	90	96
General & Administrative(1)	40	37	34	38	40	41
Research & Development	13	9	12	15	17	18

Operating Expenses	$131	$118	$125	$139	$146	$155

Operating Income / (Loss)	($58)	($27)	($10)	$2	$25	$54

(1)	Increases under Cost of Goods Sold and General & Administrative from the Updated Base Case Forecasts were a result of a projected increase in revenues due to the Anthem Announcement.

Adj. EBITDA Calculation
Operating Income / (Loss)	(58)	(27)	(10)	2	25	54
Depreciation & Amortization	11	11	11	11	11	11
Stock-based Compensation	9	9	9	10	10	11
One-time Expenses	6	1	0	0	0	0
Adj. EBITDA(1*)	($33)	($5)	$11	$23	$47	$76

Free Cash Flow Calculation
	Q4 2017(2*)	2018	2019	2020	2021	2022

EBIT(1*)	($13)	($27)	($10)	$2	$25	$54
Income Tax Expense	0	0	0	0	0	0

Post-tax Operating Income	($13)	($27)	($10)	$2	$25	$54

Depreciation & Amortization	3	11	11	11	11	11
Stock-based Compensation / One-time Expenses	3	10	9	10	10	11
(Increase) / Decrease in Working Capital	(1)	(3)	(3)	(3)	(4)	(5)
Capital Expenditures	(1)	(2)	(3)	(3)	(3)	(3)
Free Cash Flow(1*)	($8)	($10)	$5	$17	$40	$69

Resourced Case Forecasts

In addition, Entellus management also developed a parallel set of unaudited prospective financial information (referred to as the “Resourced Case Forecasts”) in early September 2017, using significantly more positive assumptions than any of the Base Case Forecasts, the Updated Base Case Forecasts or the Final Base Case Forecasts about the performance of Entellus’ products, including no delays or negative occurrences relating to Entellus’ pipeline, improved sales force effectiveness, significantly greater adoption of balloon-based business across the global market and a more positive reimbursement environment in developing countries. The

Resourced Case Forecasts were shared with Stryker on September 7, 2017 and also with Company B on November 2, 2017 as part of the diligence process between Entellus and each party.

The table below sets forth the Resourced Case Forecasts.

	Projected
($ in millions)	2017(2*)	2018	2019	2020	2021	2022
Total Revenue	$93	$129	$170	$218	$269	$322
Cost of Goods Sold	24	33	43	55	66	77

Gross Profit	$69	$96	$127	$163	$203	$245

Sales & Marketing	$68	$72	$86	$92	$97	$104
General & Administrative	34	36	35	39	40	42
Research & Development	10	10	13	17	18	20

Total Operating Expenses	$112	$118	$133	$148	$156	$166

Operating Income	($43)	($22)	($6)	$15	$48	$79

Total Adjusted EBITDA Calculation

Depreciation & Amortization(1)	$1	$11	$11	$11	$11	$11
Stock-Based Compensation	3	9	9	10	10	11
Transaction Costs	0	0	0	0	0	0
Integration Costs	0	1	0	0	0	0
Total Adjusted EBITDA(1*)	($12)	($1)	$14	$36	$69	$101

(1)	Changes in Depreciation and Amortization from the Base Case Forecasts were a result of finalizing analysis relating to purchase accounting associated with the acquisition of Spirox, Inc., including valuation of intangible assets and expected useful lives.

The primary source of the more positive outlook for Entellus’ future financial performance in the Resourced Case Forecasts as compared to the Base Case Forecasts, the Updated Base Case Forecasts and the Final Base Case Forecasts is set forth in the table immediately below, which shows the significantly higher annual growth of the XprESS product line balloon-based business in the United States, the United Kingdom and outside of those jurisdictions assumed by Entellus management in the Resourced Case Forecasts.

2017—2022 Outputs for Compounded Annual Growth Rate of the XprESS product line	Each of the “Base Case” Forecasts	Resourced Case Forecasts
United States	10.8%	14.8%
United Kingdom	25.8%	47.8%
Outside both the United Kingdom and the United States	22.6%	45.8%

The Resourced Case Forecasts were provided to the Board on December 6, 2017. The Board reviewed the Resourced Case Forecasts with Entellus management. After review, the Board concluded that expanded adoption of the XprESS products in the Resourced Case Forecasts was based on assumptions that were unlikely to be realized, including the following assumptions: (i) no delays or negative occurrences in Entellus’ product development or pipeline, (ii) significant improvements in the global reimbursement environment, (iii) significantly improved sales-force effectiveness and (iv) significantly greater adoption of balloon-based business across the global market. Because of these reasons, the Board determined that the Resourced Case Forecasts were not as reliable as the Final Base Case Forecasts. As a result, the Resourced Case Forecasts were not used by the Board in connection with its evaluation of the Merger, and the Board and Entellus management instructed Piper Jaffray not to use the Resourced Case Forecasts in connection with, or as the basis for, its evaluation of the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Entellus common stock.

(1*)	The Entellus management calculated non-GAAP adjusted EBITDA (referred to as “Adj. EBITDA” or “Total Adjusted EBITDA”) by adding back to operating loss charges for depreciation and amortization expenses, non-cash stock-based compensation, acquisition-related expenses consisting of transaction and integration-related expenses. Entellus management calculated non-GAAP free cash flow (referred to as “Free Cash Flow”) by adding back to operating loss based on EBIT (as defined below) charges for depreciation and amortization expenses and non-cash stock-based compensation and accounting for expected working capital requirements and capital expenditures. Entellus management calculated non-GAAP EBIT (referred to as “EBIT”) by taking gross profit less operating expenses. Non-GAAP financial measures, such as the foregoing, are not prepared in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP measures used by other companies.

(2*)	Includes pro forma amounts related to Entellus products relating to the Spirox, Inc. acquisition.

Forecasts Generally

In developing the Base Case Forecasts, the Updated Base Case Forecasts, the Final Base Case Forecasts and the Resourced Case Forecasts, Entellus management made assumptions with respect to factors such as the global macroeconomic environment, foreign exchange rates, as well as company specific factors such as the general reimbursement environment, market launch dates and the success of new product introductions. Such forecasts were prepared on a different basis, for a different purpose and at a different time than Entellus’ public guidance as to its projected financial and operational results for the upcoming fiscal year or fiscal quarter and on a different basis, for a different purpose and at a different time than any other internal financial forecasts that Entellus management has historically prepared for its own use or for the use of the Board in evaluating Entellus’ business and for internal budgeting and planning purposes.

The unaudited prospective financial information described in this section should be read together with the historical financial statements of Entellus, which have been filed with the SEC, and the other information regarding Entellus contained elsewhere in this proxy statement. None of the unaudited prospective financial information described in this section was prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The unaudited prospective financial information described in this section does not purport to present financial information in accordance with U.S. generally accepted accounting principles (referred to as “GAAP”), and Entellus’ registered public accounting firm has not examined, compiled or otherwise applied or performed any procedures with respect to the unaudited prospective financial information described in this section, nor has it expressed any opinion or given any form of assurance with respect to such information or their reasonableness, achievability or accuracy, and accordingly such registered public accounting firm assumes no responsibility for them. As indicated above, certain of the measures included in the forecasts in this section, may be considered non-GAAP financial measures. Such non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and such non-GAAP financial measures as used by Entellus may not be comparable to similarly titled amounts used by other companies.

None of Entellus or its affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder or to any other person regarding the ultimate performance of Entellus compared to the information contained in the unaudited prospective financial information described in this section or that forecasted results will be achieved, and except as may be required by applicable law, none of them intend to update or otherwise revise or reconcile the unaudited prospective financial information described in this section to reflect circumstances existing after the date such unaudited prospective financial information were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying such unaudited prospective financial information are shown to be in error.

Interests of the Directors and Executive Officers of Entellus in the Merger

In considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that Entellus’ directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of the Entellus stockholders generally. The members of the Board were aware of the different or additional interests and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending to the stockholders of Entellus that the Merger Proposal be approved. See “The Merger—Background of the Merger” and “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on pages 32 and 41, respectively, of this proxy statement. You should take these interests into account in deciding whether to vote “FOR” the Merger Proposal.

These interests are described in more detail below. The dates used below to quantify these interests have been selected for illustrative purposes only and do not necessarily reflect the dates on which certain events will occur. Note that, in accordance with SEC rules we are required to include this information on behalf of any individual who was an executive officer of Entellus at any time since January 1, 2017, and therefore includes information with respect to Martha Christian, Stephen Paidosh, Karen Peterson and Tim Petrick, each of whom previously was an executive officer but currently is not, and James Surek, Kevin Mensink and Jonelle Burnham, each of whom is no longer with Entellus.

Treatment of Entellus Equity Awards in the Merger

Certain of our directors and executive officers hold outstanding Entellus stock options and Entellus restricted stock unit awards. Under the Merger Agreement, each in-the-money Entellus stock option that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration with respect to each share of our common stock subject to the option, net of the applicable per share exercise price and any applicable withholding taxes or other amounts required by applicable law to be withheld.

The Merger Agreement also provides that each Entellus restricted stock unit award that is outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive the Merger Consideration in respect of each share of our common stock underlying the award, net of any applicable withholding taxes or other amounts required to be withheld by applicable law.

The following table sets forth for each required individual the aggregate number of shares of common stock owned or subject to vested and unvested Entellus in-the-money stock options and unvested Entellus restricted stock unit awards as of January 2, 2018. As noted in the footnotes below, certain of our directors and executive officers are affiliated with certain of our stockholders.

Name	Vested Stock Options (#)	Value of Vested Stock Options	Unvested Stock Options (#)	Value of Unvested Stock Options	Unvested RSUs (#)	Value of Unvested RSUs	Shares of Common Stock (#)	Value of Common Stock
Non-Employee Directors

John Bakewell	10,000	$57,400	5,000	$53,100	2,500	$60,000	0	$0
Josh Baltzell	23,750	$231,200	5,000	$53,100	2,500	$60,000	2,850	$68,400
Brian Farley (1)	254,112	$4,239,013	48,267	$599,995	2,500	$60,000	289,243	$6,941,832
Shawn McCormick	25,000	$247,000	5,000	$53,100	2,500	$60,000	2,941	$70,584
David Milne (2)	25,000	$247,000	5,000	$53,100	2,500	$60,000	0	$0
Guido Neels (3)	25,000	$247,000	5,000	$53,100	2,500	$60,000	15,000	$360,000
James Momtazee (4)	625	$3,956	6,875	$43,519	3,750	$90,000	0	$0
Duke Rohlen (5)	625	$3,956	6,875	$43,519	3,750	$90,000	37,284	$894,816

Current or Former Executive Officers

Robert White (6)	625,042	$7,403,111	319,558	$3,195,183	38,000	$912,000	18,670	$448,080
Brent Moen (7)	40,937	$264,940	71,980	$435,910	7,500	$180,000	6,100	$146,400
Donald Gonzales (8)	0	$0	40,000	$302,400	20,000	$480,000	0	$0
Mike Rosenthal (9)	833	$5,631	59,167	$431,969	30,000	$720,000	0	$0
Jonelle Burnham	0	$0	0	$0	0	$0	(11)	—
Martha Christian	0	$0	30,000	$316,500	0	$0	0	$0
Kevin Mensink	52,173	$1,082,513	0	$0	0	$0	(11)	—
Stephen Paidosh	114,384	$2,290,731	24,441	$173,557	7,500	$180,000	0	$0
Karen Peterson	64,588	$992,083	33,578	$237,781	10,000	$240,000	22,734	$545,616
Tim Petrick	60,551	$937,148	28,847	$217,963	7,500	$180,000	85,183	$2,044,392
Thomas Williamson (10)	19,875	$152,635	56,695	$398,029	38,829	$931,896	8,606	$206,544
James Surek	0	$0	0	$0	0	$0	(11)	—

(1)	Brian Farley executed a Voting Agreement in connection with the Merger Agreement, in his capacity as a holder of capital stock or other equity interests of Entellus. Information regarding Mr. Farley’s ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(2)	David Milne is affiliated with the Fund III Entities and Fund IV Entities relating to SV Life Sciences (as such terms are defined below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement). Each of the Fund III Entities and Fund IV Entities executed a Voting Agreement in connection with the Merger Agreement. Information regarding Mr. Milne’s and the foregoing fund entities’ ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(3)	Guido Neels is affiliated with the Essex Stockholders (as defined below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement). Each of the Essex Stockholders executed a Voting Agreement in connection with the Merger Agreement. Information regarding Mr. Neels’ and the Essex Stockholders’ ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(4)	James Momtazee is affiliated with KKR Health Care I, LLC. KKR Health Care I, LLC executed a Voting Agreement in connection with the Merger Agreement. Information regarding Mr. Momtazee’s and the foregoing fund entities’ ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(5)	Duke Rohlen is affiliated with (i) D3D3, LLC, (ii) The Duke Rohlen and Kendall Simpson Rohlen, Trustees or Successor Trustee, Rohlen Rev Trust and (iii) The Rohlen 2013 Irrevocable Trust Agreement (the stockholders in clauses (i)-(iii) collectively, the “Rohlen Stockholders”). Mr. Rohlen (in his capacity as a holder of capital stock or other equity interests of Entellus) and each of the Rohlen Stockholders executed a Voting Agreement in connection with the Merger Agreement. As of December 7, 2017, the date of execution of the Voting Agreement, the Rohlen Stockholders owned a collective 31,817 shares of common stock of Entellus. Information regarding Mr. Rohlen’s and the Rohlen Stockholders’ ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(6)	Robert White executed a Voting Agreement in connection with the Merger Agreement, in his capacity as a holder of capital stock or other equity interests of Entellus. Information regarding Mr. White’s ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(7)	Brent Moen executed a Voting Agreement in connection with the Merger Agreement, in his capacity as a holder of capital stock or other equity interests of Entellus. Information regarding Mr. Moen’s ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(8)	Donald Gonzales executed a Voting Agreement in connection with the Merger Agreement, in his capacity as a holder of capital stock or other equity interests of Entellus. Information regarding Mr. Gonzales’ ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(9)	Mike Rosenthal executed a Voting Agreement in connection with the Merger Agreement, in his capacity as a holder of capital stock or other equity interests of Entellus. Information regarding Mr. Rosenthal’s ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(10)	Thomas Williamson executed a Voting Agreement in connection with the Merger Agreement, in his capacity as a holder of capital stock or other equity interests of Entellus. Information regarding Mr. Williamson’s ownership in Entellus can be found below in the section titled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 101 of this proxy statement.

(11)	Jonelle Burnham, Kevin Mensink, and James Surek are no longer employed by Entellus; therefore, their current ownership of common stock is not readily determinable.

Executive Severance Arrangements

Several of Entellus’ current and former executive officers are party to arrangements that provide certain benefits in the event of certain termination events, including upon a qualifying termination in connection with a change in control of Entellus. Messrs. Mensink and Surek previously terminated employment with Entellus not in connection with the Merger; therefore their severance arrangements are not described below. Ms. Burnham also previously voluntarily terminated employment with Entellus and was not eligible to receive severance under any severance arrangement.

Severance Agreements

Mr. White has entered into a change in control severance agreement, and each of Messrs. Moen, Paidosh, and Petrick and Ms. Peterson has entered into a severance agreement, that provide the executive with the following payments and benefits if the executive’s employment is terminated by Entellus without cause or by the executive for good reason (as such terms are defined in the applicable agreement), in either case, either prior to under certain circumstances or within 12 months following a change in control (which is defined to include the Merger), subject to the timely execution and non-revocation of a general release of claims:

•	a lump-sum payment in an amount equal to 12 months’ (24 months’ for Mr. White) of the executive’s annual base salary then in effect;

•	a lump-sum payment in an amount equal to one times (two times for Mr. White) the executive’s annual target bonus; and

•	Entellus-subsidized healthcare continuation coverage for the executive and his or her dependents for up to 12 months (18 months for Mr. White).

Entellus Medical, Inc. Officer Severance Plan

Several of our other executive officers are participants in the Entellus Medical, Inc. Officer Severance Plan (referred to as the “Officer Severance Plan”). Ms. Christian and Messrs. Gonzales, Rosenthal and Williamson are eligible to participate in the Officer Severance Plan; executives who have rights to severance under any individual agreement or other plan or policy described above are not eligible to receive benefits under this plan. Additionally, this section does not describe any payments and benefits due under this plan to Ms. Burnham, who resigned from Entellus not in connection with the Merger.

Under the Officer Severance Plan, if the employment of an executive officer is terminated by the executive for good reason or by Entellus without cause (as such terms are defined in the Officer Severance Plan), in either case after the signing of the Merger Agreement or within 12 months following a change in control (which is defined to include the consummation of the Merger), then the executive will be eligible to receive 12 months of base pay, plus 100% of the executive officer’s target bonus for the year of termination. In addition, if the executive is eligible for and timely elects COBRA continuation coverage under Entellus’ group medical or dental plans, he or she will receive Entellus-subsidized COBRA coverage for up to 12 months. All severance pay and benefits would be conditioned upon receipt of a release of claims from the officer.

Offer Letters

Mr. Rosenthal is party to an employment offer letter with Entellus that provides him the opportunity to receive a $72,500 cash retention bonus on the 1-year anniversary of the closing of our recent acquisition of Spirox, Inc. The offer letter provides that, in the event of his termination of employment by Entellus without cause or by Mr. Rosenthal for good reason, in either case prior to the payment of the retention bonus, his retention bonus will be paid in full within 30 days following such termination, subject to his timely execution and non-revocation of a release of claims.

Cash Bonuses in Lieu of Annual Equity Awards

Entellus typically grants equity awards to our executive officers effective as of January 4 each year. However, the Merger Agreement restricts our ability to grant equity awards during the period between December 7, 2017, which is the date of the Merger Agreement, and the Effective Time. To compensate our officers for these missed annual equity grants, Entellus awarded discretionary cash bonuses to certain officers in lieu of their 2018 annual equity awards. The bonus amounts are set forth in the table below and were based on the portion of the value that the officers otherwise would have received as 2018 equity awards. These bonuses will be paid on the earlier of the Effective Time of the Merger or March 31, 2018.

Name	Cash Bonus
Robert White	$204,915
Brent Moen	$39,458
Donald Gonzales	$32,105
Stephen Paidosh	$27,643
Karen Peterson	$25,110
Tim Petrick	$32,733

Employee Benefits

The Merger Agreement requires Stryker to continue to provide certain compensation and benefits for a period of 1 year following the Effective Time for certain continuing Entellus employees, and to take certain actions in respect of employee benefits provided to Entellus’ employees, including its executive officers. For a detailed description of these requirements, please see “The Merger Agreement—Other Covenants and Agreements—Employee Matters” beginning on page 88 of this proxy statement.

Insurance and Indemnification of Directors and Executive Officers

Under the Merger Agreement, Stryker and Merger Sub have agreed, among other things, that all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the Effective Time existing as of December 7, 2017 in favor of the current or former directors or officers of Entellus as provided in our Certificate of Incorporation, Amended and Restated Bylaws or any indemnification contract between such directors or officers and Entellus (in each case, as in effect on, and, in the case of any indemnification contracts, to the extent made available to Stryker prior to, December 7, 2017) will survive the Merger and continue in full force and effect. In addition, prior to the Effective Time, Entellus is required to or, if Entellus is unable to, Stryker will cause the surviving corporation as of or after the Effective Time to, purchase a certain 6-year prepaid “tail” policy for such directors and officers. For a detailed description of these requirements, please see “The Merger Agreement—Other Covenants and Agreements—Indemnification of Directors and Officers; Insurance” beginning on page 90 of this proxy statement.

Treatment of Oxford Warrants

As of the Effective Time, each Oxford Warrant that was outstanding immediately prior to the Effective Time shall, in accordance with the terms of the applicable Oxford Warrant, no longer be exercisable and shall have either (i) been exercised by the holder thereof in accordance with the terms of each Oxford Warrant immediately prior to the Effective Time or (ii) if not so exercised, expired immediately prior to the Effective Time.

Voting Agreements

Concurrently with entering into the Merger Agreement, certain stockholders of Entellus, including certain directors and executive officers of Entellus, in their respective capacities as holders of shares or other equity interests of Entellus, and certain of their affiliates owning shares of Entellus common stock, collectively representing ownership of approximately     % of the outstanding shares of Entellus common stock as of the Record Date, each entered into a Voting Agreement with Stryker pursuant to which, among other things and subject to the terms and conditions therein, they agreed to vote their shares of Entellus common stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, and against any alternative competing proposal. In addition, each stockholder party to a Voting Agreement waived appraisal rights and provided an irrevocable proxy to Stryker to vote in favor of the Merger, including by voting for the adoption of the Merger Agreement. The Voting Agreements do not limit or restrict the stockholders party thereto solely in their capacity as a director or officer of Entellus from acting in such capacity. Each Voting Agreement terminates upon the earliest to occur of (i) mutual consent by the relevant stockholder and Stryker; (ii) the termination of the Merger Agreement in accordance with its terms; (iii) the Effective Time; (iv) the Board changes its recommendation that Entellus’ stockholders adopt the Merger Agreement in accordance with the terms of the Merger Agreement; and (v) in the event the Merger Agreement is amended without the prior written consent of a stockholder party to a Voting Agreement and such amendment, among other things, decreases the amount or changes the form of Merger Consideration or otherwise is materially adverse to such stockholder relative to the other stockholders of Entellus.

Financing of the Merger

The Merger Agreement is not conditioned upon receipt of financing by Stryker. We anticipate that the total amount of funds necessary to consummate the Merger and the related transactions not including fees and expenses will be approximately $661 million, including the estimated funds needed to (i) pay our stockholders the amounts due to them under the Merger Agreement; (ii) make payments in respect of our outstanding stock options, warrants and restricted stock unit awards pursuant to the Merger Agreement; and (iii) pay the outstanding net indebtedness of Entellus. We understand that Stryker expects to use cash on hand and other funds available to it to fund the acquisition of Entellus.

Closing and Effective Time of the Merger

Unless another date is agreed by the parties, the closing of the Merger will take place no later than the 2nd business day following the satisfaction or, to the extent permitted by law, waiver of all conditions to closing (described under “The Merger Agreement—Conditions to the Merger” beginning on page 91 of this proxy statement) (other than those conditions to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions).

Concurrently with the closing, Entellus will cause to be filed an appropriate, executed certificate of merger with respect to the Merger with the Delaware Secretary of State as provided under the DGCL. The Merger will become effective upon the filing of such certificate of merger, or at such later date and time as is agreed by Stryker and Entellus and specified in such certificate of merger.

Appraisal Rights

If the Merger is consummated, Entellus’ stockholders will be entitled to appraisal rights in connection with the Merger under Section 262 provided they comply with the conditions established by Section 262.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Appendix B. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

Under Section 262, record holders of Entellus common stock who make the demand described below with respect to such shares, do not vote in favor of the Merger Proposal, continuously hold such shares through the Effective Time, and otherwise comply with the statutory requirements of Section 262 will be entitled to an appraisal of their shares of our common stock and to receive payment in cash for the fair value of their shares as of the Effective Time, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The “fair value” of the shares of our common stock as determined by the Delaware Court of Chancery may be more than, less than, or equal to the Merger Consideration per share that holders thereof are otherwise entitled to receive under the terms of the Merger Agreement. Stockholders should be aware that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address “fair value” under Section 262 of the DGCL. All references in this summary of appraisal rights to a “stockholder” or “holders of shares” are to the record holder or holders of such shares of our common stock.

Under Section 262, when a merger agreement is to be submitted by a corporation’s board of directors for adoption at a meeting of such corporation’s stockholders, not less than 20 days before such meeting, the corporation submitting the matter to a vote of stockholders must notify the stockholders who were stockholders on the record date for notice of such meeting with respect to shares for which appraisal rights will be available pursuant to Section 262 that such appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes Entellus’ notice to its stockholders that appraisal rights are available in connection with the Merger and the full text of Section 262 is attached to this proxy statement as Appendix B, in compliance with the requirements of Section 262. Stockholders who wish to exercise such appraisal rights should carefully review the text of Section 262 contained in Appendix B. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of such stockholder’s appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising appraisal rights, Entellus believes that a stockholder considering the exercise of such rights should seek the advice of legal counsel.

Stockholders who wish to exercise their appraisal rights of their shares of our common stock must deliver to Entellus a written demand for appraisal of the holder’s shares before the vote is taken to approve the Merger Proposal. The demand must reasonably inform Entellus of the identity of the holder of record of shares who intends to demand appraisal of his, her or its shares. A stockholder seeking appraisal of his or her shares may not vote or submit a proxy in favor of the Merger Proposal. If a stockholder fails to deliver such written demand or votes or submits a proxy in favor of the Merger Proposal, such stockholder may remain entitled to receive the per share Merger Consideration for his, her or its shares of our common stock but will not have appraisal rights with respect to such shares. In addition, a holder of shares wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold such shares of record through the Effective Time.

A proxy that is submitted and does not contain voting instructions will, unless properly revoked, be voted “FOR” the Merger Proposal, and it will result in the loss of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote “AGAINST” the Merger Proposal or “ABSTAIN” from voting on the Merger Proposal. Voting against or failing to vote on the Merger Proposal by itself does not constitute a demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal.

All demands for appraisal should be addressed to:

Entellus Medical, Inc.

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

Attention: Corporate Secretary

and must be delivered to Entellus before the vote is taken to approve the Merger Proposal at the special meeting, and must be executed by, or on behalf of, the stockholder. The demand will be sufficient if it reasonably informs Entellus of the identity of the stockholder and the intention of the stockholder to demand appraisal of the “fair value” of his, her or its shares of our common stock. A stockholder’s failure to deliver to Entellus the written demand prior to the taking of the vote on the Merger Proposal at the special meeting will result in the loss of appraisal rights.

Only a holder of record is entitled to demand an appraisal of the shares registered in that holder’s name. Accordingly, to be effective, a demand for appraisal by a stockholder must be made by, or on behalf of, the record stockholder. The demand should set forth, fully and correctly, the record stockholder’s name as it appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, and in the case of uncertificated shares, should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name. The demand must state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Merger. The demand cannot be made by the person having a beneficial interest in such shares if he or she does not also hold such shares of record. A person having a beneficial interest in shares that are held of record in the name of another person, such as a broker, fiduciary, bank or other nominee, must act promptly to cause the record holder to follow the steps summarized herein properly and in a timely manner to perfect appraisal rights. If shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), bank or other nominee, such demand must be executed by or for the record owner. If a stockholder holds shares through a broker or bank who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder. If a stockholder holds through a broker, bank or other nominee and wishes to exercise appraisal rights, such stockholder should consult with his, her or its broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, bank or other nominee, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

Within 10 days after the Effective Time, the surviving corporation in the Merger must give written notice of the Effective Time to each stockholder who has demanded appraisal in accordance with Section 262 and who did not vote in favor of the Merger Proposal. At any time within 60 days after the Effective Time, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s demand and accept the Merger Consideration for that holder’s shares of our common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its shares of our common stock determined in any such appraisal proceeding, which value may be more than, less than, or equal to the Merger Consideration per share.

Within 120 days after the Effective Time, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation has no obligation to file such petition and has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. In the event that the surviving corporation does not file such petition, it is the obligation of the holders of our common stock to initiate all necessary action to perfect their appraisal rights with respect to shares within the time prescribed in Section 262. In addition, within 120 days after the Effective Time, any stockholder who has theretofore complied with the applicable provisions of Section 262 will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. A person who is the beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person and for which appraisal has been properly demanded may, in such person’s own name, file a petition for appraisal or request from the surviving corporation such statement. The statement must be mailed within 10 days after such written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to stockholders who have demanded appraisal from the Delaware Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares and who hold shares represented by certificates, to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. Additionally, because our common stock will have been publicly listed on the Nasdaq Global Market, the Delaware Court of Chancery is required under Section 262 to dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of our common stock or (ii) the value of the Merger Consideration for such total number of shares of our common stock exceeds $1 million.

After determination of the stockholders entitled to appraisal of their shares, the Delaware Court of Chancery will appraise the shares, determining their fair value as of the Effective Time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value by the surviving corporation to the stockholders entitled thereto. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as provided in the following sentence, interest from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the appraisal proceeding, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in the preceding sentence only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of shares as determined by the Delaware Court of Chancery and (ii) interest theretofore accrued, unless paid at that time.

Neither Entellus nor Stryker anticipates offering more than the Merger Consideration provided for in the Merger Agreement to any stockholder exercising appraisal rights and they reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of our common stock is less than the per share Merger Consideration. In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., 457 A.2d 701 (Del. 1983), the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., 634 A.2d 345 (Del. 1993), the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Each dissenting stockholder is responsible for his, her or its attorneys and expert witness expenses, although upon the application of a dissenting stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the Effective Time, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares other than with respect to payment as of the Record Date prior to the Effective Time.

At any time within 60 days after the Effective Time, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such demand for appraisal and to accept the terms offered in the Merger; after this period, the stockholder may withdraw such demand for appraisal only with the consent of the surviving corporation. If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days after the Effective Time, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the stockholder’s right to appraisal shall cease, and such stockholder will be entitled to receive the Merger Consideration. Inasmuch as the surviving corporation has no obligation to file such a petition, and has no present intention to do so, any holder of shares who desires such a petition to be filed is advised to file it on a timely basis. As indicated above, any stockholder may withdraw such stockholder’s demand for appraisal by delivering to the surviving corporation a written withdrawal of his, her or its demand for appraisal and acceptance of the Merger Consideration, except (i) that any such attempt to withdraw made more than 60 days after the Effective Time will require written approval of the surviving corporation and (ii) that no appraisal proceeding in the Delaware Court of Chancery shall be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, provided, however, that the preceding clause (ii) shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the Merger Consideration on terms offered upon the Merger within 60 days after the Effective Time.

Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a stockholder’s statutory appraisal rights.

U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of the U.S. federal income tax consequences of the Merger that are relevant to holders of shares of Entellus common stock whose shares are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (referred to as the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (referred to as the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of Entellus common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This summary does not describe any of the tax consequences arising under the laws of any state, local or foreign tax jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., state, gift or alternative minimum tax or the Medicare net investment income surtax). In addition, this summary does not address the U.S. federal income tax consequences to holders of shares who exercise appraisal rights under the DGCL. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder or both, as the context may require.

This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances, including:

•	holders who may be subject to special treatment under U.S. federal income tax laws, such as: financial institutions, tax-exempt organizations, S corporations or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes, insurance companies, mutual funds, dealers in stocks and securities, traders in securities that elect to use the mark-to-market method of accounting for their securities, regulated investment companies, real estate investment trusts, or certain expatriates or former long-term residents of the United States;

•	holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reducing transaction;

•	holders that received their shares of Entellus common stock in a compensatory transaction;

•	holders who own an equity interest, actually or constructively, in Stryker or the surviving corporation; or

•	U.S. Holders whose “functional currency” is not the U.S. dollar.

If a partnership (including an entity or arrangement classified as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Entellus common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding the shares of Entellus common stock and partners therein should consult their tax advisors regarding the consequences of the Merger.

We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary. No assurance can be given that the IRS will agree with the views expressed in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION OR OTHER TAX LAWS.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Entellus common stock who or that is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;

•	A corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

The receipt of cash by a U.S. Holder in exchange for shares of Entellus common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than 1 year at the time of the consummation of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder. There are limitations on the deductibility of capital losses.

Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of Entellus common stock who or that is not a U.S. Holder or partnership for U.S. federal income tax purposes.

Special rules not discussed below may apply to certain Non-U.S. Holders subject to special tax treatment such as “controlled foreign corporations” or “passive foreign investment companies.” Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them in light of their particular circumstances.

Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable tax treaty);

•	such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable tax treaty); or

•	we are or have been a “United States real property holding corporation” (referred to as “USRPHC”), at some point during the applicable statutory period, and the Non-U.S. Holder’s shares of Entellus’ common stock represent a “U.S. real property interest” (referred to as “USRPI”), under the Foreign Investment in Real Property Tax Act (referred to as “FIRPTA”).

Under FIRPTA, dispositions of a USRPI by a foreign person are generally subject to U.S. federal income taxation. Shares in a USRPHC with at least one class of stock that is regularly traded on an established securities market generally will be considered a USRPI with respect to a foreign person if such foreign person holds more than 5% of the value of the regularly traded class of stock.

We believe that we have not been a USRPHC during the applicable statutory period. Therefore, the sale of any shares of Entellus common stock held by a Non-U.S. Holder will not be subject to U.S. taxation under the FIRPTA rules.

Regulatory Approvals Required for the Merger

HSR Act and U.S. Antitrust Matters

Under the HSR Act, and the rules promulgated thereunder by the Federal Trade Commission (referred to as the “FTC”), the Merger cannot be consummated until Entellus and Stryker each file a notification and report form with the FTC and the Antitrust Division of the Department of Justice under the HSR Act and the applicable waiting period thereunder has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. Entellus and Stryker and its affiliates filed their respective HSR Act notifications on December 21, 2017. On January 3, 2018, the FTC notified Entellus and Stryker that the request for early termination of the applicable waiting period was granted.

At any time before or after consummation of the Merger, notwithstanding the expiration or termination of the waiting period under the HSR Act, the Antitrust Division of the Department of Justice or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the consummation of the Merger, and notwithstanding the expiration or termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. Under the Merger Agreement, notwithstanding any other provision of the Merger Agreement to the contrary, in no event shall Stryker or any of its affiliates be required to take any Divestiture Action (as defined under “The Merger Agreement—Other Covenants and Agreements—Efforts to

Consummate the Merger” beginning on page 88 of this proxy statement) or otherwise agree to or proffer to sell, divest, hold separate, lease, license, transfer, dispose of or otherwise encumber or impair or take any other action with respect to Stryker’s or any of its affiliates’ ability to own or operate any assets, properties, businesses or product lines of Stryker or any of its affiliates (including, for the avoidance of doubt, any securities of Entellus or its subsidiaries) or, except as would not have, individually or in the aggregate, a material adverse effect on Entellus and its subsidiaries, taken as a whole, any assets, properties, businesses or product lines of Entellus or any of its subsidiaries (provided that, among other things, none of Stryker or any of its affiliates will be required to take any such action in connection with any action or proceeding by a third party other than a governmental authority).

Delisting and Deregistration of Entellus Common Stock

If the Merger is consummated, following the Effective Time, the common stock of Entellus will cease trading on the Nasdaq Global Market and will be deregistered under the Exchange Act. As such, we would no longer file periodic reports with the SEC.

THE MERGER AGREEMENT

The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about Entellus contained in this proxy statement or in Entellus’ public reports filed with the SEC may supplement, update or modify the factual disclosures about Entellus contained in the Merger Agreement and described in this summary. The representations, warranties and covenants made in the Merger Agreement by Entellus, Stryker and Merger Sub were qualified and subject to important limitations agreed to by Entellus, Stryker and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement or in the respective public filings made by each of Entellus or Stryker with the SEC.

Additional information about Entellus may be found elsewhere in this proxy statement and Entellus’ other public filings. See “Where You Can Find More Information” beginning on page 106 of this proxy statement.

When the Merger Becomes Effective

The closing of the Merger will take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois, at 10:00 a.m. (local time) on a date to be specified by the parties, but no later than the 2nd business day after the satisfaction or waiver of the conditions set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to in writing by Entellus, Merger Sub and Stryker.

Concurrently with the closing, Entellus will cause to be filed an appropriate, executed certificate of merger with respect to the Merger with the Delaware Secretary of State as provided under the DGCL. The Merger will become effective upon the filing of such certificate of merger, or at such later date and time as is agreed by Stryker and Entellus and specified in such certificate of merger.

Structure of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers

Upon the terms and conditions of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into Entellus and the separate corporate existence of Merger Sub will cease, with Entellus continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker. At the Effective Time, the Certificate of Incorporation of Entellus will, by virtue of the Merger, be amended and restated in its entirety as set forth in Exhibit B of the Merger Agreement and such amended and restated certificate of incorporation will be the certificate of incorporation of the surviving corporation until thereafter amended. At the Effective Time, Stryker will take such action necessary to change the bylaws of Merger Sub, as in effect immediately before the Effective Time, to be the bylaws of the surviving corporation until thereafter amended. From and after the Effective Time, the directors of Merger Sub immediately before the Effective Time will be the initial directors of, and the officers of Entellus immediately before the Effective Time will be the initial officers of, the surviving corporation and, in each case, will hold office until their respective successors are duly elected, designated or qualified, or until their earlier death, resignation or removal, in accordance with the surviving corporation’s certificate of incorporation and bylaws.

Effect of the Merger on Entellus Common Stock

At the Effective Time, each share of Entellus common stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares) will be converted into the right to receive the Merger Consideration. From and after the Effective Time, such Entellus common stock will no longer be outstanding, will automatically be cancelled, and will cease to exist, and each holder of a share of common stock will cease to have any rights with respect thereto, except the right to receive, upon surrender of Certificates or Book-Entry Shares, the Merger Consideration.

At the Effective Time, any shares of Entellus common stock that are Cancelled Shares will automatically be cancelled and retired and will cease to exist, and no consideration or payment will be delivered in exchange for such shares.

The Merger Consideration will be adjusted appropriately to reflect the effect of any reclassification, recapitalization, exchange, stock split (including reverse stock split) or combination or readjustment of shares or any stock dividend or stock distribution with a record date occurring on or after the date of the Merger Agreement and prior to the Effective Time.

Treatment of Equity Awards; ESPP

Options. Under the Merger Agreement, each Entellus stock option that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration with respect to each share of our common stock subject to the option, net of the applicable per share exercise price and any applicable withholding taxes or other amounts required to be withheld by applicable law. Options with a per share exercise price equal to or exceeding the Merger Consideration will be cancelled without payment.

Restricted Stock Unit Awards. The Merger Agreement also provides that each Entellus restricted stock unit award that is outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive the Merger Consideration in respect of each share of our common stock underlying the award, net of any applicable withholding taxes or other amounts required to be withheld by applicable law.

ESPP. The most recent offering period in effect under the ESPP ended as scheduled on December 31, 2017 and all options under the ESPP were exercised on such date. No new additional offering periods will begin thereafter. Participants who purchased shares of our common stock under the ESPP will receive the same Merger Consideration in the same manner as other stockholders for each such share the participant holds as of the Effective Time.

Treatment of Oxford Warrants

As of the Effective Time, each Oxford Warrant that was outstanding immediately prior to the Effective Time shall, in accordance with the terms of the applicable Oxford Warrant, no longer be exercisable and shall have either (i) been exercised by the holder thereof in accordance with the terms of each Oxford Warrant immediately prior to the Effective Time or (ii) if not so exercised, expired immediately prior to the Effective Time.

Payment for Entellus Common Stock

Prior to or at the Effective Time, Stryker will deposit, or cause to be deposited, with a paying agent designated by Stryker that is reasonably acceptable to Entellus cash in an amount necessary to pay the aggregate Merger Consideration (referred to as the “Exchange Fund”).

Promptly following the Effective Time, Stryker will cause the paying agent to mail to each holder of record of Certificates or Book-Entry Shares that immediately prior to the Effective Time represented outstanding shares of Entellus common stock (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, will pass only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares to the paying agent and will be in a form and have such other customary provisions as reasonably specified by Stryker, and (ii) instructions for effecting the surrender of the Certificates or Book-Entry Shares in exchange for cash in an amount equal to the Merger Consideration multiplied by the number of shares of Entellus common stock previously represented by such Certificates or Book-Entry Shares.

Upon surrender of a Certificate (or an affidavit of loss in lieu thereof) or a Book-Entry Share for cancellation to the paying agent, together with such letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share will be entitled to receive in exchange therefor as promptly as reasonably practicable cash in an amount equal to the Merger Consideration multiplied by the number of shares of Entellus common stock previously represented by such Certificate or Book-Entry Share. The paying agent will accept such Certificates (or affidavits of loss in lieu thereof) or such Book-Entry Shares upon compliance with such reasonable terms and conditions as the paying agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the cash payable upon the surrender of the Certificates or Book-Entry Shares.

Representations and Warranties

The Merger Agreement contains representations and warranties of each of Entellus, Stryker and Merger Sub, subject to certain qualifications or exceptions in the Merger Agreement and the disclosure schedules delivered in connection with the Merger Agreement, as to, among other things:

•	corporate organization, existence, good standing and corporate power and authority to conduct its business as presently conducted and own, lease and operate its properties and assets as currently operated;

•	corporate power and authority to enter into the Merger Agreement, to perform its obligations thereunder and to complete the transactions contemplated thereby;

•	the absence of certain violations, defaults or consent requirements under certain contracts, organizational documents and law, in each case arising out of the execution, delivery or performance of, consummation of the transactions contemplated by, or compliance with any of the provisions of the Merger Agreement;

•	required regulatory filings or actions and authorizations, consents or approvals of governmental entities and other persons;

•	the absence of certain litigation, orders and judgments and governmental proceedings and investigations related to Stryker and its subsidiaries or Entellus and its subsidiaries (as applicable);

•	matters relating to information to be included in required filings with the SEC in connection with the Merger; and

•	the absence of any fees owed to investment bankers or brokers in connection with the Merger, other than those specified in the Merger Agreement.

The Merger Agreement also contains representations and warranties of Entellus, subject to certain qualifications or exceptions in the Merger Agreement and the disclosure schedules delivered in connection with the Merger Agreement, as to, among other things:

•	the capitalization of Entellus, including the authorized capital stock, outstanding options, restricted stock unit awards, the Oxford Warrants, shares of Entellus common stock reserved for issuance under the ESPP, and shares of Entellus common stock reserved for issuance under Entellus’ equity plans;

•	all shares of Entellus common stock (i) having been, or being when issued pursuant to any Entellus equity award, Entellus equity plan, the Oxford Warrants or the ESPP in accordance with the respective terms thereof, duly authorized, validly issued, fully paid, non-assessable and free of pre-emptive rights and (ii) having been issued pursuant to an effective registration statement or exemption therefrom;

•	the proper authorization of Entellus equity awards and Oxford Warrants and issuance of the same in compliance with applicable laws;

•	the absence of, other than the Entellus equity awards, the Oxford Warrants or pursuant to the ESPP, among other things, (i) outstanding options, warrants, calls, pre-emptive rights, subscriptions or other securities or rights, stock appreciation rights, restricted stock award, restricted stock unit awards, convertible securities, agreements, arrangements or commitments of any kind obligating Entellus or any of its subsidiaries to issue, transfer, register or sell (or cause to be issued, transferred, registered or sold) any shares of capital stock or other securities of Entellus or any of its subsidiaries or securities convertible into or exchangeable for such shares or other securities; (ii) outstanding obligations of Entellus or any of its subsidiaries to repurchase, redeem or otherwise acquire any securities of Entellus or any of its subsidiaries, or any securities representing the right to purchase or otherwise receive any other securities of Entellus or any of its subsidiaries; (iii) agreements to which Entellus or any of its subsidiaries is a party restricting the transfer of securities of Entellus or any of its subsidiaries or affecting the voting rights of securities of Entellus or any of its subsidiaries; or (iv) outstanding or authorized equity or equity-based compensation awards;

•	the absence of any (i) direct or indirect ownership of any securities, including equity interests, of any person (except for securities of Entellus subsidiaries) or (ii) obligations or commitments to acquire any such securities or to provide funds to or make any investment in any person;

•	the full payment of all dividends or distributions on securities of Entellus or any of its subsidiaries that have been declared or authorized;

•	the corporate actions required to be taken, and taken in connection with the execution, delivery and performance of the Merger Agreement by Entellus, including with respect to the approval of Entellus stockholders of the Merger Proposal;

•	the timeliness and accuracy of Entellus’ filings with the SEC and of financial statements included in its SEC filings, including the financial statements of Spirox, Inc. included in such filings following Entellus’ acquisition of Spirox, Inc., and the compliance of filings and financial statements with SEC rules and (in the case of financial statements) with United States generally accepted accounting principles, the Sarbanes-Oxley Act of 2002, the applicable rules and regulations of the Nasdaq Stock Market;

•	Entellus’ disclosure controls and procedures and internal control over financial reporting;

•

the absence of any SEC proceedings regarding any accounting practices of, any malfeasance by any director or executive officer of, Entellus or any of its subsidiaries or any allegations or claims regarding accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of Entellus or any of its subsidiaries or unlawful accounting or auditing matters with respect to Entellus or any of its subsidiaries;

•	the absence of certain changes from December 31, 2016 through the date of the Merger Agreement, including the conduct of the businesses of Entellus and its subsidiaries in the ordinary course consistent with past practice, and the absence of a Company Material Adverse Effect;

•	the absence of certain undisclosed liabilities of Entellus;

•	the possession by Entellus and its subsidiaries of all licenses, permits and other authorizations necessary to own, lease and operate their respective properties and assets as currently conducted and in compliance with applicable law;

•	the compliance by Entellus and its subsidiaries with applicable law and licenses, permits and other authorizations;

•	Entellus’ employee benefit plans and other agreements with its employees;

•	labor matters related to Entellus and its subsidiaries and their respective employees;

•	the payment of taxes, the filing of tax returns, lack of tax audits or proceedings and other tax matters related to Entellus and its subsidiaries;

•	certain categories of specified material contracts, including as to effectiveness and lack of breach or default for such contracts, and the absence of related party transactions of Entellus and its subsidiaries;

•	(i) the ownership of or rights with respect to Entellus’ and its subsidiaries’ intellectual property, (ii) the ownership of or rights to intellectual property necessary to the operation of Entellus’ and its subsidiaries’ respective businesses, as conducted as of the closing, (iii) the maintenance and preservation of Entellus’ intellectual property; (iv) the absence of liens other than certain permitted liens or restrictions with respect to Entellus’ or its subsidiaries’ intellectual property; (v) the scope of Entellus’ and its subsidiaries’ intellectual property; (vi) the non-infringement or misappropriation by Entellus or any of its subsidiaries of the intellectual property of third parties; (vii) the steps taken to protect Entellus’ and its subsidiaries’ trade secrets and other proprietary information; (viii) the absence of any final court decision holding any Entellus or Entellus subsidiary registered intellectual property invalid; (ix) the absence of any settlements, consents, orders or similar obligations to which Entellus or any of its subsidiaries is a party restricting their rights to use, enjoy or exploit their material intellectual property; and (x) the steps taken to protect the software used by Entellus or any of its subsidiaries;

•	real property owned or leased by Entellus or any of its subsidiaries;

•	environmental matters and compliance with environmental laws by Entellus and its subsidiaries;

•	customers and suppliers of Entellus and its subsidiaries;

•	product warranties and other terms related to each product manufactured, sold, leased delivered or distributed or service provided or rendered by Entellus or any of its subsidiaries;

•	compliance with anti-bribery and anti-corruption laws, rules and regulations, including the Foreign Corrupt Practices Act, the U.S. Travel Act, the U.K. Bribery Act 2010 and the applicable laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions;

•	compliance with customs and international trade laws;

•	compliance with all necessary authorizations, approvals, clearances, consents or registrations and with all laws and regulations required by any regulatory or other governmental authority, including the regulations of the United States Food and Drug Administration or any comparable regulatory authority, required for, among other things, the research, investigation, development, manufacture, use and sale of the products of Entellus and any of its subsidiaries;

•	compliance with certain federal health care program laws, federal privacy and security regulations and the federal anti-kickback statute;

•	insurance policies of Entellus or any of its subsidiaries;

•	absence of waivers to certain closing conditions related to Entellus’ acquisition of Spirox, Inc.;

•	non-applicability of certain anti-takeover laws to the Merger Agreement or the Merger; and

•	the receipt by the Board of an opinion of Piper Jaffray as to the fairness of the Merger Consideration, from a financial point of view, to the holders of shares of Entellus common stock.

The Merger Agreement also contains representations and warranties of Stryker and Merger Sub, subject to certain qualifications or exceptions in the Merger Agreement and the disclosure schedules delivered in connection with the Merger Agreement, as to, among other things:

•	the availability to Stryker, as of the Closing Date, of sufficient funds to consummate the Merger and the other transactions contemplated by the Merger Agreement that require payment on the Closing Date, and the absence of any condition regarding Stryker’s or Merger Sub’s ability to obtain financing for the Merger and the other transactions contemplated by the Merger Agreement;

•	Stryker’s ownership of all of the issued and outstanding capital stock of Merger Sub; and

•	the absence during the last 3 years of any ownership by Stryker or Merger Sub, or any of their respective controlled affiliates of Entellus common stock or securities convertible into or exchangeable for Entellus common stock.

Some of the representations and warranties in the Merger Agreement are qualified by materiality qualifications or a “Company Material Adverse Effect” or “Parent Material Adverse Effect” clause.

For purposes of the Merger Agreement, a “Company Material Adverse Effect” means any effect, change, development, event, circumstance, occurrence, condition, fact or state of facts that has a material adverse effect, individually or in the aggregate:

•	on the business, condition (financial or otherwise), assets, liabilities or results of operations of Entellus and its subsidiaries, taken as a whole; provided, however, that any effect, change, development, event, occurrence, condition or state of facts directly resulting from or arising out of the following will not be taken into account in determining whether a Company Material Adverse Effect has occurred:

•	changes in general United States or global economic, regulatory or financial market conditions;

•	changes in the economic, business and financial environment generally affecting the medical device industry;

•	in and of itself, any change in Entellus’ stock price or any failure by Entellus to meet any revenue, earnings or other similar projections (it being understood that any effect, change, development, event, circumstance, occurrence, condition, fact or state of facts giving rise to or contributing to such change or failure may be deemed to constitute, or be taken into account in determining whether there has been a Company Material Adverse Effect);

•	an act of terrorism or an outbreak or escalation of hostilities or war (whether or not declared) or any natural disasters or other similar force majeure events, including any worsening of such conditions threatened or existing as of the date of the Merger Agreement;

•	any adoption, implementation, promulgation, repeal, modification, amendment or other changes in laws or United States generally accepted accounting principles; or

•	the public announcement or pendency of the Merger or the other transactions contemplated thereby; provided, further, however, that in the cases of the 1st, 2nd, 4th and 5th sub-bullets above, to the extent Entellus and its subsidiaries, taken as a whole, are disproportionately affected thereby in relation to other companies in the medical device industry, such effects, changes, developments, events, circumstances, occurrences, conditions, facts or states of facts may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent of such disproportionate impact; or

•	on the ability of Entellus to perform its obligations under the Merger Agreement or to consummate the Merger, or on the consummation of, whether by prevention or material delay, any of the Merger and the other transactions contemplated by the Merger Agreement.

For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means the impairment in any material respect of the ability of each of Stryker and Merger Sub, as the case may be, to perform its obligations under the Merger Agreement or to consummate the Merger and pay the Merger Consideration, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated by the Merger Agreement.

Conduct of Business Pending the Merger

The Merger Agreement provides that, subject to certain exceptions in the disclosure schedules delivered by Entellus in connection with the Merger Agreement, and except as may be expressly required by the Merger Agreement, required by law or as consented to by Stryker in writing (such consent not to be unreasonably withheld, conditioned or delayed for certain of the actions described below), during the period from the date of the Merger Agreement to the Effective Time (or the date, if any, on which the Merger Agreement is terminated by its terms), (i) Entellus will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business and in a manner consistent with past practice and, to the extent consistent therewith, use reasonable best efforts to preserve its assets and business organization intact in all material respects and maintain its existing business relations and goodwill with customers, suppliers, licensors, distributors, governmental authorities, independent contractors, employees, business partners and others having material business relationships with it, and (ii) Entellus will not, and will cause each of its subsidiaries not to, directly or indirectly:

•	amend or otherwise change its certificate of incorporation or bylaws or similar organizational or governing documents of any of its subsidiaries;

•	adjust, split, reverse split, combine, subdivide, reclassify, redeem, purchase, repurchase or otherwise acquire, directly or indirectly, or amend the terms of, Entellus’ or any of its subsidiaries’ securities;

•	issue, sell, pledge, modify, transfer, dispose of, encumber or grant, or authorize the same with respect to, directly or indirectly, any of Entellus’ or any of its subsidiaries’ securities, other than with respect to Entellus equity awards outstanding as of December 7, 2017, upon the exercise of the Oxford Warrants and pursuant to automatic exercise rights under the ESPP on the last day of any applicable offering period thereunder (subject to the termination of such period under Merger Agreement);

•	declare, set aside, authorize, make or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to Entellus’ or any of its subsidiaries’ securities;

•	establish, adopt, enter into, materially amend or terminate any benefit plan or, except as may be required by United States generally accepted accounting principles, materially change the assumptions used in calculating funding obligations under, or change the manner or basis upon which contributions are made to, any benefit plan;

•	grant or pay, or commit to grant or pay, any bonus, incentive or profit-sharing award or payment, or increase the base salary and/or cash bonus opportunity to any director, officer, employee, or consultant of Entellus or any Entellus subsidiary other than as required by applicable law or any Entellus benefit plan in effect as of December 7, 2017 or salary and cash incentive compensation increase for certain employees in ordinary course of business in connection with Entellus’ annual salary review consistent with past practice;

•	accelerate or take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee, or consultant of Entellus or any Entellus subsidiary other than as required by an Entellus benefit plan in existence as of December 7, 2017 or adopted in accordance with the Merger Agreement;

•	enter into, extend, amend or modify, or terminate any employment, severance, termination, change in control, retention, individual consulting or other similar agreement with any current or former director, officer, employee, or consultant of, or individual service provider to, Entellus or any Entellus subsidiary other than offer letters for individuals below certain compensation levels;

•	communicate with the employees of Entellus or any of its subsidiaries regarding the compensation, benefits or other treatment they will receive following the Effective Time;

•	hire, promote or terminate the employment of (other than for cause, death or disability) any employee at a level of director or higher or otherwise outside the ordinary course of business other than hirings to fill vacancies at certain employee levels;

•	take any action requiring notice to employees, or triggering any other obligations, under the WARN Act or any similar state, local or foreign law;

•	make any loan or advance to (other than travel and similar advances to its employees in the ordinary course of business and consistent with past practice), or capital contribution to, or investment in, any person (other than wholly owned subsidiaries of Entellus) in excess of $150,000 in the aggregate;

•	forgive any loans or advances to any officers, employees or directors of Entellus or its subsidiaries, or any of their respective affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such persons pursuant to an employee benefit plan or otherwise, except in the ordinary course of business in connection with relocation activities to any employees of Entellus or its subsidiaries;

•	acquire (including by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, joint venture, other business organization, any division of any of the foregoing, any equity interest in any of the foregoing, any real estate or all or any material portion of the assets, business or properties of any person;

•	sell, pledge, dispose of, transfer, abandon, lease, license, mortgage, incur any lien on or otherwise transfer or encumber any portion of the tangible or intangible assets, business, properties or rights of Entellus or any of its subsidiaries except sales of product inventory in the ordinary course of business and consistent with past practice;

•	enter into any new line of business;

•	create any new subsidiaries;

•	pay, discharge or satisfy any indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than indebtedness incurred by Entellus or its wholly owned subsidiaries and owed to Entellus or such subsidiaries) or cancel any material indebtedness or settle, waive or amend any claims or rights of substantial value;

•	incur, create, assume or otherwise become liable or responsible for any indebtedness;

•	assume, guarantee, endorse or otherwise become liable or responsible for any indebtedness of any party or person;

•	issue or sell any debt securities of Entellus or any of its subsidiaries;

•	subject to certain limited exceptions, negotiate, amend, extend, renew, terminate or enter into, or agree to any amendment or modification of, or waive, release or assign any rights under, any material contract;

•	negotiate, amend, modify, extend, enter into or terminate any labor agreement, except as required pursuant to an applicable contract in effect as of the date of the Merger Agreement;

•	make any material change to its or any of its subsidiaries’ methods, policies and procedures of accounting, except as required by United States generally accepted accounting principles or Regulation S-X of the Exchange Act;

•	make or agree to make any capital expenditure exceeding $1.0 million in the aggregate;

•	write up, write down or write off the book value of any material assets, except to the extent required by United States generally accepted accounting principles;

•	agree to or otherwise commence, release, compromise, assign, settle or resolve, in whole or in part, any threatened or pending proceeding or insurance claim, other than settlements that result solely in monetary obligations involving payment (without the admission of wrongdoing) by Entellus or any of its subsidiaries of an amount not greater than $150,000 (net of insurance proceeds) in the aggregate;

•	fail to use reasonable best efforts to maintain in effect material insurance policies covering Entellus and its subsidiaries and their respective properties, assets and businesses;

•	(i) sell, transfer, assign, lease, license or otherwise dispose of (whether by merger, stock or asset sale or otherwise) to any party or person any rights to any intellectual property material to Entellus and its subsidiaries, taken as a whole, subject to certain exceptions, (ii) cancel, dedicate to the public, disclaim, forfeit, reissue, reexamine or abandon without filing a substantially identical counterpart in the same jurisdiction with the same priority or allow to lapse (except with respect to patents expiring in accordance with their terms) any intellectual property of Entellus and its subsidiaries, (iii) fail to make any filing, pay any fee, or take any other action necessary to prosecute and maintain in full force and effect any registered intellectual property of Entellus and its subsidiaries, (iv) make any change in intellectual property of Entellus and its subsidiaries that is or would reasonably be expected to materially impair such intellectual property or Entellus’ or any of its subsidiaries’ rights with respect thereto, (v) disclose to any party or person any trade secrets, know-how or confidential or proprietary information, or (vi) fail to take or maintain reasonable measures to protect the confidentiality and value of trade secrets included in intellectual property owned by Entellus and its subsidiaries;

•	(i) make or change any material tax election or adopt or change any material method of tax accounting, (ii) file any material amended tax return, (iii) settle or compromise any audit, assessment or other proceeding relating to a material amount of taxes, (iv) agree to an extension or waiver of the statute of limitations with respect to federal income taxes or other material taxes, (v) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) with respect to any material tax, (vi) surrender any right to claim a material tax refund, or (vii) take or permit any action or engage in any transaction outside the ordinary course of business from the date of the Merger Agreement through the Effective Time which could give rise to a material U.S. income inclusion under Section 951 of the Code with respect to any subsidiary that is a “controlled foreign corporation” as defined in Section 957 of the Code;

•	merge or consolidate Entellus or any of its subsidiaries with any party or person or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Entellus or any of its subsidiaries; or

•	enter into any agreement, contract, commitment or arrangement to do, or adopt any resolutions approving or authorizing, or announcing an intention to do, any of the above actions.

Other Covenants and Agreements

Access and Information

Subject to certain exceptions and limitations, from December 7, 2017 until the Effective Time, Entellus will, and will cause its subsidiaries to, (upon reasonable notice) afford Stryker and Merger Sub and their respective affiliates and representatives reasonable access, during normal business hours, to the officers, employees, agents, properties, books, contracts and records of Entellus and its subsidiaries. In addition, during such same period and subject to certain exceptions and limitations, Entellus will, and will cause its subsidiaries to, promptly furnish all other information concerning the business, properties and personnel of Entellus and its subsidiaries as Stryker or Merger Sub may reasonably request.

No Solicitation; Company Acquisition Proposals

From and after the date of the Merger Agreement until the earlier of the Effective Time or the date, if any, on which the Merger Agreement is terminated by its terms, except as expressly permitted in connection with a Company Acquisition Proposal or Company Superior Proposal, Entellus may not (and will cause its subsidiaries and its and their respective affiliates and representatives not to): (i) initiate, seek, solicit, facilitate or knowingly encourage, or induce or take any other action designed or intended to lead to, or that would reasonably be expected to lead to any inquiry with respect to, or the making, submission or announcement of, any Company Acquisition Proposal, (ii) enter into, continue or otherwise participate in any negotiations or discussions with, or furnish or cause to be furnished any information or data to, or furnish access to Entellus’ (or any of its subsidiaries’) properties with respect to, or otherwise cooperate in any way with, any third party (other than Stryker or any of its affiliates or representatives) relating to any Company Acquisition Proposal or any proposal reasonably expected to lead to any Company Acquisition Proposal, or grant any waiver or release under (or terminate, amend or modify any provision of), or fail to enforce to the fullest extent permitted under applicable law, any confidentiality, standstill or similar agreement (except that if the Board determines in good faith, after consultation with Entellus’ outside legal counsel, that the failure to grant any waiver or release would be inconsistent with the Board’s fiduciary duties under applicable law, Entellus may waive any such standstill provision solely to the extent necessary to permit a third party to make a Company Acquisition Proposal), (iii) enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to any Company Acquisition Proposal, (iv) submit any Company Acquisition Proposal to the Entellus stockholders for their approval, or (v) resolve to do, or agree or announce an intention to do, any of the foregoing. From and after December 7, 2017 until the earlier of the Effective Time or the date, if any, on which the Merger Agreement is terminated by its terms, except as expressly permitted in connection with a Company Acquisition Proposal or Company Superior Proposal, Entellus also agreed that it will (1) immediately cease and cause to be terminated, and will cause its subsidiaries and its and their respective affiliates and representatives to immediately cease and cause to be terminated, all existing activities, discussions, negotiations and communications, if any, with any third parties (or any of their representatives) with respect to any Company Acquisition Proposal (other than Stryker or any of its affiliates or representatives with respect to the transactions contemplated by the Merger Agreement) and (2) terminate access to information for any third parties in connection with any potential Company Acquisition Proposal and use reasonable best efforts to have returned or destroyed any confidential information in respect thereof.

Notwithstanding the limitations in the preceding paragraph, if Entellus receives, at any time following the date of the Merger Agreement and prior to obtaining the Required Stockholder Approval, a bona fide written Company Acquisition Proposal that did not result from a breach of the non-solicitation and related provisions of the Merger Agreement and the Board determines in good faith, after consultation with Entellus’ financial advisors and outside legal counsel, that (i) such proposal constitutes or is reasonably likely to constitute a Company Superior Proposal and (ii) the failure to take the action described in the immediately following clause (x) or (y) would be inconsistent with the Board’s fiduciary duties under applicable law, then Entellus may (x) furnish information concerning its business, properties or assets to the third party making such Company Acquisition Proposal pursuant to a customary confidentiality agreement that (1) does not contain any provision prohibiting or otherwise restricting Entellus’ ability to comply with any of the terms of the Merger Agreement and (2) contains provisions that are no less favorable in the aggregate to Entellus, or less restrictive to the party making such Company Acquisition Proposal (in comparison to Stryker), than those contained in the confidentiality agreement between Entellus and Stryker (provided, however, that such agreement need not contain any standstill agreement or similar obligation) (referred to as an “Acceptable Confidentiality Agreement”) and (y) negotiate and participate in discussions and negotiations with such third party concerning the Company Acquisition Proposal.

Entellus will provide Stryker (i) prompt notice (and in any event within 24 hours) of the receipt of any Company Acquisition Proposal (including a complete, unredacted copy of such Company Acquisition Proposal), (ii) prompt notice (and in any event within 24 hours) of any inquiries, proposals or offers received by, or any requests for information from, or any discussions or negotiations sought to be initiated or continued with, Entellus, or any of its subsidiaries or any of its or their respective affiliates and representatives concerning a Company Acquisition Proposal, or proposal that is reasonably likely to constitute or lead to or result in a Company Acquisition Proposal, and disclose the identity of the other party (or parties) and the terms (including any amendments thereto) of such inquiry, offer, proposal, request, discussion or negotiation and, in the case of written materials, provide copies of such materials, and (iii) any information, including copies of all written materials, provided by Entellus or any of its subsidiaries or its or their respective affiliates and representatives to such third party but not previously provided to Stryker substantially concurrently with the time (and in any event within 24 hours) such information is provided to such third party. Entellus will keep Stryker reasonably informed on a prompt basis (and, in any case, within 24 hours of any significant development, discussions or negotiations) of the status and details (including amendments and proposed amendments) of any such Company Acquisition Proposal or other inquiry, offer, proposal, request, discussion or negotiation (including copies of all drafts and final versions of agreements relating to any Company Acquisition Proposal exchanged between Entellus or its subsidiaries or any of its or their respective affiliates and representatives in each case thereof, on the one hand, and the third party (or any of its affiliates and representatives) making such Company Acquisition Proposal, on the other hand).

Except as expressly permitted by the Merger Agreement in respect of a Company Superior Proposal or an Company Intervening Event, neither the Board nor any committee thereof shall (i) withdraw, qualify or modify in a manner adverse to Stryker, or publicly propose to withdraw, qualify or modify in a manner adverse to Stryker, the Company Recommendation (as defined below), (ii) approve, authorize, declare advisable, endorse or recommend (or publicly propose to approve, authorize, declare advisable, endorse or recommend) any Company Acquisition Proposal (any action described in clauses (i) and (ii) of this sentence is referred to as a “Company Adverse Recommendation Change”) or (iii) adopt or approve, or propose to adopt or approve, or allow Entellus or any of its subsidiaries to execute or enter into, any binding or non-binding letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, commitment, arrangement or understanding in connection with, or that is intended to or would reasonably be expected to lead to, any Company Acquisition Proposal.

If, at any time prior to receipt of the Required Stockholder Approval, Entellus or the Board receives a Company Superior Proposal that did not result from a breach of the non-solicitation and related provisions of the Merger Agreement, the Board may authorize and cause Entellus to effect a Company Adverse Recommendation Change and terminate the Merger Agreement while concurrently entering into a definitive agreement providing for such Company Superior Proposal (subject to satisfaction of Entellus’ termination fee obligations described below), if (i) the Board determines in good faith, after consultation with Entellus’ outside legal counsel, that the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law, (ii) Entellus has notified Stryker in writing that it intends to effect a Company Adverse Recommendation Change and terminate the Merger Agreement, (iii) Entellus has provided Stryker a copy of the proposed definitive agreements (and any related agreements) among Entellus, any of its subsidiaries and the third party making such Company Superior Proposal (and the identity of the third party making such Company Superior Proposal), (iv) for a period of 4 business days following the notice delivered pursuant to clause (ii) of this sentence, Entellus and its representatives shall have discussed and negotiated with Stryker in good faith (to the extent Stryker desires to negotiate) any proposed modifications to the terms and conditions of the Merger Agreement (with any amendment to any material term or condition of any Company Superior Proposal requiring a new notice and a new 4-business-day negotiation period) and (v) no earlier than the end of such negotiation period, the Board shall have determined in good faith (after consultation with Entellus’ financial advisor and outside legal counsel), after considering and taking into account the terms of any proposed amendment or modification to the Merger Agreement made by Stryker in writing, that (1) the Company Acquisition Proposal that is the subject of the notice described in clause (ii) of this sentence still constitutes a Company Superior Proposal and (2) the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law.

For purposes of the Merger Agreement, “Company Acquisition Proposal” means:

•	an inquiry, proposal or offer (whether or not in writing) from any third party (other than Stryker or any of its subsidiaries) relating to, or that is reasonably expected to lead to (in one transaction or a series of transactions), any (i) merger, consolidation, share exchange, business combination, recapitalization, reorganization, dissolution, liquidation, joint venture or similar transaction involving Entellus or any subsidiary of Entellus, pursuant to which any third party or group of related parties would beneficially own or control, directly or indirectly, 15% or more (on a non-diluted basis) of any class of equity or voting securities of Entellus or any subsidiary of Entellus or any resulting parent company of Entellus or any of its subsidiaries, (ii) sale, lease, license or other disposition, directly or indirectly, of assets of Entellus (including capital stock or other equity interests of any of its subsidiaries) or any subsidiary of Entellus representing 15% or more of the consolidated assets, net revenues or net income of Entellus and its subsidiaries taken as a whole, or to which 15% or more of the revenues, earnings or assets of Company and its subsidiaries, taken as a whole and on a consolidated basis, are attributable, (iii) issuance or sale or other disposition of capital stock or other equity interests representing 15% or more (on a non-diluted basis) of any class of equity or voting securities of Entellus, (iv) tender offer, exchange offer or any other transaction or series of transactions that, if consummated, would result in any third party or group of related parties, directly or indirectly, beneficially owning or having the right to acquire beneficial ownership of capital stock or other equity interests representing 15% or more (on a non-diluted basis) of any class of equity or voting securities of Entellus or (v) combination of the foregoing.

For purposes of the Merger Agreement, “Company Recommendation” means:

•	the recommendation of the Board that the Entellus stockholders adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger.

For purposes of the Merger Agreement, “Required Stockholder Approval” means:

•	the affirmative vote of the holders of a majority of the shares of Entellus common stock issued and outstanding entitled to vote thereon at the Entellus stockholders’ meeting in favor of the adoption of the Merger Agreement.

For purposes of the Merger Agreement, “Company Superior Proposal” means:

•	a bona fide written Company Acquisition Proposal made after the date of the Merger Agreement (provided, however, that for purposes of this definition, references to 15% in the definition of “Company Acquisition Proposal” shall be deemed to be references to 80%) that did not result from a breach of the non-solicitation and related provisions of the Merger Agreement and that the Board determines in good faith, after consultation with Entellus’ financial advisor and outside legal counsel, (i) to be reasonably likely to be consummated if accepted and (ii) to be more favorable to Entellus’ stockholders from a financial point of view than the Merger and the other transactions contemplated by the Merger Agreement, in each case of clause (i) and (ii), taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects or conditions of such Company Acquisition Proposal (including but not limited to any financing requirements), all the terms and conditions of such Company Acquisition Proposal and the Merger Agreement and any proposed amendments or modifications to the terms of the Merger Agreement offered by Stryker in response to such Company Acquisition Proposal.

Other than in connection with a Company Superior Proposal, prior to obtaining the Required Stockholder Approval, the Board may, in response to a Company Intervening Event (as defined below), effect a Company

Adverse Recommendation Change if (i) the Board determines in good faith, after consultation with Entellus’ outside legal counsel, that the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law; (ii) Entellus has notified Stryker in writing that it intends to effect such a Company Adverse Recommendation Change (which notice shall specify the facts and circumstances providing the basis of the Company Intervening Event and for the Board’s determination to effect the Company Adverse Recommendation Change in detail); (iii) for a period of 4 business days following the notice delivered pursuant to clause (ii) of this sentence, Entellus and its affiliates and representatives shall have discussed and negotiated with Stryker in good faith any proposed modifications to the terms and conditions of the Merger Agreement (to the extent Stryker desires to negotiate) (with any material change to the relevant facts and circumstances requiring a new notice and a new 4-business-day negotiation period); and (iv) no earlier than the end of such negotiation period, the Board shall have determined in good faith (after consultation with Entellus’ financial advisor and outside legal counsel), after considering and taking into account the terms of any proposed amendment or modification to the Merger Agreement made by Stryker in writing, that the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law.

For purposes of the Merger Agreement, “Company Intervening Event” means:

•	a material event or circumstance that was not known to the Board on the date of the Merger Agreement (or if known, the consequences of which were not known to the Board as of the date of the Merger Agreement), which event or circumstance, or any consequence thereof, becomes known to the Board prior to the Required Stockholder Approval; provided, however, that in no event shall any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to a Company Acquisition Proposal constitute a Company Intervening Event.

The Merger Agreement provides that nothing therein will prohibit Entellus or the Board from (i) disclosing to Entellus stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder or (ii) making any disclosure to its stockholders if the Board has determined in good faith, after consultation with Entellus’ outside legal counsel, that the failure to do so would be inconsistent with the Board’s fiduciary duties under applicable law; provided, however, that (1) in no event will the preceding sentence affect the obligations described above in respect of a Company Superior Proposal and Company Intervening Event and (2) any such disclosure (other than issuance by Entellus of a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) that does not expressly reaffirm the Company Recommendation shall be deemed to be a Company Adverse Recommendation Change.

Company Stockholder Meeting and Related Actions

Entellus is required to, as soon as reasonably practicable following the execution of the Merger Agreement (in consultation with Stryker), conduct one or more “broker searches,” establish a record date (which will be as soon as practicable following the date of the Merger Agreement) for, duly call, give notice of, convene and hold a special meeting of the stockholders of Entellus for the purpose of seeking the Required Stockholder Approval. Entellus may adjourn or postpone the special meeting without Stryker’s consent (i) after consultation with Stryker, to the extent necessary to ensure the distribution of any supplement or amendment to the proxy statement required by law within a reasonable amount of time in advance of the special meeting, or (ii) if there are not sufficient votes at such meeting to constitute a quorum or to obtain approval of the Merger Proposal, except that Entellus may effect up to two such adjournments or postponements under the foregoing clause (ii) for a period up to 10 business days each so long as no change in the record date for the special meeting would be required in case of such postponement. In addition, Stryker has the right to require Entellus to effect up to two adjournments or postponements for a period up to 10 business days each under the circumstances described in the foregoing clause (ii) so long as no resulting change in the record date for the special meeting would be required in case of a postponement. Unless there has been a Company Adverse Recommendation Change in compliance with the terms of the Merger Agreement, Entellus will, through the Board, make the Company Recommendation and use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of the Merger Agreement. Unless the Merger Agreement has been terminated pursuant to its terms, Entellus will submit the Merger Agreement to its stockholders for adoption at such meeting notwithstanding a Company Adverse Recommendation Change or the commencement, public proposal, public disclosure or communication to Entellus of any Company Acquisition Proposal (whether or not a Company Superior Proposal).

Employee Matters

For a period of no less than 12 months following the Effective Time, Stryker will provide, or will cause the surviving corporation to provide, to each continuing employee:

•	an annual base salary at least equal to the annual base salary provided to such continuing employee immediately prior to the Merger;

•	cash bonus or incentive opportunities that are no less favorable than the cash bonus or incentive opportunities provided to similarly situated employees of Stryker and its affiliates; and

•	employee benefits that are no less favorable (in the aggregate) to the employee benefits (including severance benefits but excluding for such purposes any equity or equity-related awards, and any defined benefit pension benefits) provided to similarly situated employees of Stryker and its affiliates.

As of the Effective Time and thereafter, Stryker will provide (or will cause the surviving corporation to provide) that periods of employment with Entellus (or any current or former affiliate of Entellus or any predecessor of Entellus) will be taken into account for purposes of determining the eligibility for participation and vesting and benefit accrual of any continuing employee under employee benefit plans, programs and policies maintained by Stryker, the surviving corporation or their affiliates in which such continuing employees become participants (excluding any defined benefit pension plan).

With respect to each health or welfare benefit plan maintained by Stryker, the surviving corporation or any of their respective affiliates for the benefit of continuing employees (including any medical, dental, pharmaceutical or vision benefit plans), Stryker will (i) cause to be waived any eligibility waiting periods, any evidence of insurability requirements or required physical examinations, actively-at-work requirements and the application of any pre-existing condition limitations under such plan to the extent such were waived or satisfied under the comparable health or welfare benefit plan of Entellus or any of its subsidiaries immediately prior to the Effective Time; and (ii) cause each continuing employee to be given credit under such plan for all amounts paid (or otherwise deemed paid) by such continuing employee under any similar benefit plan for the plan year that includes the Effective Time for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the plans maintained by Stryker, the surviving corporation or any of their respective affiliates, as applicable, for the plan year in which the Effective Time occurs.

Efforts to Consummate the Merger

Entellus, Stryker and Merger Sub will each use its reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the Merger to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from governmental authorities or other third parties necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the Merger, and the making of all necessary registrations and filings; (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by the Merger Agreement, including the Merger; and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the Merger and any other transactions to be performed or consummated by such party in accordance with the terms of the Merger Agreement and to carry out fully the purposes of the Merger Agreement.

Entellus, Stryker and Merger Sub will each as promptly as reasonably practicable after the date of the Merger Agreement, upon a date to be mutually agreed upon by them (and in any event within 10 business days following the date of the Merger Agreement, unless agreed otherwise), make its respective filings under the HSR Act, and thereafter make any other applications and filings as reasonably determined by Entellus and Stryker under other applicable antitrust laws with respect to the transactions contemplated by the Merger Agreement as promptly as practicable, but in no event later than as required by law.

Entellus, Stryker and Merger Sub will each furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a governmental authority or in connection with any proceeding initiated by a private party, in each case, under any applicable antitrust laws, including (i) promptly informing the other party of such inquiry or proceeding; (ii) consulting in advance before making any presentations or submissions to a governmental authority, or in connection with any such proceeding, to any other party, and supplying each other with copies of all material correspondence, filings or communications between either party and any governmental authority, or in connection with any such proceeding, between either party and any other party with respect to the Merger Agreement; and (iii) providing the other party with a reasonable advance opportunity to review and comment upon and consider in good faith the views of the other in connection with all written communications between either party and any governmental authority, or in connection with any such proceeding. In addition, Entellus, Stryker and Merger Sub will each give reasonable notice to and consult with the other in advance of any meeting or conference with any governmental authority, or in connection with any such proceeding, with any other party, and to the extent permitted by the governmental authority, give the other the opportunity to attend and participate in such meeting or conference.

Subject to the limitations described below, Stryker will take, or cause to be taken (including by its subsidiaries), any and all steps and to make, or cause to be made, any and all undertakings necessary to resolve such objections, if any, that a governmental authority may assert under any antitrust law with respect to the transactions contemplated by the Merger Agreement, and to avoid or eliminate any impediment under any antitrust law that may be asserted by any governmental authority with respect to the transactions contemplated by the Merger Agreement, in each case, so as to enable the closing of the Merger to occur as promptly as practicable and in any event no later than the Termination Date. These steps may include (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of any businesses, assets, equity interests, product lines or properties of Entellus, (ii) creating, terminating, or divesting relationships, ventures, contractual rights or obligations of Entellus and (iii) otherwise taking or committing to take any action that would limit Stryker’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, any businesses, assets, equity interests, product lines or properties of Entellus, in each case as may be required in order to obtain all expirations or terminations of waiting periods required under any antitrust law or to avoid the commencement of any action by a governmental authority to prohibit the transactions contemplated by the Merger Agreement under any antitrust law, or, in the alternative, to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any action or proceeding seeking to prohibit the transactions contemplated by the Merger Agreement or delay the closing of the Merger beyond the Termination Date.

To assist Stryker in complying with its foregoing obligations, Entellus will enter into one or more agreements requested by Stryker to be entered into by any of them prior to the closing of the Merger with respect to any transaction to divest, hold separate or otherwise take any action that limits Entellus’ freedom of action, ownership or control with respect to, or their ability to retain or hold, directly or indirectly, any of the businesses, assets, equity interests, product lines or properties of Entellus (referred to as a “Divestiture Action”); provided, however, that the consummation of the transactions provided for in any such agreement for a Divestiture Action shall be conditioned upon the closing of the Merger or satisfaction of all of the conditions to the closing of the Merger in a case where such closing will occur immediately following such Divestiture Action (and where Stryker has irrevocably committed to effect the closing of the Merger immediately following such Divestiture Action).

However, neither Stryker nor any of its affiliates will be required to take any Divestiture Action or otherwise agree to or proffer to sell, divest, hold separate, lease, license, transfer, dispose of or otherwise encumber or impair or take any other action with respect to Stryker’s or any of its affiliates’ ability to own or operate any assets, properties, businesses or product lines of Stryker or any of its affiliates (including, for the avoidance of doubt, any securities of Entellus or its subsidiaries) or, except as would not have, individually or in the aggregate, a material adverse effect on Entellus and its subsidiaries, taken as a whole, any assets, properties, businesses or product lines of Entellus or any of its subsidiaries (provided that none of Stryker or any of its affiliates will be required to take any such action in connection with any action or proceeding by a third party other than a governmental authority and Entellus will not, and will not permit any of its subsidiaries to, unless requested by Stryker, commit to or effect any action contemplated by this paragraph or the preceding paragraph).

Indemnification of Directors and Officers; Insurance

Stryker and Merger Sub have agreed that all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the Effective Time existing as of December 7, 2017 in favor of the current or former directors or officers of Entellus as provided in our Certificate of Incorporation, Amended and Restated Bylaws or any indemnification contract between such directors or officers and Entellus (in each case, as in effect on the date of the Merger Agreement, and, in the case of any indemnification contracts, to the extent made available to Stryker prior to the date of the Merger Agreement) will survive the Merger and continue in full force and effect. For a period of 6 years from the Effective Time, the surviving corporation is required to, and Stryker will cause the surviving corporation to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of our Certificate of Incorporation and Amended and Restated Bylaws as in effect immediately prior to the Effective Time solely with respect to acts or omissions occurring prior to the Effective Time and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any of the current or former directors or officers of Entellus; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim. From and after the Effective Time, Stryker is required to guarantee and stand surety for, and is required to cause the surviving corporation to honor, in accordance with their respective terms, each of the covenants contained in the Merger Agreement related to the directors’ and officers’ indemnification and insurance.

Prior to the Effective Time, Entellus is required to or, if Entellus is unable to, Stryker will cause the surviving corporation as of or after the Effective Time to, purchase a 6-year prepaid “tail” policy, with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under Entellus’ existing policies of directors’ and officers’ liability insurance and fiduciary liability insurance, with respect to matters arising on or before the Effective Time (including in connection with the Merger Agreement and the transactions or actions contemplated by the Merger Agreement), and Stryker is required to cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the surviving corporation, and no other party will have any further obligation to purchase or pay for insurance hereunder; provided, however, that Entellus will not pay, and the surviving corporation will not be required to pay, in excess of 300% of the last annual premium paid by Entellus prior to the date of the Merger Agreement in respect of such “tail” policy. If Entellus or the surviving corporation for any reason fail to obtain such “tail” insurance policies prior to, as of or after the Effective Time, Stryker is required to, for a period of 6 years from the Effective Time, cause the surviving corporation to maintain in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by Entellus with respect to matters arising on or before the Effective Time; provided, further, however, that after the Effective Time, Stryker will not be required to pay annual premiums in excess of 300% of the last annual premium paid by Entellus prior to the date of the Merger Agreement in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount.

Miscellaneous Covenants

The Merger Agreement contains additional agreements among Entellus, Stryker and Merger Sub relating to, among other matters:

•	the filing by Entellus of this proxy statement with the SEC and cooperation in response to any comments from the SEC with respect to this proxy statement;

•	delivery of a consent executed by Merger Sub adopting the Merger Agreement;

•	notification upon the occurrence or non-occurrence of certain matters;

•	the coordination of press releases and other public announcements or filings relating to the transactions;

•	actions necessary to cause Merger Sub to perform its obligations under the Merger Agreement;

•	dispositions of Entellus common stock (including derivative securities with respect thereto) resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Entellus immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act;

•	the repayment and termination of Entellus’ existing credit agreement with Oxford Finance LLC and delivery of a payoff letter in connection therewith;

•	the delisting of Entellus and of the shares of Entellus common stock from the Nasdaq Stock Market and the deregistration of Entellus common stock under the Exchange Act;

•	anti-takeover statutes that become applicable to the transactions;

•	any litigation against Entellus and/or its directors or its executive officers relating to or in connection with the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement; and

•	delivery of resignations, upon Stryker’s request, executed by each director of Entellus and its subsidiaries effective as of the Effective Time.

Conditions to the Merger

The obligations of each of Entellus, Stryker and Merger Sub to consummate the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction or (to the extent permitted by law) waiver by Entellus and Stryker at or prior to the Effective Time of the following conditions:

•	Entellus shall have obtained the Required Stockholder Approval;

•	the expiration or termination of any applicable waiting period under the HSR Act; and

•	no governmental authority of competent jurisdiction issuing or entering any order, including any injunction, after December 7, 2017, and no law having been enacted or promulgated after December 7, 2017, in each case, that is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

The respective obligations of Stryker and Merger Sub to effect the Merger and the other transactions contemplated by the Merger Agreement are also subject to the satisfaction or (to the extent permitted by law) waiver by Stryker at or prior to the Effective Time of the following conditions:

•

certain representations and warranties of Entellus in the Merger Agreement made with respect to capitalization and certain capitalization-related matters (except for any de minimis inaccuracy), authority relative to the Merger Agreement, the Board approvals of the Merger Agreement and the

Merger, the Required Stockholder Approval, no violations of organizational documents of Entellus and its subsidiaries, absence of certain changes or events in respect of a Company Material Adverse Effect, the absence of the waiver of the closing conditions to Entellus’ completed acquisition of Spirox, Inc., takeover statutes, brokers and the opinion of Entellus’ financial advisor must be true and correct in all respects as of the date of the Merger Agreement and as of the Effective Time as if made at and as of the Effective Time (except that any such representation or warranty that is made as of a specified date must be so true and correct as of such specified date); certain representations and warranties of Entellus in the Merger Agreement made with respect to organization, certain security issuance matters, agreements regarding restrictions on securities, ownership of subsidiaries and dividends or distributions on securities (without giving effect to any materiality, Company Material Adverse Effect or similar qualifiers) must be true and correct in all material respects as of the date of the Merger Agreement and as of the Effective Time as if made at and as of the Effective Time (except that any such representation or warranty that is made as of a specified date must be so true and correct as of such specified date); all other representations and warranties of Entellus in the Merger Agreement (without giving effect to any materiality, Company Material Adverse Effect or similar qualifiers) must be true and correct in all respects as of the date of the Merger Agreement and as of the Effective Time as if made at and as of the Effective Time (except that any such representation or warranty that is made as of a specified date must be so true and correct as of such specified date), except where the failure to be true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect;

•	Entellus must have performed or complied in all material respects with all obligations required to be performed or complied with by it under the Merger Agreement on or prior to the Effective Time;

•	since the date of the Merger Agreement, there shall not have been any effect, change, development, event, circumstance, occurrence, condition, fact or state of facts that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

•	Stryker must have received a certificate by an executive officer of Entellus certifying that each of the conditions set forth in the preceding three bullet points have been satisfied; and

•	until October 7, 2018, the absence of any pending proceeding in a U.S. federal district court by any governmental authority against Entellus, Stryker, Merger Sub or any of their respective subsidiaries (other than a proceeding in which such court of competent jurisdiction has considered and denied a governmental authority’s motion for a preliminary injunction) seeking to (i) restrain or prohibit from retaining any portion of Stryker’s or Merger Sub’s assets or to restrain or prohibit from acquiring any material portion of Entellus, or to compel Stryker or Merger Sub to dispose of or hold separate any portion of the business or assets of Entellus, Stryker or their respective subsidiaries; (ii) challenging, seeking to restrain or prohibit the Merger or seeking to obtain damages or any other material remedy; (iii) seeking to impose material limitations on the ability of Merger Sub to consummate the Merger; or (iv) seeking to impose limitations on the ability of Merger Sub or Stryker to exercise full rights of ownership of the shares of Entellus common stock.

The obligations of Entellus to effect the Merger and the other transactions contemplated by the Merger Agreement are also subject to the satisfaction or (to the extent permitted by law) waiver by Entellus at or prior to the Effective Time of the following conditions:

•	the representations and warranties of Stryker and Merger Sub contained in the Merger Agreement (without giving effect to any materiality, Parent Material Adverse Effect or similar qualifiers) must be true and correct as of the date of the Merger Agreement and as of the Effective Time as if made at and as of the Effective Time (except that any such representation or warranty that is made as of a specified date must be so true and correct as of such specified date), except where the failure to be true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect;

•	Stryker and Merger Sub must have performed or complied in all material respects with each of their respective obligations required to be performed or complied with by them under the Merger Agreement on or prior to the Effective Time; and

•	Entellus will have received a certificate signed by an executive officer of Stryker certifying that each of the conditions set forth in the preceding two bullet points have been satisfied.

Termination

The Merger Agreement may be terminated at any time before the Effective Time, whether before or after the Required Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

•	by mutual written consent of Stryker and Entellus;

•	by either Stryker or Entellus if:

•	the Merger is not consummated on or before 5:00 p.m. (New York City time) on the Termination Date, and the terminating party’s failure to fulfill or comply with its obligations under the Merger Agreement is not the principal cause of or principally resulted in the failure to so consummate the Merger;

•	any governmental authority of competent jurisdiction has issued or entered any final and non-appealable order, or any law has been enacted or promulgated, that has the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or other transactions contemplated by the Merger Agreement, and the failure of the terminating party to perform or comply with any of its obligations under appropriate actions covenant of the Merger Agreement has not been the principal cause of or principally resulted in the issuance of such order; or

•	the Required Stockholder Approval has not been obtained upon a vote taken at the special meeting or any postponement or adjournment thereof;

•	by Entellus:

•	if Stryker or Merger Sub has breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in the Merger Agreement in a manner that (i) in the case of Entellus, results in the failure of its conditions to consummate the Merger being satisfied or (ii) such breach is not capable of being cured by the Termination Date, or if capable of being cured, is not cured by Stryker or Merger Sub on or before the earlier of the Termination Date or within 30 days of written notice to the party committing such breach or failing to perform of such breach or failure to perform; or

•	before receipt of the Required Stockholder Approval, in order to enter into a definitive agreement with respect to a Company Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, its obligations in respect of Company Superior Proposals described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement, and Entellus pays Stryker the termination fee described below;

•	by Stryker if:

•	Entellus has breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement in a manner that (i) in the case of Stryker and Merger Sub, results in the failure of its conditions to consummate the Merger being satisfied or (ii) such breach is not capable of being cured by the Termination Date, or if capable of being cured, is not cured by Entellus on or before the earlier of the Termination Date or within 30 days of written notice to Entellus of such breach or failure to perform;

•	the Board makes a Company Adverse Recommendation Change or fails to include the Company Recommendation in the proxy statement; or

•	Entellus or the Board, as applicable, (i) materially breaches its non-solicitation obligations under the Merger Agreement, (ii) fails to publicly reaffirm the Company Recommendation within 10 business days of receipt of a written request by Stryker to provide such reaffirmation following public disclosure of any Company Acquisition Proposal or (iii) fails to recommend against any Company Acquisition Proposal that is a tender or exchange offer within 10 business days after its commencement.

Termination Fee; Certain Stryker Expenses

Entellus must pay to Stryker a termination fee of $20.5 million in the event that:

•	the Merger Agreement is terminated by (i) either Stryker or Entellus because the Merger has not been consummated by the Termination Date or the Required Stockholder Approval has not been obtained upon a vote taken at the special meeting or any postponement or adjournment thereof or (ii) Stryker because Entellus breaches any representation, warranty, covenant or agreement of the Merger Agreement and fails to timely cure such breach if curable, and:

•	(1) a Company Acquisition Proposal has been publicly disclosed and not publicly withdrawn at least 3 business days prior to the special meeting (in the case of termination for failure to obtain the Required Stockholder Approval under clause (i)) or (2) is otherwise known to the Board and not withdrawn (publicly, if publicly disclosed) (in the case of termination under clause (ii) or for failure to consummate the Merger by the Termination Date under clause (i)), and

•	within 12 months of such termination under clause (i) or (ii), a Company Acquisition Proposal is consummated or Entellus enters into a definitive agreement with respect to any Company Acquisition Proposal (with references to “15%” in the definition of Company Acquisition Proposal deemed references to “50%” for purposes of this bullet and the preceding three bullets);

•	Entellus terminates the Merger Agreement before receipt of the Required Stockholder Approval in order to enter into a definitive agreement with respect to a Company Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, its obligations in respect of Company Superior Proposals described under “The Merger Agreement—Other Covenants and Agreements—No Solicitation; Company Acquisition Proposals” beginning on page 84 of this proxy statement; or

•	the Merger Agreement is terminated by Stryker because (i) the Board makes a Company Adverse Recommendation Change or fails to include the Company Recommendation in the proxy statement, or (ii) Entellus or the Board, as applicable, (1) materially breaches its non-solicitation obligations under the Merger Agreement, (2) fails to publicly reaffirm the Company Recommendation within 10 business days of receipt of a written request by Stryker to provide such reaffirmation following public disclosure of any Company Acquisition Proposal or (3) fails to recommend against any Company Acquisition Proposal that is a tender or exchange offer within 10 business days after its commencement.

In the event the Merger Agreement is terminated by either Stryker or Entellus following the failure to obtain the Required Stockholder Approval upon a vote taken at the special meeting or any postponement or adjournment thereof, Entellus is required to pay Stryker the reasonable and documented out-of-pocket costs and expenses incurred in connection with the financing of the transactions contemplated by the Merger Agreement and fees and expenses of counsel, accountants, investment bankers, experts and consultants incurred by Stryker and Merger Sub in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement in an amount not to exceed $6.6 million. The payment of such expenses does not affect Stryker’s right to receive the termination fee that might otherwise be due as described immediately above, but will reduce on a dollar-for-dollar basis such termination fee. In no event will Entellus be required to pay the termination fee more than once.

In the event Stryker actually receives the termination fee described above, together with any applicable expense reimbursement described immediately above, Entellus will have no further liability to Stryker or Merger

Sub under the Merger Agreement except in certain limited circumstances arising from, among other things, the existing confidentiality agreement between Entellus and Stryker and the expense provision of the Merger Agreement summarized directly below, and as provided in the sentence that immediately follows this sentence. In the event that the termination fee described above is paid to Stryker, Stryker will have the right to refund such termination fee in its entirety within 10 business days of Stryker’s receipt of it, and if Stryker does so, Stryker and Merger Sub will be entitled to all rights and remedies contemplated by the Merger Agreement following any termination thereof, including those arising from any liability or damages resulting from any material and intentional breach of the Merger Agreement or fraud by Entellus. For purposes of the Merger Agreement, “material and intentional breach” means an action or omission taken or omitted to be taken that the breaching party intentionally takes (or fails to take) and knows would, or knows would reasonably be expected to, cause a material breach of the Merger Agreement.

Expenses Generally

Except as provided under the termination fee provisions of the Merger Agreement summarized immediately above, whether or not the Merger or the transactions contemplated by the Merger Agreement are consummated, all expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring such expenses.

Specific Performance

The parties to the Merger Agreement are entitled (in addition to any other remedy to which they may be entitled in law or equity) to an injunction, specific performance or other equitable relief to prevent breaches or threatened breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement.

Amendments; Waiver

The Merger Agreement may be amended by mutual agreement of the parties thereto in writing at any time before or after receipt of the Required Stockholder Approval, except that no amendment may be made after receipt of the Required Stockholder Approval if such amendment would require, in accordance with applicable law or the rules of any stock exchange, further approval of the Entellus stockholders without such further approval of the Entellus stockholders nor any amendment or change not permitted under applicable law.

At any time before the Effective Time, subject to applicable law, any party to the Merger Agreement may (i) extend the time for the performance of any of the obligations or other acts of any other party thereto; (ii) waive any inaccuracies in the representations and warranties of the other party contained in the Merger Agreement or in any document delivered pursuant thereto; and (iii) waive compliance by any other party to the Merger Agreement with any of the agreements or conditions of such party contained therein. Any agreement to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of the applicable parties.

Governing Law and Jurisdiction

The Merger Agreement and all legal, administrative and other similar proceedings or actions (whether based on contract, tort or otherwise) arising out of or relating to the Merger Agreement or the actions of the parties to the Merger Agreement in the negotiation, administration, performance and enforcement of the Merger Agreement, will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Each of the parties to the Merger Agreement, with respect to any legal claim or proceeding arising out of the Merger Agreement or the transactions contemplated thereby, among other things, expressly and irrevocably agrees to submit, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) and agrees that it will not bring any claim or proceeding relating to the Merger Agreement or the transactions contemplated thereby except in such courts.

PROPOSAL NO. 1: APPROVAL OF THE MERGER PROPOSAL

The Merger Proposal

We are asking you to approve a proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, which we refer to as the “Merger Proposal.” For a detailed discussion of the terms and conditions of the Merger Agreement, see “The Merger Agreement” beginning on page 75 of this proxy statement. A copy of the Merger Agreement is attached to this proxy statement as Appendix A. See also “The Merger” beginning on page 31 of this proxy statement.

Vote Required

As described under “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 41 of this proxy statement, after considering various factors described in such section, the Board has unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of Entellus and our stockholders. The Board has unanimously approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, and the Board unanimously recommends that you vote “FOR” the Merger Proposal.

Under Delaware law, approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Merger Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the Merger Proposal.

PROPOSAL NO. 2: ADJOURNMENT OF THE SPECIAL MEETING

The Adjournment Proposal

We are asking you to approve a proposal to approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the special meeting, which we refer to as the “Adjournment Proposal.” If our stockholders approve the Adjournment Proposal, we could adjourn the special meeting to any date and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger Proposal such that the Merger Proposal would be defeated, we could adjourn the special meeting without a vote on the Merger Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Proposal. In addition, the Board (or the chairperson of the special meeting) could postpone the special meeting before it commences, including if under our Amended and Restated Bylaws a quorum is not present for the meeting.

Notwithstanding the foregoing, under the Merger Agreement, Entellus may adjourn or postpone the special meeting without Stryker’s consent only in certain specified circumstances as described further under “The Merger Agreement—Other Covenants and Agreements—Company Stockholder Meeting and Related Actions” beginning on page 87 of this proxy statement.

If the special meeting is adjourned or postponed to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use at the special meeting as adjourned or postponed. If a stockholder signs and returns a proxy and does not indicate how he, she or it wishes to vote on any proposal, or if such stockholder signs and returns a proxy and indicates a vote in favor of the Merger Proposal but does not indicate a choice on the Adjournment Proposal, such stockholder’s shares of our common stock will be voted in favor of the Adjournment Proposal. However, if such stockholder indicates a vote against the Merger Proposal, such stockholder’s shares of our common stock will only be voted in favor of the Adjournment Proposal if he, she or it indicates a vote in favor of the Adjournment Proposal. Entellus does not intend to call a vote on the Adjournment Proposal if the Merger Proposal is approved at the special meeting.

The vote on the adjournment proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote not to approve the Adjournment Proposal and vice versa.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of our common stock representing a majority of the votes cast (excluding abstentions), either in person or by proxy, and entitled to vote at the special meeting.

The Board believes that it is in the best interests of Entellus and our stockholders to be able to adjourn the special meeting if necessary or appropriate for the purpose of soliciting additional proxies in respect of the Merger Proposal if there are insufficient votes to approve the Merger Proposal at the time of the special meeting.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

MARKET PRICES AND DIVIDEND DATA

Entellus common stock has been listed on the Nasdaq Global Market under the symbol “ENTL” since January 29, 2015. The table below sets forth, for the periods indicated, the range of high and low closing prices per share for our common stock as reported by the Nasdaq Global Market.

	High	Low
2018
1st Quarter (through January 5, 2018)	$24.57	$23.94

	High	Low
2017
1st Quarter	$20.27	$12.31
2nd Quarter	$16.94	$11.47
3rd Quarter	$18.80	$15.40
4th Quarter	$25.58	$14.96

	High	Low
2016
1st Quarter	$18.40	$13.92
2nd Quarter	$19.50	$13.72
3rd Quarter	$22.45	$17.06
4th Quarter	$22.63	$16.18

	High	Low
2015
1st Quarter (starting January 29, 2015)	$24.91	$19.00
2nd Quarter	$28.81	$20.54
3rd Quarter	$26.75	$17.72
4th Quarter	$22.16	$14.72

As of                     , 2018, there were                 shares of our common stock outstanding, held by approximately             stockholders of record.

We have never declared or paid any cash dividends on our capital stock, and we do not currently intend to pay, nor under the Merger Agreement may we pay without the prior written consent of Stryker, any cash dividends on our capital stock in the foreseeable future.

On December 6, 2017, the last trading day before we publicly announced the execution of the Merger Agreement, the high and low sale prices for our common stock as reported on Nasdaq Global Market were $16.25 and $15.94 per share, respectively. The closing price of our common stock on the Nasdaq Global Market on December 6, 2017 was $16.01 per share.

On                     , 2018, the latest practicable trading day before the printing of this proxy statement, the closing price of our common stock on the Nasdaq Global Market was $             per share. You are encouraged to obtain current market quotations for Entellus common stock.

As soon as reasonably practicable following the Merger, there will be no further market for Entellus common stock and our common stock will cease trading on and be delisted from the Nasdaq Global Market and deregistered under the Exchange Act. As a result, following the Merger and such deregistration, we will no longer file periodic reports with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of January 2, 2018, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of January 2, 2018 through the exercise of any stock option, warrants or other rights or the vesting of any restricted stock unit awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 25,647,935 shares of our common stock outstanding as of January 2, 2018. Shares of our common stock that a person has the right to acquire within 60 days of January 2, 2018 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group including for purposes of the percentage ownership of Stryker below in connection with the Voting Agreements. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Entellus Medical, Inc., 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447.

Class of Securities	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
	5% Stockholders:
Common Stock	Essex Woodlands Health Ventures(1) 21 Waterway Avenue Suite 225 The Woodlands, Texas 77380	3,231,656	12.6%
Common Stock	Split Rock Partners, LP(2) 10400 Viking Drive Suite 250 Eden Prairie, Minnesota 55344	3,156,731	12.3%
Common Stock	SV Life Sciences(3) One Boston Place 201 Washington Street Suite 3900 Boston, Massachusetts 02108	2,956,456	11.5%
Common Stock	KKR Health Care I, LLC(4) 9 West 57th Street, Suite 4200 New York, New York 10019	1,405,372	5.5%
Common Stock	Sand Grove Capital Management LLP(5) 4th Floor, 35 Dover Street London, X0 W1S 4NQ	1,320,856	5.1%
Common Stock	Stryker Corporation(6) 2825 Airview Boulevard Kalamazoo, Michigan 49002	9,753,548	35.7%
	Directors and Named Executive Officers:
Common Stock	Brian E. Farley(7)	555,154	2.1%
Common Stock	John K. Bakewell(7)	22,500	*
Common Stock	Joshua Baltzell(7)	26,600	*
Common Stock	David B. Milne(7)	25,000	*
Common Stock	Shawn T McCormick(7)	27,941	*
Common Stock	James C. Momtazee(7)	1,250	*
Common Stock	Guido Neels(7)	40,000	*
Common Stock	Douglas S. Rohlen(7)	38,534	*
Common Stock	Robert S. White(7)	692,568	2.6%
Common Stock	Brent A. Moen(7)	55,787	*
Common Stock	James D. Surek(7)(8)	—	—
Common Stock	All directors and executive officers as a group (13 persons)	1,533,568	5.7%

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)

Based on a Form 4 filed by Essex Woodlands Health Ventures on January 31, 2017 and other information known by Entellus. Represents shares held by Essex Woodlands Health Ventures Fund VIII, L.P., Essex Woodlands Health Ventures Fund VIII-A, L.P. and Essex Woodlands Health Ventures Fund VIII-B, L.P. (collectively, referred to as the “Essex Stockholders”). Essex Woodlands Health Ventures

VIII, L.P., a Delaware limited partnership, is the general partner of each of these funds (referred to as the “Partnership”) and Essex Woodlands Health Ventures VIII, LLC, a Delaware limited liability company, is the general partner of the Partnership (referred to as the “General Partner”). Martin P. Sutter, Immanuel Thangaraj, Petri Vainio, Jeff Himawan, Ronald W. Eastman, Guido Neels and Steve Wiggins are the managers of the General Partner (each referred to as a “Manager” and collectively referred to as the “Managers”). The Partnership is deemed to have sole voting and dispositive power with respect to the shares held by each of the funds affiliated with Essex Woodlands Health Ventures. The Managers are deemed to have shared voting and dispositive power with respect to the shares held by each of the Essex Stockholders by unanimous consent and through the Partnership. Each Manager disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

The address of the funds affiliated with Essex Woodlands Health Ventures is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.

(2)	Based solely on a Schedule 13D filed by Split Rock Partners, LP on February 11, 2015. Voting and investment power over the shares is delegated to Split Rock Partners Management, LLC, the general partner of Split Rock Partners, LP. Split Rock Partners Management, LLC has delegated voting and investment power to three individuals, Michael Gorman, James Simons and David Stassen, who require a two-thirds vote to act. Split Rock Partners Management, LLC disclaims beneficial ownership of the shares except to the extent of any pecuniary interest therein.

(3)	Based solely on a Schedule 13D/A filed by SV Life Sciences, et al. on December 11, 2017. Represents shares held by: (i) SV Life Sciences Fund IV, L.P. (referred to as “Fund IV”); (ii) SV Life Sciences Fund IV Strategic Partners, L.P. (referred to as “Fund IV Strategic” and, together with Fund IV, referred to as the “Fund IV Entities”); (iii) International Life Sciences Fund III (LP1), L.P. (referred to as “ILSF LP1”); (iv) International Life Sciences Fund III Co-Investment, L.P. (referred to as “ILSF Co-Invest”); and (v) International Life Sciences Fund III Strategic Partners, L.P. (referred to as “ILSF Strategic” and the funds in clauses (iii)-(v) collectively referred to as the “Fund III Entities”).

International Life Sciences Fund III (GP), L.P. (referred to as “Fund III GP”) is the general partner of each of: (i) ILSF LP1, (ii) ILSF Co-Invest and (iii) ILSF Strategic. ILSF III, LLC (referred to as the “ILSF General Partner”) is the general partner of Fund III GP and, through an investment committee comprised of James Garvey, Kate Bingham, Eugene D. Hill, III and Michael Ross controls voting and investment decisions over the Issuer’s shares held by the Fund III Entities by majority vote. Each member of the investment committee of ILSF General Partner disclaims beneficial ownership over the Shares held by the Fund III Entities except to the extent of any pecuniary interest therein. Each of ILSF General Partner and Fund III GP disclaim beneficial ownership over the Shares held by the Fund III Entities except to the extent of their respective pecuniary interest therein.

SV Life Sciences Fund IV (GP), L.P. (referred to as “Fund IV GP”) is the general partner of each of Fund IV and Fund IV Strategic. SVLSF IV, LLC (referred to as the “SVLS General Partner”) is the general partner of Fund IV GP and, through an investment committee comprised of James Garvey, Kate Bingham, Eugene D. Hill, III and Michael Ross controls voting and investment decisions over the shares held by the Fund IV Entities by a majority vote. Each member of the investment committee of SVLS General Partner disclaims beneficial ownership over the shares held by the Fund IV Entities except to the extent of any pecuniary interest therein. Each of SVLS General Partner and Fund IV GP disclaim beneficial ownership over the shares held by the Fund IV Entities except to the extent of their respective pecuniary interest therein.

The address of each of the Fund III Entities and each of the Fund IV entities is One Boston Place, Suite 3900, 201 Washington Street, Boston, Massachusetts 02108.

(4)	Based solely on a Schedule 13D/A filed by KKR Health Care I, LLC on December 11, 2017. Each of KKR Fund Holdings L.P. (as the managing member of KKR Health Care I, LLC), KKR Fund Holdings GP Limited (as a general partner of KKR Fund Holdings L.P.), KKR Group Holdings L.P. (as a general partner of KKR Fund Holdings L.P. and the sole shareholder of KKR Fund Holdings GP Limited), KKR Group Limited (as the general partner of KKR Group Holdings L.P.), KKR & Co. L.P. (as the sole shareholder of KKR Group Limited), KKR Management LLC (as the general partner of KKR & Co. L.P.) and Messrs. Kravis and Roberts (as the designated members of KKR Management LLC) may be deemed to share voting and investment control with respect to shares of our common stock beneficially owned directly by KKR Health Care I, LLC, and each disclaims beneficial ownership of such shares of common stock.

(5)	Based solely on a Schedule 13D filed by Sand Grove Capital Management LLP on December 29, 2017. Sand Grove Management LLP has sole voting and dispositive power over the shares held by Sand Grove Capital Management LLP.

(6)	Based solely on Schedule 13D filed by Stryker on December 18, 2017, reporting beneficial ownership solely because Stryker may be deemed to have shared beneficial ownership of such shares of Entellus common stock as a result of certain provisions contained in the Voting Agreements described under “The Merger—Voting Agreements” beginning on page 66 of this proxy statement. Pursuant to Rule 13d-4 under the Exchange Act, neither the filing of the foregoing Schedule 13D nor any of its content shall be deemed to have constituted an admission by Stryker that it is the beneficial owner of any Entellus common stock for purposes of Section 13(d) of the Exchange Act, or for any other purpose, and such beneficial ownership is thereby expressly disclaimed. The calculation of the 35.7% beneficial ownership is based on 9,753,548 shares of Entellus common stock over which Stryker may be deemed to have shared beneficial ownership as a result of certain provisions contained in the Voting Agreements, including 1,559,982 shares of Entellus common stock issuable upon the vesting and exercise of options held by certain of the stockholders party to such agreements and 140,579 shares of Entellus common stock issuable upon the settlement of restricted stock unit awards granted by Entellus to such stockholders.

(7)	Includes for the persons listed below the following shares of our common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of January 2, 2018 and shares of our common stock issuable upon the vesting of restricted stock unit awards within 60 days of January 2, 2018:

Name	Options	Restricted Stock Unit Awards
Brian E. Farley	265,911	—
John K. Bakewell	22,500	—
Joshua Baltzell	23,750	—
Shawn T McCormick	25,000	—
David B. Milne	25,000	—
James C. Momtazee	1,250	—
Guido Neels	25,000	—
Douglas S. Rohlen	1,250	—
Robert S. White	664,398	9,500
Brent A. Moen	47,812	1,875
James D. Surek	—	—
All directors and executive officers as a group (13 persons)	1,133,556	19,318

(8)	Mr. Surek resigned effective January 5, 2017.

FUTURE STOCKHOLDER PROPOSALS

If the Merger is consummated, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the Merger is not consummated, our stockholders will continue to be entitled to attend and participate in meetings of our stockholders.

We intend to hold an Annual Meeting of Stockholders in 2018 only if the Merger is not consummated. For timing of stockholder proposals relating to our 2018 Annual Meeting of Stockholders, please see our proxy statement for our 2017 Annual Meeting of Stockholders that was filed with the SEC on April 26, 2017.

Stockholders who intended to have a proposal included in our proxy materials for presentation at our 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act were required to submit the proposal to our Secretary at our offices at 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447, in writing by December 27, 2017. Any additional proposals must comply with and are subject to the requirements and restrictions below.

Stockholders intending to present a proposal at our 2018 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2018 Annual Meeting of Stockholders no earlier than the close of business on February 13, 2018 and no later than the close of business on March 15, 2018. The notice must contain the information required by our Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2018 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 13, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting of Stockholders and not later than the close of business of the 90th day prior to the 2018 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Except as otherwise set forth above, proposals should be addressed to:

Entellus Medical, Inc.

Attention: Corporate Secretary

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following Entellus filings with the SEC are incorporated by reference:

•	Entellus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 22, 2017;

•	Entellus’ Quarterly Reports on Form 10-Q for fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, filed with the SEC on May 5, 2017, August 4, 2017 and November 3, 2017, respectively; and

•	Entellus’ Current Reports on Forms 8-K and 8-K/A filed with the SEC on April 6, 2017, April 12, 2017, May 3, 2017, June 14, 2017, July 7, 2017, July 14, 2017, August 3, 2017, August 8, 2017, September 25, 2017, November 1, 2017, December 7, 2017 and January 4, 2018 (other than the portions of such documents not deemed to be filed).

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement and therefore is not incorporated by reference herein.

You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Entellus through the Investor Relations section of our website, www.entellusmedical.com, and the “Financial Information—SEC Filings” section therein.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Entellus Medical, Inc.

Attn: Corporate Secretary

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

(763) 463-1595

If you would like to request documents from us, please do so by                     , 2018, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail or another equally prompt method, within 1 business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, www.entellusmedical.com, and the “Financial Information—SEC Filings” section therein. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions about this proxy statement, the special meeting or the Merger or need assistance with voting procedures, you should contact our proxy solicitor or us at:

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

or

Entellus Medical, Inc.

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

Attention: Investor Relations

ir@entellusmedical.com

MISCELLANEOUS

Entellus has supplied all information relating to Entellus, and Stryker has supplied, and Entellus has not independently verified, all of the information relating to Stryker and Merger Sub contained in “Summary—The Companies” beginning on page 11 of this proxy statement and “The Companies” beginning on page 22 of this proxy statement.

You should not send in your Entellus stock certificates until you receive transmittal materials after the Merger is consummated.

You should rely only on the information contained in this proxy statement, the appendices to this proxy statement and the documents we refer to in this proxy statement to vote on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated                     , 2018. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Your vote is very important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Brent A. Moen

Chief Financial Officer and Secretary

Plymouth, Minnesota

                    , 2018

Appendix A

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

by and among

STRYKER CORPORATION,

EXPLORER MERGER SUB CORP.

and

ENTELLUS MEDICAL, INC.,

Dated as of December 7, 2017

Article I

A-i

A-ii

APPENDICES AND EXHIBITS

Appendix A	Definitions
Exhibit A	Form of Voting Agreement
Exhibit B	Certificate of Incorporation

A-iii

INDEX OF DEFINED TERMS

Term	Section
Acceptable Confidentiality Agreement	Appendix A
ACS 401(k) Plan	5.9(c)
Affiliate	Appendix A
Agreement	Preamble
Anti-Corruption Laws	3.21
Antitrust Laws	3.5(b)
Applicable Company Subsidiary	Appendix A
Applicable Company Subsidiary Acquisition Closing	Appendix A
Applicable Subsidiary Acquisition Agreement	Appendix A
Benefit Plan	3.12(a)
Book-Entry Shares	2.1(a)(ii)
Business Day	Appendix A
Bylaws	3.1
Canceled Shares	2.1(a)(i)
Capitalization Date	3.2(a)
Certificate of Incorporation	3.1
Certificate of Merger	1.3
Certificates	2.1(a)(ii)
Closing	1.2
Closing Date	1.2
COBRA	3.12(g)
Code	Appendix A
Company	Preamble
Company Acquisition Proposal	Appendix A
Company Adverse Recommendation Change	5.5(c)
Company Board	Recitals
Company Common Stock	2.1(a)(i)
Company Disclosure Letter	Appendix A
Company Equity Awards	Appendix A
Company Equity Plans	Appendix A
Company ESPP	Appendix A
Company Intellectual Property	Appendix A
Company Intervening Event	Appendix A
Company Leased Real Property	3.17(b)
Company Licensed IP	Appendix A
Company Material Adverse Effect	Appendix A
Company Material Contract	3.15(a)
Company Option	Appendix A
Company Option Grant Date	3.2(b)
Company Owned IP	Appendix A
Company Owned Real Property	3.17(a)
Company Permits	3.10(a)
Company Preferred Stock	3.2(a)
Company Real Property	3.17(b)
Company Recommendation	Appendix A
Company Registered IP	Appendix A
Company RSU Award	Appendix A
Company SEC Documents	3.6(a)
Company Stockholder Approval	3.4

A-iv

Term	Section
Company Stockholders’ Meeting	5.2(b)
Company Superior Proposal	Appendix A
Company Termination Fee	Appendix A
Confidentiality Agreement	Appendix A
Consent	3.5(b)
Continuing Employee	5.9(a)
Contract	Appendix A
Control	Appendix A
Controlled Group Liability	3.12(a)
Copyrights	Appendix A
Customs & International Trade Authorizations	Appendix A
Customs & International Trade Laws	Appendix A
D&O Indemnified Parties	5.6(a)
Delaware Secretary of State	Appendix A
DGCL	Recitals
Dissenting Shares	2.6
Divestiture Action	5.3(d)
Effective Time	1.3
Environmental Laws	Appendix A
ERISA	3.12(a)
ERISA Affiliate	3.12(a)
ESPP Option	Appendix A
ESPP Option Price	Appendix A
Exchange Act	Appendix A
Exercise Date	Appendix A
Existing Credit Agreement	Appendix A
FCPA	Appendix A
FDA	3.23(a)
FDA Laws	Appendix A
Federal Health Care Program	3.24(b)
Federal Health Care Program Laws	3.24(c)
Federal Privacy and Security Regulations	3.24(e)
Foreign Benefit Plan	3.12(a)
GAAP	Appendix A
Governmental Authority	Appendix A
Hazardous Materials	Appendix A
HIPAA	3.24(c)
HSR Act	Appendix A
Indebtedness	Appendix A
Intellectual Property	Appendix A
Intellectual Property Agreement	Appendix A
IRS	Appendix A
Knowledge	Appendix A
Labor Agreement	3.13(a)
Law	Appendix A
Lease	3.17(b)
Lien	Appendix A
Merger	Recitals
Merger Consideration	2.1(a)(ii)
Merger Sub	Preamble
Merger Sub Board	Recitals

A-v

Term	Section
Multiemployer Pension Plans	3.12(a)
NASDAQ	Appendix A
New Exercise Date	2.3(d)
OFAC	Appendix A
Offering Period	Appendix A
Option Consideration	2.3(a)
Order	Appendix A
Oxford Warrants	Appendix A
Parent	Preamble
Parent 401(k) Plan	5.9(c)
Parent Common Stock	Appendix A
Parent Expenses	7.3(b)
Parent Material Adverse Effect	4.1
Parent Organizational Documents	Appendix A
Patents	Appendix A
Paying Agent	2.2(a)
Payoff Letter	5.12
Pension Plans	3.12(a)
Permitted Lien	Appendix A
Person	Appendix A
Proceedings	Appendix A
Proxy Statement	3.11
Registrations	Appendix A
Regulatory Authority	Appendix A
Release	Appendix A
Representative	Appendix A
RSU Consideration	2.3(b)
Sanctioned Country	Appendix A
Sanctioned Person	Appendix A
Sanctions	Appendix A
Sarbanes-Oxley Act	Appendix A
SEC	Appendix A
Securities Act	Appendix A
Security	Appendix A
Software	Appendix A
SSA	3.24(b)
Subsidiary	Appendix A
Surviving Corporation	1.1
Tax	Appendix A
Tax Returns	Appendix A
Taxes	Appendix A
Termination Date	7.1(b)(i)
Trade Secrets	Appendix A
Trademarks	Appendix A
Trading Day	Appendix A
Treasury Regulations	Appendix A
Voting Agreement	Recitals
WARN Act	3.13(a)

A-vi

THIS AGREEMENT AND PLAN OF MERGER, (this “Agreement”), dated as of December 7, 2017, is made by and among Stryker Corporation, a Michigan corporation (“Parent”), Explorer Merger Sub Corp., a Delaware corporation and a direct or indirect wholly owned Subsidiary of Parent (“Merger Sub”), and Entellus Medical, Inc., a Delaware corporation (the “Company”). Defined terms used in this Agreement have the respective meanings ascribed to them herein.

W I T N E S S E T H:

WHEREAS, the respective boards of directors of Parent, the Company (the “Company Board”) and Merger Sub (the “Merger Sub Board”) have unanimously approved and, in the case of the Company Board and the Merger Sub Board, declared advisable and in the best interests of their respective stockholders, this Agreement and the transactions contemplated by this Agreement, including the merger of Merger Sub with and into the Company, with the Company surviving as a direct or indirect wholly owned Subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”);

WHEREAS, the Company Board has, subject to Sections 5.5(d) and 5.5(e), unanimously resolved to recommend that the Company’s stockholders approve the adoption of this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, each of Parent and certain stockholders of the Company, including certain directors and officers of the Company who are stockholders of the Company, have entered into a voting agreement in the form attached as Exhibit A hereto (the “Voting Agreement”) pursuant to which, and subject to the terms thereof, among other things, the foregoing stockholders agreed to vote the shares of Company Common Stock beneficially owned by each of them in favor of the adoption of this Agreement and approval of the Merger and the transactions contemplated hereby;

WHEREAS, each of Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger and a direct or indirect wholly owned Subsidiary of Parent (the “Surviving Corporation”).

Section  1.2 The Closing. Subject to the provisions of Article VI, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m. (local time) on a date to be specified by the parties hereto, but no later than the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to in writing by the parties hereto (such date being the “Closing Date”). The Closing shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois.

Section 1.3 Effective Time. Concurrently with the Closing, the Company shall cause an appropriate certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed and filed with the Delaware Secretary of State as provided under the DGCL. The Merger shall become effective at the time the Certificate of Merger has been duly filed with the Delaware Secretary of State or at such other date and time as is agreed between Parent and the Company and specified in the Certificate of Merger (such date and time being hereinafter referred to as the “Effective Time”). The Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL.

Section 1.4 Certificate of Incorporation; Bylaws.

(a) At the Effective Time, the Certificate of Incorporation, as in effect immediately prior to the Effective Time, shall, by virtue of the Merger, be amended and restated in its entirety as set forth in Exhibit B hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation, until thereafter amended as provided by Law and such certificate of incorporation.

(b) At the Effective Time, Parent shall take such action necessary to change the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, to be the bylaws of the Surviving Corporation, except as to the name of the Surviving Corporation, which shall be “Entellus Medical, Inc.”, until thereafter amended as provided by Law, the certificate of incorporation of the Surviving Corporation and such bylaws.

Section 1.5 Board of Directors; Officers. The members of the board of directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the members of the board of directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, in each case to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected, designated or qualified.

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Section 2.1 Effect on Securities.

(a) Effect of Merger. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any Securities of the Company or Merger Sub:

(i) Cancellation of Company Securities. Each share of common stock, $0.001 par value per share, of the Company (the “Company Common Stock”) held by the Company as treasury stock or held directly by Parent or any Subsidiary of Parent (including Merger Sub) immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof (such shares, “Canceled Shares”).

(ii) Conversion of Company Securities. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Canceled Shares and Dissenting Shares) shall be converted into the right to receive, in accordance with the terms of this Agreement, $24.00 per share in cash, without interest (such amount of cash, the “Merger Consideration”). Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 2.1(a)(ii) shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”), which immediately prior to the Effective Time represented such Company Common Stock, shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 2.2, the Merger Consideration.

(iii) Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.01 per share, of the Surviving Corporation and constitute the only outstanding shares of capital stock of the Surviving Corporation.

(b) Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number or type of outstanding shares of Company Common Stock shall occur as a result of a reclassification, recapitalization, exchange, stock split (including a reverse stock split) or combination or readjustment of shares or any stock dividend or stock distribution with a record date during such period, the Merger Consideration and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.1(b) shall be construed to permit the Company to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

Section 2.2 Surrender of Certificates.

(a) Designation of Paying Agent; Deposit of Funds. Prior to the Closing, Parent shall enter into a customary paying agent agreement with a nationally recognized financial institution designated by Parent that is reasonably acceptable to the Company (the “Paying Agent”) for the payment of the Merger Consideration as provided in Section 2.1(a)(ii). At or prior to the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent, for payment in accordance with this Article II through the Paying Agent, cash in an amount necessary to pay the aggregate Merger Consideration. Such funds shall be invested by the Paying Agent as directed by Parent or the Surviving Corporation pending payment thereof by the Paying Agent to the holders of the shares of Company Common Stock, provided, however, that no such investment or loss thereon shall affect the amounts payable to the holders of the shares of Company Common Stock pursuant to Section 2.1(a)(ii) and to the extent of any such loss, Parent shall fund additional cash amounts to the Paying Agent to enable payment of such amounts. Earnings from such investments shall be the sole and exclusive property of Parent and the Surviving Corporation, and no part of such earnings shall accrue to the benefit of holders of shares of Company Common Stock.

(b) Promptly following the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares to the Paying Agent, and which shall be in the form and have such other customary provisions as Parent may reasonably specify) and (ii) instructions (which instructions shall be in the form and have such other customary provisions as Parent may reasonably specify) for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for cash in an amount equal to the Merger Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificates or Book-Entry Shares.

(c) Upon surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share for cancellation to the Paying Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay and deliver in exchange therefor as promptly as reasonably practicable, cash in an amount equal to the Merger Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificate or Book-Entry Shares. Until surrendered as contemplated by this Section 2.2(c), each Certificate or Book-Entry Share shall be deemed, from and after the Effective Time, to represent only the right to receive the Merger Consideration as contemplated by this

Section 2.2(c). The Paying Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the cash payable upon the surrender of the Certificates or Book-Entry Shares.

(d) Unregistered Transfers. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration may be made to a Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer (and accompanied by all documents reasonably required by the Paying Agent) or such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.

(e) Termination of Fund. Any portion of the funds made available to the Paying Agent which remains undistributed to the holders of the Certificates or Book-Entry Shares twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation or its designee upon demand, and any such holders prior to the Merger who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation as general creditor thereof for payment of their claims for Merger Consideration.

(f) No Liability. None of Parent, Merger Sub, the Company or the Paying Agent shall be liable to any Person in respect of any Merger Consideration delivered to a Governmental Authority pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Book-Entry Share shall not have been surrendered immediately prior to the date on which any Merger Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority under applicable Law, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of all claims or interest of any Person previously entitled thereto.

(g) Withholding. Parent, the Company, the Surviving Corporation, any of their applicable Subsidiaries and the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration and any amounts otherwise payable pursuant to this Agreement such amounts as Parent, the Company, the Surviving Corporation, any of their applicable Subsidiaries or the Paying Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable Tax Law. Any amounts so withheld and paid over to an applicable Governmental Authority as required by applicable Law shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, the Company, the Surviving Corporation, any of their applicable Subsidiaries or the Paying Agent.

Section 2.3 Company Equity Awards.

(a) Treatment of Company Options. Neither Parent nor Merger Sub shall assume any Company Option or substitute for any Company Option any similar award for Parent Common Stock in connection with the Merger and any of the other transactions contemplated by this Agreement. At the Effective Time, each Company Option that is outstanding and unexercised immediately prior thereto, whether vested or unvested, shall by virtue of the Merger and without any action on the part of any holder of any Company Option be cancelled and converted into the right to receive from the Company at the Effective Time a cash payment (without interest) equal to (i) the product of (A) the excess, if any, of (1) the Merger Consideration over (2) the per share exercise price of such Company Option, and (B) the number of shares of Company Common Stock subject to such Company Option as of the Effective Time (the “Option Consideration”), less (ii) any applicable withholding or other Taxes or other amounts required by applicable Law to be withheld. As of the Effective Time, all Company

Options shall no longer be outstanding and shall automatically cease to exist, and each holder of a Company Option shall cease to have any rights with respect thereto, except the right to receive the Option Consideration. For the avoidance of doubt, if the exercise price payable in respect of a share of Company Common Stock underlying a Company Option equals or exceeds the Merger Consideration, such Company Option shall be cancelled for no consideration immediately prior to the Effective Time and the holder thereof shall have no further rights with respect thereto.

(b) Treatment of Company RSU Awards. Neither Parent nor Merger Sub shall assume any Company RSU Award or substitute for any Company RSU Award any similar award for Parent Common Stock in connection with the Merger and the other transactions contemplated by this Agreement. As of the Effective Time, each Company RSU Award that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall by virtue of the Merger and without any action on the part of any holder of any Company RSU Award be cancelled and converted into the right to receive from the Company at the Effective Time a cash payment (without interest) equal to (i) the product of (A) the Merger Consideration and (B) the number of shares of Company Common Stock subject to the Company RSU Award (the “RSU Consideration”), less (ii) any applicable withholding or other Taxes or other amounts required by applicable Law to be withheld; provided, that, notwithstanding anything to the contrary contained in this Agreement, any payment in respect of any Company RSU Award which immediately prior to such cancellation is “deferred compensation” subject to Section 409A of the Code shall be made on the applicable settlement date(s) for such Company RSU Award if required in order to comply with Section 409A of the Code.

(c) Method of Payment. Any Option Consideration or RSU Consideration to which an employee or former employee of the Company or one of its Subsidiaries becomes entitled pursuant to Section 2.3(a) or Section 2.3(b) shall be paid through the payroll of the Surviving Corporation or one of its Subsidiaries, as applicable, as soon as reasonably practicable following the Effective Time (and in any event, within ten (10) Business Days after the Closing Date).

(d) Company ESPP. As soon as practicable following the date of this Agreement, the Company Board (or, if applicable, any committee thereof administering the Company ESPP) shall adopt such resolutions or take such other necessary actions such that (i) with respect to any Offering Period in effect as of the date of this Agreement under the Company ESPP, such Offering Period shall terminate and each ESPP Option shall be exercised upon the earlier to occur of (A) an earlier Exercise Date (“New Exercise Date”) in accordance with Section 5.2(c) of the Company ESPP that is no later than four (4) complete Trading Days prior to the Effective Time or (B) the date on which the Offering Period would otherwise end, and no additional Offering Period shall commence under the Company ESPP after the date of this Agreement; (ii) no individual participating in the Company ESPP shall be permitted to (A) increase the amount of such participant’s rate of payroll contributions thereunder from the rate in effect as of the date of this Agreement or (B) except to the extent required by applicable Law, make separate non-payroll contributions to the Company ESPP on or following the date of this Agreement; (iii) no individual who is not participating in the Offering Period in effect as of the date of this Agreement may commence participation in such Offering Period following the date of this Agreement; and (iv) subject to the consummation of the Merger, the Company ESPP shall terminate as of immediately prior to the Effective Time. The Company shall notify each participant in writing at least ten (10) Business Days prior to any New Exercise Date that the Exercise Date for such participant’s ESPP Option (including for purposes of determining the ESPP Option Price of such ESPP Option) has been changed to the New Exercise Date and that such participant’s ESPP Option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period.

(e) Company Actions. Prior to the Effective Time, the Company shall provide such notice, if any, to the extent required under the terms of any of the Company Equity Plans, obtain any necessary consents, adopt applicable resolutions, amend the terms of any of the Company Equity Plans or any outstanding awards thereunder, and take all other appropriate actions to (i) give effect to the transactions contemplated herein; (ii) terminate each of the Company Equity Plans as of the Effective Time; and (iii) ensure that after the Effective

Time, no holder of a Company Equity Award, any beneficiary thereof nor any other participant in any of the Company Equity Plans shall have any right thereunder to acquire any Securities of the Company or to receive any payment or benefit with respect to any award previously granted under any of the Company Equity Plans, except as provided in this Section 2.3. The Company shall provide Parent with documentation evidencing the completion of the foregoing actions (the form and substance of such documentation shall be subject to review and approval by Parent, such approval not to be unreasonably withheld, conditioned or delayed) no later than the Business Day preceding the Effective Time.

Section 2.4 Treatment of Oxford Warrants.

(a) Neither Parent nor Merger Sub shall assume any Oxford Warrants or substitute for any Oxford Warrant any similar award for Parent Common Stock in connection with the Merger and the other transactions contemplated by this Agreement. As of the Effective Time, each unexercised Oxford Warrant that was outstanding immediately prior to the Effective Time shall, in accordance with the terms of the applicable Oxford Warrant, no longer be exercisable and shall have either (i) been exercised by the holder thereof in accordance with Section 1.6(b)(i) of each Oxford Warrant immediately prior to the Effective Time or (ii) if not so exercised, expired immediately prior to the Effective Time.

(b) Promptly following the execution and delivery of this Agreement, the Company shall provide written notice in accordance with Section 1.6(c) of each Oxford Warrant to the holder thereof (i) that the Merger shall constitute a “Cash/Public Acquisition” as defined therein and (ii) of the treatment of such Oxford Warrant pursuant to Section 2.4(a), and the Company shall take all actions required to ensure compliance with the obligations of the Company under each of the Oxford Warrants in accordance with the terms thereof to consummate the treatment of the Oxford Warrants pursuant to Section 2.4(a). Prior to taking any such actions, including delivery of the foregoing notice, the Company shall consult with Parent and provide Parent and its counsel with a reasonable opportunity to review and comment on any related notices, filings or other documents.

Section 2.5 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Paying Agent or Parent, the posting by such Person of a bond, in such reasonable amount as the Paying Agent or Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article II.

Section 2.6 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, to the extent that holders of Company Common Stock are entitled to appraisal rights under Section 262 of the DGCL, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has properly exercised and perfected his, her or its demand for appraisal rights under Section 262 of the DGCL and not effectively withdrawn or lost such holder’s rights to appraisal (the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration, but the holders of such Dissenting Shares shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL (it being understood and acknowledged that at the Effective Time, such Dissenting Shares shall no longer be outstanding, shall automatically be canceled and shall cease to exist and such holder shall cease to have any rights with respect thereto other than the right to receive the “fair value” of such Dissenting Shares as determined in accordance with Section 262 of the DGCL); provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost his, her or its right to appraisal and payment under the DGCL (whether occurring before, at or after the Effective Time), such holder’s shares of Company Common Stock shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration, without any interest thereon, and such shares shall not be deemed to be Dissenting Shares. The Company shall give prompt notice to Parent of any demands for appraisal of any shares of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL received by the Company relating to appraisal demands, and Parent shall have the right to participate in all discussions, negotiations and Proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to or settle or compromise or offer to settle or compromise any such demand or Proceeding, or agree to do any of the foregoing.

Section 2.7 Transfers; No Further Ownership Rights. After the Effective Time, there shall be no registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If Certificates or Book-Entry Shares are presented to the Surviving Corporation, Parent or the Paying Agent for transfer following the Effective Time, they shall be canceled against delivery of the applicable Merger Consideration, as provided for in Section 2.1(a)(ii), for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.

Section 2.8 Further Action. If, at any time after the Effective Time any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation or Parent with full right, title and possession of and to all rights and property of Merger Sub and the Company with respect to the Merger, the officers and directors of Parent shall be fully authorized (in the name of Merger Sub, the Company, the Surviving Corporation and otherwise) to take such action.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (i) as disclosed in the particular section or subsection of the Company Disclosure Letter expressly referenced therein (it being understood and agreed that any information set forth in one section or subsection of the Company Disclosure Letter also shall be deemed to apply to each other section and subsection of this Agreement to which its applicability is reasonably apparent on its face from the text of the disclosure) or (ii) other than with respect to Sections 3.1, 3.2, 3.3, 3.4 and 3.5, as disclosed in the Company SEC Documents filed with (or furnished to) the SEC by the Company on or after December 31, 2016 and at least three (3) Business Days prior to the date of this Agreement (but in each case excluding any disclosure contained under the heading “Risk Factors” or in any “forward-looking statements” legend or any similar non-specific, predictive, precautionary or forward-looking statements) and to the extent publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval System, the Company hereby represents and warrants to Parent and Merger Sub as follows:

Section  3.1 Organization; Qualification. Each of the Company and its Subsidiaries is a legal entity duly organized and validly existing under the Laws of the jurisdiction of its incorporation, formation or organization, as applicable, and has the requisite corporate or similar power and authority to conduct its business as it is now being conducted and to own, lease and operate its properties and assets in the manner in which its properties and assets are currently operated. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), each as amended as of the date of this Agreement, have been made available to Parent and are in full force and effect, and the Company is not in violation of any of the provisions thereof. The organizational or governing documents of each of the Company’s Subsidiaries are in full force and effect, and none of the Company’s Subsidiaries is in violation of any of the respective provisions thereof.

Section 3.2 Capitalization; Subsidiaries.

(a) As of the close of business on December 1, 2017 (the “Capitalization Date”), the authorized capital stock of the Company consisted of (i) 200,000,000 shares of Company Common Stock, 25,478,820 of which were issued and outstanding and none of which were held by the Company as treasury stock, and (ii) 10,000,000 shares of preferred stock of the Company, par value $0.001 per share (“Company Preferred Stock”), no shares of which were outstanding. There are no other classes of capital stock of the Company and no bonds, debentures, notes or other Indebtedness or Securities of the Company having the right to vote (or convertible into or exercisable for Securities having the right to vote) on any matters on which holders of capital stock of the Company may vote authorized, issued or outstanding. As of the close of business on the Capitalization Date, there were (i) outstanding Company Options to purchase 4,238,474 shares of Company Common Stock; (ii) outstanding Company RSU Awards representing 283,079 shares of Company Common Stock; (iii) outstanding Oxford Warrants (all of which are exercisable) to purchase 37,798 shares of Company Common Stock; (iv) 166,523 shares of Company Common Stock reserved for future issuance under the Company ESPP; and (v) 367,700 shares of Company Common Stock reserved for future issuance under the Company Equity Plans. From the close of business on the Capitalization Date through the date of this Agreement, there have been no issuances of (i) any Company Common Stock, Company Preferred Stock or any other Securities of the Company other than issuances of shares of Company Common Stock (A) pursuant to (1) the exercise of any Oxford Warrants outstanding as of the date of this Agreement in accordance with the terms of such Oxford Warrants or (2) the exercise, vesting or settlement, as applicable, of any Company Equity Awards outstanding as of the close of business on the Capitalization Date in accordance with the terms of such Company Equity Awards or (B) under the Company ESPP in accordance with its terms and (ii) any Company Equity Awards or any other equity or equity-based awards.

(b) All of the issued and outstanding shares of Company Common Stock have been, and all of the shares of Company Common Stock that may be issued pursuant to any of the Company Equity Awards, the Company Equity Plans, the Oxford Warrants or the Company ESPP will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are, or will be when issued, fully paid, nonassessable and free of preemptive rights. The Company has made available to Parent or its counsel accurate and complete copies of each of the Oxford Warrants, the Company ESPP, the Company Equity Plans and the forms of stock option and restricted stock unit agreements evidencing the Company Equity Awards, and in respect of the foregoing forms, other than differences with respect to the number of shares of Company Common Stock covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no such stock option or restricted stock unit agreement contains material terms that are not consistent with, or in addition to, such forms. Section 3.2(b) of the Company Disclosure Letter sets forth, as of the close of business on the Capitalization Date, each outstanding Company Equity Award and to the extent applicable, (i) the name (or employee identification number) and country of residence (if outside the U.S.) of the holder thereof, (ii) the number of shares of Company Common Stock issuable thereunder, (iii) the expiration date, (iv) the exercise price relating thereto, (v) the grant date, (vi) the amount vested and outstanding and the amount unvested and outstanding, (vii) the Company Equity Plan pursuant to which the award was made and (viii) whether such award is subject to Section 409A of the Code. Each grant of a Company Option was duly authorized no later than the date on which the grant of such Company Option was by its terms to be effective (the “Company Option Grant Date”) by all necessary corporate action, including, as applicable, approval by the Company Board (or a duly constituted and authorized committee thereof or other authorized designee) and any required stockholder approval by the necessary number of votes or written consents. The Company does not have any liability in respect of any Company Option that was granted with a per share exercise price that was less than the fair market value of a share of Company Common Stock on the applicable Company Option Grant Date, and the Company has not granted any Company Options that are subject to the provisions of Section 409A of the Code. Each grant of a Company Equity Award and the Oxford Warrants was made in all material respects in accordance with (i) the terms of the applicable Company Equity Plan, (ii) all applicable securities Laws, including the NASDAQ Listing Rules, (iii) the Code and (iv) all other applicable Laws. The Company has the requisite authority under the terms of the applicable Company Equity Plan, the applicable award agreements and any other applicable Contract to take the actions contemplated by Section 2.3 and Section 2.4 and the treatment of Company Equity Awards and the Oxford Warrants described in Section 2.3 and Section 2.4, respectively, shall, as of the Effective Time, be binding on the holders of Company Equity Awards and the Oxford Warrants purported to be covered thereby. All of the outstanding Company Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom. No Subsidiary of the Company owns any Securities of the Company.

(c) As of the date of this Agreement, other than the Company Equity Awards, the Oxford Warrants or pursuant to the Company ESPP, there are no (i) existing options, warrants, calls, preemptive rights, subscriptions or other Securities or rights, stock appreciation rights, restricted stock awards, restricted stock unit awards, convertible Securities, agreements, arrangements or commitments of any kind obligating the Company or any of its Subsidiaries to issue, transfer, register or sell, or cause to be issued, transferred, registered or sold, any shares of capital stock of, or other Securities of, the Company or any of its Subsidiaries or Securities convertible into or exchangeable for such shares or other Securities, or obligating the Company or any of its Subsidiaries to grant, extend or enter into such options, warrants, calls, preemptive rights, subscriptions or other Securities or rights, stock appreciation rights, restricted stock awards, restricted stock unit awards, convertible Securities, agreements, arrangements or commitments; (ii) outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Securities of the Company or any of its Subsidiaries, or any Securities representing the right to purchase or otherwise receive any other Securities of the Company or any of its Subsidiaries; (iii) agreements with any Person to which the Company or any of its Subsidiaries is party (A) restricting the transfer of the Securities of the Company or any of its Subsidiaries or (B) affecting the voting rights of Securities of the Company or any of its Subsidiaries (including stockholder agreements, voting trusts or similar agreements); or (iv) outstanding or authorized equity or equity-based compensation awards, including any equity appreciation rights, Security-based performance units, “phantom” stock, profit-participation or other Security rights issued by the Company or any of its Subsidiaries, or other agreements, arrangements or commitments of any character (contingent or otherwise) to which the Company or any of its Subsidiaries is party, in each case pursuant to which any Person is entitled to receive any payment from the Company or any of its Subsidiaries based in whole or in part on the value of any Securities of the Company or any of its Subsidiaries.

(d) Each Subsidiary of the Company existing on the date of this Agreement is listed on Section 3.2(d) of the Company Disclosure Letter. The Company owns, beneficially and of record, directly or indirectly, all of the issued and outstanding company, partnership, corporate or similar (as applicable) ownership, voting or similar Securities or interests in each such Subsidiary, free and clear of all Liens, and all company, partnership, corporate or similar (as applicable) ownership, voting or similar Securities or interests of each of the Subsidiaries are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Company has made available to Parent true and correct copies of the currently effective corporate or other organizational documents for each Subsidiary. Except for investments in cash equivalents (and ownership by the Company or its Subsidiaries of Securities of the Subsidiaries of the Company), none of the Company or any of its Subsidiaries (i) owns directly or indirectly any Securities or (ii) has any obligation or has made any commitment to acquire any Securities of any Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Person.

(e) All dividends or distributions on any Securities of the Company or any of its Subsidiaries that have been declared or authorized have been paid in full.

Section 3.3 Authority Relative to Agreement.

(a) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and, subject (in the case of the Merger) to obtaining the Company Stockholder Approval, to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate action by the Company, and (in the case of the Merger, except for the (i) receipt of the Company Stockholder Approval and (ii) filing of the Certificate of Merger with the Delaware Secretary of State) no other corporate action or proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this

Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

(b) The Company Board has, by resolutions unanimously adopted by the Company Board, (i) approved this Agreement and the transactions contemplated by this Agreement, (ii) determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Company and the Company’s stockholders, (iii) directed that the adoption of this Agreement be submitted to a vote at the Company Stockholders’ Meeting and (iv) resolved to make the Company Recommendation. As of the date of this Agreement, none of the aforesaid actions by the Company Board has been amended, rescinded or modified.

Section  3.4 Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Stockholders’ Meeting in favor of the adoption of this Agreement (the “Company Stockholder Approval”) is the only vote or consent of holders of Securities of the Company that is required to authorize this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement.

Section 3.5 No Conflict; Required Filings and Consents.

(a) Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated by this Agreement, nor compliance by the Company with any of the terms or provisions of this Agreement, will (i) violate any provision of the Company’s Certificate of Incorporation or Bylaws or the certificate of incorporation or bylaws (or equivalent organizational documents) of any Subsidiary of the Company, (ii) assuming that the Consents, registrations, declarations, filings and notices referenced in Section 3.5(b) have been obtained or made, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third Person pursuant to any of the terms or provisions of any Contract to which the Company or any of its Subsidiaries is a party (other than a Benefit Plan) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of the Company or any of its Subsidiaries, other than, in the case of clauses (ii) and (iii), that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) No consent, approval, license, permit, waiver, Order or authorization (a “Consent”) of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, other than (i) applicable requirements of and filings with the SEC under the Exchange Act or the Securities Act, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iii) applicable requirements under foreign qualification, state securities or “blue sky” laws of various states, (iv) compliance with applicable rules and regulations of NASDAQ, (v) compliance with and filings or notifications under the HSR Act and any other applicable United States or foreign competition, antitrust, merger control or investment Laws (together with the HSR Act, “Antitrust Laws”) and (vi) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.6 Company SEC Documents; Financial Statements.

(a) Since January 28, 2015, the Company has timely filed with (or furnished to) the SEC all forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required by it to be filed (or furnished) under the Exchange Act or the Securities Act (collectively, the “Company SEC Documents”). As of its filing (or furnishing) date or, if amended prior to the date of this Agreement, as of the date of the last such amendment, each Company SEC Document complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be. As of its filing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment, each Company SEC Document filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective prior to the date of this Agreement, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. As of the date of this Agreement, there are no amendments or modifications to the Company SEC Documents that are required to be filed with (or furnished to) the SEC, but that have not yet been filed with (or furnished to) the SEC. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act. All of the audited financial statements and unaudited interim financial statements of the Company and the Applicable Company Subsidiary included in the Company SEC Documents (i) have been derived from the accounting books and records of the Company and its Subsidiaries, or the Applicable Company Subsidiary (as applicable); (ii) comply in all material respects with the applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; (iii) have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and except, in the case of the unaudited interim statements of the Company, as may be permitted under Form 10-Q of the Exchange Act); and (iv) fairly present in all material respects the financial position, the stockholders’ equity, the results of operations and cash flows of the Company and its consolidated Subsidiaries or the Applicable Company Subsidiary and its consolidated Subsidiaries, as applicable, as of the times and for the periods referred to therein (except as may be indicated in the notes thereto and subject, in the case of unaudited interim financial statements, to normal and recurring year-end adjustments, none of which, individually or in the aggregate, will be material).

(b) Prior to the date of this Agreement, the Company has furnished to Parent complete and correct copies of all comment letters from the SEC since December 23, 2014 through the date of this Agreement with respect to any of the Company SEC Documents, together with all written responses of the Company thereto. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any of the Company SEC Documents, and, to the Knowledge of the Company, none of the Company SEC Documents are subject to ongoing SEC review.

(c) The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and governance rules and regulations of NASDAQ.

(d) The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in conformity with GAAP. The Company has evaluated the effectiveness of the Company’s internal control over financial reporting and, to the extent required by applicable Law, presented in any applicable Company SEC Document that is a report on Form 10-K or Form 10-Q or any amendment thereto its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. The Company has disclosed, based on the most recent evaluation of internal control over financial reporting prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (and made available to Parent a summary of the significant aspects of such disclosure, if any) (i) all “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since January 28, 2015, the Company has not identified any material weaknesses in the design or operation of the Company’s internal control over financial reporting.

(e) The Company maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to ensure that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports.

(f) As of the date of this Agreement, there are no SEC Proceedings pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any director or executive officer of the Company or any of its Subsidiaries. Since January 28, 2015 through the date of this Agreement, there have been no internal investigations regarding accounting, auditing or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, chief accounting officer or general counsel of the Company or any of its Subsidiaries or the Company Board, any board of directors of any of its Subsidiaries or any committee of the Company Board or any board of directors of any of its Subsidiaries.

(g) Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company SEC Documents, and the statements contained in such certifications are true and correct. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. The Company does not have, and has not arranged any, outstanding “extensions of credit” to directors or executive officers within the meaning of Section 402 of the Sarbanes-Oxley Act.

(h) Since January 28, 2015, (i) neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral complaint, allegation, assertion or claim regarding accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries, or unlawful accounting or auditing matters with respect to the Company or any of its Subsidiaries and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Company Board or any committee thereof or to the general counsel or chief executive officer of the Company pursuant to the rules of the SEC adopted under Section 307 of the Sarbanes-Oxley Act.

(i) Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company SEC Documents (including any audited financial statements and unaudited interim financial statements of the Company and the Applicable Company Subsidiary included therein).

Section 3.7 Absence of Certain Changes or Events. Since December 31, 2016 through the date of this Agreement, (a) the respective businesses of the Company and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice, (b) (i) the Company has not suffered a Company Material Adverse Effect and (ii) there has been no effect, change, development, event, circumstance, occurrence, condition, fact or state of facts that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (c) neither the Company nor any of its Subsidiaries has taken any action that, if taken after the date of this Agreement, would have constituted a breach of Section 5.1.

Section 3.8 No Undisclosed Liabilities. Except for liabilities or obligations (a) as (and to the extent) reflected or reserved against in the Company’s consolidated balance sheet as of September 30, 2017 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2017, (b) incurred in the ordinary course of business consistent with past practice since December 31, 2016 or (c) that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company or any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent, absolute or otherwise and whether or not required to be reflected on a consolidated balance sheet of the Company (or the notes thereto) in accordance with GAAP.

Section 3.9 Litigation. As of the date of this Agreement, (a) there is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any asset or property of the Company or any of its Subsidiaries, and (b) there is no Order outstanding against, or involving, the Company or any of its Subsidiaries or any asset or property of the Company or any of its Subsidiaries that, in each case of clauses (a) and (b), (i) has been, or would reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole or (ii) would reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated by this Agreement. Since January 1, 2015, there have not been any product liability, manufacturing or design defect, warranty, field repair or other material product-related claims by any third Person (whether based on contract or tort and whether relating to personal injury, including death, property damage or economic loss) arising from (a) services rendered by the Company or any of its Subsidiaries or (b) the sale, distribution or manufacturing of products, including medical products and devices, by the Company or any of its Subsidiaries that have been, or would reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. As of the date hereof, neither the Company nor any of its Subsidiaries has any material Proceedings pending against any other Person.

Section  3.10 Permits; Compliance with Laws.

(a) (i) The Company and its Subsidiaries are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, exemptions, consents, certificates, approvals, product listings, registrations, clearances, orders and other authorizations necessary for the Company and its Subsidiaries to own, lease and operate their respective properties and assets under and pursuant to all applicable Laws or to carry on their respective businesses as now being conducted under and pursuant to all applicable Laws (the “Company Permits”), (ii) all such Company Permits are in full force and effect and (iii) as of the date of this Agreement, no suspension, cancellation, withdrawal or revocation thereof is pending or, to the Knowledge of the Company, threatened, except where the failure to be in possession of, failure to be in full force and effect or the suspension, cancellation, withdrawal or revocation thereof (A) has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole and (B) would not reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated by this Agreement.

(b) The Company and its Subsidiaries have been since January 1, 2015, and are in compliance with (i) all applicable Laws and (ii) all Company Permits, except where any failure to be in such compliance (A) has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole and (B) would not reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated by this Agreement.

(c) Since January 1, 2015, none of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any of their respective directors, officers or employees, has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority or other Person asserting that the Company or any of its Subsidiaries is, or is suspected of, alleged to be or under investigation for being, not in compliance in all material respects with any Laws or Company Permits.

Section 3.11 Proxy Statement. The proxy statement of the Company (as amended or supplemented from time to time, the “Proxy Statement”) to be filed with the SEC for use in connection with the solicitation of proxies from the stockholders of the Company in connection with the Merger and the Company Stockholders’ Meeting will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading at the time such Proxy Statement or any amendment or supplement thereto is filed with the SEC, at the time it is first mailed to stockholders of the Company and at the time of the Company Stockholders’ Meeting. The Proxy Statement will comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

Section 3.12 Employee Benefit Plans.

(a) Section 3.12(a) of the Company Disclosure Letter contains a true, complete and correct list of all Benefit Plans, including any Benefit Plan established and maintained by the Company or any of its Subsidiaries for employees located outside the United States (“Foreign Benefit Plan”). “Benefit Plan” shall mean (i) each “employee pension benefit plan” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) (“Pension Plans”), other than any Benefit Plans that are “multiemployer plans” (as such term is defined in Section 4001(a)(3) of ERISA) (collectively, the “Multiemployer Pension Plans”); (ii) each “employee welfare benefit plans” (as defined in Section 3(1) of ERISA); and (iii) all other material benefit plans, policies, programs, agreements or arrangements, including any bonus, deferred compensation, severance pay, retention, change in control, employment, consulting, pension, profit-sharing, retirement, insurance, stock purchase, stock option, incentive or equity compensation or other fringe benefit plan, program, policy, agreement, arrangement or practice maintained, contributed to or required to be contributed to, by the Company or any of its Subsidiaries, for the benefit of any current or former employees, officers or directors of the Company or any of its Subsidiaries. The Company has delivered or made available to Parent and Merger Sub true, complete and correct copies of (i) each material Benefit Plan (including all amendments thereto) or written description of each Benefit Plan that is not otherwise in writing; (ii) the two (2) most recent annual reports on Form 5500 and all schedules thereto filed with respect to each Benefit Plan, to the extent applicable; (iii) the most recent summary plan description and summary of material modifications for each Benefit Plan, to the extent applicable; (iv) each current trust agreement, insurance contract or policy, group annuity contract and any other funding arrangement relating to any Benefit Plan, to the extent applicable; (v) the most recent actuarial report, financial statement or valuation report, to the extent applicable; (vi) a current Internal Revenue Service opinion or favorable determination letter, to the extent applicable; (vii) all material correspondence to or from any Governmental Authority relating to any Benefit Plan; and (viii) all discrimination tests for each Benefit Plan for the two (2) most recent plan years, to the extent applicable. “ERISA Affiliate” shall mean each trade or business, whether or not incorporated, that, together with the Company or any of its Subsidiaries, would be deemed a “single employer” within the meaning of Section 4001(b) of ERISA or Section 414 of the Code. “Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA; (ii) under Section 302 of ERISA; (iii) under Sections 412 and 4971 of the Code; or (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, or the applicable provisions for employer shared responsibility for health coverage requirements of Section 4980H of the Code, other than such liabilities that arise solely out of, or related solely to, the Benefit Plans.

(b) Each Benefit Plan is and has at all times been operated and administered in accordance with its terms and in compliance in all material respects with applicable Law, including ERISA and the Code. Each Benefit Plan has been administered in good faith compliance with Section 409A of the Code to the extent applicable. The Company and its Subsidiaries have complied in all material respects with the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, the Health Insurance Portability Act of 1996 and the Family Medical Leave Act of 1993.

(c) Each Pension Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a recent and currently effective determination letter or can rely on an opinion letter for a prototype plan from the Internal Revenue Service that such Pension Plan is so qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, and, to the Knowledge of the Company, no condition exists that would be expected to adversely affect such qualification.

(d) None of the Benefit Plans is, and none of the Company, any of its Subsidiaries or any ERISA Affiliate has, in the past six (6) years, maintained or had an obligation to contribute to, (i) a “single employer plan” (as such term is defined in Section 4001(a)(15) of ERISA) subject to Section 412 of the Code or Title IV of ERISA; (ii) a “multiple employer plan” or “multiple employer welfare arrangement” (as such terms are defined in ERISA); (iii) a welfare benefit fund (as such term is defined in Section 419 of the Code); (iv) a Multiemployer Pension Plan; or (v) a voluntary employees’ beneficiary association under Section 501(c)(9) of the Code. There are no material unpaid contributions due prior to the date of this Agreement with respect to any Benefit Plan that are required to have been made under the terms of such Benefit Plan, any related insurance contract or any applicable Law and all material contributions due have been timely made, or to the extent not yet due, have been properly accrued on the applicable balance sheet in accordance with the terms of the applicable Benefit Plan and applicable Law. There does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any material Controlled Group Liability to the Company, any of its Subsidiaries or, following the Effective Time, the Surviving Corporation.

(e) None of the Company or any of its Subsidiaries has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) or breached any fiduciary duties with respect to any Benefit Plan that reasonably would be expected to subject the Company, any of its Subsidiaries or the Surviving Corporation to any material tax or penalty.

(f) With respect to any Benefit Plan, there is no Proceeding pending, or, to the knowledge of the Company, threatened or anticipated with or by the Internal Revenue Service, the United States Department of Labor or any other Governmental Authority, other than routine claims for benefits, in each case, that would reasonably be expected to subject the Company, any of its Subsidiaries or the Surviving Corporation to any material liability.

(g) Neither the Company nor any of its Subsidiaries has any obligations to provide any health or welfare benefits (whether or not insured) to retired or other former employees, directors or consultants, except as specifically required by Part 6 of Title I of ERISA (“COBRA”) or, pursuant to an applicable employment agreement or severance agreement, plan or policy listed in Section 3.12(g) of the Company Disclosure Letter requiring the Company or any Subsidiary to pay or subsidize COBRA premiums for a terminated employee following the employee’s termination.

(h) Neither the execution and delivery of this Agreement nor the consummation of the Merger or any of the other transactions contemplated hereby, or any termination of employment or service (or other event or occurrence) in connection therewith will (i) entitle any current or former employee, director or consultant of the Company or any of its Subsidiaries to any payment or benefit (or result in the funding of any such payment or benefit) or result in any forgiveness of Indebtedness with respect to any such persons; (ii) increase the amount of any compensation, equity award or other benefits otherwise payable by the Company or any of its Subsidiaries; or (iii) result in the acceleration of the time of payment, funding or vesting of any compensation, equity award or other benefits except as required under Section 411(d)(3) of the Code.

(i) No amounts payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby will be an “excess parachute payment” within the meaning of Section 280G of the Code.

(j) None of the Company, any of its Subsidiaries or any ERISA Affiliate has used the services or workers provided by third Person contract labor suppliers, temporary employees, “leased employees” (as that term is defined in Section 414(n) of the Code), or individuals who have provided services as independent contractors to an extent that would reasonably be expected to result in the disqualification of any of the Benefit Plans or the imposition of material penalties or excise taxes with respect to the Benefit Plans by the Internal Revenue Service, the United States Department of Labor or the Pension Benefit Guaranty Corporation, and no such individuals are entitled to any benefits under any Benefit Plan that they have been improperly denied by reason of their misclassification as independent contractors.

(k) With respect to each Foreign Benefit Plan: (i) such Foreign Benefit Plan is in material compliance and has been administered at all times in material compliance with the applicable provisions of the Laws of such jurisdiction in which such Benefit Plan is established and the terms of the applicable Foreign Benefit Plan; (ii) the Company and each of its Subsidiaries have complied with all applicable material reporting and notice requirements, and such Foreign Benefit Plan has obtained from the Governmental Authority having jurisdiction with respect to such Foreign Benefit Plan any required determinations, if any, that such Foreign Benefit Plan is in material compliance with the Laws of the relevant jurisdiction if such determinations are required in order to give effect to such Foreign Benefit Plan; (iii) to the Knowledge of the Company, there are no pending investigations by any Governmental Authority involving any Foreign Benefit Plan; and (iv) the consummation of the contemplated transactions will not by itself create or together with another event result in any material liability with respect to such Foreign Benefit Plan. If required under applicable laws to be funded and/or book-reserved, such Foreign Benefit Plan is funded and/or book-reserved, as appropriate, to the extent so required by applicable Laws. Each Foreign Benefit Plan that is intended to qualify for tax-preferential treatment under applicable Laws so qualifies, except as could not reasonably be expected to result in a material liability.

(l) The Company has, for any relevant period, offered the requisite number of “full-time employees” group health coverage which is “affordable” and of “minimum value” (as such terms are defined by the employer shared responsibility provisions of the Patient Protection and Affordable Care Act).

Section 3.13 Labor Matters.

(a) (i) There is no labor strike, dispute, slowdown, stoppage or lockout pending, or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, nor has there been any such action or event during the three years prior to the date of this Agreement; (ii) neither the Company nor any of its Subsidiaries is a party to, bound by or in the process of negotiating any labor, collective bargaining, works council or similar agreement (each, a “Labor Agreement”); (iii) as of the date hereof, there are no unfair labor practices, arbitrations, suits, claims, actions, charges, litigations or other Proceedings or material grievances relating to any current or former employee or consultant of the Company or any of its Subsidiaries (relating to their services for or relationship with the Company or its Subsidiaries); and (iv) as of the date hereof, none of the employees of the Company or any of its Subsidiaries is represented by any labor union, works council, employee representative group or similar organization (whether in or outside the United States) with respect to their employment with the Company or any of its Subsidiaries and, to the knowledge of the Company, there are not, as of the date hereof, any union organizing activities, either by or on behalf of any employee or union or similar labor organization with respect to employees of the Company or any of its Subsidiaries. The Company and its Subsidiaries are, and since January 1, 2015, have been, in compliance, in all material respects, with all applicable Laws relating to labor and employment matters, including fair employment practices, equal employment opportunity, disability rights, affirmative action, terms and conditions of employment, consultation with employees, immigration, wages, hours (including, but not limited to, overtime and minimum wage requirements), social contributions (including the payment and withholding of U.S. social security and similar Taxes), compensation, workers’ compensation, unemployment insurance, classification of employees and individual independent contractors, employee leaves of absence, data protection, privacy, occupational safety and health, collective or mass layoffs and plant closings. Neither the Company nor any of its Subsidiaries has (i) taken any action within the past three (3) years requiring notice to employees or any other obligations under the Worker Adjustment Retraining Notification Act of 1988, as amended (the “WARN Act”), or any similar state, local or foreign Law or (ii) incurred any liability or obligations under the WARN Act or any similar state, local or foreign Law that remains unsatisfied.

(b) To the Knowledge of the Company, (i) no executive officer or other key employee of the Company or any of its Subsidiaries is subject to any noncompete, nonsolicitation, nondisclosure, confidentiality, employment, consulting or similar agreement with any other Person in conflict with the present and proposed business activities of the Company and its Subsidiaries, except agreements between the Company or any Subsidiary of the Company; or (ii) as of the date hereof, is in violation of any common law nondisclosure obligation or fiduciary duty relating to the ability of such individual to work for the Company or any of its Subsidiaries or the use of trade secrets and proprietary information.

(c) All employees, directors, independent contractors, consultants and other persons engaged by the Company or its Subsidiaries are authorized to work in the jurisdiction in which they are working and have appropriate documentation demonstrating such authorization. Every Person who requires a visa, employment pass or other required permit to work in the jurisdiction in which he/she is working has produced a current employment pass or such other required permit to the Company or its applicable Subsidiary and possesses all necessary permission to remain in such jurisdiction and perform services in such jurisdiction.

Section 3.14 Taxes.

(a) The Company and each of its Subsidiaries have (i) duly and timely filed or caused to be duly and timely filed (taking into account any extension of time within which to file) all income and other material Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects and (ii) paid all material Taxes due and owing (whether or not shown on such Tax Returns).

(b) The unpaid Taxes of the Company and its Subsidiaries did not, as of the date of their most recent consolidated financial statements, materially exceed the reserve or accrual for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of such consolidated financial statements (rather than in any notes thereto).

(c) As of the date of this Agreement, there are no pending, ongoing or, to the Knowledge of the Company, threatened, audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of or with respect to the Company or any of its Subsidiaries. No deficiencies for Taxes have been claimed, proposed, assessed or, to the Knowledge of the Company, threatened, against the Company or any of its Subsidiaries by any Governmental Authority that have not been fully paid, settled or withdrawn. None of the Company or any of its Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to any Tax assessment, deficiency or collection, which waiver or extension currently remains in effect. Neither the Company nor its Subsidiaries have received within the past three years a written claim from any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not currently file a Tax Return that it is or may be subject to taxation by that jurisdiction in respect of Taxes that would be covered by or the subject of such Tax Return. No power of attorney that would be in force after the Closing Date has been granted by the Company or any of its Subsidiaries with respect to Taxes.

(d) All Taxes that the Company or any of its Subsidiaries is or was required by Law to withhold or collect have been duly and timely withheld or collected, and have been duly and timely paid to the proper Governmental Authority or other proper Person or properly set aside in accounts for this purpose.

(e) The Company has made available to Parent true, complete and correct copies of all (i) federal income Tax Returns of the Company and its Subsidiaries, (ii) material state income Tax Returns of the Company and its Subsidiaries and (iii) examination reports and statements of deficiencies in respect of Taxes assessed against or agreed to by the Company or any of its Subsidiaries, in each case, filed or received since December 31, 2014.

(f) There are no Tax rulings, requests for rulings, applications for change in accounting methods or closing agreements that could reasonably be expected to materially affect liabilities for Taxes of the Company or any of its Subsidiaries for any period after the Effective Time.

(g) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, none of the Company or any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of: (i) any installment sale or open transaction disposition made prior to the Effective Time; (ii) any prepaid amount received on or prior to the Effective Time; (iii) Section 481(a) of the Code (or an analogous provision of state, local, or foreign Law) by reason of a change in accounting method prior to the Effective Time; or (iv) any election under Section 108(i) of the Code. To the Knowledge of the Company, none of the Company or any of its Subsidiaries has any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax Law).

(h) None of the Company or any of its Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is or was the Company or any of its Subsidiaries), and none of the Company or any of its Subsidiaries has any liability for Taxes of any other Person (other than Taxes of the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local Law), as a transferee or successor, by Contract or otherwise.

(i) None of the Company or any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Subsidiaries or customary commercial Contracts entered into in the ordinary course of business, the principal subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or any of its Subsidiaries.

(j) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Liens for Taxes that are not yet due and delinquent or that are being contested in good faith and by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP.

(k) None of the Company or any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “reportable transaction” within the meaning of

Section 6707A(c)(1) of the Code or Treasury Regulation Section 1.6011-4(b) or any similar transaction requiring disclosure under a corresponding provision of state, local or foreign Law.

(l) Other than the ownership changes on August 16, 2006 and November 12, 2009, to the Knowledge of the Company, there was no ownership change, within the meaning of Section 382(g) of the Code, of the Company before August 1, 2016. The Company has made available to Parent complete and accurate copies of all studies and reports in the possession of the Company or any of its Subsidiaries covering (i) the amount of the current net operating loss carryforwards of the Company and any of its Subsidiaries or (ii) any potential limitations on the use of net operating losses of the Company and its Subsidiaries, including complete and accurate copies of (x) documentation supporting the methodology used by KPMG to determine the Company’s equity value in connection with KPMG’s Section 382 ownership change analysis and (y) documentation supporting the methodology used by the Company to determine the Applicable Company Subsidiary’s equity value for purposes of the Company’s high level sensitivity analysis of the potential impact of Section 382 of the Code on the net operating losses of the Applicable Company Subsidiary. The information the Company made available to KPMG in connection with (i) KPMG’s Section 382 ownership change analysis for the period beginning April 3, 2006 and ending August 1, 2016 and (ii) KPMG’s supplement Section 382 ownership change analysis for the period beginning August 1, 2016 and ending September 30, 2017, was at the time provided, and remains, true, correct and complete in all material respects.

(m) Within the last two (2) years, none of the Company or any of its Subsidiaries has been a party to any transaction intended to qualify under Section 355 of the Code.

(n) The Company is not and has not been a “United States real property holding corporation” within the meaning of Section 897(c) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii)(I) of the Code.

(o) The Company and its Subsidiaries have been in compliance with the medical device excise tax provisions imposed by Section 4191 of the Code since the effective date of such provisions to the extent applicable to their operations.

(p) None of the Company or any of its Subsidiaries has a permanent establishment (within the meaning of the Code or applicable Tax treaty) or otherwise has an office or fixed place of business, or any other connection that has subjected or could reasonably be expected to have subjected it to Tax, in a country other than the country in which it is organized.

(q) The Company and each of its Subsidiaries are in compliance in all material respects with all applicable transfer pricing laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of the Company and its Subsidiaries. All related party transactions involving the Company or any of its Subsidiaries are and have been at arm’s length in compliance with Section 482 of the Code, the Treasury Regulations promulgated thereunder, and any similar provision of state, local or foreign Law.

(r) None of the Company’s Subsidiaries that are classified as “controlled foreign corporations” as defined in Section 957 of the Code (i) holds, or at any time has held, assets which constitute “United States property” within the meaning of Section 956 of the Code or (ii) has generated a material amount of “subpart F” income (within the meaning of Section 952 of the Code) in prior taxable years, and no such Subsidiary is expected to generate a material amount of such “subpart F” income for the current taxable year.

(s) The Company has made available to Parent true, correct and complete copies of all agreements relating to Tax holidays or Tax incentives of the Company and its Subsidiaries. The Company and its Subsidiaries are, and until immediately prior to the Effective Time will be, in compliance in all respects with all requirements for any applicable Tax holidays or Tax incentives.

(t) Section 3.14(t) of the Company Disclosure Letter sets forth all foreign, state and local jurisdictions in which the Company and its Subsidiaries are or have been subject to Tax and each type of Tax payable in such jurisdiction during the taxable year ending December 31, 2016.

Section 3.15 Material Contracts.

(a) Section 3.15(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Company Material Contract, a complete and correct copy of each of which has been made available to Parent. For purposes of this Agreement, “Company Material Contract” means any Contract to which the Company or any of its Subsidiaries is a party or to or by which any asset or property of the Company or any of its Subsidiaries is bound or affected, except for this Agreement, that:

(i) except for purchase orders or invoices in the ordinary course of business, is a Contract with a supplier or customer involving more than $350,000 in the past twelve (12) months or expected to involve more than $350,000 within twelve (12) months of the date of this Agreement;

(ii) constitutes a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act);

(iii) is a joint venture, alliance, partnership, shareholder, development or similar Contract;

(iv) is an agency, sales, marketing, commission, distribution, international or domestic sales representative or similar Contract involving more than $100,000 in the past twelve (12) months or expected to involve more than $100,000 within twelve (12) months of the date of this Agreement;

(v) is a Contract (other than those solely between or among the Company and any of its wholly owned Subsidiaries) relating to Indebtedness of the Company or any of its Subsidiaries (whether outstanding or as may be incurred);

(vi) is a Contract (other than those solely between or among the Company and any of its wholly owned Subsidiaries) relating to Indebtedness of a third Person owed to the Company or any of its Subsidiaries;

(vii) creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $350,000, or creates or would create a Lien (other than a Permitted Lien) on any asset of the Company or any of its Subsidiaries, or restricts the payment of dividends;

(viii) is a Contract under which the Company or any of its Subsidiaries has granted any Person registration rights (including demand and piggy-back registration rights);

(ix) is a Contract relating to the Oxford Warrants;

(x) is a Contract that obligates the Company or any of its Subsidiaries to conduct any business on an exclusive basis with any third Person, or upon consummation of the Merger, will obligate Parent or any of its Subsidiaries to conduct business with any third Person on an exclusive basis;

(xi) is a Contract with any Governmental Authority exceeding $150,000;

(xii) is a non-competition or non-solicitation Contract or any other Contract that limits, restricts or prohibits, or purports to limit, restrict or prohibit, individually or in the aggregate, (A) the manner or the localities in which any business of the Company and its Subsidiaries is or could be conducted or (B) the lines or types of businesses that the Company or any of its Subsidiaries conducts or has a right to conduct;

(xiii) is a Contract relating to the acquisition or disposition of any Person, business or operations or assets constituting a business (whether by merger, sale of stock, sale of assets, consolidation or otherwise) entered into within the past five (5) years (including any such Contract under which contemplated transactions were consummated but under which one or more of the parties thereto has executory indemnification, earn-out or other liabilities);

(xiv) is an Intellectual Property Agreement;

(xv) is a Contract that imposes any co-promotion or collaboration obligations with respect to any product or product candidate, which obligations are material to the Company and its Subsidiaries, taken as a whole;

(xvi) is a hedging, derivative or similar Contract (including interest rate, currency or commodity swap agreements, cap agreements, collar agreements and any similar Contract designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices);

(xvii) is a “single source” supply Contract pursuant to which goods or materials are supplied to the Company or any of its Subsidiaries from an exclusive source;

(xviii) is a Contract addressing the employment of any individual with the Company or any of its Subsidiaries with base compensation or payments in excess of $150,000 per annum that is not terminable upon notice of thirty (30) days or less;

(xix) is a Contract providing for the retention, engagement or termination of any temporary agency employee, consultant or other independent contractor of the Company or any of its Subsidiaries;

(xx) is a Contract which provides for a loan or advance of any amount to any employee of the Company or any temporary agency employee, consultant or other independent contractor of the Company or any of its Subsidiaries; or

(xxi) is a Contract which provides for termination, acceleration of payment or any other special rights or obligations upon the occurrence of a change of control in the Company or any of its Subsidiaries.

(b) None of the Company or any of its Subsidiaries is in material breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination of, the acceleration of performance required by, or a right of termination or acceleration under, any Company Material Contract to which it is a party. As of the date of this Agreement, to the Knowledge of the Company, no other party to any Company Material Contract is in material breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination of, the acceleration of performance required by, or a right of termination or acceleration under, any Company Material Contract. Each Company Material Contract is (A) a valid and binding obligation of the Company or any of its Subsidiaries that are a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto (provided, however, that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought) and (B) in full force and effect.

(c) No (i) current or former officer or director of the Company; (ii) beneficial owner of five percent (5%) or more of any voting Securities of the Company; or (iii) any “affiliate” or “associate” of any such Person, has any interest in any Contract or property (real or personal, tangible or intangible), used in, or pertaining to the business of the Company or any of its Subsidiaries, which interest would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act and that has not been so disclosed in the Company SEC Documents.

Section 3.16 Intellectual Property.

(a) Section 3.16(a) of the Company Disclosure Letter sets forth a true, complete and correct list, as of the date of this Agreement, of all (i) Company Registered IP, (ii) unregistered Trademarks included in the

Company Owned IP and material to the operation of the businesses of the Company or any of its Subsidiaries, and (iii) Trade Secrets included in the Company Owned IP and material to the operation of the businesses of the Company or any of its Subsidiaries. For each item of Company Registered IP, Section 3.16(a) of the Company Disclosure Letter lists the owner, country(ies) or region, registration and application numbers and dates indicated.

(b) The Company or one or more of its Subsidiaries owns, or has a valid right to use, all Company Intellectual Property. The Company Intellectual Property is sufficient as of the Closing for the conduct of the Company’s and its Subsidiaries’ respective businesses as of the Closing. The Surviving Corporation will own or possess sufficient rights to all Intellectual Property as of the Closing and immediately following the Closing that are necessary to the operation of the Company’s and its Subsidiaries’ respective businesses, as conducted as of the Closing by the Company and its Subsidiaries, as applicable.

(c) With respect to Company Owned IP, (i) the Company or one of its Subsidiaries is the sole and exclusive owner of each item free and clear of all Liens other than Permitted Liens and (ii) the Company and its Subsidiaries have taken commercially reasonable actions to maintain each item. With respect to Company Registered IP, each item is registered in the name of the Company or one or more of its Subsidiaries, and the Company shall, prior to the Closing, use commercially reasonable efforts to ensure that title in all Company Registered IP is properly recorded in the name of the Company or one or more of its Subsidiaries, as applicable.

(d) The rights, licenses and interests of the Company or any of its Subsidiaries in and to all Company Licensed IP are free and clear of all Liens or similar restrictions of any kind or nature whatsoever where such Liens or similar restrictions are the result of an action by the Company or any of its Subsidiaries, including the encumbrance of, or grant to a third Person of any rights with respect to, the Company’s or any of its Subsidiaries’ right, license and interest in and to such Company Licensed IP, other than Permitted Liens and restrictions contained in the applicable agreements with the licensor of such Company Licensed IP.

(e) The Company, its Subsidiaries and their respective patent counsel have not knowingly made any material misrepresentations in the filings submitted to the applicable Governmental Authorities with respect to all Patents included in the Company Registered IP. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has engaged in patent or copyright misuse or any fraud or inequitable conduct in connection with any Company Registered IP.

(f) The Company Intellectual Property includes (i) any and all Intellectual Property conceived or reduced to practice by employees in the performance or course of employment for the Company or any of its Subsidiaries, and to the Knowledge of the Company in respect of the immediately subsequent clauses (ii) and (iii), (ii) any and all Intellectual Property conceived or reduced to practice by consultants for subject matter within the scope of and in the performance or course of consultancy for the Company or any of its Subsidiaries, and (iii) any and all Intellectual Property acquired from or contributed by other Persons, whether by way of assignment or otherwise by operation of Law.

(g) None of the activities or business previously or currently conducted by the Company or any of its Subsidiaries on or before the Closing Date infringes, misappropriates or otherwise violates any valid and enforceable Intellectual Property of any third Person. Neither the Company nor any of its Subsidiaries is subject to any judgment that materially restricts or impairs the use of any Company Intellectual Property.

(h) There is not now and has not been at any time a pending or threatened claim in writing or Proceeding by any Person asserting the alleged infringement, misappropriation or violation of any Intellectual Property of any Person by the Company or any of its Subsidiaries, or contesting the validity, ownership, enforceability or right of the Company or any of its Subsidiaries to exercise any Company Owned IP, including in the nature of being offered a license or covenant not to sue, and to the Knowledge of the Company, there is no basis for any such Proceeding with respect to valid and enforceable Intellectual Property of any third Person.

Neither the Company nor any of its Subsidiaries has received any written notice of any pending conflict with, or infringement, misappropriation or violation of the rights of any Person with respect to any Intellectual Property or with respect to any license of the Company Intellectual Property, or challenging the validity, ownership, enforceability, or right of the Company or any of its Subsidiaries to use any of the Company Intellectual Property.

(i) Neither the Company nor its Subsidiaries has asserted rights in any of the Company Intellectual Property against any Person in any cease and desist letter or other notice, including in the nature of offering a license or covenant not to sue.

(j) The Company and each of its Subsidiaries have at all times taken reasonable measures to protect and preserve the confidentiality of all confidential information and Trade Secrets that are Company Intellectual Property, or any Trade Secrets disclosed to the Company or its Subsidiaries for which the Company or any of its Subsidiaries had or has an obligation of secrecy, against unauthorized access, disclosure, use, modification or other misuse. To the Knowledge of the Company, there has been no material unauthorized access, disclosure or use of any Trade Secrets that are Company Intellectual Property.

(k) The Company and its Subsidiaries have secured from all of their employees and consultants who independently or jointly contributed to the conception, reduction to practice, creation or development of any Company Owned IP, unencumbered and unrestricted exclusive ownership of all such employee’s or consultant’s, as applicable, Intellectual Property in such contribution that the Company or its Subsidiaries does not already own by operation of Law and such employee or consultant, as applicable, has not retained any rights or licenses with respect thereto. Without limiting the foregoing, the Company and each of its Subsidiaries have obtained proprietary information and invention disclosure and assignment Contracts from all current and former employees and consultants, and those Contracts assign and require any assignment to the Company or one or more of its Subsidiaries all right, title and interest in and to Intellectual Property developed by such employees and consultants in their capacity as employee or consultant, as applicable. To the Knowledge of the Company, no employee of the Company or any of its Subsidiaries has entered into any Contract that conflicts in any material way with the work for which the employee has been engaged by the Company or any of its Subsidiaries, as applicable, or requires the employee to transfer, assign, or disclose information concerning his or her work for the Company or any of its Subsidiaries to anyone other than the Company or one of its Subsidiaries, as applicable. With respect to inventions made by the Company or its Subsidiaries that have not yet been incorporated into patent applications or provisional patent applications, and for which the Company intends to submit a patent application or provisional patent application, neither the Company nor its Subsidiaries has disclosed such inventions without restriction on confidentiality and has not offered for sale products embodying the inventions, nor taken any other action that jeopardizes or could jeopardize the Company’s or its Subsidiaries’ right to properly and timely file patent applications to cover such inventions, such that the Company or its Subsidiaries would be prevented from obtaining valid Patents to cover such inventions.

(l) No item of Company Registered IP has been held to be invalid or unenforceable in a court decision that is unappealed or unappealable by the Company. The Company Intellectual Property is valid, subsisting (or in the case of applications, applied for) and enforceable; provided, however, that this Section 3.16(l) shall not be interpreted to give any representation, warranty or other assurance that any Patent applications or Trademark applications that are part of the Company Intellectual Property will issue or be granted

(m) The Company and each of its Subsidiaries have at all times complied with all applicable Laws and its customers’ rules, policies and procedures relating to privacy, data protection and collection and use of personal information to which the Company and any of its Subsidiaries have had access or have collected, used or held for use in the conduct of its business. No claims are pending or have been threatened in writing, or, to the Knowledge of the Company, threatened other than in writing, against the Company or any of its Subsidiaries alleging a violation of any third Person’s privacy, personal information or data rights.

(n) The consummation of the Merger and any of the other transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, the Company’s or any of its Subsidiaries’ right to own, use, or hold for use any of the Intellectual Property as owned, used, or held for use in the conduct of its business as it is currently conducted.

(o) No licenses of any Intellectual Property from a third Person to the Company or any of its Subsidiaries is (i) subject to a time limitation such that the license terminates prior to the expiration of the licensed Intellectual Property or (ii) subject to a product or method specific limitation such that a change to a product or method practiced under the license by the Company or any of its Subsidiaries will not be covered by such license.

(p) There are no settlements, forbearances to sue, consents, Orders or similar obligations to which the Company or any of its Subsidiaries is a party or is subject that (i) restrict the Company’s or any of its Subsidiaries’ rights to use, enjoy or exploit any material Company Intellectual Property; (ii) materially restrict the Company’s or any of its Subsidiaries’ business in order to accommodate a third Person’s Intellectual Property; or (iii) permit third Persons to use any material Company Intellectual Property.

(q) Other than in connection with the sale of products in the ordinary course of business consistent with past practice, neither the Company nor any of its Subsidiaries has entered into any contractual obligation requiring it to indemnify any other Person against infringement or other violation of any Intellectual Property of any third Person, nor has the Company or any of its Subsidiaries entered into any contractual obligation requiring the Company or one of its Subsidiaries to grant any Person the right to bring infringement actions or otherwise enforce rights with respect to any of the Company Intellectual Property.

(r) To the Knowledge of the Company, no current or former employee or consultant of the Company or any of its Subsidiaries (i) is in violation of any (A) term or covenant of any contractual or other obligation to the Company or any of its Subsidiaries relating to invention disclosure, invention assignment, non-disclosure or non-competition, or (B) any applicable material non-disclosure obligation or restrictive covenant obligation for the benefit of any former employer of such employee or consultant, by virtue of such employee or consultant being employed by or performing services for the Company or any of its Subsidiaries, or using Trade Secrets or proprietary information of such former employer for the benefit of the Company or any of its Subsidiaries, or (ii) has developed any technology, Software or other copyrightable, patentable or otherwise proprietary work for the Company or any of its Subsidiaries that is subject to any agreement under which such employee or consultant has assigned or otherwise granted to any third Person any rights (including Intellectual Property rights) in or to such technology, Software or other copyrightable, patentable or otherwise proprietary work. The Company and each of its Subsidiaries has taken commercially reasonable steps to protect and preserve the confidentiality of all confidential information and Trade Secrets included in Company Intellectual Property or any Trade Secrets disclosed to the Company or its Subsidiaries as to which the Company or any of its Subsidiaries had or has an obligation of secrecy. To the Knowledge of the Company, all disclosures by the Company or any of its Subsidiaries to a third Person of Company-owned confidential information and Trade Secrets, or confidential information and Trade Secrets as to which the Company or any of its Subsidiaries had or has an obligation of secrecy, have been pursuant to the terms of a written contractual obligation between the Company or its applicable Subsidiaries and such third Person.

(s) With regard to Software that is used by the Company or any of its Subsidiaries, or is proposed for use by the Company or any of its Subsidiaries: (i) neither the Company nor any of its Subsidiaries has assigned, delivered, licensed or made available, and does not have any obligation to assign, deliver, license or make available, the source code for any such Software to any third Person, including any escrow agent or similar Person; (ii) neither the Company nor any of its Subsidiaries has experienced any material defects or disruptions in such Software, including any material error or omission in the processing of any transactions that have not been corrected; (iii) no such Software (A) contains any code designed or intended to disrupt, disable, harm or otherwise impede in any manner the operation of, or provide unauthorized access to, a computer system or network or other device on which such code is stored or installed, or to damage or destroy data or files without the user’s consent, or (B) is subject to the terms of any “open source” or other similar license that provides for the source code of the Software to be disclosed, licensed, publicly distributed or dedicated to the public; (iv) current copies of the source code for all such Software are recorded on machine readable media, clearly identified and securely stored (together with the applicable documentation) by the Company or any of its Subsidiaries; and (v) no capital expenditures are necessary with respect to such Software or its use other than capital expenditures in the ordinary course of business consistent with past practice. During the three (3) years prior to the date hereof, (A) there have been no material security breaches in the Company’s or any of its Subsidiaries’ information technology systems and (B) there have been no disruptions in the Company’s or any of its Subsidiaries’ information technology systems that materially adversely affected the Company’s or any of its Subsidiaries’ business or operations. The Company has used commercially reasonably efforts to evaluate the disaster recovery and backup needs of the Company and its Subsidiaries and has implemented plans and systems that are reasonably designed to address its assessment risk.

(t) No issued Patents or pending patent applications that are Company Owned IP are involved in any interference, reissue, reexamination, opposition, inter partes review, covered business method review, post-grant review, or other post-grant proceeding. No Trademark that is Company Owned IP is involved in any opposition, invalidation, cancellation, or other administrative proceeding. Neither the Company nor any of its Subsidiaries is undertaking any interference, reissue, reexamination, opposition, inter partes review, covered business method review, post-grant review, invalidation, cancellation, or other administrative proceeding with respect to Intellectual Property of any third Person.

(u) With regard to any Patents or patent applications included in the Company Registered IP: (i) all maintenance, annuity and other fees and all filings necessary to assure the continued enjoyment of any issued Patent, and all amendments, responses to office actions, issue fees and other fees and filings necessary to maintain the pendency of and pursue the prosecution of any pending applications, including the filing of continuation applications, have been paid or filed on a timely basis through the Closing; (ii) to the extent that any such Patents are owned of record by any Person other than the Company or any of its Subsidiaries, or there are outstanding encumbrances of any type against such Patents, appropriate assignments, discharges or other documents will be executed to place ownership in the name of the Company or any of its Subsidiaries and/or effect the discharge prior to the Closing; (iii) no application to reissue or reexamination proceeding for any issued Patent is pending; (iv) no statutory disclaimer under 37 C.F.R. § 1.321(a) has been filed as to any issued Patent; (v) no declaratory judgment action relating to the validity, enforceability or infringement of any issued Patent has ever been served on the Company or any of its Subsidiaries; and (vi) no claim of any issued Patent has been cancelled or held invalid or unenforceable by any Governmental Authority.

(v) With regard to any Trademarks or trademark applications included in the Company Registered IP: (i) all affidavits of continuing use, renewals, maintenance fees, amendments, responses to office actions or any other documents or fees which are necessary to maintain such Trademarks have been filed or paid on a timely basis; (ii) to the extent that any of such Trademarks are owned of record by any Person, other than the Company or any of its Subsidiaries, or there are outstanding Liens of any type against such trademarks, appropriate assignments, discharges or other documents will be executed to place ownership in the name of the Company or any of its Subsidiaries and/or effect the discharge prior to the Closing; and (iii) none of the Trademarks have been cancelled, amended or restricted for any reason by any Governmental Authority or otherwise.

(w) With regard to registered and applied for Copyrights in both published works and unpublished works included in the Company Registered IP, (i) all documents, recordations and certificates in connection with such Copyrights currently required to be filed under applicable legal requirements have been filed with the relevant Governmental Authorities in any applicable country or region in the world for the purposes of maintaining and perfecting such Copyrights and recording the ownership interests of the Company or any of its Subsidiaries, as applicable, therein; (ii) to the extent that any of such Copyrights are owned of record by any

Person other than the Company or any of its Subsidiaries, or there are outstanding Liens of any type against such Copyrights, appropriate assignments, discharges or other documents will be executed to place ownership in the name of the Company or any of its Subsidiaries and/or effect the discharge prior to the Closing; and (iii) none of such Copyrights have been held invalid or unenforceable for any reason by any Governmental Authority or otherwise.

(x) No material Company Intellectual Property is being used or enforced by the Company or any of its Subsidiaries in a manner that would reasonably be expected to result in the abandonment, cancellation or unenforceability of any Intellectual Property used in and necessary for or otherwise material to the conduct of the Company’s and any of its Subsidiaries’ businesses as currently conducted.

Section 3.17 Real and Personal Property.

(a) Section 3.17(a) of the Company Disclosure Letter sets forth a complete and accurate list of all real property owned by the Company or any of its Subsidiaries (collectively, the “Company Owned Real Property”).

(b) Section 3.17(b) of the Company Disclosure Letter sets forth a complete and accurate list of each lease, sublease, license or similar use and occupancy Contract (each, a “Lease”) pursuant to which the Company or any of its Subsidiaries leases, subleases or otherwise uses or occupies any real property from any other Person (whether as a tenant, subtenant or pursuant to other occupancy arrangements) (collectively, the “Company Leased Real Property” and together with the Company Owned Real Property, the “Company Real Property”).

(c) The Company and its Subsidiaries have good and marketable title to, or valid leasehold interests in, all of their respective properties and assets, free and clear of all Liens, except for Permitted Liens. The Company and each of its Subsidiaries enjoy peaceful and undisturbed possession under all of the Leases for any Company Leased Real Property in all material respects.

(d) Each Lease for any Company Leased Real Property is a valid and binding obligation of the Company or any of its Subsidiaries that is a party thereto, as applicable, and to the Knowledge of the Company, the other parties thereto.

(e) None of the Company or any of its Subsidiaries has received any communication from, or given any communication to, any other party to a Lease for any Company Leased Real Property or any lender, alleging that the Company, any of its Subsidiaries or such other party, as the case may be, is in default under such Lease.

(f) No Person, other than the Company or a Subsidiary of the Company, possesses, uses or occupies all or any portion of any Company Real Property. There are no outstanding options or rights of first refusal to purchase the Company Owned Real Property. Neither the Company nor any Subsidiary of the Company is a party to any agreement, right of first offer, right of first refusal or option with respect to the purchase or sale of any real property or interest therein. There are no pending or, to the Knowledge of the Company, threatened Proceedings to take all or any portion of the Company Real Property or any interest therein by eminent domain or any condemnation proceeding (or the jurisdictional equivalent thereof) or any sale or disposition in lieu thereof.

Section 3.18 Environmental.

(a) Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole:

(i) since January 1, 2013, the Company and its Subsidiaries have been and are in compliance with all applicable Environmental Laws, including possessing and complying with the terms of all Company Permits required for their operations under applicable Environmental Laws;

(ii) there is no pending or, to the Knowledge of the Company, threatened Proceeding pursuant to or relating to any Environmental Law against the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries has received notice or a request for information from any Person, including any Governmental Authority, alleging that the Company or any of its Subsidiaries has been or is in actual or potential violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. None of the Company or any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law;

(iii) there have been no Releases of Hazardous Materials at, on, under or from any location that have resulted in or are reasonably likely to result in an obligation by the Company or any of its Subsidiaries to remediate such Releases pursuant to applicable Environmental Law or otherwise have resulted in or are reasonably likely to result in liability to the Company or any of its Subsidiaries pursuant to applicable Environmental Law with respect to such Releases; and

(iv) neither the Company nor any of its Subsidiaries has entered into any written agreement or incurred any legal obligation that may require it to pay to, reimburse, or indemnify any other Person from or against liabilities or costs arising in connection with or pursuant to Environmental Law, or relating to the generation, manufacture, use, transportation or disposal of or exposure to Hazardous Materials.

(b) The Company has delivered or otherwise made available for inspection to the Parent copies of any reports, investigations, audits, assessments (including Phase I or II environmental site assessments), studies or other material documents in the possession of or reasonably available to the Company or any of its Subsidiaries pertaining to: (i) any unresolved claims arising under or related to any Environmental Law; (ii) any Hazardous Materials in, on, beneath or adjacent to any property currently or formerly owned, operated or leased by the Company or any of its Subsidiaries; or (iii) the Company’s or any of its Subsidiaries’ compliance with applicable Environmental Laws.

Section 3.19 Customers and Suppliers. Section 3.19 of the Company Disclosure Letter sets forth (a) the ten (10) largest customers (by revenue) of the businesses of the Company and its Subsidiaries (on a consolidated basis) during the twelve months ended September 30, 2017, or (b) the ten (10) largest suppliers (by cost) of the businesses of the Company and its Subsidiaries (on a consolidated basis) during the twelve months ended September 30, 2017. Since January 1, 2017 through the date of this Agreement, no such customer or supplier has canceled or otherwise terminated, or to the Knowledge of the Company, threatened to cancel or otherwise terminate, its relationship with the Company or any of its Subsidiaries, or has decreased materially, or to the Knowledge of the Company, threatened to decrease materially, the quantity of products or services purchased from or sold to, as the case may be, the businesses of the Company or any of its Subsidiaries.

Section 3.20 Product Warranty. Each product manufactured, sold, leased, delivered or distributed (including the featured and functionality offered thereby) or service provided or rendered by the Company or any of its Subsidiaries complies in all material respects with all applicable contractual specifications, requirements and covenants and all express and implied warranties made by the Company or any of its Subsidiaries and is not subject to any term, condition, guaranty, warranty or other indemnity beyond the applicable standard terms and conditions for such product or service, the true, correct and complete forms of such terms and conditions are set forth on Section 3.20 of the Company Disclosure Letter, and neither the Company nor any of its Subsidiaries has any material liability for replacement, repair or other damages in connection with such product or service.

Section 3.21 Foreign Corrupt Practices Act; Anti-Corruption.

(a) Since January 1, 2013, none of the Company, any of its Subsidiaries or any of their respective officers, directors or employees or, to the Knowledge of the Company, any Representative (including any distributor, reseller, systems integrator, value-added reseller, consultant, independent contractor, referral partner or other channel partner) acting on behalf of the Company, any of its Subsidiaries or any of their respective officers, directors or employees, has directly or indirectly made, offered to make, or attempted to make any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of what form, whether in money, property or services, in violation of, to the extent applicable, the FCPA, the U.S. Travel Act, the U.K. Bribery Act 2010, applicable Laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any other applicable Law, rule or regulation relating to anti-corruption or anti-bribery (collectively, the “Anti-Corruption Laws”). Without limiting the foregoing, none of the Company, any of its Subsidiaries, or any of their respective officers, directors or employees or, to the Knowledge of the Company, any Representative (including any distributor, reseller, systems integrator, value-added reseller, consultant, independent contractor, referral partner or other channel partner) acting on behalf of the Company or any of its Subsidiaries, has directly or indirectly offered or given anything of value corruptly to (i) any official, any political party or official thereof or any candidate for political office or (ii) any Person, while knowing that all or a portion of such thing of value will be offered, given or promised, directly or indirectly, to any official, to any political party or official thereof or to any candidate for political office for the purpose of the following: (A) influencing any act or decision of such official, political party, party official or candidate in his, her or its official capacity, including influencing such official, political party, party official or candidate to do or omit to do any act in violation of the lawful duty of such official, political party, party official or candidate, or securing any improper advantage or (B) inducing such official, political party, party official or candidate to use his, her or its influence with a Governmental Authority or instrumentality thereof to affect or influence any act or decision of such Governmental Authority or instrumentality, in order to assist the Company or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any Person.

(b) Neither the Company, nor any of its Subsidiaries, nor any of the Company’s or its Subsidiaries’ respective Representatives (including any distributor, reseller, systems integrator, value-added reseller, consultant, independent contractor, referral partner or other channel partner) acting on behalf of the Company or any of its Subsidiaries (i) is under external or internal investigation for (A) any violation of the Anti-Corruption Laws, (B) any alleged irregularity, misstatement or omission arising under or relating to any Contract between such Person and any Governmental Authority, or any instrumentality thereof or (C) any unlawful contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment or the provision of anything of value, directly or indirectly, to an official, any political party or official thereof or any candidate for political office, (ii) has received any notice or other communication (in writing or otherwise) from any Governmental Authority regarding any actual, alleged or potential violation of, or failure to comply with, any Anti-Corruption Laws or (iii) is the subject of any internal complaint, audit or review process regarding allegations of potential violation of the Anti-Corruption Laws.

(c) The Company and its Subsidiaries maintain a system or systems of internal controls reasonably designed to (i) ensure compliance with the Anti-Corruption Laws and (ii) prevent and detect violations of the Anti-Corruption Laws.

Section  3.22 Customs and International Trade Laws.

(a) Since January 1, 2012, the Company and its Subsidiaries have been in compliance in all material respects with all applicable Customs & International Trade Laws and there are no unresolved formal claims concerning the liability of any of the Company or its Subsidiaries under such Laws. Without limiting the foregoing, (i) at all times since January 1, 2012 the Company and its Subsidiaries and, to the Knowledge of the Company, Persons acting on their behalf have obtained all import and export licenses and all other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings required for the export, import, reexport or transfer of goods, services, software and technology required for the operation of the respective businesses of the Company and its Subsidiaries, including Customs & International Trade Authorizations; (ii) since January 1, 2012 no Governmental Authority has initiated any Proceedings or imposed any civil or criminal fine, penalty, seizure, forfeiture, revocation of a Customs & International Trade Authorization, debarment or denial of future Customs & International Trade Authorizations against any of the

Company or its Subsidiaries or any of their respective directors, officers, employees or agents in connection with any actual or alleged violation of any applicable Customs & International Trade Laws; and (iii) since January 1, 2012, there have been no claims, investigations or requests for information by a Governmental Authority with respect to the Company’s and its Subsidiaries’ Customs & International Trade Authorizations and compliance with applicable Customs & International Trade Laws.

(b) Neither the Company nor any of its Subsidiaries, and no director, officer or employee of any of the Company or its Subsidiaries, (i) is a Sanctioned Person; or (ii) has pending or threatened claims against it with respect to Sanctions.

(c) Each of the Company and its Subsidiaries and any director, officer or, to the Knowledge of the Company, employee thereof (i) is in compliance with, and, since November 1, 2012, has not violated, any Sanctions; and (ii) has in place adequate controls and systems reasonably designed to ensure compliance with applicable Laws pertaining to Sanctions in each of the jurisdictions in which the Company or any of its Subsidiaries do or in the past have done business.

Section  3.23 FDA and Related Matters.

(a) The Company and its Subsidiaries possess all Registrations required to conduct their respective businesses as currently conducted, and Section 3.23(a) of the Company Disclosure Letter sets forth a true, complete and correct list as of the date of this Agreement of such Registrations. Each such Registration is valid and subsisting in full force and effect. To the Knowledge of the Company, as of the date hereof, neither the United States Food and Drug Administration (the “FDA”) nor any comparable Regulatory Authority or Governmental Authority is considering limiting, suspending or revoking any such Registration or changing the marketing classification or labeling of the products of the Company and any of its Subsidiaries. To the Knowledge of the Company, there is no false or misleading information or material omission in any product application or other submission to the FDA or any comparable Regulatory Authority or Governmental Authority. The Company and each of its Subsidiaries are in compliance with, and have fulfilled and performed in all material respects their respective obligations under, each such Registration, and, as of the date hereof, to the Knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Registration. To the Knowledge of the Company, any third Person that is a manufacturer or contractor for the Company or any of its Subsidiaries is in compliance with all Registrations insofar as they pertain to the manufacture of product components or products for the Company or any of its Subsidiaries, as applicable.

(b) All products developed, tested, investigated, produced, manufactured, labeled, distributed, marketed, stored, sold, imported or exported by or on behalf of the Company or any of its Subsidiaries that are subject to the jurisdiction of the FDA or any comparable Regulatory Authority or Governmental Authority have been and are being developed, tested, investigated, produced, manufactured, labeled, distributed, marketed, stored, sold, imported and exported, as applicable, in all material respects in compliance with FDA Laws, any comparable Laws enforced by any other Regulatory Authority or Governmental Authority that has jurisdiction over the operations of the Company or any of its Subsidiaries, or any other applicable Law, including those regarding non-clinical research, clinical research, establishment registration, device listing, pre-market notification, good manufacturing practices, labeling, advertising, record-keeping, device importation and exportation, adverse event reporting and reporting of corrections and removals. To the Knowledge of the Company, except as would not be material to the Company and its Subsidiaries, taken as a whole, any third Person that is a manufacturer or contractor for the Company or any of its Subsidiaries is in compliance with all FDA Laws or any other applicable Law insofar as they pertain to the manufacture of product components or products for the Company or any of its Subsidiaries.

(c) There are no Proceedings pending or, to the Knowledge of the Company, threatened by or on behalf of the FDA or any other Regulatory Authority or Governmental Authority that has jurisdiction over the operations of the Company and any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any Form FDA-483, notice of adverse finding, FDA warning letter, notice of violation or “untitled letter,” notice of FDA action for import detention or refusal, or any other notice from the FDA or any other Governmental Authority alleging or asserting noncompliance with any applicable Laws or Registrations. Neither the Company nor any of its Subsidiaries is subject to any obligation arising under an administrative or regulatory action, FDA inspection, FDA warning letter, FDA notice of violation letter or other notice, response or commitment made to or with the FDA or any comparable Regulatory Authority or Governmental Authority. Each of the Company and its Subsidiaries has made all notifications, submissions, responses and reports required by FDA Laws or any other applicable Law, including any such obligation arising under any administrative or regulatory action, FDA inspection, FDA warning letter, FDA notice of violation letter, or other notice, response, or commitment made to or with the FDA or any comparable Regulatory Authority or Governmental Authority and all such notifications, submissions and reports were true, complete and correct in all material respects as of the date of submission to the FDA or any comparable Regulatory Authority or Governmental Authority. To the Knowledge of the Company, as of the date hereof, no basis for liability exists with respect to any such notification, submission, or report.

(d) Except as set forth on Section 3.23(d) of the Company Disclosure Letter, no product distributed or sold by or on behalf of the Company or any of its Subsidiaries has been seized, withdrawn, recalled, detained or subject to a suspension of manufacturing, and as of the date hereof, there are no facts or circumstances reasonably likely to cause (i) the seizure, denial, withdrawal, recall, detention, field notification, field correction, safety alert or suspension of manufacturing relating to any such product; (ii) a change in the labeling of any such product; or (iii) a termination, seizure, limitation, restriction, modification or suspension of the marketing or distribution (including for commercial, investigational or any other use) of any such product. No Proceedings in the United States or any other jurisdiction seeking the withdrawal, recall, correction, suspension, import detention, seizure or similar action of any such product are pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice from a Regulatory Authority or other Governmental Authority that any product distributed or sold by or on behalf of the Company or any of its Subsidiaries cannot be developed, tested, investigated, produced, manufactured, labeled, distributed, marketed, stored, sold, imported or exported substantially in the manner presently performed or contemplated by or on behalf of the Company.

(e) All preclinical and clinical investigations sponsored or conducted by or on behalf of the Company or any of its Subsidiaries have been and are being conducted in material compliance with all applicable Laws and other requirements, including Good Clinical Practices requirements, other FDA Laws, applicable research protocols, corrective action plans, and federal and state laws, rules, regulations relating to patient privacy requirements or restricting the use and disclosure of individually identifiable health information. No clinical trial sponsored or conducted by or on behalf of the Company or any of its Subsidiaries has been terminated, materially delayed, limited or suspended prior to completion by the FDA, any other applicable Governmental Authority or Regulatory Authority, or any institutional review board that has or has had jurisdiction over such clinical trial, and neither the FDA nor any other applicable Governmental Authority or Regulatory Authority, nor any institutional review board that has or has had jurisdiction over a clinical trial conducted or sponsored by or on behalf of the Company or any of its Subsidiaries, has ordered or commenced, or, to the Knowledge of the Company, threatened to initiate, any action to place a clinical hold order on, or otherwise terminate, materially delay, limit, modify or suspend, any proposed or ongoing clinical trial conducted or proposed to be conducted by or on behalf of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, alleged any violation of any FDA Law in connection with any such clinical trial.

(f) To the Knowledge of the Company, all data generated by the Company and any of its Subsidiaries with respect to their respective products that has been provided to their respective customers or otherwise made public is truthful and not misleading.

Section 3.24 Healthcare Regulatory Compliance.

(a) Neither the Company nor any of its Subsidiaries nor any of its or their respective officers, directors, managing employees (as those terms are defined in 42 C.F.R. § 1001.2), nor, to the Knowledge of the Company, any agent (as such term is defined in 42 C.F.R. § 1001.2) of the Company or any of its Subsidiaries, is a party to, or bound by, any order, individual integrity agreement, corporate integrity agreement or other formal or informal agreement with any Governmental Authority concerning compliance with Federal Health Care Program Laws.

(b) Neither the Company nor any of its Subsidiaries nor any of its or their respective officers, directors, managing employees (as those terms are defined in 42 C.F.R. § 1001.2), nor, to the Knowledge of the Company, any agent (as such term is defined in 42 C.F.R. § 1001.2) of the Company or any of its Subsidiaries (i) has been charged with or convicted of any criminal offense relating to the delivery of an item or service under any Federal Health Care Program; (ii) has been debarred, excluded or suspended from participation in any Federal Health Care Program; (iii) has had a civil monetary penalty assessed against it, him or her under Section 1128A of the Social Security Act of 1935, codified at Title 42, Chapter 7, of the United States Code (the “SSA”); (iv) is currently listed on the U.S. General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs; or (v) is the target or subject of any current or potential investigation relating to any Federal Health Care Program-related offense. “Federal Health Care Program” has the meaning specified in Section 1128B(f) of the SSA and includes the Medicare, Medicaid and TRICARE programs.

(c) Neither the Company nor any of its Subsidiaries nor any of its or their respective officers, directors, managing employees (as those terms are defined in 42 C.F.R. § 1001.2), nor, to the Knowledge of the Company, any agent (as such term is defined in 42 C.F.R. § 1001.2) of the Company or any of its Subsidiaries has engaged in any activity that is in violation of, or is cause for civil or criminal penalties, mandatory or permissive exclusion from a Federal Healthcare Program or other administrative sanction under, the federal Medicare or federal or state Medicaid statutes, Section 1128, 1128A, 1128B, 1128C or 1877 of the SSA (42 U.S.C. §§ 1320a-7, 1320a-7a, 1320a-7b, 1320a-7c and 1395nn), the federal TRICARE statute (10 U.S.C. § 1071 et seq.), the civil False Claims Act of 1863 (31 U.S.C. § 3729 et seq.), criminal false claims statutes (e.g., 18 U.S.C. §§ 287 and 1001), the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. § 3801 et seq.) or any analogous state statutes, the anti-fraud and related provisions of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (e.g., 18 U.S.C. §§ 1035 and 1347), the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h), or related regulations, or any other Laws that govern the health care industry or relationships among health care providers, suppliers, distributors, manufacturers and patients (collectively, “Federal Health Care Program Laws”), including the following:

(i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment;

(ii) knowingly and willfully making or causing to be made a false statement or representation of a material fact for use in determining rights to any benefit or payment;

(iii) knowingly and willfully soliciting, arranging or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or kind (A) in return for or in connection with referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under any Federal Health Care Program; or (B) in return for purchasing, leasing or ordering, or arranging for or recommending purchasing, leasing or ordering, any good, facility, service or item for which payment may be made in whole or in part under any Federal Health Care Program;

(iv) knowingly and willfully offering, arranging or paying any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind, to any Person to induce such Person (A) to refer an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under a Federal

Health Care Program; or (B) to purchase, lease or order, or arrange for or recommend purchasing, leasing or ordering, any good, facility, service or item for which payment may be made in whole or in part under a Federal Health Care Program unless such offer or payment fully complied with applicable statutory or regulatory safe harbors; and

(v) any other activity that violates any Law relating to prohibiting fraudulent, abusive or unlawful practices connected in any way with the provision of health care items or services or the billing for such items or services provided to a beneficiary of any Federal Health Care Program.

(d) To the Knowledge of the Company, no Person has filed or has threatened to file against the Company or any of its Subsidiaries an action relating to any FDA Law or Federal Health Care Program Law under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

(e) To the Knowledge of the Company, each of the Company and its Subsidiaries is not in violation of the administrative simplification provisions of HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act, or the regulations contained in 45 C.F.R. Parts 160 and 164 (the “Federal Privacy and Security Regulations”), and each of the Company and its Subsidiaries has operated its business in compliance in all material respects with all applicable Laws, clinical trial protocols, and contractual or other requirements relating to personal information, medical records and medical or personal information privacy that regulate or limit the maintenance, use, disclosure or transmission of medical records, clinical trial data, patient information or other personal information made available to or collected by each of the Company and its Subsidiaries, as applicable, in connection with the operation of its business, including the Standards for Privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164 (subparts A and E), the Security Standards at 45 C.F.R. Parts 160 and 164 (subparts A and C) and the Standards for Electronic Transactions and Code Sets at 45 C.F.R. Parts 160 and 162 promulgated under HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is under investigation by any Governmental Authority for a violation of HIPAA or the Federal Privacy and Security Regulations. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is a “covered entity” as that term is defined in HIPAA and is not in breach of any “business associate contract,” as described in 45 C.F.R. § 164.504(e). The Company and each of its Subsidiaries have been in compliance in all material respects with federal and state data breach Laws.

(f) Except as set forth in Section 3.24(f) of the Company Disclosure Letter, to the extent the Company and any of its Subsidiaries provide to customers or others reimbursement coding or billing advice regarding products offered for sale by the Company or any of its Subsidiaries and procedures related thereto, such advice is (i) true, complete and correct; (ii) in compliance with Medicare and other Federal Health Care Program Laws; (iii) conforms to the applicable American Medical Association’s Current Procedural Terminology (CPT), the International Classification of Disease, Ninth Revision, Clinical Modification (ICD-9-CM) and other applicable coding systems; (iv) includes a disclaimer advising customers to contact individual payers to confirm coding and billing guidelines; and (v) has been independently verified as supporting accurate claims for reimbursement by federal, state and commercial payors.

(g) The Company has adopted a code of ethics and has an operational healthcare compliance program covering the seven elements of an effective compliance program described in the Compliance Program Guidance published by the Office of Inspector General, U.S. Department of Health and Human Services, which governs all employees, including sales representatives and their interactions with their physician and hospital customers.

(h) Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) all agreements or other arrangements between the Company or any of its Subsidiaries on the one hand and any physician on the other hand for services are in writing, describe bona fide services required by the Company or its Subsidiaries, as the case may be, provide for compensation that is no more than fair market value for such services determined as of the effective date of such agreement, and are in material compliance with the Federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)) (“AKS”); (ii) all agreements or arrangements with health care professionals for services to or investments in the Company or any of its Subsidiaries, directly or indirectly, to which the Company or any of its Subsidiaries is a party as of the date of this Agreement are referenced on Section 3.24(h) of the Company Disclosure Letter, including true, complete and correct details as to amounts paid thereunder in 2016; (iii) all payments made and things of value provided by the Company or any of its Subsidiaries to any health care professional for services rendered by such health care professional have been made at fair market value determined as of the effective date of any such agreement and are in material compliance with AKS; and (iv) all such agreements, arrangements, payments and things of value are in compliance in all material respects with all applicable Laws, including all Federal Health Care Program Laws.

Section 3.25 Insurance. Section 3.25 of the Company Disclosure Letter lists all material insurance policies maintained by or on behalf of the Company or any of its Subsidiaries as of the date of this Agreement. The Company and each of its Subsidiaries have paid, or caused to be paid, all premiums due under all material insurance policies of the Company and each of its Subsidiaries, and all such insurance policies are in full force and effect. As of the date of this Agreement, none of the Company or any of its Subsidiaries has received (a) notice that they are in default with respect to any obligations under such policies or (b) notice of cancellation or termination with respect to any such existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any such existing material insurance policy.

Section 3.26 Applicable Company Subsidiary Acquisition. As of the Applicable Company Subsidiary Acquisition Closing, there were no waivers by any party to such agreement of the conditions to the closing set forth in Article VII of the Applicable Subsidiary Acquisition Agreement.

Section 3.27 Takeover Statutes. The Company Board has taken such actions and votes as are necessary to render the provisions of any “fair price,” “moratorium,” “control share acquisition” or any other takeover or anti-takeover statute or similar federal or state Law (including Section 203 of the DGCL) inapplicable to this Agreement, the Merger, the Voting Agreement(s) or any other transactions contemplated by this Agreement.

Section 3.28 Brokers. No investment banker, broker, finder or other intermediary (other than Piper Jaffray & Co., the fees and expenses of which will be paid by the Company) is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates. True, correct and complete copies of all agreements between the Company and Piper Jaffray & Co. have been delivered to Parent.

Section 3.29 Opinion of Financial Advisors. The Company Board has received the opinion of Piper Jaffray & Co., as to the fairness of the Merger Consideration, from a financial point of view, to the holders of Company Common Stock. A true, correct and complete copy of the foregoing opinion has been delivered or made available to Parent.

Section 3.30 No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Article III, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries. The Company acknowledges and agrees that except for the representations and warranties expressly set forth in Article IV, (a) none of Parent, Merger Sub or any of their respective Subsidiaries makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger and the Company is not relying on any representation or warranty except for those expressly set forth in Article IV and (b) no Person other than Parent and Merger Sub has been authorized by Parent, Merger Sub or any of their respective Subsidiaries, as applicable, to make any representation or warranty relating to Parent, Merger Sub or any of their respective Subsidiaries or the business of any of Parent, Merger Sub or any of their respective Subsidiaries or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by the Company as having been authorized by such party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company as follows:

Section 4.1 Organization; Qualification. Each of Parent and Merger Sub is a corporation duly organized and validly existing under the laws of the jurisdiction of its respective incorporation and has the requisite corporate power and authority to conduct its business as it is now being conducted and to own, lease and operate its properties and assets in the manner in which its properties and assets are currently operated. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of each of Parent and Merger Sub, as the case may be, to perform its obligations under this Agreement or to consummate the Merger and pay the Merger Consideration, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated by this Agreement (a “Parent Material Adverse Effect”).

Section 4.2 Authority Relative to Agreement. Each of Parent and Merger Sub have all necessary corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate action by Parent and Merger Sub, and (except for the filing of the Certificate of Merger with the Delaware Secretary of State) no other corporate action or proceeding on the part of Parent or Merger Sub is necessary to authorize the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

Section 4.3 No Conflict; Required Filings and Consents.

(a) Neither the execution and delivery of this Agreement by Parent and Merger Sub nor the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, nor compliance by Parent and Merger Sub with any of the terms or provisions of this Agreement, will (i) violate any provision of the Parent Organizational Documents, (ii) assuming that the Consents, registrations, declarations, filings and notices referenced in Section 4.3(b) have been obtained or made, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third Person pursuant to any of the terms or provisions of any Contract to which Parent or Merger Sub is a party or by which any property or asset of Parent or Merger Sub is bound or affected, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of Parent or Merger Sub, other than, in the case of clauses (ii) and (iii), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b) No Consent of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to Parent or Merger Sub in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, other than (i) applicable requirements of and filings with the SEC under the Exchange Act or the Securities Act, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iii) applicable requirements under foreign qualification, state securities or “blue sky” laws of various states, (iv) compliance with applicable rules and regulations of the New York Stock Exchange, (v) such other items required solely by reason of the participation and identity of the Company in the transactions contemplated by this Agreement, (vi) compliance with and filings or notifications under Antitrust Laws and (vii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.4 Litigation. As of the date of this Agreement, (a) there is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries or any asset or property of Parent or any of its Subsidiaries, and (b) there is no Order outstanding against, or involving, Parent or any of its Subsidiaries or any asset or property of Parent or any of its Subsidiaries that, in each case of clauses (a) and (b), would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section  4.5 Information Supplied. None of the information with respect to Parent and its Subsidiaries that Parent furnishes to the Company in writing specifically for use in the Proxy Statement will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at the time such Proxy Statement or any amendment or supplement thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholders’ Meeting.

Section 4.6 Brokers. No investment banker, broker, finder or other intermediary other than Guggenheim Securities, LLC, the fees and expenses of which will be paid by Parent, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.

Section 4.7 Sufficient Funds. Parent will have, as of the Closing Date, sufficient cash to consummate the Merger and the other transactions contemplated by this Agreement that require payment on the Closing Date. The obligations of Parent and Merger Sub hereunder are not subject to any condition regarding Parent’s or Merger Sub’s ability to obtain financing for the Merger and the other transactions contemplated by this Agreement.

Section 4.8 Merger Sub. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. Merger Sub has no outstanding options, warrants, rights or any other agreements pursuant to which any Person other than Parent may acquire any Security of Merger Sub. Merger Sub has not engaged in any business activities or conducted any operations and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than in connection with the Merger and the other transactions contemplated by this Agreement.

Section 4.9 No Interested Stockholder. Neither Parent nor any of its Subsidiaries nor any “affiliate” (as such term is defined in Section 203 of the DGCL) of Parent or any of its Subsidiaries, is, or has been at any time during the period commencing three (3) years prior to the date hereof through the date hereof, an “interested stockholder” (as such term is defined in Section 203 of the DGCL) of the Company. None of Parent, Merger Sub

or any of their controlled Affiliates directly or indirectly beneficially owns any Company Common Stock, other than shares beneficially owned through benefit or pension plans.

Section 4.10 No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Article IV, none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to Parent or any of its Subsidiaries. Parent and Merger Sub each acknowledges and agrees that except for the representations and warranties expressly set forth in Article III, (a) neither the Company nor any of its Subsidiaries makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger and Parent and Merger Sub are not relying on any representation or warranty except for those expressly set forth in Article III, (b) no Person other than the Company has been authorized by the Company or any of its Subsidiaries, as applicable, to make any representation or warranty relating to the Company or any of its Subsidiaries or the business of the Company or any of its Subsidiaries or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by Parent or Merger Sub as having been authorized by such party and (c) except to the extent the subject of any representation or warranty expressly set forth in Article III, any estimates, projections, predictions, data, financial information, memoranda, presentations or other materials or information provided to Parent, Merger Sub or any of their representatives are not, and shall not be deemed to be or include, representations or warranties.

ARTICLE V

COVENANTS AND AGREEMENTS

Section 5.1 Conduct of Business by the Company Pending the Merger. The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated in accordance with Section 7.1, except (A) as required by applicable Law, (B) as may be consented to in writing by Parent (provided that, in the case of Sections 5.1(e), 5.1(f), 5.1(k)(i), 5.1(n), 5.1(o), 5.1(q) and 5.1(s), such consent shall not be unreasonably withheld, delayed or conditioned), (C) as may be expressly required pursuant to this Agreement or (D) as set forth on Section 5.1 of the Company Disclosure Letter, (x) the Company shall, and shall cause each of its Subsidiaries to, conduct the business of the Company and its Subsidiaries in the ordinary course of business and in a manner consistent with past practice and, to the extent consistent therewith, use reasonable best efforts to preserve its assets and business organization intact in all material respects and maintain its existing business relations and goodwill with customers, suppliers, licensors, distributors, Governmental Authorities, independent contractors, employees, business partners and others having material business relationships with it, and (y) without limiting the generality of clause (x), the Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly:

(a) amend or otherwise change the Certificate of Incorporation or the Bylaws (or such similar organizational or governing documents of any Subsidiary of the Company);

(b) adjust, split, reverse split, combine, subdivide, reclassify, redeem, purchase, repurchase or otherwise acquire, directly or indirectly, or amend the terms of, the Company’s or any of its Subsidiaries’ Securities, including any options, equity or equity-based compensation, warrants, convertible Securities or other rights of any kind to acquire any of such Securities;

(c) issue, sell, pledge, modify, transfer, dispose of, encumber or grant, or authorize the same with respect to, directly or indirectly, any of the Company’s or any of its Subsidiaries’ Securities, including any options, equity or equity-based compensation, warrants, convertible Securities or other rights of any kind to acquire such Securities; provided, however, that the Company may issue shares of Company Common Stock (i) upon the exercise of Company Options or vesting of Company RSU Awards outstanding as of the date of this Agreement in accordance with the respective terms of such Company Options or Company RSU Awards,

(ii) upon the exercise of the Oxford Warrants outstanding as of the date of this Agreement in accordance with the respective terms of such Oxford Warrants and (iii) pursuant to the automatic exercise of the right to purchase shares of Company Common Stock under the Company ESPP on the last day of any applicable Offering Period (as modified by and subject to the terms of Section 2.3(d)) from shares of Company Common Stock reserved for issuance under the Company ESPP as of the date of this Agreement;

(d) declare, set aside, authorize, make or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the Company’s or any of its Subsidiaries’ Securities;

(e) (i) establish, adopt, enter into, materially amend or terminate any Benefit Plan, or any plan, program, policy, practice, agreement or other arrangement that would be a Benefit Plan if it had been in existence on the date of this Agreement (other than offer letters that provide for at-will employment without any severance or change in control benefits); (ii) grant or pay, or commit to grant or pay, any bonus, incentive or profit-sharing award or payment, or increase the base salary and/or cash bonus opportunity to any director, officer, employee, or consultant of the Company or any Subsidiary, except in each case, (A) as required by applicable Law or any Benefit Plan in effect as of the date of this Agreement, or (B) in the case of increases in annual base salaries and the payment or grant of cash incentive compensation payable to any of its current employees at the rank or title below the rank or title of Director, at times and in dollar amounts in the ordinary course of business in connection with the Company’s annual salary review process consistent with past practice; (iii) except as required by any Benefit Plan in existence as of the date hereof or adopted in accordance with this Agreement, accelerate or take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee, or consultant of the Company or any Subsidiary; (iv) enter into, extend, amend or modify, or terminate any employment, severance, termination, change in control, retention, individual consulting or other similar agreement with any current or former director, officer, employee, or consultant of, or individual service provider to, the Company or any of its Subsidiaries (other than offer letters that provide for at-will employment without any severance, retention or change in control benefits for newly hired employees or individual service providers who are hired in the ordinary course of business and consistent with past practice and whose annual base compensation does not exceed $150,000 individually); (v) communicate with the employees of the Company or any of its Subsidiaries regarding the compensation, benefits or other treatment they will receive following the Effective Time, unless such communication is (A) approved by Parent in advance of such communication or (B) required by applicable Law; or (vi) except as may be required by GAAP, materially change any actuarial or other assumptions used to calculate funding obligations with respect to any Benefit Plan or materially change the manner in which contributions to such plans are made or the basis on which such contributions are determined;

(f) hire, promote or terminate the employment of (other than for cause, death or disability) any employee at a level of Director or higher or otherwise outside the ordinary course of business (except that the Company and its Subsidiaries may hire any person for employment to fill any position that is vacant as of the date hereof with annual base compensation not to exceed $100,000, or any currently existing position that becomes vacant after the date hereof with annual base compensation not to exceed $100,000);

(g) take any action requiring notice to employees, or triggering any other obligations, under the WARN Act or any similar state, local or foreign Law prior to the Closing;

(h) make any loan or advance to (other than travel and similar advances to its employees in the ordinary course of business and consistent with past practice), or capital contribution to, or investment in, any Person (other than wholly owned Subsidiaries of the Company) in excess of $150,000 in the aggregate;

(i) forgive any loans or advances to any officers, employees or directors of the Company or its Subsidiaries, or any of their respective Affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such Persons pursuant to an employee benefit plan or otherwise, except in the ordinary course of business in connection with relocation activities to any employees of the Company or its Subsidiaries;

(j) acquire (including by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, joint venture, other business organization, any division of any of the foregoing, any equity interest in any of the foregoing, any real estate or all or any material portion of the assets, business or properties of any Person;

(k) (i) sell, pledge, dispose of, transfer, abandon, lease, license, mortgage, incur any Lien (other than Permitted Liens) (including pursuant to a sale-leaseback transaction or an asset securitization transaction) on or otherwise transfer or encumber any portion of the tangible or intangible assets, business, properties or rights of the Company or any of its Subsidiaries except sales of product inventory in the ordinary course of business and consistent with past practice, (ii) enter into any new line of business or (iii) create any new Subsidiaries;

(l) (i) pay, discharge or satisfy any Indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than Indebtedness incurred by the Company or its wholly owned Subsidiaries and owed to the Company or its wholly owned Subsidiaries) or (ii) cancel any material Indebtedness (individually or in the aggregate) or settle, waive or amend any claims or rights of substantial value;

(m) (i) incur, create, assume or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for any Indebtedness, including by the issuance of any debt security, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for any Indebtedness of any Person, including by the issuance of any debt security and the assumption or guarantee of obligations of any Person (or enter into a “keep well” or similar arrangement) or (iii) issue or sell any debt securities of the Company or any of its Subsidiaries, including options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries;

(n) negotiate, amend, extend, renew, terminate or enter into, or agree to any amendment or modification of, or waive, release or assign any rights under, any Company Material Contract, any Contract that would have been a Company Material Contract had it been entered into prior to the date of this Agreement or any Lease for any Company Leased Real Property, except, in the case of any Contract of the type described in Sections 3.15(a)(i), 3.15(a)(iv) and 3.15(a)(vii), in the ordinary course of business consistent with past practice; provided, however, that the foregoing exception shall not apply to any Contract that requires or provides for consent, acceleration, termination or any other material right or consequence triggered in whole or in part by the Merger or any of the other transactions contemplated by this Agreement;

(o) negotiate, amend, modify, extend, enter into or terminate any Labor Agreement, except as required pursuant to an applicable Contract in effect as of the date of this Agreement;

(p) make any material change to its or any of its Subsidiaries’ methods, policies and procedures of accounting, except as required by GAAP or Regulation S-X of the Exchange Act;

(q) make or agree to make any capital expenditure exceeding $1,000,000 in the aggregate;

(r) write up, write down or write off the book value of any material assets, except to the extent required by GAAP;

(s) agree to or otherwise commence, release, compromise, assign, settle or resolve, in whole or in part, any threatened or pending Proceeding or insurance claim, other than settlements that result solely in monetary obligations involving payment (without the admission of wrongdoing) by the Company or any of its Subsidiaries of an amount not greater than $150,000 (net of insurance proceeds) in the aggregate;

(t) fail to use reasonable best efforts to maintain in effect material insurance policies covering the Company and its Subsidiaries and their respective properties, assets and businesses;

(u) (i) sell, transfer, assign, lease, license or otherwise dispose of (whether by merger, stock or asset sale or otherwise) to any Person any rights to any Company Intellectual Property material to the Company and its Subsidiaries, taken as a whole (except for licensing non-exclusive rights for the primary purpose of (A) conducting clinical research, entered into with a clinical research organization; (B) material transfer, sponsored research or other similar matters; (C) establishing confidentiality or non-disclosure obligations; (D) conducting clinical trials; or (E) manufacturing, labeling or selling the Company’s or any of its Subsidiaries’ products); (ii) cancel, dedicate to the public, disclaim, forfeit, reissue, reexamine or abandon without filing a substantially identical counterpart in the same jurisdiction with the same priority or allow to lapse (except with respect to Patents expiring in accordance with their terms) any Company Intellectual Property; (iii) fail to make any filing, pay any fee, or take any other action necessary to prosecute and maintain in full force and effect any Company Registered IP; (iv) make any change in Company Intellectual Property that is or would reasonably be expected to materially impair such Company Intellectual Property or the Company’s or any of its Subsidiaries’ rights with respect thereto; (v) disclose to any Person (other than Representatives of Parent and Merger Sub), any Trade Secrets, know-how or confidential or proprietary information, except, in the case of confidential or proprietary information, in the ordinary course of business to a Person that is subject to confidentiality obligations; or (vi) fail to take or maintain reasonable measures to protect the confidentiality and value of Trade Secrets included in the Company Owned IP;

(v) except as required by applicable Law (i) make or change any material Tax election or adopt or change any material method of Tax accounting; (ii) file any material amended Tax Return; (iii) settle or compromise any audit, assessment or other Proceeding relating to a material amount of Taxes; (iv) agree to an extension or waiver of the statute of limitations with respect to federal income Taxes or other material Taxes; (v) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) with respect to any material Tax; (vi) surrender any right to claim a material Tax refund; or (vii) take or permit any action or engage in any transaction outside the ordinary course of business from the date of this Agreement through the Effective Time which could give rise to a material U.S. income inclusion under Section 951 of the Code with respect to any Subsidiary that is a “controlled foreign corporation” as defined in Section 957 of the Code;

(w) merge or consolidate the Company or any of its Subsidiaries with any Person or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries; or

(x) enter into any agreement, contract, commitment or arrangement to do, or adopt any resolutions approving or authorizing, or announce an intention to do, any of the foregoing.

Section 5.2 Proxy Statement; Company Stockholders’ Meeting.

(a) The Company shall use reasonable best efforts to file the preliminary Proxy Statement with the SEC as soon as reasonably practicable (and in any event will file the Proxy Statement within twenty (20) Business Days after the date hereof). The Company shall use its reasonable best efforts to respond to any comments of the SEC or its staff, to clear the preliminary Proxy Statement with the SEC as promptly as practicable after filing and to cause the Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable after the date of this Agreement. The Company will advise Parent promptly after receipt of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or comments thereon and responses thereto or requests by the SEC or its staff for additional information. The Company will promptly provide Parent with copies of all written correspondence between the Company (or its Representatives) and the SEC (or its staff) regarding the Proxy Statement or the Merger. If at any time prior to the Company Stockholders’ Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the Proxy Statement, the Company shall as promptly as practicable prepare and mail to its stockholders such an amendment or supplement. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC (or its staff) with respect thereto, the Company shall provide Parent an opportunity to review and comment on such document or response (and the Company shall give reasonable consideration to all reasonable comments provided by Parent or its Representatives).

(b) Subject to the earlier termination of this Agreement in accordance with Section 7.1, the Company shall, as soon as reasonably practicable following the date of this Agreement (in consultation with Parent), conduct one or more “broker searches,” establish a record date (which will be as soon as practicable following the date of this Agreement) for, duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholders’ Meeting”) for the purpose of seeking the Company Stockholder Approval and shall submit such proposal to such holders at the Company Stockholders’ Meeting and shall not submit any other proposal to such holders in connection with the Company Stockholders’ Meeting without the prior written consent of Parent. The Company shall not change such record date for the Company Stockholders’ Meeting without the prior written consent of Parent and shall not adjourn or otherwise postpone or delay the Company Stockholders’ Meeting without the prior written consent of Parent; provided, however, that the Company may, without the prior written consent of Parent, adjourn or postpone the Company Stockholders’ Meeting (i) if as of the time for which the Company Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders’ Meeting, (ii) after consultation with Parent, to the extent necessary to ensure the distribution of any supplement or amendment to the Proxy Statement required by Law within a reasonable amount of time in advance of the Company Stockholders’ Meeting or (iii) if there are insufficient affirmative votes represented (either in person or by proxy) at the Company Stockholders’ Meeting to obtain the Company Stockholder Approval; provided, further, however, that (A) unless agreed to in writing by Parent, (x) any such adjournment or postponement under the preceding clause (i) or (iii) shall be for a period of no more than ten (10) Business Days each, and (y) the Company shall only be permitted to effect up to two (2) such adjournments or postponements pursuant to the preceding clauses (i) and (iii) (in the aggregate), (B) no postponement contemplated by the preceding clause (i) or (iii) shall be permitted if it would require a change to the record date for the Company Stockholders’ Meeting and (C) if requested by Parent, the Company shall effect an adjournment or postponement of the Company Stockholders’ Meeting under the circumstances contemplated by the preceding clause (i) or (iii) for a period of up to ten (10) Business Days each (provided, however, that Parent shall only make up to two (2) such requests, and no such request for a postponement shall be permitted if it would require a change in the record date for the Company Stockholders’ Meeting). If the Company Board has not made a Company Adverse Recommendation Change in accordance with Section 5.5(c), the Company shall, through the Company Board, make the Company Recommendation, and shall include such Company Recommendation in the Proxy Statement, and use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement. Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the Company hereunder shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Company Acquisition Proposal (whether or not a Company Superior Proposal).

(c) Immediately following the execution of this Agreement, Parent shall execute and deliver, in accordance with Section 228 of the DGCL and in its capacity as the sole stockholder of Merger Sub, a written consent adopting this Agreement.

Section 5.3 Appropriate Action; Consents; Filings.

(a) Subject to the terms and conditions of this Agreement, the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated by this Agreement and to cause the conditions to the Merger set forth in Article VI to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Merger, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a Proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Merger, (ii) the defending of any lawsuits or other legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including the Merger, performed or consummated by such party in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the Merger and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement. Each of the parties hereto shall as promptly as reasonably practicable after the date of this Agreement, upon a date to be mutually agreed upon by the parties hereto (and in any event within ten (10) Business Days following the date of this Agreement, unless agreed otherwise by the parties hereto), make its respective filings under the HSR Act, and thereafter make any other applications and filings as reasonably determined by the Company and Parent under other applicable Antitrust Laws with respect to the transactions contemplated by this Agreement as promptly as practicable, but in no event later than as required by Law. Notwithstanding anything to the contrary contained in this Agreement, neither Parent nor any of its Affiliates shall be required to, and without the prior written consent of Parent, none of the Company or any of its Subsidiaries or Affiliates will, grant or offer to grant any accommodation or concession (financial or otherwise), or make any payment, to any third Person in connection with seeking or obtaining its consent to the transactions contemplated by this Agreement (it being understood that this sentence does not apply to the actions required by Section 5.3(d) or Section 5.3(e)).

(b) In connection with and without limiting the efforts referenced in this Section 5.3, each of the parties hereto will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a Governmental Authority or in connection with any Proceeding initiated by a private party, in each case, under any applicable Antitrust Laws, including (i) promptly informing the other party of such inquiry or Proceeding, (ii) consulting in advance before making any presentations or submissions to a Governmental Authority, or in connection with any such Proceeding, to any other Person, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority, or in connection with any such Proceeding, between either party and any other Person with respect to this Agreement and (iii) providing the other party with a reasonable advance opportunity to review and comment upon and consider in good faith the views of the other in connection with all written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) between either party and any Governmental Authority, or in connection with any such Proceeding, between either party and any other Person with respect to this Agreement. In addition, each of the parties hereto will give reasonable notice to and consult with the other in advance of any meeting or conference with any Governmental Authority, or in connection with any such Proceeding, with any other Person, and to the extent permitted by the Governmental Authority, give the other the opportunity to attend and participate in such meeting or conference.

(c) The parties shall consult with each other with respect to obtaining all permits and Consents necessary to consummate the transactions contemplated by this Agreement, including the Merger.

(d) Subject to the limitations set forth below in Section 5.3(e), Parent agrees to take, or cause to be taken (including by its Subsidiaries), any and all steps and to make, or cause to be made (including by its Subsidiaries), any and all undertakings necessary to resolve such objections, if any, that a Governmental Authority may assert under any Antitrust Law with respect to the transactions contemplated by this Agreement, and to avoid or eliminate any impediment under any Antitrust Law that may be asserted by any Governmental Authority with respect to the transactions contemplated by this Agreement, in each case, so as to enable the Closing to occur as promptly as practicable and in any event no later than the Termination Date, including, without limitation, (x) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of any businesses, assets, equity interests, product lines or properties of the Company, (y) creating, terminating, or divesting relationships, ventures, contractual rights or obligations of the Company and (z) otherwise taking or committing to take any action that would limit Parent’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, any businesses, assets, equity interests, product lines or properties of the Company, in each case as may be required in order to obtain all expirations or terminations of waiting periods required under any Antitrust Law or to avoid the commencement of any action by a Governmental Authority to prohibit the transactions contemplated by the Agreement under any Antitrust Law, or, in the alternative, to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other Order in any action or proceeding seeking to prohibit the transactions contemplated by this Agreement or delay the Closing beyond the Termination Date. To assist Parent in complying with its obligations set forth in this Section 5.3(d), the Company shall enter into one or more agreements requested by Parent to be entered into by any of them prior to the Closing with respect to any transaction to divest, hold separate or otherwise take any action that limits the Company’s freedom of action, ownership or control with respect to, or their ability to retain or hold, directly or indirectly, any of the businesses, assets, equity interests, product lines or properties of the Company (each, a “Divestiture Action”); provided, however, that the consummation of the transactions provided for in any such agreement for a Divestiture Action shall be conditioned upon the Closing or satisfaction of all of the conditions to Closing in a case where the Closing will occur immediately following such Divestiture Action (and where Parent has irrevocably committed to effect the Closing immediately following such Divestiture Action).

(e) Notwithstanding anything in this Agreement to the contrary, none of Parent or any of its Affiliates shall be required to take any Divestiture Action or otherwise agree to or proffer to sell, divest, hold separate, lease, license, transfer, dispose of or otherwise encumber or impair or take any other action with respect to Parent’s or any of its Affiliates’ ability to own or operate any assets, properties, businesses or product lines of Parent or any of its Affiliates (including, for the avoidance of doubt, any Securities of the Company or its Subsidiaries) or, except as would not have, individually or in the aggregate, a material adverse effect on the Company and its Subsidiaries, taken as a whole, any assets, properties, businesses or product lines of the Company or any of its Subsidiaries; provided, however, that none of Parent or any of its Affiliates shall be required to take any action contemplated in Section 5.3(d) or this Section 5.3(e) in connection with any Proceeding by a Person other than a Governmental Authority, and the Company shall not, and shall not cause or permit any of its Subsidiaries to, unless requested to do so by Parent, commit to or effect any action contemplated in Section 5.3(d) or this Section 5.3(e).

Section 5.4 Access to Information; Confidentiality. From the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, afford to Parent and Merger Sub, and their respective Representatives, reasonable access, during normal business hours and upon reasonable notice, to all of the officers, employees, agents, properties, books, contracts and records of the Company and its Subsidiaries, and during such period, the Company shall, and shall cause each of its Subsidiaries to, furnish promptly all other information concerning the business, properties and personnel of the Company and its Subsidiaries as Parent or Merger Sub may reasonably request. Notwithstanding anything to the contrary provided herein, the Company may restrict or prohibit such access to such documents or information to the extent that (a) any applicable Law requires the Company or its Subsidiaries to restrict or prohibit such access, (b) granting such access would violate any Contract or material obligation of the Company or any of its Subsidiaries with a third Person with respect to confidentiality or otherwise breach, contravene or violate, constitute a default under, or give a third Person the right to terminate or accelerate any obligations under, any then-effective Contract to which the Company or any of its Subsidiaries is a party or (c) access to such documents or information would reasonably be expected to result in a waiver of any attorney-client privilege, work product doctrine or other applicable privilege in respect of such documents or information, provided, however, that the Company shall use its reasonable best efforts to communicate the applicable information to Parent in a way that would not violate the applicable Law, Contract or material obligation or waive such privilege or work-product doctrine. Prior to the Effective Time, Parent and Merger Sub will hold any information obtained pursuant to this Section 5.4 in accordance with the terms of the Confidentiality Agreement. No investigation pursuant to this Section 5.4 shall affect or be deemed to modify any representation or warranty made by the Company hereunder.

Section 5.5 No Solicitation.

(a) From the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated in accordance with Section 7.1, except as expressly provided in Section 5.5(b) or Section 5.5(d), (i) the Company shall immediately cease and cause to be terminated, and shall cause its Subsidiaries and its and its Subsidiaries’ Representatives to immediately cease and cause to be terminated, all existing activities, discussions, negotiations and communications, if any, with any Persons (or any of their Representatives) with respect to any Company Acquisition Proposal (other than Parent or any of its Affiliates or Representatives with respect to the transactions contemplated by this Agreement); (ii) the Company shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ Representatives to not, directly or indirectly, (A) initiate, seek, solicit, facilitate or knowingly encourage, or induce or take any other action designed or intended to lead to, or that would reasonably be expected to lead to any inquiry with respect to, or the making, submission or announcement of, any Company Acquisition Proposal, (B) enter into, continue or otherwise participate in any negotiations or discussions with, or furnish or cause to be furnished any information or data to, or furnish access to the Company’s (or any of its Subsidiaries’) properties with respect to, or otherwise cooperate in any way with, any Person (other than Parent or any of its Affiliates or Representatives) relating to any Company Acquisition Proposal or any proposal reasonably expected to lead to any Company Acquisition Proposal, or grant any waiver or release under (or terminate, amend or modify any provision of), or fail to enforce to the fullest extent permitted under applicable Law, any confidentiality or standstill or similar agreement (except that if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to grant any waiver or release would be inconsistent with the Company Board’s fiduciary duties under applicable Law, the Company may waive any such standstill provision solely to the extent necessary to permit a third Person to make a Company Acquisition Proposal), (C) enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to any Company Acquisition Proposal, (D) submit to the stockholders of the Company for their approval any Company Acquisition Proposal, or (E) resolve to do, or agree or announce an intention to do, any of the foregoing; (iii) the Company shall not provide (and will cause its Subsidiaries and its and its Subsidiaries’ Representatives to not provide) and shall promptly, and in any event, within twenty-four (24) hours of the date of this Agreement, terminate access of any third Person (and its Representatives) to any data room (virtual or actual) containing any of the Company’s (or any Subsidiary of the Company’s) confidential information granted in connection with, or with the intent of obtaining, any possible Company Acquisition Proposal; and (iv) the Company shall, and shall cause its Subsidiaries and its and its Subsidiaries’ Representatives to, use their respective reasonable best efforts to cause any such third Person (and its Representatives) in possession of confidential information about the Company or any of its Subsidiaries (or its or its Subsidiaries’ businesses or operations) to return or destroy all such information, and in connection therewith the Company shall, within twenty-four (24) hours of the date of this Agreement, demand the return or destruction of all confidential information and materials provided to any third Persons (or their Representatives) relating to a possible Company Acquisition Proposal. Without limiting the foregoing, any violation of the restrictions set forth in this Section 5.5 by any of the Company’s or the Company’s Subsidiaries’ Representatives, whether or not such Representative is so authorized and whether or not such Representative is purporting to act on behalf of the Company, a Company Subsidiary or otherwise, shall be deemed to be a breach of this Agreement by the Company.

(b) Notwithstanding the foregoing limitations in Section 5.5(a), at any time prior to obtaining the Company Stockholder Approval, if the Company receives, after the date hereof, a bona fide written Company Acquisition Proposal from a third Person that did not result from a breach of this Section 5.5, then the Company may (i) furnish information concerning its business, properties or assets to such Person pursuant to an Acceptable Confidentiality Agreement (a copy of which shall be provided to Parent promptly after execution) and (ii) negotiate and participate in discussions and negotiations with such Person concerning such Company Acquisition Proposal, in each case of clause (i) and (ii), if and only if the Company Board determines in good faith (after consultation with the Company’s financial advisors and outside legal counsel) that (x) such Company Acquisition Proposal constitutes or is reasonably likely to constitute a Company Superior Proposal and (y) the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable Law. The Company (A) shall promptly (and in any case within twenty-four (24) hours) provide Parent notice (1) of the receipt of any Company Acquisition Proposal, which notice shall include a complete, unredacted copy of such Company Acquisition Proposal, and (2) of any inquiries, proposals or offers received by, any requests for information from, or any discussions or negotiations sought to be initiated or continued with, the Company, any of its Subsidiaries or any of its or its Subsidiaries’ Representatives concerning a Company Acquisition Proposal or proposal that is reasonably likely to constitute or lead to or result in a Company Acquisition Proposal, and disclose the identity of the other party (or parties) and the terms (including any amendments thereto) of such inquiry, offer, proposal, request, discussion or negotiation and, in the case of written materials, provide copies of such materials, (B) shall substantially concurrently (and in any case within twenty-four (24) hours) make available to Parent all information, including copies of all written materials, provided by the Company or any of its Subsidiaries or its or its Subsidiaries’ Representatives to such party but not previously made available to Parent and (C) shall keep Parent reasonably informed on a prompt basis (and, in any case, within twenty-four (24) hours of any significant development, discussions or negotiations) of the status and details (including amendments and proposed amendments) of any such Company Acquisition Proposal or other inquiry, offer, proposal, request, discussion or negotiation (which shall include copies of all drafts and final versions (and any comments thereon) of agreements (including schedules and exhibits thereto) relating to any Company Acquisition Proposal exchanged between the Company or its Subsidiaries or any of its or its Subsidiaries’ Representatives in each case thereof, on the one hand, and the Person (or any of its Representatives) making such Company Acquisition Proposal, on the other hand).

(c) Except as expressly permitted by Section 5.5(d) or Section 5.5(e), neither the Company Board nor any committee thereof shall (i) withdraw, qualify or modify in a manner adverse to Parent, or publicly propose to withdraw, qualify or modify in a manner adverse to Parent, the Company Recommendation, (ii) approve, authorize, declare advisable, endorse or recommend (or publicly propose to approve, authorize, declare advisable, endorse or recommend) any Company Acquisition Proposal (any action described in clauses (i) and (ii) of this sentence being referred to as a “Company Adverse Recommendation Change”) or (iii) adopt or approve, or propose to adopt or approve, or allow the Company or any of its Subsidiaries to execute or enter into, any binding or non-binding letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, commitment, arrangement or understanding in connection with, or that is intended to or would reasonably be expected to lead to, any Company Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted under, and in compliance with Section 5.5(b)).

(d) If, at any time prior to the receipt of the Company Stockholder Approval, the Company or Company Board receives a Company Superior Proposal that did not result from a breach of this Section 5.5, the Company Board may authorize and cause the Company to (x) effect a Company Adverse Recommendation Change and (y) terminate this Agreement pursuant to Section 7.1(c)(ii) and concurrently with such termination enter into a definitive agreement providing for such Company Superior Proposal (subject to the satisfaction of its obligations under Section 7.3) if (i) the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable Law; (ii) the Company has notified Parent in writing that it intends to effect a Company Adverse Recommendation Change and terminate this Agreement; (iii) the Company has provided Parent a copy of the proposed definitive agreements (and any related agreements) among the Company, any of its Subsidiaries and the Person making such Company Superior Proposal (and the identity of the Person making such Company Superior Proposal); (iv) for a period of four (4) Business Days following the notice delivered pursuant to clause (ii) of this Section 5.5(d), the Company and its Representatives shall have discussed and negotiated with Parent in good faith (to the extent Parent desires to negotiate) any proposed modifications to the terms and conditions of this Agreement (it being understood and agreed that any amendment to any material term or condition of any Company Superior Proposal shall require a new notice and a new four (4) Business Day negotiation period); and (v) no earlier than the end of such negotiation period, the Company Board shall have determined in good faith (after consultation with the Company’s financial advisor and outside legal counsel), after considering and taking into account the terms of any proposed amendment or modification to this Agreement made by Parent in writing, that (A) the Company Acquisition Proposal that is the subject of the notice described in clause (ii) above still constitutes a Company Superior Proposal and (B) the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable Law.

(e) Other than in connection with a Company Superior Proposal (which shall be subject to Section 5.5(d) and shall not be subject to this Section 5.5(e)), prior to obtaining the Company Stockholder Approval, the Company Board may, in response to a Company Intervening Event, effect a Company Adverse Recommendation Change if (i) the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable Law; (ii) the Company has notified Parent in writing that it intends to effect such a Company Adverse Recommendation Change pursuant to this Section 5.5(e) (which notice shall specify the facts and circumstances providing the basis of the Company Intervening Event and for the Company Board’s determination to effect the Company Adverse Recommendation Change in detail); (iii) for a period of four (4) Business Days following the notice delivered pursuant to clause (ii) of this Section 5.5(e), the Company and its Representatives shall have discussed and negotiated with Parent in good faith any proposed modifications to the terms and conditions of this Agreement (to the extent Parent desires to negotiate) (it being understood and agreed that any material change to the relevant facts and circumstances shall require a new notice and a new four (4) Business Day negotiation period); and (iv) no earlier than the end of such negotiation period, the Company Board shall have determined in good faith (after consultation with the Company’s financial advisor and outside legal counsel), after considering and taking into account the terms of any proposed amendment or modification to this Agreement made by Parent in writing, that the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable Law.

(f) Nothing contained in this Agreement shall prohibit the Company or the Company Board from (i) disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder or (ii) making any disclosure to its stockholders if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure of the Company Board to make such disclosure would be inconsistent with the Company Board’s fiduciary duties under applicable Law; provided, however, that (A) in no event shall this Section 5.5(f) affect the obligations specified in Section 5.5(d) or 5.5(e) (or to the consequences thereof in accordance with this Agreement) or the definition of Company Adverse Recommendation Change herein and (B) any such disclosure (other than issuance by the Company of a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) that does not expressly reaffirm the Company Recommendation shall be deemed to be a Company Adverse Recommendation Change. The Company shall provide Parent with a copy of the text of any disclosure proposed to be made pursuant to this Section 5.5(f) at the earliest practicable time in advance of such disclosure.

Section 5.6 Directors’ and Officers’ Indemnification and Insurance.

(a) Parent and Merger Sub agree that all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company (the “D&O Indemnified Parties”) as provided in the Certificate of Incorporation, the Bylaws or any indemnification Contract between such directors or officers and the Company (in each case, as in effect on, and, in the case of any indemnification Contracts, to the extent made available to Parent prior to, the date of this Agreement) shall survive the Merger and shall continue in full force and effect. For a period of six (6) years from the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of the Certificate of Incorporation and Bylaws as in effect immediately prior to the Effective Time solely with respect to acts or omissions occurring prior to the Effective Time and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim. From and after the Effective Time, Parent shall guarantee and stand surety for, and shall cause the Surviving Corporation to honor, in accordance with their respective terms, each of the covenants contained in this Section 5.6.

(b) Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of or after the Effective Time to, purchase a six (6)-year prepaid “tail” policy, with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies of directors’ and officers’ liability insurance and fiduciary liability insurance, with respect to matters arising on or before the Effective Time (including in connection with this Agreement and the transactions or actions contemplated by this Agreement), and Parent shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation, and no other party shall have any further obligation to purchase or pay for insurance hereunder; provided, however, that the Company shall not pay, and the Surviving Corporation shall not be required to pay, in excess of 300% of the last annual premium paid by the Company prior to the date of this Agreement in respect of such “tail” policy. If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies prior to, as of or after the Effective Time, Parent shall, for a period of six (6) years from the Effective Time, cause the Surviving Corporation to maintain in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company with respect to matters arising on or before the Effective Time; provided, further, however, that after the Effective Time, Parent shall not be required to pay annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date of this Agreement in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount.

(c) The covenants contained in this Section 5.6 are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties and their respective heirs and shall not be deemed exclusive of any other rights to which any such Person is entitled, whether pursuant to Law, contract or otherwise.

(d) In the event that Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors or assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.6.

Section 5.7 Notification of Certain Matters. The Company shall give prompt notice to Parent of (a) the occurrence or non-occurrence of any event whose occurrence or non-occurrence, as the case may be, could reasonably be expected to cause any condition set forth in Section 6.2 not to be satisfied at any time from the date of this Agreement to the Effective Time; (b) any notice or other communication from any third Person alleging that the consent of such third Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement; and (c) any material regulatory notice, report or results of inspection from the FDA or any similar Governmental Authority. Parent shall give prompt notice to the Company of (i) the occurrence or non-occurrence of any event whose occurrence or non-occurrence, as the case may be, could reasonably be expected to cause any condition set forth in Section 6.3 not to be satisfied at any time from the date of this Agreement to the Effective Time; and (ii) any notice or other communication from any third Person alleging that the consent of such third Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, no such notification shall affect the representations, warranties, covenants or agreements of the parties hereto or the conditions to the obligations of the parties hereto hereunder. The Company and Parent shall, to the extent permitted by Law, promptly provide the other with copies of all filings made by such party with any Governmental Authority in connection with this Agreement and the transactions contemplated by this Agreement.

Section 5.8 Public Disclosure. Parent and the Company shall mutually agree on the initial press release or releases with respect to the execution of this Agreement. Thereafter, so long as this Agreement is in effect, neither the Company nor Parent, nor any of their respective Affiliates, shall issue any press release or other announcement with respect to the Merger, the other transactions contemplated by this Agreement or this Agreement without the prior consent of the other party (such consent not to be unreasonably withheld), except as such press release or other announcement may be required by Law or the rules of a national securities exchange or trading market on which such party’s Securities are listed, in which case the party required to make the release or announcement shall use its reasonable best efforts to provide the other party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance. Notwithstanding the foregoing, (a) the restrictions set forth in this Section 5.8 shall not apply to any press release or other announcement (i) made by the Company with respect to or in connection with a Company Adverse Recommendation Change effected by the Company Board in accordance with this Agreement or (ii) made by the Company or Parent concerning this Agreement, the Merger or the other transactions contemplated hereby in connection with a determination by the Company or the Company Board in accordance with Section 5.5(b) or Section 5.5(d) that a Company Acquisition Proposal constitutes, or is reasonably likely to constitute, a Company Superior Proposal or any dispute between the parties regarding this Agreement, the Merger or the transactions contemplated hereby, provided, however, that in the case of the preceding clause (i) or (ii), to the extent not prohibited by applicable Law, the disclosing party gives the other party reasonable advance notice of (including contents of) its intended press release or other announcement, and (b) to the extent the content of any press release or other announcement has been previously approved and made in accordance with this Section 5.8, no separate approval shall be required in respect of such content to the extent such content is substantially replicated in a subsequent press release or other announcement or substantially consistent with a previously approved press release or announcement.

Section 5.9 Employee Matters.

(a) For the period commencing at the Effective Time and ending on the earlier of (x) the date that is twelve (12) months following the Effective Time and (y) the date on which the employment of an employee of the Company or any of its Subsidiaries who continues his or her employment with Parent, the Surviving Corporation or any of their respective Affiliates following the Effective Time (each, a “Continuing Employee”) terminates, Parent, the Surviving Corporation or any of their respective Affiliates shall provide each Continuing Employee with (i) an annual base salary, at least equal to the annual base salary, provided to such Continuing Employee immediately prior to the Effective Time, (ii) cash bonus or incentive opportunities that are no less favorable than the cash bonus or incentive opportunities provided to similarly situated employees of Parent and its Affiliates, and (iii) employee benefits that are no less favorable (in the aggregate) to the employee benefits (including severance benefits but excluding for such purposes any equity or equity-related awards, and any defined benefit pension benefits) provided to similarly situated employees of Parent and its Affiliates.

(b) Parent agrees that each Continuing Employee shall, as of the Effective Time, receive full credit for service with the Company or any of its Subsidiaries prior to the Effective Time for purposes of determining eligibility to participate, vesting and benefit accrual under the employee benefit plans, programs and policies of Parent, the Surviving Corporation or any of their respective Affiliates in which such Continuing Employee becomes a participant (excluding, for the avoidance of doubt, with respect to any defined benefit pension plan); provided, however, that nothing herein shall result in the duplication of any benefits for the same period of service. With respect to each health or welfare benefit plan maintained by Parent, the Surviving Corporation or any of their respective Affiliates for the benefit of Continuing Employees (including any medical, dental, pharmaceutical or vision benefit plans), Parent shall (i) cause to be waived any eligibility waiting periods, any evidence of insurability requirements or required physical examinations, actively-at-work requirements and the application of any pre-existing condition limitations under such plan to the extent such were waived or satisfied under the comparable health or welfare benefit plan of the Company or any of its Subsidiaries immediately prior to the Effective Time; and (ii) cause each Continuing Employee to be given credit under such plan for all amounts paid (or otherwise deemed paid) by such Continuing Employee under any similar Benefit Plan for the plan year that includes the Effective Time for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the plans maintained by Parent, the Surviving Corporation or any of their respective Affiliates, as applicable, for the plan year in which the Effective Time occurs; provided, however, that Parent’s obligations under this clause (ii) shall be subject to its receipt of all necessary information, from either the Company or such Continuing Employee, related to such amounts paid by such Continuing Employee.

(c) Unless otherwise directed in writing by Parent at least ten (10) Business Days prior to the Effective Time, the Company shall take, or shall cause the Applicable Company Subsidiary to take, all necessary actions to cause the participation by the Applicable Company Subsidiary and its employees in the 401(k) plan sponsored or maintained by any professional employer organization to terminate and cease effective prior to the Closing (the “ACS 401(k) Plan”). The Company shall provide Parent evidence that such actions have been taken by the appropriate authority. The form and substance of any such actions shall be subject to the reasonable approval of Parent. The Company will make (or cause to be made) all necessary payments to fund the contributions (i) necessary or required to maintain the tax-qualified status of the ACS 401(k) Plan; and (ii) for elective deferrals and Company matching contributions required to be made pursuant to the ACS 401(k) Plan for the period prior to termination. Each Continuing Employee who is a participant in the ACS 401(k) Plan will be allowed to participate, effective as of the Effective Time, in a tax qualified plan which includes a cash or deferred arrangement intended to satisfy the provisions of Section 401(k) of the Code that is sponsored by Parent or an Affiliate of Parent (the “Parent 401(k) Plan”). Parent will, or will cause an Affiliate to, take all actions necessary so that the Parent 401(k) Plan will accept rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code, inclusive of loans to the extent administratively practicable) from the ACS 401(k) Plan and Parent (or its Affiliate) will thereafter maintain such loan under the Parent 401(k) Plan.

(d) The provisions of this Section 5.9 are solely for the benefit of the parties to this Agreement, and no Continuing Employee (including any beneficiary or dependent thereof) shall be regarded for any purpose as a third-party beneficiary of this Agreement, and no provision of this Section 5.9 shall create such rights in any such Persons. Nothing herein shall (i) guarantee employment for any period of time or preclude the ability of Parent, the Surviving Corporation or any of their respective Affiliates, as applicable, to terminate the employment of any Continuing Employee at any time and for any reason; (ii) require Parent, the Surviving Corporation or any of their respective Affiliates, as applicable, to continue any Benefit Plans, or other employee benefit plans or arrangements or prevent the amendment, modification or termination thereof after the Effective Time; or (iii) amend any Benefit Plans or other employee benefit plans or arrangements.

(e) To the extent permitted by applicable Law and the applicable Benefit Plan, immediately prior to the Closing, the Company and its Subsidiaries, as applicable, shall pay each Continuing Employee any and all accrued and unused vacation and paid-time off as of the Closing Date; provided, however, that each Continuing Employee may elect to carry over up to 40 hours/five (5) days of PTO for use during the remainder of the calendar year in which the Closing occurs in accordance with the applicable Benefit Plan.

Section 5.10 Merger Sub. Parent will take all actions necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 5.11 Rule 16b-3 Matters. Prior to the Effective Time, the Company shall take all such steps as may be reasonably necessary or advisable (to the extent permitted under applicable Law and no-action letters issued by the SEC) to cause any dispositions of Company Common Stock (including derivative Securities with respect to Company Common Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.

Section 5.12 Repayment and Termination of Existing Credit Agreement. At least three (3) Business Days prior to the Closing Date, the Company shall use its reasonable best efforts to deliver to Parent an executed copy of a customary payoff letter from the agents under the Existing Credit Agreement in form and substance reasonably satisfactory to Parent relating to the repayment in full of all obligations thereunder or secured thereby, the termination of all commitments in connection therewith and the release of all Liens securing the obligations thereunder (the “Payoff Letter”). The Company shall, and shall cause its Subsidiaries to, deliver to Parent (or the agent under the Existing Credit Agreement, in the case of prepayment and termination notices) prior to the Closing, in form and substance reasonably satisfactory to Parent, all the documents, filings and notices required for the termination of commitments under the Existing Credit Agreement and the release of all Liens securing the obligations thereunder, including the filing of UCC releases, termination of control agreements, and delivery of possessory collateral, which shall in each case be subject to the occurrence of the Closing and the repayment in full of all obligations then outstanding under the Existing Credit Agreement. At the Closing, Parent shall pay or shall cause to be paid, in full and in immediately available funds, any and all amounts outstanding and then due and payable under the Existing Credit Agreement in accordance with the Payoff Letter.

Section 5.13 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under Laws and rules and policies of NASDAQ to cause the delisting of the Company and of the shares of Company Common Stock from NASDAQ as promptly as practicable after the Effective Time and the deregistration of the shares of Company Common Stock under the Exchange Act as promptly as practicable after such delisting. The Company shall not cause the Company Common Stock to be delisted from NASDAQ prior to the Effective Time. If the Surviving Corporation is required to file any quarterly or annual report by a filing deadline that is imposed by the Exchange Act which falls on a date within the ten (10) days following the Closing Date, the Company will use its reasonable best efforts to deliver to Parent at least five (5) Business Days prior to the Closing a substantially final draft of any such annual or quarterly report reasonably likely to be required to be filed during such period.

Section 5.14 State Takeover Laws. If any state takeover statute becomes or is deemed to become applicable to the Company or the Merger, the Voting Agreement or the other transactions contemplated by this Agreement, then the Company Board shall take any and all actions necessary to render such statutes inapplicable to the foregoing.

Section 5.15 Stockholder Litigation. The Company shall give Parent notice as soon as possible of, and the opportunity to participate in (subject to a customary joint defense agreement), but not control, the defense or settlement of, any litigation against the Company and/or its directors or executive officers relating to or in connection with this Agreement, the Merger or any other transactions contemplated by this Agreement, whether commenced prior to or after the execution and delivery of this Agreement. The Company agrees that it shall not settle or offer to compromise or settle any litigation commenced prior to or after the date of this Agreement against the Company or any of its directors or executive officers relating to or in connection with this Agreement, the Merger or any other transaction contemplated by this Agreement, in each case, without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned).

Section 5.16 Resignations. Prior to the Effective Time, upon Parent’s request, the Company shall use reasonable best efforts to cause any director of the Company and each subsidiary of the Company to execute and deliver a letter effectuating his or her resignation as a director of such entity effective as of the Effective Time.

ARTICLE VI

CONDITIONS TO THE MERGER

Section 6.1 Conditions to the Obligations of Each Party. The respective obligations of each party hereto to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent at or prior to the Effective Time of the following conditions:

(a) the Company shall have obtained the Company Stockholder Approval;

(b) any applicable waiting period (and any extension thereof) under the HSR Act relating to the consummation of the Merger shall have expired or termination thereof shall have been granted; and

(c) no Governmental Authority of competent jurisdiction shall have issued or entered any Order after the date of this Agreement, and no Law shall have been enacted or promulgated after the date of this Agreement, in each case, that is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement.

Section 6.2 Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent at or prior to the Effective Time of the following additional conditions:

(a) (i) the representations and warranties of the Company contained in 3.2(a), 3.2(c)(i), 3.2(c)(ii), 3.2(c)(iv) (in each foregoing clause of Section 3.2(c), with respect to the Company and the Securities thereof), 3.3, 3.4, 3.5(a)(i), 3.7(b), 3.26, 3.27, 3.28, and 3.29 shall be true and correct in all respects (except in the case of Sections 3.2(a), 3.2(c)(i), 3.2(c)(ii) and 3.2(c)(iv) (in each foregoing clause of Section 3.2(c), with respect to the Company and the Securities thereof) for any de minimis inaccuracy) both as of the date of this Agreement and as of the Effective Time as if made at and as of the Effective Time (other than any such representation or warranty that is made as of a specified date, which representation or warranty shall be so true and correct as of such specified date), (ii) the representations and warranties of the Company contained in Sections 3.1, 3.2(b), 3.2(c)(iii), 3.2(d) and 3.2(e) (without giving effect to any materiality, Company Material Adverse Effect or similar qualifiers contained therein) shall be true and correct in all material respects both as of the date of this Agreement and as of the Effective Time as if made at and as of the Effective Time (other than any such representation or warranty that is made as of a specified date, which representation or warranty shall be so true and correct as of such specified date), and (iii) the other representations and warranties of the Company contained in this Agreement (without giving effect to any materiality, Company Material Adverse Effect or similar qualifiers contained therein) shall be true and correct both as of the date of this Agreement and as of the Effective Time as if made at and as of the Effective Time (other than any such representation or warranty that is made as of a specified date, which representation or warranty shall be so true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect;

(b) the Company shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Effective Time;

(c) since the date of this Agreement, there shall not have been any effect, change, development, event, circumstance, occurrence, condition, fact or state of facts that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(d) Parent shall have received a certificate signed by an executive officer of the Company certifying as to the matters set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(c); and

(e) there shall not be any pending Proceeding in a U.S. federal district court by any Governmental Authority against Merger Sub, Parent, the Company or any of their respective Subsidiaries (i) seeking to restrain or prohibit from retaining any portion of Parent’s or Merger Sub’s assets or to restrain or prohibit from acquiring any material portion of the Company’s or any of its Subsidiaries’ businesses or assets, or to compel Parent or Merger Sub or their respective Subsidiaries and affiliates to dispose of or hold separate any portion of the business or assets of the Company, Parent or their respective Subsidiaries; (ii) challenging, seeking to restrain or prohibit the Merger or the other transactions contemplated by the Agreement or seeking to obtain from the Company, Parent or Merger Sub any material damages or other remedy; (iii) seeking to impose material limitations on the ability of Merger Sub, or render Merger Sub unable, to consummate the Merger or other transactions contemplated by this Agreement; or (iv) seeking to impose limitations on the ability of Merger Sub or Parent to exercise full rights of ownership of the shares of Company Common Stock; provided, however, that this Section 6.2(e) shall not be operative with respect to any such Proceeding in which a U.S. federal district court of competent jurisdiction has considered and denied a Governmental Authority’s motion for preliminary injunction; and provided, further, however, that this Section 6.2(e) shall be deemed to be fulfilled and satisfied and of no further force and effect after October 7, 2018.

Section 6.3 Conditions to the Obligations of the Company. The obligations of the Company to effect the Merger and the other transactions contemplated by this Agreement is subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Effective Time of the following additional conditions:

(a) each of the representations and warranties of Parent and Merger Sub contained in this Agreement (without giving effect to any materiality, Parent Material Adverse Effect or similar qualifiers contained therein) shall be true and correct both as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (other than any such representation or warranty that is made as of a specified date, which representation or warranty shall be so true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect;

(b) Parent and Merger Sub shall have performed or complied in all material respects with each of their respective obligations required under this Agreement to be performed or complied with on or prior to the Effective Time; and

(c) the Company shall have received a certificate signed by an executive officer of Parent certifying as to the matters set forth in Section 6.3(a) and Section 6.3(b).

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.1 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

(a) by mutual written consent of each of Parent and the Company; or

(b) by either Parent or the Company:

(i) if the Merger shall not have been consummated on or before 5:00 P.M. (New York City time) on December 7, 2018 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement has been the principal cause of or principally resulted in the failure of the Closing to have occurred on or before the Termination Date;

(ii) if any Governmental Authority of competent jurisdiction shall have issued or entered any Order after the date of this Agreement or any Law shall have been enacted or promulgated after the date of this Agreement that has the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or other transactions contemplated by this Agreement, and in the case of such an Order, such Order shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to a party if the failure of such party to perform or comply with any of its obligations under Section 5.3 has been the principal cause of or principally resulted in the issuance of such Order; or

(iii) if the Company Stockholder Approval shall not have been obtained upon a vote taken thereon at the Company Stockholders’ Meeting duly convened therefor or at any adjournment or postponement thereof.

(c) by the Company:

(i) if Parent or Merger Sub shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 6.3(a) or Section 6.3(b) and (B) is not capable of being cured by Parent or Merger Sub, as applicable, by the Termination Date or, if capable of being cured, shall not have been cured by Parent or Merger Sub on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) calendar days following the Company’s delivery of written notice to Parent of such breach or failure to perform; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(c)(i) if the Company is then in material breach of any of its obligations under this Agreement so as to result in the failure of a condition set forth in Section 6.2(b); or

(ii) at any time prior to receipt of the Company Stockholder Approval, in order for the Company to enter into a definitive agreement with respect to a Company Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 5.5(d); provided, however, that immediately prior to or simultaneously with such termination, the Company pays to Parent the Company Termination Fee.

(d) by Parent:

(i) if the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 6.2(a) or Section 6.2(b) and (B) is not capable of being cured by the Company by the Termination Date or, if capable of being cured, shall not have been cured by the Company on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) calendar days following Parent’s delivery of written notice to the Company of such breach or failure to perform; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(d)(i) if Parent or Merger Sub is then in material breach of any of its obligations under this Agreement so as to result in the failure of a condition set forth in Section 6.3(b); or

(ii) if (A) the Company Board shall have made a Company Adverse Recommendation Change, (B) the Company or the Company Board shall have failed to include in the Proxy Statement the Company Recommendation or (C) the Company or the Company Board, as applicable, shall have (1) materially breached any of its obligations under Section 5.5(a), (2) failed to publicly reaffirm the Company Recommendation within ten (10) Business Days of receipt of a written request by Parent to provide such reaffirmation following public disclosure of any Company Acquisition Proposal or (3) failed to recommend against any Company Acquisition Proposal that is a tender or exchange offer subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within ten (10) Business Days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender or exchange offer.

Section 7.2 Effect of Termination. In the event that this Agreement is terminated and the Merger abandoned pursuant to Section 7.1, written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto, and all rights and obligations of any party hereto shall cease; provided, however, that subject to Section 7.3(e), no such termination shall relieve any party hereto of any liability or damages resulting from any material and intentional breach of this Agreement or fraud, in which case, the aggrieved party shall be entitled to all remedies available at law or in equity; and provided, further, however, that the Confidentiality Agreement, this Section 7.2, Section 7.3, and Article VIII shall survive any termination of this Agreement pursuant to Section 7.1. For purposes of this Agreement, “material and intentional breach” shall mean an action or omission taken or omitted to be taken that the breaching party intentionally takes (or fails to take) and knows would, or knows would reasonably be expected to, cause a material breach of this Agreement.

Section 7.3 Termination Fees.

(a) If this Agreement is terminated by:

(i) (A) Parent pursuant to Section 7.1(d)(i) on the basis of a breach of a covenant or agreement contained in this Agreement or (B) either Parent or the Company pursuant to Section 7.1(b)(i) or Section 7.1(b)(iii) and in any such termination under clauses (A) or (B), (1) prior to such termination, a Company Acquisition Proposal has been publicly disclosed and not publicly withdrawn at least three (3) Business Days prior to the Company Stockholders’ Meeting in the case of termination pursuant to Section 7.1(b)(iii) or is otherwise known to the Company Board and not withdrawn (publicly, if publicly disclosed) in the case of termination pursuant to either Section 7.1(d)(i) or Section 7.1(b)(i), and (2) within twelve (12) months after any such termination under clauses (A) or (B), any Company Acquisition Proposal is consummated or the Company enters into a definitive agreement with respect to any Company Acquisition Proposal (regardless of when or whether such transaction is consummated) (provided, however, that for purposes of this Section 7.3(a)(i), the references to “fifteen percent (15%)” in the definition of Company Acquisition Proposal shall be deemed to be references to “fifty percent (50%)”);

(ii) the Company pursuant to Section 7.1(c)(ii); or

(iii) Parent pursuant to Section 7.1(d)(ii);

then, in any such case, the Company shall pay to Parent the Company Termination Fee.

Any payments required to be made under this Section 7.3(a) shall be made by wire transfer of same-day funds to the account or accounts designated by Parent, (x) in the case of clause (i) above, on the same day as the earlier of any consummation of, or entry into a definitive agreement with respect to, the transaction contemplated therein, (y) in the case of clause (ii) above, immediately prior to or simultaneously with such termination and (z) in the case of clause (iii) above, promptly, but in no event later than two (2) Business Days after the date of such termination.

(b) In the event this Agreement is terminated by either Parent or the Company pursuant to Section 7.1(b)(iii), then the Company shall pay Parent (by wire transfer of immediately available funds) the reasonable and documented out-of-pocket costs and expenses, including all fees and expenses incurred in connection with the financing of the transactions contemplated by this Agreement and the fees and expenses of counsel, accountants, investment bankers, experts and consultants incurred by Parent and Merger Sub in connection with this Agreement and the transactions contemplated by this Agreement in an amount not to exceed $6,600,000 (the “Parent Expenses”); provided, however, that any payment of the Parent Expenses shall not affect Parent’s right to receive any Company Termination Fee otherwise due under Section 7.3(a), but shall reduce, on a dollar-for-dollar basis, any Company Termination Fee that becomes due and payable under Section 7.3(a).

(c) Notwithstanding anything to the contrary set forth in this Agreement, the parties hereto agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

(d) The Company acknowledges that (i) the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and (ii) without these agreements, Parent would not enter into this Agreement. Accordingly, if the Company fails to timely pay any amount due pursuant to this Section 7.3 and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the payment of any amount set forth in this Section 7.3, the Company shall pay Parent its costs and expenses in connection with such suit (including reasonable attorneys’ fees), together with interest on such amount at an annual rate equal to the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable Law.

(e) The payment, when due and paid, by the Company to Parent of the Company Termination Fee pursuant to Section 7.3(a) and, to the extent applicable, any amounts payable under Section 7.3(d), shall be the sole and exclusive remedy of Parent and Merger Sub in the event of the termination of this Agreement under the circumstances requiring the payment of the Company Termination Fee pursuant to Section 7.3(a). For the avoidance of doubt, in the event Parent actually receives the Company Termination Fee (and, to the extent applicable, any amounts payable under Section 7.3(d)), the receipt thereof shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Parent or Merger Sub that Parent or Merger Sub may be otherwise entitled to pursue under Section 7.2, and in such case neither Parent nor Merger Sub shall be entitled to bring or maintain any Proceeding or make any claim against the Company or any of its Representatives arising out of or relating to this Agreement or any of the transactions contemplated hereby, except as set forth in the last proviso of the first sentence of Section 7.2. Notwithstanding the foregoing, in the event that the Company Termination Fee is paid to Parent, Parent shall have the right to refund such Company Termination Fee in its entirety within ten (10) Business Days after Parent’s receipt of the Company Termination Fee, and if Parent does so refund the Company Termination Fee within such ten (10) Business Day period, the first two sentences of this Section 7.3(e) shall not apply, and Parent and Merger Sub shall be entitled to all rights and remedies contemplated by Section 7.2. For the avoidance of doubt, nothing in this Section 7.3(e) shall be deemed to limit any rights or remedies of Parent set forth in Section 7.3(d).

Section 7.4 Amendment. This Agreement may be amended by mutual agreement of the parties hereto in writing at any time before or after receipt of the Company Stockholder Approval; provided, however, that after the Company Stockholder Approval has been obtained, there shall not be any amendment that by applicable Law or in accordance with the rules of any stock exchange requires further approval by the stockholders of the Company without such further approval of such stockholders nor any amendment or change not permitted under applicable Law.

Section 7.5 Extension; Waiver. At any time prior to the Effective Time, subject to applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance by any other party hereto with any agreement or condition of such party contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Non-Survival of Representations and Warranties. The representations and warranties in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time.

Section 8.2 Expenses. Except as expressly set forth herein (including Section 7.3), all expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger and the transactions contemplated by this Agreement are consummated.

Section 8.3 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed facsimile transmission or electronic mail, addressed as follows:

if to Parent or Merger Sub:

Stryker Corporation

2825 Airview Boulevard

Kalamazoo, Michigan 49002

Fax: (269) 385-2066

Email: Michael.Hutchinson@stryker.com

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

155 North Wacker Drive

Chicago, Illinois 60606

Phone: (312) 407-0700

Fax: (312) 407-0411

Email: Richard.Witzel@skadden.com

Attention: Richard C. Witzel, Jr.

if to the Company:

Entellus Medical, Inc.

3600 Holly Lane North, Suite 40

Plymouth, Minnesota 55447

Phone: 1.763.463.1595

Fax: 1.866.620.7616

Email: john.peterson@entellusmedical.com

Attention: Finance and Legal Department

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Email: charles.ruck@lw.com; josh.dubofsky@lw.com

Phone: 1.212.906.1200

Fax: 1.212.751.4864

Attention: Charles K. Ruck and Joshua M. Dubofsky

or to such other address, electronic mail address or facsimile number for a party as shall be specified in a notice given in accordance with this Section 8.3; provided, however, that any notice received by facsimile transmission or electronic mail or otherwise at the addressee’s location on any Business Day after 5:00 P.M. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 A.M. (addressee’s local time) on the next Business Day; provided, further, however, that notice of any change to the address or any of the other details specified in or pursuant to this Section 8.3 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 8.3.

Section 8.4 Interpretation; Certain Definitions.

(a) The parties hereto have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(b) The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa, and references to a Person are also to its permitted successors and assigns. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to December 7, 2017, unless the context requires otherwise. References to any information or document being “made available” or “furnished” and words of similar import shall include such information or document having been posted to the online data room hosted on behalf of the Company and located at https://us1.merrillcorp.com/bidder/index_frame.do?projectId=228469 by 9:00 a.m. New York City time on the day immediately preceding the date of this Agreement. Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. For the purposes of this Agreement, to the extent any provision of this Agreement refers to the Company and/or its Subsidiaries or otherwise to any Subsidiary of the Company, such references shall include the Applicable Company Subsidiary and its Subsidiaries, and as of or in the context of any time or period of time prior to the Applicable Company Subsidiary Acquisition Closing, such references shall include the Applicable Company Subsidiary and its Subsidiaries as of and/or during such time or period. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided, however, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). All references to “dollars” or “$” refer to currency of the United States.

Section 8.5 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

Section 8.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto, except that any Merger Sub may assign any or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly owned Subsidiaries of Parent, or a combination thereof, so long as such assignment would not have a Parent Material Adverse Effect and no such assignment shall release Parent or Merger Sub, as the case may be, from its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 8.6 shall be null and void.

Section  8.7 Entire Agreement. This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Voting Agreement(s), the Confidentiality Agreement and the Company Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof.

Section 8.8 No Third-Party Beneficiaries. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that it is specifically intended that (a) the D&O Indemnified Parties (with respect to Section 5.6 and this Section 8.8 from and after the Effective Time) are intended third-party beneficiaries hereof and (b) from and after the Effective Time, the holders of other Company Common Stock and Company Equity Awards are intended third-party beneficiaries of Article II.

Section 8.9 Governing Law. This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 8.10 Specific Performance. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the parties hereto acknowledge and agree that, prior to any termination of this Agreement in accordance with Section 7.1, in the event of any breach or threatened breach by the Company, on the one hand, or Parent or Merger Sub, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 8.11 Consent to Jurisdiction.

(a) Each of the parties hereto hereby, with respect to any legal claim or Proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (i) expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) agrees that it will not bring any claim or Proceeding relating to this Agreement or the transactions contemplated by this Agreement except in such courts and (iv) irrevocably waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, any objection which it may now or hereafter have to the laying of venue of any claim or Proceeding arising out of or relating to this Agreement. Notwithstanding the foregoing, each of Parent, Merger Sub and the Company agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) Each party hereto irrevocably consents to the service of process in any claim or Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto made by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 8.3, and such service of process shall be sufficient to confer personal jurisdiction over such party in such claim or Proceeding and shall otherwise constitute effective and binding service in every respect.

Section 8.12 Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 8.13 WAIVER OF JURY TRIAL. EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN ANY OF THEM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, MERGER SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

STRYKER CORPORATION

By:	/s/Timothy J. Scannell
	Name:	Timothy J. Scannell
	Title:	Group President, MedSurg and
Neurotechnology

EXPLORER MERGER SUB CORP.

By:	/s/Spencer Stiles
	Name:	Spencer Stiles
	Title:	President

[Merger Agreement]

ENTELLUS MEDICAL, INC.

By:	/s/Robert S. White
Name:	Robert S. White
Title:	President and Chief Executive Officer

[Merger Agreement]

Appendix A

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Acceptable Confidentiality Agreement” shall mean any customary confidentiality agreement that (a) does not contain any provision prohibiting or otherwise restricting the Company’s ability to comply with any of the terms of this Agreement and (b) contains provisions that are no less favorable in the aggregate to the Company, or less restrictive to such third Person (in comparison to Parent), than those contained in the Confidentiality Agreement (provided, however, that such agreement need not contain any standstill agreement or similar obligation).

“Affiliate” shall mean, with respect to any Person, any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person specified.

“Applicable Company Subsidiary” shall mean Spirox, Inc., a Delaware corporation and a wholly owned Subsidiary of the Company.

“Applicable Company Subsidiary Acquisition Closing” shall mean the “Closing” as defined in the Applicable Subsidiary Acquisition Agreement.

“Applicable Subsidiary Acquisition Agreement” shall mean that certain Agreement and Plan of Merger, dated as of July 6, 2017, by and among the Company, Stinger Merger Sub, Inc. and the Applicable Company Subsidiary.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company Acquisition Proposal” shall mean an inquiry, proposal or offer (whether or not in writing) from any Person (other than Parent or any of its Subsidiaries) relating to, or that is reasonably expected to lead to (in one transaction or a series of transactions), any (i) merger, consolidation, share exchange, business combination, recapitalization, reorganization, dissolution, liquidation, joint venture or similar transaction involving the Company or any Subsidiary of the Company, pursuant to which any Person or group of related Persons would beneficially own or control, directly or indirectly, fifteen percent (15%) or more (on a non-diluted basis) of any class of equity or voting Securities of the Company or any Subsidiary of the Company or any resulting parent company of the Company or any of its Subsidiaries, (ii) sale, lease, license or other disposition, directly or indirectly, of assets of the Company (including capital stock or other equity interests of any of its Subsidiaries) or any Subsidiary of the Company representing fifteen percent (15%) or more of the consolidated assets, net revenues or net income of the Company and its Subsidiaries taken as a whole, or to which fifteen percent (15%) or more of the revenues, earnings or assets of Company and its Subsidiaries, taken as a whole and on a consolidated basis, are attributable, (iii) issuance or sale or other disposition of capital stock or other equity interests representing fifteen percent (15%) or more (on a non-diluted basis) of any class of equity or voting Securities of the Company, (iv) tender offer, exchange offer or any other transaction or series of transactions that, if consummated, would result in any Person or group of related Persons, directly or indirectly, beneficially owning or having the right to acquire beneficial ownership of capital stock or other equity interests representing fifteen percent (15%) or more (on a non-diluted basis) of any class of equity or voting Securities of the Company or (v) combination of the foregoing.

“Company Disclosure Letter” shall mean the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

A-A-1

“Company Equity Awards” shall mean the Company Options and the Company RSU Awards.

“Company Equity Plans” shall mean, collectively, other than the Company ESPP, (i) the Entellus Medical, Inc. 2006 Stock Incentive Plan, as amended from time to time, (ii) the Entellus Medical, Inc. 2015 Incentive Award Plan, as amended from time to time, and (iii) the Entellus Medical, Inc. 2017 Employment Inducement Incentive Award Plan, as amended from time to time.

“Company ESPP” shall mean the Entellus Medical, Inc. 2015 Employee Stock Purchase Plan, as amended from time to time.

“Company Intellectual Property” shall mean (i) any and all Intellectual Property owned by, or purported to be owned by, the Company or any of its Subsidiaries and (ii) any and all Intellectual Property licensed to, or otherwise used by (with a valid right to use), the Company or any of its Subsidiaries, in each case of (i) and (ii), whether registered or unregistered.

“Company Intervening Event” shall mean a material event or circumstance that was not known to the Company Board on the date of this Agreement (or if known, the consequences of which were not known to the Company Board as of the date of this Agreement), which event or circumstance, or any consequence thereof, becomes known to the Company Board prior to the Company Stockholder Approval; provided, however, that in no event shall any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to a Company Acquisition Proposal constitute a Company Intervening Event.

“Company Licensed IP” shall mean all Company Intellectual Property that is licensed to, or otherwise used by (with a valid right to use), the Company or any of its Subsidiaries, whether registered or unregistered.

“Company Material Adverse Effect” shall mean any effect, change, development, event, circumstance, occurrence, condition, fact or state of facts that has a material adverse effect, individually or in the aggregate, (a) on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that any effect, change, development, event, occurrence, condition or state of facts directly resulting from or arising out of the following will not be taken into account in determining whether a Company Material Adverse Effect has occurred: (i) changes in general United States or global economic, regulatory or financial market conditions; (ii) changes in the economic, business and financial environment generally affecting the medical device industry; (iii) in and of itself, any change in the Company’s stock price or any failure by the Company to meet any revenue, earnings or other similar projections (it being understood that any effect, change, development, event, circumstance, occurrence, condition, fact or state of facts giving rise to or contributing to such change or failure may be deemed to constitute, or be taken into account in determining whether there has been a Company Material Adverse Effect); (iv) an act of terrorism or an outbreak or escalation of hostilities or war (whether or not declared) or any natural disasters or other similar force majeure events, including any worsening of such conditions threatened or existing as of the date of this Agreement; (v) any adoption, implementation, promulgation, repeal, modification, amendment or other changes in Laws or GAAP; or (vi) the public announcement or pendency of the Merger or the other transactions contemplated hereby; provided, further, however, that if the effects, changes, developments, events, circumstances, occurrences, conditions, facts or states of facts set forth in clauses (i), (ii), (iv) and (v), have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the medical device industry, such effects, changes, developments, events, circumstances, occurrences, conditions, facts or states of facts may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent of such disproportionate impact or (b) on the ability of the Company to perform its obligations under this Agreement or to consummate the Merger, or on the consummation of, whether by prevention or material delay, any of the Merger and the other transactions contemplated by this Agreement.

“Company Option” shall mean each option to purchase shares of Company Common Stock granted pursuant to a Company Equity Plan.

A-A-2

“Company Owned IP” shall mean all Company Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries, whether registered or unregistered.

“Company Recommendation” shall mean the recommendation of the Company Board that the stockholders of the Company adopt this Agreement and approve the transactions contemplated by this Agreement, including the Merger.

“Company Registered IP” shall mean all Company Owned IP that has been registered, filed, certified or otherwise perfected or recorded with or by any Governmental Authority or quasi-public legal authority, including the United States Patent and Trademark Office, the United States Copyright Office, any Internet domain name registrar or in any like foreign or international office or agency, or any applications for any of the foregoing.

“Company RSU Award” shall mean each award of restricted stock unit covering shares of Company Common Stock granted pursuant to a Company Equity Plan.

“Company Superior Proposal” shall mean a bona fide written Company Acquisition Proposal made after the date of this Agreement (provided, however, that for purposes of this definition, references to fifteen percent (15%) in the definition of “Company Acquisition Proposal” shall be deemed to be references to eighty percent (80%)) that did not result from a breach of Section 5.5 and that the Company Board determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, (i) to be reasonably likely to be consummated if accepted and (ii) to be more favorable to the Company’s stockholders from a financial point of view than the Merger and the other transactions contemplated by this Agreement, in each case of clause (i) and (ii), taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects or conditions of such Company Acquisition Proposal (including but not limited to any financing requirements), all the terms and conditions of such Company Acquisition Proposal and this Agreement and any proposed amendments or modifications to the terms of this Agreement offered by Parent in response to such Company Acquisition Proposal pursuant to Section 5.5(d) or otherwise.

“Company Termination Fee” shall mean $20,500,000.

“Confidentiality Agreement” shall mean the confidentiality agreement, dated August 11, 2016, between Parent and the Company.

“Contract” shall mean, in each case, whether written or oral, any contract, agreement, subcontract, arrangement, lease, sublease, conditional sales contract, purchase order, sales order, license, indenture, note, bond, loan, instrument, understanding, undertaking, permit, concession, franchise, commitment, partnership, limited liability company or other agreement or other instrument.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities or partnership or other interests, by Contract or otherwise. For purposes of this definition, a general partner or managing member of a Person shall always be considered to Control such Person. The terms “Controlling” and “Controlled” shall have correlative meanings.

“Copyrights” shall mean all rights in copyrightable works, mask works, works of authorship and moral rights, including copyrights in computer programs, software (whether in object code or source code), databases, data collections, data compilations and related documents, and all other rights corresponding thereto throughout the world, whether published or unpublished, including rights to use, reproduce, display, perform, modify, enhance, distribute and prepare derivative works thereof, and any registrations or applications for any of the foregoing, including renewals and extensions.

“Customs & International Trade Authorizations” shall mean any and all licenses, registrations, and approvals required pursuant to the Customs & International Trade Laws for the lawful export, reexport, transfer or import of goods, software, technology, technical data, and services and international financial transactions.

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“Customs & International Trade Laws” shall mean the applicable export control, sanctions, import, customs and trade, anti-bribery, and anti-boycott Laws of any jurisdiction in which the Company or any of its Subsidiaries is incorporated or does business, including the UK Bribery Act 2010, the Tariff Act of 1930, as amended, and other Laws, regulations, and programs administered or enforced by the U.S. Department of Commerce, U.S. International Trade Commission, U.S. Customs and Border Protection, U.S. Immigration and Customs Enforcement, and their predecessor agencies; the Export Administration Act of 1979, as amended; the Export Administration Regulations, including related restrictions with regard to transactions involving Persons on the U.S. Department of Commerce Denied Persons List, Unverified List or Entity List; the Arms Export Control Act, as amended; the International Traffic in Arms Regulations, including related restrictions with regard to transactions involving Persons on the Debarred List; the International Emergency Economic Powers Act, as amended; the Trading With the Enemy Act, as amended; the Iran Sanctions Act, as amended, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, and the embargoes and restrictions administered by OFAC; Executive Orders regarding embargoes and restrictions on transactions with designated countries and entities, including Persons designated on OFAC’s list of Specially Designated Nationals and Blocked Persons, and Persons designated on the U.S. Department of State sanctions lists; the anti-boycott Laws and regulations administered by the U.S. Department of Commerce; and the anti-boycott Laws and regulations administered by the U.S. Department of the Treasury.

“Delaware Secretary of State” shall mean the Secretary of State of the State of Delaware.

“Environmental Laws” shall mean all applicable and legally enforceable Laws relating to pollution or protection of the environment, natural resources or human health and safety, including Laws relating to Releases of or exposure to Hazardous Materials and the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Materials, including the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), the Safe Drinking Water Act (42 U.S.C. § 3000(f) et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. § 2701 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), the Endangered Species Act of 1973 (16 U.S.C. § 1531 et seq.), and other similar foreign, state and local statutes, in effect as of the date of this Agreement.

“ESPP Option” shall mean an “Option” as defined in the Company ESPP.

“ESPP Option Price” shall mean an “Option Price” as defined in the Company ESPP.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Date” shall have the meaning set forth in the Company ESPP.

“Existing Credit Agreement” shall mean the Loan and Security Agreement, dated as of March 31, 2017, among Oxford Finance LLC, the lenders listed therein and the Company, as amended prior to the date of this Agreement.

“FCPA” shall mean the U.S. Foreign Corrupt Practices Act of 1977, as amended.

“FDA Laws” shall mean all healthcare-related Laws applicable to the operation of the Company’s and each of its Subsidiaries’ business, including (i) the Federal Food, Drug, and Cosmetic Act of 1938, as amended (21 U.S.C. § 321 et seq.); (ii) the Public Health Service Act of 1944; (iii) the rules and regulations promulgated and enforced by the FDA thereunder, including, as applicable, those requirements relating to the FDA’s current Good Manufacturing Practices, Good Laboratory Practices, Good Clinical Practices, investigational use, pre-market approval and applications to market new medical devices; (iv) Laws governing the development, conduct,

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monitoring, patient informed consent, auditing, analysis and reporting of clinical trials (including the Good Clinical Practice regulations); (v) Laws governing data-gathering activities relating to the detection, assessment, and understanding of adverse events (including pharmacovigilance and adverse event regulations of FDA and ICH); and (vi) all comparable state, federal or foreign Laws relating to any of the foregoing.

“GAAP” shall mean the United States generally accepted accounting principles.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial or administrative authority, agency or commission.

“Hazardous Materials” shall mean any material, substance, chemical or waste (or combination thereof) that (i) is listed, defined, designated, regulated or classified as hazardous, toxic, radioactive, dangerous, a pollutant, a contaminant, petroleum, oil or words of similar meaning or effect under any Law relating to pollution, waste or the environment or (ii) can form the basis of any liability under any Law relating to pollution, waste or the environment.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“Indebtedness” shall mean (i) any indebtedness or other obligation for borrowed money, whether current, short term or long term and whether secured or unsecured, (ii) any indebtedness evidenced by a note, bond, debenture or other Security or similar instrument, (iii) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (iv) any capitalized lease obligations, (v) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and paid, (vi) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (vii) guarantees in respect of clauses (i) through (vi), including guarantees of another Person’s Indebtedness or any obligation of another Person which is secured by assets of the Company or any of its Subsidiaries.

“Intellectual Property” shall mean all intellectual property rights and intangible industrial property rights, and all related priority rights protected, created or arising under the Laws of the United States or any other jurisdiction or under any international convention, including: (i) all Patents, Trademarks, Copyrights, Trade Secrets, and Software; (ii) all copies of tangible embodiments of the foregoing (in whatever form or medium) and any rights equivalent to any of the foregoing anywhere in the world; (iii) all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and (iv) all claims and causes of action, with respect to any of the foregoing, whether accruing before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive relief for infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but not the obligation to sue for such legal and equitable relief, and to collect, or otherwise recover, any such damages, including costs and attorney’s fees.

“Intellectual Property Agreement” shall mean any license-in, license-out, consent to use, covenant not to sue, non-assertion, coexistence, settlement or similar Contract concerning Intellectual Property that is material to the Company or its Subsidiaries or concerning material software used by the Company or any of its Subsidiaries other than non-customized software subject to customary “shrink-wrap” or “click-through” type contracts.

“IRS” shall mean the United States Internal Revenue Service.

“Knowledge” shall mean the actual knowledge of each of the following officers and employees of the Company after reasonable inquiry by each such person: Robert White, Michael Rosenthal, Thomas Williamson, Brent Moen, Donald Gonzales, Troy Svihl, Karen Peterson and John Peterson.

“Law” shall mean any domestic, federal, state, municipal, local, national, supranational, foreign or other statute, law (whether statutory or common law), constitution, code, ordinance, rule, administrative interpretation,

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regulation, Order, writ, judgment, decree, directive (including those of any self-regulatory organization), arbitration award, agency requirement, license, permit or any other enforceable requirement of any Governmental Authority.

“Lien” shall mean any liens, licenses, covenants, charges, security interests, options, claims, mortgages, pledges, encumbrances or other restrictions of any nature whatsoever.

“NASDAQ” shall mean The NASDAQ Stock Market.

“OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Offering Period” shall have the meaning set forth in the Company ESPP.

“Order” shall mean any decree, order, settlement, consent, stipulation, judgment, injunction, writ, award, temporary restraining order or other order in any Proceeding by or with any Governmental Authority.

“Oxford Warrants” shall mean, collectively, as amended, modified or supplemented through the date hereof, (i) the Warrant to Purchase Stock, dated October 18, 2012, issued by the Company in favor of Oxford Finance LLC for the purchase of 70,557 shares of Series E Preferred Stock and (ii) the Warrant to Purchase Stock, dated October 18, 2012, issued by the Company in favor of Oxford Finance LLC for the purchase of 80,637 shares of Series E Preferred Stock.

“Parent Common Stock” shall mean the common stock, par value $0.10 per share, of Parent.

“Parent Organizational Documents” shall mean the certificate of incorporation and bylaws, each as amended as of the date of this Agreement, of each of Parent and Merger Sub.

“Patents” shall mean all issued letters or design patents, reissued or reexamined patents, patents surviving inter partes review, revival of patents, utility models, registered community designs, registered industrial designs, certificates of invention, registrations of patents and extensions thereof, supplemental protection certificates regardless of country issued or formal name and all published or unpublished non-provisional and provisional patent applications, reissue applications, reexamination proceedings, invention disclosures and records of invention, continuation applications, continuation-in-part applications, requests for continued examination and divisions, divisional applications, patent term extension applications, applications for supplemental protection certificates, all rights in respect of utility models and certificates of invention, and all rights and priorities and all extensions and renewals thereof, regardless of the country filed or formal name.

“Permitted Lien” shall mean (i) Liens for Taxes or governmental assessments, charges or claims of payment (A) not yet due and payable or (B) that are being contested in good faith and by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (ii) mechanics’, materialmen’s or other similar liens arising by operation of Law with respect to obligations incurred in the ordinary course of business consistent with past practice if the underlying obligations (A) are not yet due and payable or (B) are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iii) Liens arising under equipment leases with third Persons entered into in the ordinary course of business consistent with past practice; (iv) any other Liens if the underlying obligations are non-monetary, incurred in the ordinary course of business consistent with past practice and do not, individually or in the aggregate, materially impair the continued use and operation of the assets of the Company and its Subsidiaries to which they relate in the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted (or in the case of Liens with respect to Parent and its Subsidiaries, do not, individually or in the aggregate, materially impair the continued use and operation of the assets of Parent and its Subsidiaries to which they relate in the conduct of the business of Parent and its Subsidiaries, taken as a whole, as currently conducted); and (v) with respect to real property, zoning regulations, building codes and other land

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use regulations or similar laws imposed by any Governmental Authority (excluding liens imposed by applicable Environmental Laws related to the investigation or remediation of contaminated real property), to the extent not violated by the Company’s or any of its Subsidiaries’ current use of such real property (or in the case of Liens with respect to Parent or any of its Subsidiaries, to the extent not violated by Parent’s or any of its Subsidiaries’ current use of such real property).

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

“Proceedings” shall mean legal, civil, criminal, administrative, regulatory, arbitral, enforcement, civil penalty, alternative dispute resolution, debarment, seizure or other proceedings, litigation, suits, actions, charges, complaints, subpoenas, prosecutions, claims, audits, assessments, inquiries or investigations.

“Registrations” shall mean authorizations, approvals, clearances, consents, licenses, permits, certificates, exemptions or registrations issued or otherwise made available by any Regulatory Authority or Governmental Authority (including 510(k) or pre-market notification clearances, pre-market approvals, investigational device exemptions, product recertifications, manufacturing approvals and authorizations, CE Marks, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) that are required for the research, investigation, development, production, manufacture, labeling, distribution, marketing, storage, shipping, transportation, export, import, use or sale of the products of the Company and any of its Subsidiaries.

“Regulatory Authority” shall mean the FDA and any other Governmental Authority that regulates the research, investigation, development, production, marketing, distribution, storage, shipping, transport, advertising, labeling, promotion, sale, export, import, use handling and control, safety, efficacy, reliability or manufacturing of medical devices.

“Release” shall mean any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration of Hazardous Materials, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or real property.

“Representative” shall mean, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors, agents or representatives.

“Sanctioned Country” shall mean, at any time, a country or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” shall mean any Person that is the target of Sanctions, including (i) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, Switzerland or any European Union member state, (ii) any Person located, organized or resident in a Sanctioned Country, or (iii) any Person 50% or more owned or otherwise controlled by any such Person or Persons described in the foregoing clauses (i) and (ii).

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government through OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, Her Majesty’s Treasury of the United Kingdom or Switzerland.

“Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002, as amended.

“SEC” shall mean the United States Securities and Exchange Commission.

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“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security” shall mean, with respect to any Person, any series of common stock, preferred stock and any other equity interest or capital stock of such Person (including interests or rights of any kind convertible into or exchangeable or exercisable for any equity interest in any such series of common stock, preferred stock or any other equity interest or capital stock of such Person), however described and whether voting or non-voting.

“Software” shall mean any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, including program files, data files, computer-related data, field and data definitions and relationships, data definition specifications, data models, program and system logic, interfaces, program modules, routines, sub-routines, algorithms, program architecture, design concepts, system designs, program structure, sequence and organization, screen displays and report layouts, (iii) descriptions, flow charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and (iv) all documentation including user manuals and other training documentation related to any of the foregoing, and any improvements, updates, upgrades or derivative works of any of the foregoing.

“Subsidiary” of a Person shall mean any other Person with respect to which the first Person (i) has the right to elect a majority of the board of directors or other Persons performing similar functions or (ii) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.

“Tax” or “Taxes” shall mean (i) any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges and assessments, including any income, alternative or add-on minimum, gross income, estimated, gross receipts, net worth, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or similar), employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), medical device excise, hospital, health, insurance, escheat, abandoned or unclaimed property, environmental (including taxes under Section 59A of the Code), windfall profit tax, custom duty, or other tax, governmental fee or other like assessment or charge of any kind whatsoever, including any interest, penalty, or addition thereto.

“Tax Returns” shall mean any return, report, information statement, declaration, claim for refund, form or other document, including any schedule or attachment thereto, and including any amendment thereof, filed or required to be filed with respect to Taxes.

“Trade Secrets” shall mean all trade secrets (protectable as such in any applicable jurisdiction), know-how and confidential or other proprietary information relating to technical, engineering, manufacturing, processing, marketing, financial, or business matters, including new developments, ideas, inventions and discoveries (whether patentable or not and whether or not reduced to practice and all improvements thereto), invention disclosures, processes, blueprints, manufacturing, engineering and other drawings and manuals, recipes, research data and results, computer programs, software (whether in object code or source code), databases, data collections, data compilations, algorithms, flowcharts, diagrams, schematics, chemical compositions, formulae, diaries, notebooks, lab journals, design and engineering specifications and similar materials recording or evidencing expertise or information, designs, methods of manufacture, processing techniques, data processing techniques, compilation of information, customer, vendor and supplier lists, pricing and cost information, and business and marketing plans and proposals, all related documents thereof, and all claims and rights related thereto.

“Trademarks” shall mean any and all registered or unregistered trademarks, service marks, trade dress, trade names, corporate names, assumed financial business names, logos, slogans, Internet domain names, and any

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other source or business identifiers, together with all translations, adaptations, derivations, and combinations thereof, and all applications, registrations and renewals in connection therewith throughout the world, and all goodwill associated with any of the foregoing.

“Trading Day” shall mean any day on which the NASDAQ is open for trading; provided, however, that a “Trading Day” only includes those days that have a scheduled closing time of 4:00 P.M. New York City time.

“Treasury Regulations” shall mean regulations promulgated by the IRS under the Code.

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EXHIBIT A

Form of Voting Agreement

EXHIBIT B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ENTELLUS MEDICAL, INC.

FIRST: The name of the Corporation is Entellus Medical, Inc. (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”).

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, each having a par value of one cent ($0.01).

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

(3) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

(4) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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EIGHTH: Except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director occurring at or prior to the effective time (the “Effective Time”) of the merger of Explorer Merger Sub Corp., a Delaware corporation (“Merger Sub”), with and into the Corporation pursuant to the Agreement and Plan of Merger, dated December 7, 2017, by and among Merger Sub, Stryker Corporation and the Corporation, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the DGCL is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended for any breach of fiduciary duty by such director occurring at or prior to the Effective Time.

* * * * *

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Appendix B

Section 262 of the General Corporation Law of the State of Delaware

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Appendix C

Fairness Opinion of Piper Jaffray & Co.

PIPER JAFFRAY & CO.

December 6, 2017

Board of Directors

Entellus Medical, Inc.

3600 Holly Lane North

Suite 40

Plymouth, MN 55447

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (the “Company Common Stock”), of Entellus Medical, Inc. (the “Company”), of the Merger Consideration (as defined below), pursuant to a draft of the Agreement and Plan of Merger (the “Agreement”), to be entered into by and among Stryker Corporation (the “Acquiror”), Explorer Merger Sub Corp. (“Merger Sub”), a direct or indirect wholly-owned subsidiary of the Acquiror, and the Company. The Agreement provides for, among other things, the merger (the “Merger”) of the Merger Sub with and into the Company, pursuant to which each outstanding share of Company Common Stock, other than shares of Company Common Stock held by the Company as treasury stock or held directly by Parent or any subsidiary of Parent, will be converted into the right to receive $24.00 in cash (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.

In arriving at our opinion, we have: (i) reviewed and analyzed the financial terms of a draft of the Agreement dated December 6, 2017; (ii) reviewed and analyzed certain financial and other data with respect to the Company which was publicly available, (iii) reviewed and analyzed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company that were publicly available, as well as those that were furnished to us by the Company; (iv) conducted discussions with members of senior management and representatives of the Company concerning the matters described in clauses (ii) and (iii) above, as well as its business and prospects before and after giving effect to the Merger; (v) reviewed the current and historical reported prices and trading activity of Company Common Stock; (vi) compared the financial performance of the Company with that of certain other publicly-traded companies that we deemed relevant; and (vii) reviewed the financial terms, to the extent publicly available, of certain business combination transactions that we deemed relevant. In addition, we have conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as we have deemed necessary in arriving at our opinion.

We have relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to us or discussed with or reviewed by us. We have further relied upon the assurances of the management of the Company that the financial information provided has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make any information provided to us incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that with respect to financial forecasts, estimates and other forward-looking information reviewed by us, that such information has been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of the Company as to the expected future results of operations and financial condition of the Company. We express no opinion as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based. We have relied, with your consent, on advice of the outside counsel and the independent accountants to the Company, and on the assumptions of the management of the Company, as to all accounting, legal, tax and financial reporting matters with respect to the Company and the Agreement.

In arriving at our opinion, we have assumed that the executed Agreement will be in all material respects identical to the last draft reviewed by us. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Agreement and all other related documents and instruments

Entellus Medical, Inc.

December 6, 2017

that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Merger will be consummated pursuant to the terms of the Agreement without amendments thereto and (iv) all conditions to the consummation of the Merger will be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, we have assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that will not adversely affect the Company or the contemplated benefits of the Merger.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company, and have not been furnished or provided with any such appraisals or valuations, nor have we evaluated the solvency of the Company under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by us in connection with this opinion were going concern analyses. We express no opinion regarding the liquidation value of the Company or any other entity. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or any of its affiliates is a party or may be subject, and at the direction of the Company and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that neither the Company nor the Acquiror is party to any material pending transaction, including without limitation any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Merger.

This opinion is necessarily based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We are not expressing any opinion herein as to the price at which shares of Company Common Stock may trade following announcement of the Merger or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

We have been engaged by the Company to act as its financial advisor and we will receive a fee from the Company for providing our services, a significant portion of which is contingent upon the consummation of the Merger. We will also receive a fee for rendering this opinion. Our opinion fee is not contingent upon the consummation of the Merger or the conclusions reached in our opinion. The Company has also agreed to indemnify us against certain liabilities and reimburse us for certain expenses in connection with our services. We have in the past provided financial advisory and financing services to the Company and may continue to do so and have received, and may receive, fees for the rendering of such services. In particular, in the past three years we have acted as the Company’s joint bookrunner in connection with the initial public offering of Company Common Stock in 2015 and the follow-on offering of Company Common Stock in 2017. In addition, in the ordinary course of our business, we and our affiliates may actively trade securities of the Company and the Acquiror for our own account or the account of our customers and, accordingly, may at any time hold a long or short position in such securities. We may also, in the future, provide investment banking and financial advisory services to the Company, the Acquiror or entities that are affiliated with the Company or the Acquiror, for which we would expect to receive compensation.

Consistent with applicable legal and regulatory requirements, Piper Jaffray has adopted policies and procedures to establish and maintain the independence of Piper Jaffray’s Research Department and personnel. As a result, Piper Jaffray’s research analysts may hold opinions, make statements or recommendations, and/or publish research reports with respect to the Company and the Merger and other participants in the Merger that differ from the views of Piper Jaffray’s investment banking personnel.

Entellus Medical, Inc.

December 6, 2017

This opinion is provided to the Board of Directors of the Company in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should act or vote with respect to the Merger or any other matter. Except with respect to the use of this opinion in connection with the proxy statement relating to the Merger in accordance with our engagement letter with the Company, this opinion shall not be disclosed, referred to, published or otherwise used (in whole or in part), nor shall any public references to us be made, without our prior written approval. This opinion has been approved for issuance by the Piper Jaffray Opinion Committee.

This opinion addresses solely the fairness, from a financial point of view, to holders of Company Common Stock of the proposed Merger Consideration set forth in the Agreement and does not address any other terms or agreement relating to the Merger or any other terms of the Agreement. We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Merger, the merits of the Merger relative to any alternative transaction or business strategy that may be available to the Company, Acquiror’s ability to fund the Merger Consideration or any other terms contemplated by the Agreement or the fairness of the Merger to any other class of securities, creditor or other constituency of the Company. Furthermore, we express no opinion with respect to the amount or nature of compensation to any officer, director or employee of any party to the Merger, or any class of such persons, relative to the compensation to be received by holders of Company Common Stock in the Merger or with respect to the fairness of any such compensation.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that the Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock as of the date hereof.

Sincerely,

/s/PIPER JAFFRAY & CO.

PIPER JAFFRAY & CO.

Appendix D

Form of Voting Agreement

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT, dated as of December 7, 2017 (this “Agreement”), is made and entered into by and between Stryker Corporation, a Michigan corporation (“Parent”), and the undersigned stockholder (“Stockholder”) of Entellus Medical, Inc., a Delaware corporation (the “Company”). Parent and Stockholder are referred to individually as a “Party” and collectively as the “Parties.”

W I T N E S S E T H

WHEREAS, concurrently with the execution of this Agreement, Parent, the Company, and Explorer Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated December 7, 2017 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, subject to the terms and conditions thereof, among other things, Merger Sub will merge with and into the Company (the “Merger”) and each of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (“Company Common Stock”), other than Cancelled Shares and Dissenting Shares (each as defined in the Merger Agreement), will, subject to the terms of the Merger Agreement, be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

WHEREAS, as of the date hereof, Stockholder Beneficially Owns (as defined below) and owns of record the number of shares of Company Common Stock set forth opposite Stockholder’s name on Schedule I hereto (the “Existing Shares”); and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement, Stockholder has agreed to enter into this Agreement.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. The following terms, as used in this Agreement, shall have the meanings specified in this Section 1.1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Beneficial Owner” shall have the meaning given to such term in Rule 13d-3 under the Exchange Act (without giving effect to the limiting phrase “within sixty days” set forth in Rule 13d-3(d)(1)(i)); provided, that Parent shall not be deemed to be the Beneficial Owner of the Covered Company Shares by virtue of this Agreement. The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Ownership” shall have a correlative meaning.

“Covered Company Shares” means, with respect to Stockholder, (1) Stockholder’s Existing Shares and (2) any shares of Company Common Stock or other voting capital stock of the Company and any Securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock of the Company, in each case that Stockholder has Beneficial Ownership of on or after the date hereof; it being understood that if Stockholder acquires Securities (or rights with respect thereto) described in clause (2) above (to the extent such Securities are not timely reported, or required to be reported, in a filing by Stockholder with the SEC), Stockholder shall promptly notify Parent in writing, indicating the number of such Securities so acquired.

“Permitted Transfer” means a Transfer of Covered Company Shares by Stockholder (a) in connection with the exercise, vesting or settlement of Company Equity Awards (including the net settlement of such equity or sale of underlying shares of Company Common Stock in order to pay any exercise price and any tax withholding obligations in connection therewith), (b) to any Affiliate of Stockholder, (c) if Stockholder is an individual, (i) to any member of Stockholder’s immediate family or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (ii) to any person or entity if and to the extent required by any non-consensual legal order, by divorce decree or by will, intestacy or other similar law or (d) if Stockholder is a director or officer of the Company set forth on Schedule IV hereto, a Transfer up to the number of Covered Company Shares set forth on Schedule IV pursuant to a written trading plan of the Company in effect on the date hereof and that is intended to satisfy the requirements of Rule 10b5-1 under the Exchange Act; provided, however, that in the case of the foregoing clauses (b) or (c)(i), any such Transfer shall only be a Permitted Transfer if and to the extent that the transferee of such Covered Company Shares evidences in a writing in form and substance reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as the transferring Stockholder, and upon such transfer to be deemed a Stockholder hereunder.

“Transfer” means any direct or indirect sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any capital stock or interest (including voting interest) in any capital stock (including any Covered Company Shares).

ARTICLE II

VOTING AGREEMENT AND IRREVOCABLE PROXY

Section 2.1 Agreement to Vote.

(a) Stockholder hereby irrevocably and unconditionally agrees that, during the term of this Agreement, at the Company Stockholders’ Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of the Company (the date of the taking of any such action being an applicable “Determination Date”), Stockholder shall, in each case to the extent that the Covered Company Shares are entitled to vote thereon or consent thereto:

(i) appear at each such meeting or otherwise cause all of Stockholder’s Covered Company Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy, or if applicable deliver (or cause to be delivered) a written consent covering, all of Stockholder’s Covered Company Shares:

(1) in favor of the adoption of the Merger Agreement and approval of the Merger and the transactions contemplated thereby and any other action reasonably requested by Parent in furtherance thereof;

(2) in favor of any proposal to adjourn a meeting of the stockholders of the Company to solicit additional proxies in favor of the adoption of the Merger, the Merger Agreement and the transactions contemplated thereby;

(3) against any Company Acquisition Proposal; and

(4) against any other action, agreement or transaction that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement

(including the consummation in each case thereof) or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by Stockholder of its obligations under this Agreement, including any action, agreement or transaction that would reasonably be expected to result in any condition to the consummation of the Merger set forth in the Merger Agreement not being satisfied, or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of Stockholder contained in this Agreement.

(b) Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or consent. Nothing contained in this Agreement shall require Stockholder (or shall entitle any proxy of Stockholder) to convert, exercise or exchange any option, warrants or convertible securities in order to obtain any underlying shares of Company Common Stock.

Section 2.2 No Inconsistent Agreements. Stockholder represents, covenants and agrees that, except for this Agreement, Stockholder (a) has not entered into, nor shall enter into at any time while this Agreement remains in effect, any voting agreement, voting trust or similar arrangement or understanding with respect to any Covered Company Shares, (b) has not granted, nor shall grant at any time while this Agreement remains in effect, a proxy (except in accordance with Section 2.3 hereof), consent or power of attorney with respect to any Covered Company Shares and (c) has not taken, nor shall take at any time while this Agreement remains in effect, any action that would (1) make any representation or warranty of Stockholder contained herein untrue or incorrect, (2) violate or conflict with Stockholder’s covenants and obligations under this Agreement or (3) otherwise have the effect of restricting, preventing or disabling Stockholder from performing any of his, her or its obligations under this Agreement.

Section 2.3 Grant of Irrevocable Proxy. Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact Timothy Scannell and Dean Bergy, in their respective capacities as officers of Parent, and any other Person designated by Parent in writing (collectively, the “Grantees”), each of them individually, with full power of substitution and resubstitution, to the fullest extent of Stockholder’s rights with respect to the Covered Company Shares, effective as of the date hereof and continuing until the termination of this Agreement in accordance with Section 5.1 herein (the “Voting Period”), to vote (or execute written consents, if applicable) with respect to the Covered Company Shares solely as required pursuant to Section 2.1(a) and Section 2.1(b) hereof. The proxy granted by Stockholder hereunder shall be irrevocable during the Voting Period, shall be deemed to be coupled with an interest sufficient in Law to support an irrevocable proxy, and Stockholder (a) will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and (b) hereby revokes any proxy previously granted by Stockholder with respect to any Covered Company Shares (other than Routine Matters, as defined below). The power of attorney granted by Stockholder hereunder is a durable power of attorney and shall survive the bankruptcy, death or dissolution of Stockholder. Other than (i) as provided in this Section 2.3, (ii) the granting of proxies to vote Covered Company Shares to an Affiliate of Stockholder as a Permitted Transfer and (iii) the granting of proxies to vote Covered Company Shares with respect to the election of directors, ratification of the appointment of the Company’s auditors at the Company’s annual meeting or special meeting of stockholders, and other routine matters at the Company’s annual meeting or any special meeting, in either case, to the extent such matters are not (x) inconsistent with the obligations contemplated by the Merger Agreement or this Agreement or (y) related to the transactions contemplated by the Merger Agreement or this Agreement (collectively, “Routine Matters”), Stockholder shall not directly or indirectly grant any Person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to the voting of any of Stockholder’s Covered Company Shares. Parent may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder.

ARTICLE III

OTHER COVENANTS

Section 3.1 Restrictions on Transfers. Stockholder hereby agrees that, during the Voting Period, (i) Stockholder shall not, directly or indirectly, Transfer or consent to a Transfer of any Covered Company Shares or any Beneficial Ownership interest or any other interest therein, unless such Transfer is a Permitted Transfer and (ii) any Transfer in violation of this provision shall be void.

Section 3.2 No Solicitation. During the Voting Period, (i) Stockholder shall, and Stockholder shall cause each of his, her or its controlled Affiliates and its and their Representatives to, immediately cease and cause to be terminated all existing activities, discussions, negotiations and communications, if any, with any Persons (or any of their Representatives) with respect to a Company Acquisition Proposal (other than Parent or any of its Affiliates or Representatives with respect to the transactions contemplated by the Merger Agreement), (ii) Stockholder shall not, and Stockholder shall cause each of his, her or its controlled Affiliates and his, her or its and their Representatives to not, directly or indirectly, (a) initiate, seek, solicit, facilitate or knowingly encourage, or induce or take any other action designed or intended to lead to, or that would reasonably be expected to lead to any inquiry with respect to, or the making, submission or announcement of, any Company Acquisition Proposal, (b) enter into, continue or otherwise participate in any negotiations or discussions with, or furnish or cause to be furnished any information or data to, or cause to be furnished access to the Company’s (of any of its Subsidiaries’) properties with respect to, or otherwise cooperate in any way with, any Person (other than Parent or any of its Affiliates or Representatives) relating to any Company Acquisition Proposal or any proposal reasonably expected to lead to any Company Acquisition Proposal, (c) enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to any Company Acquisition Proposal, (d) submit or cause to be submitted to the stockholders of the Company for their approval any Company Acquisition Proposal or (e) agree or announce an intention to do any of the foregoing and (iii) Stockholder shall, and Stockholder shall cause each of his, her or its controlled Affiliates and his, her or its and their Representatives to, use their respective reasonable best efforts to cause any such third Person (and its Representatives) in possession of confidential information about the Company or any of its Subsidiaries (or its or its Subsidiaries’ businesses or operations) to return or destroy all such information or any other confidential information that has been provided in any such discussions or negotiations relating to a possible Company Acquisition Proposal. Notwithstanding the foregoing, if Stockholder is also a director or executive officer of the Company, Stockholder shall be permitted to take such actions in their capacity as a Representative of the Company, solely to the extent the Company would be permitted to take such actions under Section 5.5 of the Merger Agreement; provided, however, for the avoidance of doubt, no actions permitted to be taken by a director or executive officer of the Company pursuant to the foregoing section shall be deemed to be a breach by Stockholder solely due to Stockholder’s status as an Affiliate of such director of executive officer. Notwithstanding anything to the contrary herein, this Agreement shall not restrict the ability of Stockholder to review any Company Acquisition Proposal and, solely to the extent the Company Board has made the determinations set forth in the first sentence of Section 5.5(b) of the Merger Agreement, to discuss and confirm to the Company the willingness of the Stockholder to support and sign a voting agreement in the event of any termination of the Merger Agreement.

Section 3.3 Waiver of Appraisal Rights; Litigation. Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect (or attempt to exercise, assert or perfect), any rights of appraisal or rights to dissent from the Merger that it may at any time have under applicable Law. Stockholder agrees not to commence, join in, facilitate, assist or encourage any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors or Representatives (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement or (c) otherwise relating to the Merger Agreement, this Agreement or the Merger or other transactions contemplated by the Merger Agreement or this Agreement; provided, however, that the foregoing shall not restrict Stockholder from enforcing any of his, her or its rights under the Merger Agreement or this Agreement.

Section 3.4 Stock Dividends, Distributions, Etc. In the event of a stock split, reverse stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the terms “Existing Shares” and “Covered Company Shares” shall be deemed to refer to and include all such stock dividends and distributions and any Securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 3.5 Termination of Certain Agreements. Stockholder shall, to the extent Stockholder is a party to any such agreement, take all necessary action to, effective immediately prior to the Effective Time, terminate all agreements between Stockholder and the Company or a Company Subsidiary set forth on Schedule II, without any further liability or obligation under such agreement to the Company or such Company Subsidiary.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of Stockholder. Stockholder hereby severally represents and warrants to Parent as follows:

(a) Organization. Stockholder, to the extent Stockholder is an entity, is duly organized and validly existing under the Laws of the jurisdiction of its incorporation, formation or organization, as applicable.

(b) Authority; Execution and Delivery; Enforceability. If Stockholder is not a natural person, (i) Stockholder has all necessary corporate or other entity power and authority to execute, deliver and perform its obligations under this Agreement and (ii) the execution, delivery and performance by Stockholder of this Agreement and the compliance by Stockholder with each of its obligations herein have been duly and validly authorized by all necessary corporate or other entity action on the part of Stockholder. If Stockholder is a natural person, Stockholder has full legal capacity, right and authority to execute, deliver and perform Stockholder’s obligations under this Agreement. Stockholder has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Parent of this Agreement, this Agreement constitutes Stockholder’s legal, valid and binding obligation, enforceable against Stockholder in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

(c) Ownership of Shares. As of the date hereof, except as described in a Schedule 13D or Schedule 13G filed by the Stockholder with the SEC prior to the date of this Agreement (the “Beneficial Ownership Disclosure”), the Stockholder is the sole Beneficial Owner of the Existing Shares set forth opposite Stockholder’s name on Schedule I hereto, free and clear of any Liens and free of any limitation or restriction on the right to vote, sell, transfer or otherwise dispose of such Existing Shares (other than (i) this Agreement, (ii) any limitations or restrictions imposed under applicable Laws or (iii) pursuant to the terms of any Company Equity Awards or any employee benefit plan of the Company), and such Existing Shares constitute all of the shares of Company Common Stock Beneficially Owned or owned of record by Stockholder. Except as set forth on Schedule I hereto or described in the Beneficial Ownership Disclosure, Stockholder has and will have at all times through the Voting Period (except to the extent such Existing Shares are transferred after the date hereof pursuant to a Permitted Transfer) sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 2.1 hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of Stockholder’s Existing Shares.

(d) No Conflicts. Neither the execution and delivery of this Agreement by Stockholder nor compliance by Stockholder with any of the terms or provisions hereof will (i) with respect to a Stockholder that is not a natural person, violate any provision of the certificate of incorporation, bylaws, or other organizational or governing documents of Stockholder, (ii) conflict with or violate any Law applicable to Stockholder or by which any of Stockholder’s properties or assets are bound or affected, (iii) violate, conflict with, result in any breach of any provision of, or loss of any benefit under, constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation under, or require the consent of, notice to, or filing with any third party pursuant to any terms or provisions of any Contract to which Stockholder is a party or by which any property or asset of Stockholder is bound or affected, or result in the creation of any Lien (other than any Permitted Lien) upon any of the properties or assets of Stockholder (including any Company Covered Shares), except, in the case of the foregoing clauses (ii) or (iii), for such violations as, individually or in the aggregate, would not reasonably be expected to impair Stockholder’s ability to perform his, her or its obligations under this Agreement on a timely basis.

(e) Consents and Approvals. The execution, delivery and performance by Stockholder of this Agreement do not and will not require any Consent of, or filing with, any Governmental Authority (excluding filings with the SEC under applicable securities Laws and applicable Antitrust Laws).

(f) Legal Proceedings. As of the date of this Agreement, there are no Proceedings pending, or to the knowledge of Stockholder, threatened against Stockholder or any of Stockholder’s assets or properties that would reasonably be expected to impair Stockholder’s ability to perform Stockholder’s obligations under this Agreement on a timely basis. Neither Stockholder nor any of Stockholder’s properties or assets is or are subject to any Order that would reasonably be expected to impair Stockholder’s ability to perform its obligations under this Agreement on a timely basis.

(g) Brokers. No investment banker, broker or finder or other intermediary is entitled to any investment banking, brokerage, finder’s or similar fee or commission from Parent, Merger Sub or the Company (or any of their Subsidiaries) in connection with this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

(h) No Other Representations. Stockholder acknowledges and agrees that other than the representations expressly set forth in this Agreement, Parent has not made and is not making any representations or warranties to Stockholder with respect to Parent, the Merger Agreement or any other matter. Stockholder hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).

Section 4.2 Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows:

(a) Organization. Parent is duly organized and validly existing under the Laws of the State of Michigan.

(b) Authority; Execution and Delivery; Enforceability. Parent has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by Parent of this Agreement and the compliance by Parent with each of its obligations herein have been duly and validly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Stockholder of this Agreement, this Agreement constitutes Parent’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

(c) No Conflicts. Neither the execution and delivery of this Agreement by Parent nor compliance by Parent with any of the terms or provisions hereof will (i) violate any provision of the Certificate of Incorporation or Bylaws of Parent, (ii) conflict with or violate any Law applicable to Parent or by which any of Parent’s properties or assets are bound or affected, (iii) violate, conflict with or result in any breach of any provision of, or result in the loss of any benefit under, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the consent of, notice to or filing with any third party pursuant to any of the terms or provisions of any Contract to which Parent is a party or by which any property or asset of Parent is bound or affected, or result in the creation of any Lien (other than any Permitted Lien) upon any of the properties or assets of Parent, except, in the case of the foregoing clauses (ii) or (iii), for such violations as, individually or in the aggregate, would not reasonably be expected to impair Parent’s ability to perform its obligations under this Agreement on a timely basis.

(d) No Other Representations. Parent acknowledges and agrees that other than the representations expressly set forth in this Agreement, Stockholder has not made and are not making any representations or warranties to Parent with respect to the Company, Stockholder’s ownership of Company Common Stock, the Merger Agreement or any other matter. Parent hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of this Agreement by the mutual written consent of Parent and Stockholder; (b) the termination of the Merger Agreement in accordance with its terms prior to the Effective Time; (c) a Company Adverse Recommendation Change to the extent permitted by, and subject to the applicable terms and conditions of, Section 5.5(d) or Section 5.5(e) of the Merger Agreement;(d) the Effective Time and (e) any amendment to the Merger Agreement without the prior written consent of Stockholder that (I) decreases the amount or changes the form of the Merger Consideration, (II) imposes any additional material restrictions on or additional conditions on the payment of the Merger Consideration to stockholders of the Company, (III) imposes any additional material restrictions or obligations on the Stockholder or (IV) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder relative to the other stockholders of the Company (excluding, in all cases, any amendments affecting directors, officers or employees of the Company or any Subsidiary of the Company in their capacities as such who are stockholders of the Company). In the event of the termination of this Agreement in accordance with this Section 5.1, this Agreement shall forthwith become void and have no effect, and there shall not be any liability or obligation on the part of any Party hereto, other than Section 3.3, this Section 5.1 and Article VI, which provisions shall survive such termination, and Section 3.5 which shall survive such termination pursuant to clauses (c) and (d) of this Section 5.1 to the extent the Effective Time occurs; provided, however, that nothing in this Section 5.1 shall relieve any Party from liability for any material and intentional breach of any representation, warranty, covenant or other agreement contained in this Agreement, in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity. For purposes of this Agreement, “material and intentional breach” shall mean an action or omission taken or omitted to be taken that the breaching party intentionally takes (or fails to take) and knows would, or knows would reasonably be expected to, cause a material breach of this Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Publication. Stockholder (i) hereby consents to and authorizes the publication and disclosure by Parent and the Company in any press release or the Proxy Statement (including all documents and schedules filed with the SEC) or other disclosure document required under applicable Law in connection with the Merger

Agreement or the transactions contemplated thereby, its identity and ownership of shares of Company Common Stock, the nature of its commitments, arrangements and understandings pursuant to this Agreement and such other information reasonably required under applicable Law in connection with such publication or disclosure (“Stockholder Information”), and (ii) hereby agrees to cooperate with Parent in connection with such filings, including providing Stockholder Information requested by Parent. As promptly as practicable, Stockholder shall notify Parent of any required corrections with respect to any Stockholder Information supplied by Stockholder, if and to the extent Stockholder becomes aware that any such Stockholder Information shall have become false or misleading in any material respect. Parent hereby consents to and authorizes the publication and disclosure of this Agreement by Stockholder in any disclosure document required by applicable Law (including any Schedule 13D).

Section 6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Company Shares. All rights, ownership and economic benefits of and relating to the Covered Company Shares shall remain vested in and belong to Stockholder, and Parent shall have no authority to direct Stockholder in the voting or disposition of any of the Covered Company Shares, except as otherwise provided herein.

Section 6.3 Further Assurances. Each of the Parties agrees that, upon the reasonable request of the other Party, it shall use reasonable best efforts to take, or cause to be taken, such further actions as may be reasonably necessary, proper or advisable to comply with its obligations hereunder, including by executing and delivering additional documents.

Section 6.4 Amendment and Modification; Waiver. This Agreement may not be amended, modified or supplemented, except by an instrument in writing signed on behalf of each of the Parties hereto. Any agreement on the part of a Party to any waiver of any obligation of the other Parties shall be valid only if set forth in an instrument in writing signed on behalf of such waiving Party. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any Party of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

Section 6.5 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed facsimile transmission or electronic mail, addressed as follows:

(a) if to Parent, to:

Stryker Corporation

2825 Airview Boulevard

Kalamazoo, Michigan 49002

Fax:    (269) 385-2066

Email: Michael.Hutchinson@stryker.com

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

155 North Wacker Drive

Chicago, Illinois 60606

Attention:     Richard C. Witzel, Jr.

Telephone No.: (312) 407-0700

Facsimile No.: (312) 407-0411

Email: Richard.Witzel@skadden.com

(b) if to Stockholder, as set forth on Schedule III hereto.

Section 6.6 Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 6.7 Entire Agreement; Third Party Beneficiaries. This Agreement (including the Schedules hereto and, to the extent referred to in this Agreement, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof and (b) is not intended to and shall not confer any rights, benefits, remedies, obligations or liabilities upon any Person other than the Parties hereto and their respective permitted successors and assigns.

Section 6.8 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the intent of this Agreement and the transactions contemplated hereby be fulfilled as originally contemplated to the fullest extent possible.

Section 6.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Parties, and any such assignment without such consent shall be null and void. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns.

Section 6.10 Headings; Interpretation.

(a) The Parties hereto have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(b) The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs and schedules are to the articles, sections and paragraphs of, and schedules to, this Agreement, unless otherwise specified, and the headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to December 7, 2017, unless the context requires otherwise. Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). All references to “dollars” or “$” refer to currency of the United States.

Section 6.11 Governing Law. This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent or Stockholder in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 6.12 Specific Performance. The Parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the Parties hereto acknowledge and agree that, prior to any termination of this Agreement in accordance with Section 5.1, in the event of any breach or threatened breach by Parent, on the one hand, or Stockholder, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, Parent, on the one hand, and Stockholder, on the other hand, shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 6.13 Consent to Jurisdiction.

(a) Each of the Parties hereto hereby, with respect to any legal claim or Proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (i) expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) agrees that it will not bring any claim or Proceeding relating to this Agreement or the transactions contemplated by this Agreement except in such courts and (iv) irrevocably waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, any objection which it may now or hereafter have to the laying of venue of any claim or Proceeding arising out of or relating to this Agreement. Notwithstanding the foregoing, each of Parent and Stockholder agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) Each Party hereto irrevocably consents to the service of process in any claim or Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other Party hereto may be made by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 6.5 and such service of process shall be sufficient to confer personal jurisdiction over such party in such claim or Proceeding and shall otherwise constitute effective and binding service in every respect.

Section 6.14 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR

COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN ANY OF THEM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

Section 6.15 Capacity as a Stockholder. Stockholder makes its agreements and understandings herein solely in its capacity as record holder and Beneficial Owner of the Covered Company Shares and, notwithstanding anything to the contrary herein, nothing herein shall limit or affect any actions taken by Stockholder or any Representative of Stockholder solely in his or her capacity as a director or officer of the Company.

Section 6.16 Expenses. All expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger or the transactions contemplated by the Merger Agreement are consummated.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, Parent and Stockholder have duly executed this Agreement, all as of the date first written above.

STRYKER CORPORATION

By:
Name:
Title:

STOCKHOLDER

By:
Name:

[Voting Agreement]

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

ENTELLUS MEDICAL, INC.
3600 HOLLY LANE NORTH
SUITE 40 PLYMOUTH, MN 55447

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors of Entellus Medical, Inc. (the “Board of Directors”) recommends you vote FOR proposals 1 and 2.

			For	Against	Abstain
1.	The Merger Proposal: The proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated December 7, 2017, by and among Stryker Corporation, Explorer Merger Sub Corp. and Entellus Medical, Inc., and approve the transactions contemplated thereby, including the merger of Explorer Merger Sub Corp. with and into Entellus Medical, Inc., with Entellus Medical, Inc. continuing as the surviving corporation and a direct or indirect wholly owned subsidiary of Stryker Corporation (the “Merger”); and		☐	☐	☐

			For	Against	Abstain
2.

The Adjournment Proposal: The proposal to approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the proposal to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, at the time of the special meeting.

			☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)		Date

0000350430_1    R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice & Proxy Statement is/are available at www.proxyvote.com

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ENTELLUS MEDICAL, INC.

Special Meeting of Stockholders

        ,         , 2018

     AM, CST

This proxy is solicited by the Board of Directors

The stockholders hereby appoint Robert S. White and Brent A. Moen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ENTELLUS MEDICAL, INC. that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at         AM, CST on         ,             , 2018, at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR proposal 1 and FOR proposal 2.

Continued and to be signed on reverse side

0000350430_2    R1.0.1.17